UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08104

Touchstone Funds Group Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code:  800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2019

Annual Report

Touchstone Funds Group Trust

Touchstone Active Bond Fund

Touchstone Anti-Benchmark® International Core Equity Fund

Touchstone Anti-Benchmark® US Core Equity Fund

Touchstone Credit Opportunities II Fund (formerly known as Touchstone Credit Opportunities Fund)

Touchstone High Yield Fund

Touchstone Impact Bond Fund

Touchstone International ESG Equity Fund (formerly known as Touchstone Premium Yield Equity Fund)

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Small Cap Fund

Touchstone Small Cap Value Fund

Touchstone Ultra Short Duration Fixed Income Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds’ investments on September 30, 2019. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended September 30, 2019.

The post-crisis equity bull market appeared to stall over the trailing 12 months as broad measures of global equities finished near where they started. The period was book-ended by macro-driven negative sentiment in equities during the fourth quarter of 2018 and the third quarter of 2019. After declining into correction territory during the fourth quarter of 2018, central banks, most notably the U.S. Federal Reserve Board (Fed), provided hope of stimulus. The Fed responded with a pause to its monetary policy normalization until shifting to a stimulatory policy stance in the third quarter of 2019 with two cuts in the overnight rate. A chorus of neutral to dovish policy pronouncements and potential for stimulus from other central banks, as well as fiscal and monetary policy stimulus in China, supported a risk rally during the first half of 2019. However, worsening global economic data – combined with a lack of progress toward resolution of the U.S.-China trade war and geopolitical instability in Europe – led to a return of negative sentiment in the period’s final quarter.

In the U.S., mid- and large-capitalization stocks finished with low-to-mid single digit gains while their small-cap brethren, particularly micro-cap stocks, posted negative returns. In terms of style, value-oriented stocks reversed the long run of growth domination in the small- and large-capitalization stocks. However, growth-oriented stocks within the mid-capitalization range significantly outperformed their value-oriented counterparts. Outside the U.S., emerging market and developed market equities exhibited the same peak-trough-recovery pattern as U.S. equities, but finished slightly down in U.S. dollar terms due to dollar strength during the period.

The net effect of the Fed’s rate changes – one hike in the fourth quarter of 2018 and two cuts in the third quarter of 2019 – pushed short-term rates lower while investor demand for safety and yield contributed to lower rates on longer maturities. The result was a significantly flatter yield curve, giving rise to fears throughout the year of a yield curve inversion, which historically has been a leading indicator of recessions. In 2019, these concerns were realized as a brief inversion occurred during the third quarter. Demand for U.S. Treasuries remained strong given the weaker economic environment and relatively high yields compared to many developed sovereign issuers in 2019. The declining rates created a tailwind for longer maturity bonds. Although credit spreads ended the period wider, investor preference for safer yield contributed to outperformance of investment grade over their non-investment grade counterparts.

Periods such as these remind us of the importance of the steady hands of financial professionals, trust in one’s investment strategy and the inherent risks of trying to time the market. Further, we believe that more volatile environments typically create more opportunity for active managers, especially those who are Distinctively Active.

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 9.68 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 10.30 percent.

Market Environment

In the fourth quarter of 2018, the U.S. Federal Reserve Board (Fed) did not pause with tightening policy, and U.S.-China trade rhetoric intensified after it was hoped that tensions would ease following the G-20 summit. The markets reacted to both of these developments dramatically. The S&P 500® Index declined and risk premiums on non-U.S. Treasury sectors widened significantly.

However, the sell-off at the end of 2018 set the stage for much of the rally over the next nine months. For the first half of 2019, many of the factors that drove the risk-off move in the fourth quarter abated – escalation of the trade war with China, rising interest rates and general fears of a slowdown in global growth – causing credit and equities to recover the majority of losses. The Fed continued to communicate a relatively positive outlook for the U.S. economy, citing a robust labor market, modest wage growth and core inflation well below the 2 percent target.

However, the rally that occurred through the first half of 2019 subsided as tensions flared again between the U.S. and China over trade. As trade dominated headlines, soft economic data out of the eurozone elevated concern as to whether the European Central Bank or individual European governments had the tools necessary to stimulate growth. Likewise, readings on U.S. manufacturing showed signs of slowing coupled with weaker business confidence due to policy and trade uncertainty. All of this sent investors into safe haven assets and sent rates markedly lower. These risks spiked in August and lingered to close the 12-month period.

Portfolio Review

The active management of interest rates was the largest detractor for the period, specifically tactically allocating to treasury inflation protected securities (TIPS). The yield curve flattened throughout the year and the intermediate part of the curve inverted. Interest rates reacted to broader concerns about a slowdown in global growth amid trade uncertainty with China, European weakness and manufacturing weakness in the U.S. which caused investors to shift into U.S. Treasuries. A shorter duration positioning had a negative impact on results given that backdrop.

An overweight allocation to risk assets relative to the U.S. Treasury and Agency-heavy benchmark had a modestly positive impact on performance due to additional return, even as spreads on 10-year BBB-rated Industrials sector bonds were slightly wider over the 12-month period.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Strong security selection within investment grade credit and securitized assets was the largest contributor. Within investment grade credit, capital goods, energy and real estate investment trusts (REITS) were the top contributing industries, while within securitized assets Agency Fixed-Rate Mortgage-Backed Securities (MBS) and Non-Agency Commercial MBS were top contributors.

Outlook

We believe the level of interest rates primarily reflects the changing economic outlook and rate path of the Fed, and reflects the uncertainty surrounding trade policy, global economic outlook and tighter financial conditions. In the near term, downward pressure on interest rates should continue to persist in a slow global growth and low yield environment, likely with higher volatility. The front-end of the curve is likely to outperform from here given the level of rates amid this backdrop. The general risks to lower interest rates include higher than expected growth and an acceleration in inflation. The primary risk to lower rates is that the trade disputes get resolved in a friendly fashion and growth is able to return to trend. The Fund is positioned slightly long duration and curve neutral versus the benchmark. We view TIPS as somewhat attractive as a long-term risk/reward trade from a breakeven basis.

We believe the biggest concern going forward is the further escalation of the trade dispute between the U.S. and China, and the elevation of uncertainty surrounding the potential fallout and impact on the global economy. In addition, we believe the risk of further weakness in business confidence and investing will eventually spill over into labor markets and effect consumer spending.

The Fund continues to have a modest allocation to U.S. dollar denominated emerging markets debt as the additional yield the sector offers remains attractive relative to investment grade credit and high yield.

Certain securitized sectors offer attractive risk/reward profiles, particularly within the Asset-Backed Securities (ABS) and Non-Agency MBS sectors, for higher quality securities. We are also comfortable with the space given it is closely related to the health of the consumer, which continues to be strong.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Active Bond Fund - Class A* and the

Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, October 3, 1994, April 12, 2012, and April 12, 2012, respectively. Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Anti-Benchmark® International Core Equity Fund

Sub-Advised by TOBAM S.A.S.

Investment Philosophy

TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.

Fund Performance

The Touchstone Anti-Benchmark® International Core Equity Fund (Class Y Shares) underperformed its benchmark, the MSCI EAFE Index, since the Fund’s November 19, 2018 inception through the period ended September 30, 2019. The Fund’s return was 2.13 percent compared to the 7.19 percent return of the MSCI EAFE Index.

Market Environment

The Fund was launched in the middle of the fourth quarter of 2018, in a declining equity market environment as global growth concerns and trade tensions weighed on investors. In contrast, the first three quarters of 2019 were marked by a strong rebound in equity markets, however, during the third quarter of 2019 there was a pause in the year–to-date rise of equity markets following concerns regarding U.S.-China trade tensions.

Long term inflation expectations continued to be subdued for the Eurozone and spot inflation rates remained low as well. European central bankers loosened monetary policy and restarted quantitative easing. Illustrative of this loose monetary environment in the Eurozone was that the entirety of the German yield curve turned negative.

Portfolio Review

TOBAM analyzes the Fund’s relative performance vs. the benchmark by looking at the main benchmark holdings and how they performed over the period, since the Fund is a long-only portfolio, fully invested, without leverage that does not invest in off benchmark stocks. By maximizing diversification, the Fund seeks a portfolio where risk is contributed homogeneously by all the risk factors available in the investment universe.

The Fund’s underweight to the largest market capitalization stocks relative to the benchmark and overweighting the lowest market capitalization stocks represented a performance headwind during the period.

Over the period, the Fund’s Financials, Energy, Consumer Discretionary and Materials exposures positively contributed to performance relative to the benchmark. The Communication Services, Consumer Staples, Health Care, Industrials, and Utilities sectors all detracted from performance relative to the benchmark.

Outlook and Conclusion

TOBAM’s Anti-Benchmark® strategy does not forecast market activity but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of maximizing diversification from a bottom-up perspective. Securities are solely bought or sold in relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal

Management’s Discussion of Fund Performance (Unaudited) (Continued)

diversification. TOBAM’s patented Anti-Benchmark® approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Anti-Benchmark® International Core Equity Fund - Class Y* and the

MSCI EAFE Index

*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the difference in fees paid by the shareholders in the different classes. The inception date of the Fund was November 19, 2018. The returns of the index listed above are based on the inception date of the Fund.

**	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Anti-Benchmark® US Core Equity Fund

Sub-Advised by TOBAM S.A.S.

Investment Philosophy

TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.

Fund Performance

The Touchstone Anti-Benchmark® US Core Equity Fund (Class Y Share) underperformed its benchmark, the Russell 1000® Index, since the Fund’s November 19, 2018 inception through the period ended September 30, 2019. The Fund’s return was 6.57 percent compared to the 10.65 percent return of the benchmark.

Market Environment

The Fund was launched in the middle of the fourth quarter of 2018, in a declining equity market environment as global growth concerns and trade tensions weighed on investors. Small caps declined the most. Fundamentals for the U.S. economy were nonetheless positive, with an unemployment rate at all-time lows (below 4 percent), a gross domestic product (GDP) growth expected to be 3 percent, and core inflation slightly below the 2 percent target. Late in the period, the third quarter of 2019, there was a pause in the year-to-date rise of equity markets following concerns regarding U.S.-China trade tensions.

Credit markets benefited from yield scarcity as more than $14 trillion in bonds traded in negative yield territory globally.

Portfolio Review

TOBAM analyzes the Fund’s relative performance vs. the benchmark by looking at the main benchmark holdings and how they performed over the period, since the Fund is a long-only portfolio, fully invested, without leverage that does not invest in off benchmark stocks. By maximizing diversification, the Fund seeks a portfolio where risk is contributed homogeneously by all the risk factors available in the investment universe.

The Fund’s underweight to the largest market capitalization stocks relative to the benchmark and overweighting the lowest market capitalization stocks represented a performance headwind during the period.

Over the period, the Fund’s Financials, Energy, Real Estate, Utilities, and Materials exposures positively contributed to performance relative to the benchmark. The Communication Services, Consumer Staples, Consumer Discretionary, Industrials, and Information Technology sectors all detracted from performance relative to the benchmark.

Outlook and Conclusion

TOBAM’s Anti-Benchmark® strategy does not forecast market activity but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of maximizing diversification from a bottom-up perspective. Securities are solely bought or sold in relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal

Management’s Discussion of Fund Performance (Unaudited) (Continued)

diversification. TOBAM’s patented Anti-Benchmark® approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Anti-Benchmark® US Core Equity Fund - Class Y* and the

Russell 1000® Index

*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the difference in fees paid by the shareholders in the different classes. The inception date of the Fund was November 19, 2018. The returns of the index listed above are based on the inception date of the Fund.

**	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Credit Opportunities II Fund*

Sub-Advised by Ares Capital Management II LLC

Investment Philosophy

The Touchstone Credit Opportunities II Fund employs a flexible investment approach by allocating assets among core investments and opportunistic investments as market conditions change. It invests in several broad investment categories, including high yield bonds, bank loans, special situations, structured credit and hedges.

Fund Performance

The Touchstone Credit Opportunities II Fund (Class A Shares) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 3-month period ended September 30, 2019. The Fund’s total return was 1.40 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.56 percent.

Market Environment

Investors continued to grapple with dovish rhetoric from global central banks, ongoing U.S.-China trade negotiations, uncertainty following the dramatic shift in interest rates, and heightened concerns over weaker economic indicators. The U.S. Federal Reserve Board (Fed) continued with their accommodative approach by cutting rates in July and September while the European Central Bank cut rates in September and relaunched quantitative easing. Trade negotiations continued throughout the quarter and shaped market sentiment. Economic data releases seemed to confirm a late cycle backdrop as gross domestic product (GDP) figures in the U.S. and Europe pointed to deceleration and the ISM Purchasing Manager’s Index (PMI) highlighted cracks in the U.S. economy. Fear pushed government yields down globally. The dollar amount of negative yielding debt increased to $15 trillion by quarter-end, an increase of 67 percent in 2019 and nearly double the five-year average of $8 trillion. Meanwhile, positive, long-end rates moved decidedly lower in the U.S. and resulted in an inversion of the U.S. Treasury curve. While these events contributed to episodic volatility, corporate credit markets generated positive returns.

While both the high yield and bank loans asset classes lagged investment grade bonds, performance was relatively stable as investment grade returns lagged their sub-investment grade peers in July and September. The technical environment in high yield remained positive as coupon reinvestment, inflows and rising stars offset new issuance and fallen angels. Bank loan technicals remained constructive as collateralized loan obligation (CLO) issuance remained steady, new issuance light, and repayments provided a balance against continued retail outflows. High yield returns were driven by a mix of price and coupon, while the quarter was a coupon-only environment for bank loans. A sign of late cycle sentiment; high credit quality led the way in both markets while CCC-rated securities posted negative returns. Default rates and expectations remained below historical averages, although we have witnessed an uptick recently, largely attributable to weakness in the Energy sector. Dispersion on a single-name basis within high yield continued to increase, as the percentage of bonds trading near index levels steadily declined.

Portfolio Review

The Touchstone Credit Opportunities Fund was reorganized into the Touchstone Credit Opportunities II Fund after the close of business on September 6, 2019 with the performance record for Touchstone Credit Opportunities Fund becoming the history of Touchstone Credit Opportunities II Fund as a reflection of the Credit Opportunities Strategy’s continuity. The Touchstone Credit Opportunities II Fund changed its investment goal and principal investment strategy, and appointed Ares as sub-advisor in mid-May 2019. Fund assets were transitioned into the Credit Opportunities Strategy over the course of May and June 2019.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Both the high yield and bank loan allocations contributed to returns. The bank loan allocation faced a headwind from holdings in the Energy and retail sectors, but still was additive to results. Allocations to structured products and equity detracted. Negative contributions from the structured products allocation were largely technical while idiosyncratic news affected the equity allocation. Single-name shorts contributed modestly to performance.

In terms of individual contributors, the top five positive contributors were all high yield while the bottom five were a mix of high yield and equity. Air Methods Corp. and New Gold Inc. bonds both benefited from positive signs of an operational turnaround. Simmons Foods Inc., The Hillman Group Inc., and JBS USA Holdings Inc. bonds all rallied on strong earnings reports. Reorganization Equity positions, Cumulus Media Inc. and HCA Healthcare Inc., were a modest drag on Fund results though this was partially offset by better performing debt positions from the same issuers. Vine Oil & Gas LP and Rowan Companies Inc. bonds detracted from performance due to the broad weakness in the Energy sector. Frontier Communications Corp. was a modest detractor at the issuer level as the weak high yield bond holding offset contribution from other Frontier securities.

Outlook

As we enter the final quarter of 2019, cracks have started to appear in the strength of the U.S. economy surrounding its resiliency amid prolonged trade tensions with China. A seemingly direct outcome of the continued negotiations has been the recent decline in U.S. manufacturing as the ISM PMI reported its September reading. The September output was the lowest since June 2009 and the second consecutive month of contraction as new exports sunk to the lowest reading in over 10 years. While manufacturing comprises a smaller portion of overall U.S. economic production, September’s ISM Non-Manufacturing Index indicated that weakness may be spreading to the services sector as well. September’s ISM Non-Manufacturing Index continued to reflect economic expansion, though at a declining rate, and a sharp decrease from August’s reading. Moreover, though consumer spending comprises a large majority of the U.S. economy and has benefited recently from the strong labor market, uncertainty over trade negotiations could dampen business investment and curtail hiring going forward. Europe has already shown evidence of slowing growth as euro area economic growth is forecast to slow to roughly 1 percent this year from about 2 percent in 2018, which would result in its worst performance in six years if the projections materialize. The outlook for the euro area economy also took another hit in September as confidence in industry dropped to its lowest level in six years, reflecting the impact of trade uncertainty and worsening unease related to Brexit. As we enter the final stretch of 2019, we expect a higher probability of volatility across global capital markets due to political headlines, underwhelming economic data and potential consequences of Brexit. While we believe this could further perpetuate credit dispersion, we welcome the opportunities that result from an uncertain environment owing to our fundamental approach to investing. We ultimately view any market dislocation as an opportunity to strategically source credit and believe that active managers with flexible capital will be rewarded.

We believe the Fund can continue to serve as an all-weather allocation to sub-investment grade credit and a diversifier to traditional core fixed income allocations. It is our view that the unpredictable nature of the market in the past year underscores the need for an investment strategy like the one utilized in the Fund - flexible guidelines, an agile portfolio construct and a highly selective approach to security selection.

*Prior to September 9, 2019, the performance history is that of the Touchstone Credit Opportunities Fund.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Credit Opportunities II Fund - Class A* and the

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 31, 2015. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks a high level of income. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade securities.

Fund Performance

The Touchstone High Yield Fund (Class A Shares) outperformed its benchmark, ICE BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 7.08 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 6.34 percent.

Market Environment

Over the 12-month period, the high yield market was driven by a handful of larger economic movements that significantly affected the asset class and its returns. Events with the largest impact included economic volatility surrounding political rhetoric, slowing global economic growth and trade policy, particularly between the U.S. and China. The fourth quarter of 2018 was a severe risk-off quarter as concerns over global growth and the pace of the U.S. Federal Reserve Board’s (Fed) interest rate increases mounted. Risk assets rallied in the first quarter of 2019 after the Fed and other major central banks around the world adopted a more dovish stance. The latter half of the last twelve months included large bouts of volatility with more muted returns.

The U.S. Treasury market saw a large and consistent rally for much of the period as yields of all maturity levels declined. In addition to the significant rally in U.S. Treasuries, there were times throughout the period where the U.S. Treasury curve inverted and the market began to worry about a possible recession or the increasing likelihood of one. Investment grade corporate securities with long durations and low spreads benefited the most from the decline in yields. Below-investment grade securities were impacted more severely; their typically shorter duration therefore were less advantaged by the intermediate-to-longer-term U.S. Treasury yield decreases and thus underperformed.

Within High Yield, BB- and B-rated bonds saw their spreads widen modestly while spread widening in CCC-rated bonds was much greater. This created a significant bifurcation of returns with BB- and B-rated bonds significantly outperforming their CCC-rated counterparts.

During the 12-month period, the top performing industries were Supermarkets, Banking, Life Insurance, and Wireless. These are all industries that are non-commodity related, less cyclical, and long in duration. The bottom performing industries were Oil Field Services and Independent Energy. These two industries are the only sizeable industries with a negative return over the twelve-month period. Despite oil staying reasonably range bound, investors have shunned owning this segment of the market over the past year on concerns of recession and increasing default rates.

Portfolio Review

Overall, sector allocation was neutral for the 12-month period. The Fund’s underweight to Independent Energy was the largest positive contributor as Energy was a bottom-performing sector. The Fund’s overweight positions to Food & Beverage and Cable/Satellite were additive as both are large non-cyclical industries that performed well as investors preferred issuers in more defensive sectors. An overweight to Pharmaceuticals and an underweight to Wireless were the two largest detractors.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Security selection positively contributed to performance and was driven by two main factors: an underweight to CCC-rated securities, and not owning several companies that went bankrupt or were trading as if they had defaulted. The largest headwinds to security selection revolved around two themes: the Fund overweight in Energy and an overweight in the Pharmaceuticals industry which was impacted by potential opioid litigation.

Outlook and Conclusion

We expect gross domestic product (GDP) growth to remain positive. Financial conditions are stable, fixed income market liquidity is adequate, credit fundamentals are solid with leverage and coverage at historical levels, there are limited maturities on the horizon and default rates are expected to remain low. This all provides a backdrop whereby we would expect credit markets to perform reasonably well.

We believe the greatest opportunity set for the Fund going forward would be either a continuation of the current environment of low growth mixed with relatively steady monetary policy or a meaningful sell-off in the high yield market. The Fund is positioned to emphasize credit selection over sector allocation as there are few apparent sector allocation opportunities in the current environment. Where there are sector opportunities, we have decided to express our views through quality (BB- versus B-rated) and not necessarily through a large under/overweight to the sector. Lastly, given the higher quality nature of the Fund, we would expect it to perform quite well in an environment where spreads widen significantly and CCC-rated bonds significantly underperform their BB- and B-rated counterparts.

In light of high yield’s relatively low spread and yield levels, the Fund is positioning toward the lower portion of our risk range. With the exception of the Energy segment, we believe that the BB- and B-rated segment of the market is fairly valued as fundamentals are solid, economic growth remains positive, and liquidity is available. The Fund maintains a substantially reduced CCC-rated bonds exposure. This defensive stance positions the Fund well in a market in which CCC-rated bonds continue to struggle due to weak economic growth and a persistently risk averse investor base.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone High Yield Fund - Class A* and the ICE BofA Merrill Lynch High Yield Cash Pay

Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was May 1, 2000, May 23, 2000, February 1, 2007, and January 27, 2012, respectively. Class C shares’, Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to May 23, 2000, February 1, 2007 and January 27, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

ICE BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Impact Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

The Touchstone Impact Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.

Fund Performance

The Touchstone Impact Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 9.59 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 10.30 percent.

Market Environment

The macroeconomic environment reversed course over the 12 months ended September 30, 2019. At the end of September 2018, markets were quite confident that the U.S. Federal Reserve Board (Fed) would continue to raise interest rates. However, trade rhetoric between the U.S. and China increased in the fourth quarter of 2018, sentiment became more negative, interest rates dropped and spreads widened significantly. The yield curve became inverted, as yields on the short-term U.S. Treasury bill were higher than yields on the ten-year U.S. Treasury note. Shortly after New Year’s Day, the Fed indicated that its outlook had changed from two rate hikes over the course of 2019 to zero. This helped restore some investor confidence, but interest rates continued to fall. The trade dispute expanded in the second quarter of 2019, when Japan, South Korea, Europe and Mexico were brought into the fray. This fueled more concerns about economic growth and pushed interest rates ever lower as investors sought out the safety of fixed income.

As gross domestic product (GDP) growth and employment data began to slow, and the threat of trade wars weighed on global and domestic growth, the Fed lowered the federal funds rate in July and followed up with a subsequent cut in September. These cuts marked the end of a rate hiking cycle which began in 2015. However, interest rates at the shorter end of the curve, on the six-month U.S. Treasury bill for example, only declined by a little more than 0.50 percent, leaving much of the yield curve inverted. These rate declines offered a supportive backdrop for fixed income securities.

The yield on Japanese government debt remained in negative territory. All told the amount of negative yielding global debt swelled from $6.4 trillion to $14.9 trillion over the last 12 months. This left global investors scrambling to find means of earning a positive income return on their fixed income investments. For international investors, the cost of currency hedging meant negative yielding global debt placed upward demand on spread products, as investors reached for yield wherever they could find it.

Lower quality bonds were in particularly high demand during the period as BBB-rated securities delivered the strongest levels of outperformance, whereas high-quality AAA-rated securities were the weakest performers. U.S. Agencies performed well as demand was strong across maturities, providing the sector with a tailwind. Agency Multi-Family Mortgage-Backed Securities (MBS) also outperformed. Despite having a similar government backstop, Agency Single-Family MBS did not perform as well. The volatile rate environment weighed heavily on these securities.

The performance of U.S. Investment Grade Credit was highly fragmented. Long bonds underperformed, while intermediate bonds outperformed. The Financials sector performed well across the maturity spectrum within Investment Grade Credit. Industrials were volatile and performance diverged between intermediate and long

Management’s Discussion of Fund Performance (Unaudited) (Continued)

issues, but overall outperformed. Utilities underperformed with particular weakness in longer maturity bonds. This was in large part due to PG&E Corp. being removed from the investment grade space due to the liabilities they have incurred after the California wildfires.

Portfolio Review

Due to the Fund’s overweight to spread products, macroeconomic events that shifted the demand profile for these products affected the Fund’s relative returns. Risk sentiment downshifting during the last 12-months created a headwind. The Fund’s overweight to U.S. Agencies and Agency Multi-Family MBS created a small tailwind. Within Investment Grade Credit, the Fund’s overweight to both Utilities and non-corporate credit (e.g. taxable municipals) were the largest detractors of relative performance. Security selection played an important role in performance during the period. Due to the asymmetric return profile fixed income provides, what is not owned is often just as important as what is owned. The Fund did not own PG&E Corp., so the overweight to Utilities did not have the same negative effect on the portfolio as it did on the benchmark. Security selection within U.S. Agencies and Agency Multi-Family MBS also benefited the portfolio.

The Fund does not make any active interest rate bets and, accordingly, the Fund’s effective duration was approximately in line with that of the benchmark at the end of the period. By approximately matching the benchmark’s duration, the Fund’s interest rate risk is effectively equal to that of the benchmark over time. Furthermore, while changes in the yield curve can impact total returns, the Fund attempts to remain approximately curve neutral. With this approach, changes in the yield curve tend to have little effect on the relative performance of the Fund, but given the Fund was only 90 percent of the benchmark’s duration coming into the declining rate environment, the lower duration did detract from performance over the relatively short period. Throughout an investment cycle, these small effects should average approximately zero.

Outlook

Despite the many negative headlines, the economy is still growing, unemployment is low, wages are growing, banks are well capitalized, corporations are reducing debt and household debt service ratios finished near their best levels dating back to 1980. A strong economy is fundamentally positive for spread products. If these items do turn negative, it appears central banks across the globe are prepared to act quickly with easy money policies. This would presumably force already low global yields even lower. The low rate environment could very well drive demand for spread securities from a wide set of investor bases as these investors are starved for yield. If the economy remains on pace, spread sectors should not only perform well due to their higher yield, but could see additional demand as the borrowers continue to make good on their debt obligations. The high quality nature of the Fund would also play an important role in this situation. In any case, our bottom-up fundamental work on these issuers continues to provide us with confidence that the high-quality nature of the portfolio coupled with its spread advantage has the Fund well positioned moving forward. Interest rates are notoriously difficult to forecast. Without being able to predict where interest rates will head next or how much volatility will occur in getting there, we view the additional structure built into the Fund’s portfolio as an important leg for a fixed income portfolio to be able to stand on. As such, we believe the Fund is positioned well and maintains a discipline that balances risk and return objectives.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Impact Bond Fund - Class A* and the

Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 16, 2010, August 1, 2011, November 15, 1991 and August 1, 2011, respectively. Class A shares’, Class C shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to August 16, 2010, August 1, 2011 and August 1, 2011, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone International ESG Equity Fund*

Sub-Advised by Rockefeller & Co. LLC

Investment Philosophy

The Touchstone International ESG Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.

Fund Performance

The Touchstone International ESG Equity Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World ex-USA Index, for the 12-month period ended September 30, 2019. The Fund’s total return was -0.81 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -1.23 percent.

Market Environment

The markets experienced another roller-coaster ride marked by elevated risk-off sentiment as reflected in the collapse in sovereign bond yields, the outperformance among defensive stock sectors and the underperformance of cyclical sectors. There were a few key developments. The Sino-U.S. trade war escalated further as the U.S. imposed additional tariffs. A drone and missile attack was carried out on Saudi Arabia’s oil field that disrupted the country’s oil production. However, the surge in crude prices turned out to be short-lived as production was restored and the U.S. offered to release oil from its strategic petroleum reserves. The European Central Bank and the U.S. Federal Reserve Board (Fed) cut interest rates, with the former also restarting quantitative easing in November.

Portfolio Review

Prior to the Fund’s manager transition at the end of August 2019, solid stock selection in the Communication Services, Consumer Staples, Information Technology and Real Estate sectors positively contributed to performance. Coca-Cola European Partners PLC (Consumer Staples sector), Crown Castle International Corp. (Real Estate sector) and Texas Instruments Inc. (Information Technology sector) performed well in a volatile equity market, and generally maintained solid earnings. Detractors included most Energy stocks, led by Occidental Petroleum Corp. and Total SA driven by weak oil and natural gas prices. Other detractors included Pfizer Inc. (Health Care sector) which announced weaker earnings guidance for 2019, earlier in the year. Additionally, Pfizer announced the sale of its Upjohn subsidiary to Mylan NV (Health Care sector) in late July, to which the market responded negatively.

In the final month of the 12-month period, contribution from stock selection and sector exposures were relatively neutral. The Fund’s positive stock selection in Industrials, Consumer Discretionary and Materials sectors was offset by selection within the Health Care, Consumer Staples and Financials sectors. Many of the Fund’s holdings are domiciled in countries whose currency depreciated against the U.S. dollar, further detracting from relative returns during the final month.

Outlook

We continue to have a neutral view for the equity market. Synchronized easing around the world and some targeted fiscal stimulus should help raise valuations, but weakening fundamentals are likely to lower earnings expectations. We suspect it will result in a range-bound market for the remainder of 2019.

*Effective August 23, 2019, the Fund changed its name, principal investment strategies, benchmark and sub-advisor. Consequently, prior period performance would have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s equity income strategy.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone International ESG Equity Fund - Class A*, the MSCI All Country World Ex-USA

Index, Russell 3000® Value Index and Dow Jones U.S. Select Dividend Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was December 3, 2007, December 3, 2007, August 12, 2008 and August 23, 2019, respectively. Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to August 12, 2008 and August 23, 2019, respectively. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.

Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies.

Frank Russell Company (FRC) is the source and owner of the Russell 3000® Value Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S.-listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented management and are trading at a discount to their respective private market values.

Fund Performance

The Touchstone Mid Cap Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 15.34 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 3.19 percent.

Market Environment

U.S. stocks turned in a mixed performance over the trailing 12-month period. Quality and yield factors performed well. Value has led growth for mid-cap companies.

The period was notable for the return of volatility. The year began with concerns over the prospects of increasing rate hikes from the U.S. Federal Reserve Board (Fed). The Fed increased rates in December 2018 after increasing rates by the same amount in September 2018. Concerns over slowing global growth, potentially higher interest rates, and tariffs led to a broad sell off in the fourth quarter of 2018. As the period progressed, the U.S. economy showed solid albeit slowing growth and the market rallied strongly to start the year. Later in the period, investors grew concerned over continued evidence of a slowing economy with the yield curve inverting during the second quarter of 2019. This led to accommodative policy from the Fed, which materialized with two rate cuts in the third quarter of 2019, as the Fed noted weakness in capital spending, as well as exports, as rationale for lowering the rate.

Portfolio Review

During the 12-month period, the Fund benefited from stock selection and sector allocation. At the sector level, an underweight to both Energy and Health Care had a positive impact on relative performance, partially offset by the negative impact of an underweight to the Utilities and Real Estate sectors. Stock selection was most additive in the Industrials and Materials sectors while the Consumer Staples, Information Technology and Communication Services sectors detracted slightly.

Among the individual stocks that contributed to Fund performance were Armstrong World Industries, Inc., Copart, Inc. (both from the Industrials sector), Ball Corporation, (Materials sector), Entegris, Inc. (Information Technology sector), and Dollar Tree Stores, Inc. (Consumer Discretionary sector). Armstrong World Industries, a floor and ceiling building materials producer, performed well during the period as interest rates declined, assuaging fears surrounding the construction end market. Furthermore, Armstrong settled a lawsuit with Rockfon that had claimed anti-competitive measures by Armstrong, so this is one more risk overhang behind them. We continued to like Armstrong’s strong competitive position and economic moat. Copart, a provider of online vehicle auction services, continued to post strong results including top-line growth, margin improvement, and better than expected expense control. The fundamentals and trends remain strong as both volume and pricing grew double-digits. Copart continued to gain share in the market for salvaged vehicles. The company has focused on investing more in its international business, particularly Germany. We believe this should give the company

Management’s Discussion of Fund Performance (Unaudited) (Continued)

a long runway for success in the future. Ball Corporation, a manufacturer of metal packing for food and consumer products, has been one of the top performing stocks in the Fund in 2019. The volume tailwinds continued to be impressive in metal can manufacturing, and we continue to have a high degree of confidence in management to execute and allocate capital wisely. Entegris, a maker of integral parts for the manufacturing of semiconductors and disc drives, continued to rally and take share in the specialty materials and filtration products business. The company reaffirmed its full year guidance and we believe the outlook looks positive. Entegris is showing margin improvement and higher sales volumes, improved mix, and the start of realization of cost reductions should help expand margins. The company is well positioned to benefit from increasing materials needed in its material/contamination control business.

Among the individual stocks that detracted from performance were Tiffany & Co. (Consumer Discretionary sector), Energizer Holdings, Inc.(Consumer Staples sector), Citrix Systems Inc., CDK Global Inc. (both Information Technology sector), and Fox Corporation (Communication Services sector). Tiffany, a luxury jewelry producer and retailer, came under pressure ahead of the first quarter earnings release. Bottom-line results came in a bit ahead of expectations, but it was a low quality beat with weak tourist spending weighing on the top-line. Soft tourist spending driven largely by Chinese weakness is expected to continue, and management lowered earnings per share guidance slightly for the full year. The stock was sold in the third quarter of 2019. Energizer Holdings, a portfolio of consumer brands primarily focused on batteries, reported a weak second quarter and the stock declined over 10 percent. The biggest negative in the release was the acquired auto care business, which is driving a reduction to top line guidance for fiscal 2019. While the acquired businesses may be challenged, Energizer’s legacy battery business is still posting good numbers. The stock was also sold in the third quarter. Citrix Systems’, a provider of networking solutions for remote and secure access, stock price lagged in 2019 reflecting weaker than expected revenue growth. We believe some of the revenue weakness reflects the move to more subscription based pricing and may be masking positive changes at the company. Citrix has simplified its product lineup, reduced costs, and moved more business to the cloud. These changes should lead to higher margins, which we believe is not reflected in the stock price today. CDK Global, a provider of technology solutions to auto retailers, is a relatively new Fund holding. It has faced a few noisy quarters given some of the seasonality of the business and negative news around its advertising business, which have negatively impacted the stock. However, the company has shown strong dealer site growth and its core auto software business remains healthy. CDK is gaining operating leverage within the subscription business and operating efficiencies from the business transformation plan. We remain attracted to the high barriers to entry and oligopolistic nature of the industry. Fox Corporation, a news and sports entertainment producer, was added to the Fund during the third quarter. The stock has underperformed so far reflecting concerns around accelerated cord cutting. While we recognize the threat to the business, we believe Fox is better insulated given its focus on sports and live news. We are encouraged by recent NFL viewership trends and Rupert Murdoch’s recent insider buys. We are attracted to FOX’s strong cash flows, solid balance sheet, and history of shareholder returns at the legacy company.

The Fund initiated new positions in Perrigo Co. PLC (Health Care sector), Lamb Weston Holdings Inc. (Consumer Staples sector), CDK Global Inc. (Information Technology sector), Allison Transmission Holdings (Industrials sector), Fox Corporation (Communication Services sector) and HD Supply Holdings Inc. (Industrials sector). Perrigo maintains leading market share (65-70%) in private label over-the-counter drugs in the United States. Backed by a world-class supply chain system, Perrigo’s private label drugs provide tremendous value to major chain stores like Walgreens, CVS, and Walmart since these products provide a higher margin for chain stores than their innovator/branded counterparts (despite being cheaper for consumers). The company generates high teens operating margins along with consistent revenue and cash flow. While a solid business, our investment thesis also relies on new CEO, Murray Kessler, successfully leading the company as he did at both U.S. Smokeless Tobacco Company and Lorillard Tobacco Company. We believe there are a number of potential catalysts that will drive shareholder value in the near- to medium-term. Lamb Weston, a producer of potato products, has

Management’s Discussion of Fund Performance (Unaudited) (Continued)

been a long-term holding in another London Company strategy and was added to the Fund after weakness in the stock price mostly tied to concerns around cost pressure and new capacity coming online. We believe the stock is undervalued and do not believe these are material or structural changes. It is a high margin, high return business with an experienced management team. The tight capacity and supply/demand dynamics for the frozen potato market remain favorable. Lamb Weston has been offsetting rising costs with price increases. North America capacity utilization has been over 100% for a few years, so the additional capacity coming online will potentially help alleviate overworked plants but will also be absorbed by the demand. Lastly, Lamb Weston initiated a buyback program for the first time ever in the fourth quarter of 2018, which we view favorably. CDK Global is a provider of integrated information technology and digital marketing solutions to the automotive retail industry, which include dealerships and auto manufacturers. Its core product is the dealership management system (DMS). A DMS provides a centralized, integrated application for dealerships to run effectively. Its functions include everything from inventory management and payroll to vehicle loan process and more. The total cost for a DMS is relatively low. The vast majority of CDK’s revenues are subscription based, i.e. recurring cash flow with 5-year or longer contracts. The company maintains over 40 percent share in this oligopolistic industry with high barriers to entry. CDK maintains a manageable level of net debt with room to optimize the capital structure over time. Allison Transmission Holdings is the world’s leading manufacturer of automatic transmissions for medium- and heavy-duty trucks/buses and military vehicles. Our conviction is due to the company’s particularly wide moat in the automatic transmissions business. In fact, manual transmissions are Allison’s primary competition rather than other manufacturer’s automatic transmissions products. This wide moat leads to attractive margins and returns on capital. The company has the ability to optimize the balance sheet and the stock trades at an attractive valuation. Fox Corporation was created in a spin-off after legacy 21st Century Fox merged with The Walt Disney Company in March of 2019. Fox Corporation owns two of the five most watched television networks (Fox Broadcast and Fox News). The company is focused on news and sports, which command live viewership and large audiences. While viewership among consumers is moving to watching shows on delay, Fox is less susceptible to this risk as the demand for live news and sporting events remains strong. Home Depot Supply is a North American industrial distributor operating in two segments, Facilities Maintenance (FM) and Construction & Industrial (C&I). HDS has the leading position in its respective markets, but only a 5 percent market share in the FM business and 8 percent market share in the C&I business. The FM business has recession-resilient qualities because customers can only defer maintenance, repair, and operations activities to a point, which makes the revenue somewhat recurring in nature. The company’s balance sheet is strong, which gives it the ability to optimize the capital structure, and it trades at an attractive valuation.

The Fund sold its positions in Progressive Corporation (Financials sector), Deckers Outdoor Corporation, Tiffany & Co., Whirlpool Corporation (Consumer Discretionary sector), and Energizer Holdings, Inc. (Consumer Staples sector).

Outlook

Looking ahead, we maintain a mixed view of stocks and expect continued volatility in the months ahead. The key will be the direction of the U.S. economy. On the positive side, the U.S. consumer remains in good shape reflecting a strong labor market, with unemployment near 3.5 percent and average hourly earnings increasing roughly 3.0 percent. This is important as consumer spending represents 70 percent of U.S. gross domestic product (GDP). Low inflation, low interest rates, and a possibly more accommodative Fed are other positive factors. In terms of future growth, we believe the U.S. economy can continue to generate annualized real GDP growth in the 1-2 percent range.

While the consumer side of the economy is solid, there are warning signs in other parts of the economy. The most recent ISM manufacturing survey showed that manufacturing weakness in the U.S. has deepened and broadened. Demand has clearly slowed, negatively impacted by both previously enacted and proposed tariffs as well as weaker exports driven by soft foreign demand. The risk is that the manufacturing slowdown and

Management’s Discussion of Fund Performance (Unaudited) (Continued)

impact of tariffs could spill over to the services side of the economy. We are not predicting a recession in the near term, but the odds of a recession have increased in recent months. Another of the risks we see in the market is the increasing amount of corporate leverage, much of which is at the bottom of investment grade. If the economy slows, much of this debt could be downgraded, which would have repercussions well beyond the fixed income markets.

The Fund holds competitively advantaged businesses (judged by return on capital) with stronger balance sheets (lower net debt/EBITDA-earnings before interest, taxes, depreciation and amortization) than the broader market. We believe the Fund is positioned well based on the strength of the companies held and the defensive potential of its portfolio.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone

Mid Cap Fund - Class A* and the Russell Midcap® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional Class shares was May 14, 2007, May 14, 2007, January 2, 2003, April 24, 2006 and January 27, 2012, respectively. Class A shares’, Class C shares’, Class Z shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to May 14, 2007, May 14, 2007, April 24, 2006 and January 27, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Z and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Value Fund

Sub-Advised by LMCG Investments, LLC

Investment Philosophy

The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.

Fund Performance

The Touchstone Mid Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 0.81 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 1.60 percent.

Market Environment

Financial markets were volatile during the 12-month period ending September 30, 2019. The period can be characterized as a flight to safety followed by a rally that ended with another flight to safety. This backdrop was driven by market sentiment around macroeconomic headlines with a common theme of the outlook for global growth—when growth was projected to slow, markets sought out safety, and the opposite took place when data suggested the cycle of global growth would be able to continue. Accordingly, relative performance through any lens—market capitalization, style, industry exposure—over the period was sensitive to the risk-on/risk-off pendulum’s swings. Declining interest rates helped fuel benchmark leading sectors, Real Estate and Utilities, while continued concerns over a myriad of issues weighed on the benchmark’s Energy sector. Most recently, markets saw a rotation in the third quarter of 2019 with value outperforming growth within U.S. mid-capitalization equities.

Portfolio Review

During the 12-month period, the Fund’s strongest contributors were the Consumer Discretionary, Health Care and Consumer Staples sectors. The Fund also benefited from having no exposure to the Communication Services sector and from an underweight to Energy, a sector that has traded off amid macro concerns. Primary detractors were the Industrials, Real Estate and Financials sectors.

The Consumer Discretionary sector’s relative performance was driven by strong stock selection, led by retailers Dollar General Corporation and Dollar Tree, Inc. Both companies displayed continued strength in execution and top line results, and we believe they are poised to grow in a potentially defensive macro environment. Stock selection also drove the contribution from the Health Care sector, particularly within the dental space with Dentsply Sirona Inc. up meaningfully in the period. The Fund’s lack of exposure to biotechnology and pharma also helped relative returns. The Consumer Staples sector was driven by stock selection with food products companies, Tyson Foods Inc. and TreeHouse Foods Inc., leading performance.

Stock selection in the Industrials sector weighed on Fund performance. The largest individual detractor was construction and engineering company, Fluor Corporation. Fluor’s longtime CEO was fired after another quarter of poor execution and problem project bidding. The team exited the stock in the second quarter of 2019 with expectations of more issues to come as new management took a fresh look at existing and proposed projects. Though stock selection in the Real Estate sector was positive, the Fund’s underweight detracted from returns. The sector has outperformed the broader market as investors have continued to chase yield.

In the Financials sector, stock selection in banks and lack of exposure to capital markets stocks negatively affected Fund performance. PacWest Bancorp was the largest detractor in banks. Despite selling a large portion of its

Management’s Discussion of Fund Performance (Unaudited) (Continued)

higher risk loan portfolio in 2017, PacWest remained sensitive to generalized credit concerns due to the post-crisis acquisition of Capital Source. A pending acquisition of El Dorado Savings Bank also weighed on sentiment. Mortgage REIT AGNC Investment Corp. was also a significant detractor in the period. AGNC has been hurt by the flattening yield curve, and the rally in the ten-year U.S. Treasury brought on fears of a larger refinancing wave, which could hurt book value.

On a sector basis, the Fund maintained overweight positions to the Materials and Consumer Staples sectors, and underweight positions to the Real Estate, Communication Services and Financials sectors.

Outlook

Looking ahead, our greatest concern is that the market environment will continue to reward growth and visibility, irrespective of valuation and quality. However, we will not deviate from our process of buying high-quality companies that are temporarily out of favor, and we believe that buying stocks, irrespective of valuation, is a risky strategy. We will continue to seek attractively valued investment opportunities with favorable risk-reward profiles.

The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The Fund’s strategy focuses on stocks that are temporarily out of favor in the market, specifically companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. While the companies we select often dominate a particular industry niche and generally have significant barriers to entry, we believe they are able to perpetuate a higher return on capital over time. The Fund’s overall investment process utilizes fundamental bottom-up security selection, while risk-control measures ensure security and sector diversification.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation by primarily investing in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 35 companies. Sands Capital generally seeks stocks with sustainable above-average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Select Growth Fund (Class A shares) underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended September 30, 2019. The Fund’s total return was -1.75 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 3.71 percent.

Market Environment

The period was characterized by steadily increasing growth uncertainty, which started brewing in the summer of 2018. Investors began to anticipate the end of the longest bull market cycle, and that the U.S. economy could be in a precarious state. The macro headlines about increasing trade tensions between the U.S. and China, interest rates, and increasing labor and commodity costs were among the biggest factors contributing to the market’s volatility. This led to one of the worst months for equities since the Financial Crisis in October. By the end of the fourth quarter 2018, the Russell 1000® Growth Index’s steep decline had more than wiped out the positive returns generated earlier in the year, and investors seemed to have priced in a recession, despite economists indicating low probabilities of a recession and the stability of businesses and the economy theme remaining intact. Fast forward to today, we continue to see similar concerns about the slowing domestic economy and potential impact on trade tensions. We have seen business confidence drop, and analysts pare back profit expectations. As a result, we are seeing investors shift to traditionally defensive assets and once again ignore fundamentals. Thus, we believe growth concerns have been at the core of the disconnection between the Fund’s businesses’ share prices and fundamentals over the latest fiscal year.

Portfolio Review

The contributors to relative investment results during the 12-month period were ServiceNow, Inc.(Information Technology sector), Match Group, Inc. (Communication Services sector), CoStar Group Inc. (Industrials sector), Floor & Décor Holdings Inc. (Consumer Discretionary sector) and Edwards Lifesciences Corp. (Health Care sector). CoStar has continued to successfully drive user growth, market share gains, and improved monetization across its flagship data, analytics, and online marketing offerings for the U.S. commercial real estate industry. The company reported strong second-quarter results in late July, highlighted by a material acceleration in net new bookings and constructive forward-looking updates on near-term business momentum, as well as several medium- and long-term growth initiatives.

CoStar’s second-quarter bookings were up 31 percent year-over-year and 23 percent quarter-over-quarter, powered by an inflection in Apartments.com ad sales (bookings up 122 percent year-over-year) and broad-based strength across the CoStar data suite and Loopnet marketing franchises. Apartments.com’s growing audience versus its competition, combined with an uptake of new ad formats, is driving much of the outperformance. The bookings strength flowed through to strong financial results, with 16 percent year-over-year revenue growth; 29 percent

Management’s Discussion of Fund Performance (Unaudited) (Continued)

growth in earnings before interest, taxes, depreciation, and amortization; and 34 percent earnings per share growth. Management raised full-year guidance while expressing confidence in the company’s ability to scale the salesforce and new bookings to support robust growth into 2020 and beyond.

Updates on CoStar’s effort to reposition Loopnet for improved monetization are showing progress, and the imminent expansion of Apartments.com into the long tail of small rental properties represents a sizable upside opportunity. In early October 2019, CoStar announced a modest-sized acquisition that will enable it to expand into information services for the global hotel and lodging market, which we view as highly synergistic with its existing business. We believe CoStar has considerable runway still ahead of it to drive penetration, share gains, and monetization, as it focuses on digitizing the commercial real estate industry.

The detractors to relative investment results during the 12-month period were Align Technology Inc. (Health Care sector), Microsoft Corp. (Information Technology sector), Netflix, Inc. (Communication Services sector), Activision Blizzard Inc. (Communication Services sector), and Amazon.com Inc. (Consumer Discretionary sector) Netflix is the global leader in on-demand streaming video, with more than 160 million subscribers worldwide, including more than 21 million new subscribers added in the past three quarters alone. We believe Netflix is benefiting from a strong virtuous circle in which more subscribers enable more content investment, which in turn attracts more subscribers. As part of this strategy, Netflix has continuously expanded the breadth of its content genre offerings (for example, expanding beyond scripted drama series into unscripted reality shows and feature films) in an effort to appeal to a broader audience and to enhance the value of the service for each subscriber. Most recently, the company is demonstrating success extending beyond television into original feature films. This fall features a strong line-up of Netflix films releases, which we believe should further enhance Netflix’s compelling low-cost value proposition.

This business has been questioned over the past several quarters as second-quarter subscriber results fell short of guidance, including a decline in total U.S. subscribers, and the competitive landscape is set to evolve with the launch of The Walt Disney Company and other on-demand subscription services. While there is still considerable debate about the subscriber trajectory, our analysis suggests the second-quarter results were driven by a mix of seasonality, modestly heightened churn from a price increase in various markets, and a light content slate. The second quarter is often volatile, with three of the last four guidance misses coming in this quarter. Those past misses have had little indicative value for the long-term subscriber trajectory. We believe that will be the case this time as well, as our review of Google Trends and app download data did not show a demand or competitive problem in any market.

Competition is a frequently cited concern with the upcoming launches of multiple services including Disney, HBO Max, and NBC’s Peacock. Despite the launches of those services, we do not think the landscape is radically changing, as Netflix has always had strong competition, especially in the U.S., where it has competed for years with a robust pay-TV ecosystem, including Amazon and Hulu. This is largely a function of entertainment not being a zero-sum game for consumers, who will subscribe to Amazon Prime Video, HBO and Netflix in order to view exclusive content from each service. With the average U.S. adult watching more than 2,000 hours of TV per year, there are many hours to fill. We consistently see survey data revealing that more than 70 percent of Hulu and Amazon Prime subscribers are also Netflix subscribers. This helps give us confidence that many consumers will use multiple services, and that Netflix will often be the first service selected as part of that mini bundle—a function of having the deepest and broadest catalog of new original content.

During the latest fiscal year, the Fund purchased Match Group Inc. (Communication Services sector), Atlassian Corp. (Information Technology sector), Abiomed Inc. (Health Care sector), Twilio Inc. (Information Technology sector), Intuit Inc. (Information Technology sector), Zoetis Inc. (Health Care sector), Mirati Therapeutics Inc. (Health Care sector), Microsoft Corp. (Information Technology sector), and Texas Instruments Inc. (Information Technology sector).

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Match Group is the leader in online dating applications, with more than 45 brands and over eight million paying subscribers. Among its brands is Tinder, which has seen rapid success globally since its founding in 2012. Tinder changed the online dating landscape by making a mobile-first interface, easy-to-build profile capabilities, and taking a game-like approach to matching. Today, Tinder has nearly four million subscribers and multiples more free users. This is the largest user base among online dating applications, and we believe Tinder benefits from a network effect, where the base of users helps to both retain and attract new users. Additionally, Match Group is able to generate insights from Tinder and its other dating businesses to develop popular features to enhance users’ experiences. We believe the company’s capabilities and insights into user behavior will both increase the number of paying subscribers within its current base and attract new users. We also believe growth will be driven by increasing global acceptance of online dating. We estimate there are over 400 million singles with internet access in the 20 largest economies (ex-China). Tinder has only recently begun to invest in many of these markets, and we believe they will be a significant source of user growth. Furthermore, we believe the total addressable market will gradually expand as marriages continue to occur later in life, as internet penetration increases globally, and as college students matriculate at an annual rate of four to five million in the U.S. Today, Match Group is only two percent penetrated into this total addressable market on a paying subscriber basis. We also believe the company will increase average revenue per user (ARPU) through optimizing its monetization strategy at earlier stage properties such as Tinder. In total, we believe the paying-subscriber base will more than double over the next five years—driven mostly by Tinder—and for ARPU to gradually increase. We believe this growth, combined with margin leverage, will result in earnings growing at an above average rate over our investment time horizon.

Atlassian is a leading software application vendor that creates tools to enhance team productivity. The company is most known for its JIRA program, which enables developers to plan, track, and release software. JIRA is specifically designed for a software development method known as agile development, which involves frequent small deployments of code updates. Among its developer user base, Atlassian employs a “land and expand” cross-selling approach, in which most JIRA users adopt additional tools aimed at both specific tasks and general team collaboration. All cross-selling is automated and built into the products, which not only reduces friction, but improves the company’s margin profile. Moreover, Atlassian offers transparent and low pricing, despite its position as a mission-critical application for its users. For this reason, we believe Atlassian has strong long-term pricing power. Beyond software development, we believe the company has a large opportunity with non-developer business groups, many of which require a degree of collaboration and communication. This expansion potential for broader business use cases—especially among non-developer IT professionals—is the primary upside driver to our investment case.

Abiomed manufactures medical devices targeting heart conditions. Its lead device, Impella, is a minimally invasive, miniature heart pump that provides life-saving support to patients whose hearts are too weak to effectively pump blood. Heart failure is an epidemic that affects over six million adults in the U.S. and over 25 million globally, with worsening prognosis as the disease progresses. We believe Impella will transform the standard of care in the most severe heart-failure patients. The device improves upon legacy therapies (e.g. intra-aortic balloon pumps and heart contraction drugs), which some studies suggest could cause more patient harm than good. Impella remains in the early stages of adoption, but we believe it will ultimately become a “must have” device for cardiologists, based on improved patient outcomes, lower overall cost, and ease of use. Abiomed’s device has limited competition, and the barriers to entry are high, given the lengthy and expensive clinical trial process. We believe the ultimate proliferation potential of this technology is currently underestimated, in terms of both the addressable market’s size and the duration of sustainable growth. Over the next five years, we expect Abiomed to be the fastest-growing large medical device company.

Many benefit from Twilio’s solution on a daily basis without even knowing. For example, Twilio enables the functionality to call an Uber from a proxy number, or receive confirmation text messages. While these features

Management’s Discussion of Fund Performance (Unaudited) (Continued)

are ubiquitous and seem simple, the ability to build these functions at scale is challenging. Twilio has essentially removed the underlying complexity for app developers by creating a software that leverages the worldwide carrier networks and packaging it into a single line of code that can be integrated into an app. We believe Twilio’s innovation comes at a critical time, as businesses embrace digital transformation. We estimate that the modernization of communication capabilities is a $1.5 trillion market, and that it is still in the early innings. Twilio is the clear leader in this large and growing market, in our view, which should allow it to grow at above-average rates over the long term.

Intuit is a leading provider of financial software for small businesses, individuals, and tax professionals. The company sells two core products: QuickBooks (accounting software for small businesses) and Turbo Tax (personal tax preparation software). Both are dominant within their respective categories, with approximately 90 percent market share for QuickBooks and 60 percent of U.S. tax filings for Turbo Tax. Intuit also provides payroll and payment processing software for small businesses. We believe these offerings will be important growth drivers going forward, as small businesses continue to replace manual, paper-based processes with digital solutions. QuickBooks is also in the midst of transitioning from desktop software to a cloud-based, software-as-a-service (SaaS) model, which we believe should enable the company to further penetrate and improve monetization in existing markets, as well as open new growth channels and geographies. Furthermore, we believe the transition to a SaaS model will lead to strong recurring revenue streams, greater pricing power, and higher margins over time, as software businesses tend to have low incremental costs.

Zoetis is the global leader in the development, manufacturing, and commercialization of animal-health medicines for livestock and companion animals. Zoetis—spun off from Pfizer in 2013—has a broadly diversified business across geographies, species, and product categories. In our view, the animal-health industry provides steadier and more predictable growth prospects than human health, due to lower generic threats, lack of third-party payers, and faster and lower-risk R&D cycles. As the global market-share leader in this growing but consolidating industry, we believe Zoetis is well positioned to benefit from durable secular trends, including rising demand for animal proteins, a growing need to improve livestock productivity, and increasing ownership and spending on companion animals. This leadership position provides Zoetis with brand recognition, pricing power, and scale advantages. Zoetis was a pioneer in developing livestock medications, and continues to feature a highly innovative and productive R&D engine across both livestock and companion animals. Beyond its leadership position and pipeline, we view its salesforce, management team, and strategic mergers and acquisitions (M&A) potential as key differentiators.

Mirati Therapeutics is an emerging leader in the development of genetically targeted cancer therapies. The company develops drugs that selectively target specific mutations in genetically driven cancers. Today, Mirati has two clinical-stage assets with a combined potential addressable market of nearly $10 billion. The largest opportunity is MRTX849, which targets the KRAS G12C mutation found in many cancers. Researchers often refer to KRAS as the “Holy Grail” of cancer targets, given the number of affected patients and the high unmet need. Many drugs targeting comparable driver mutations in lung cancer have been successful, creating a set of precedents that provide us with confidence in the ultimate approval and commercialization of MRTX849. Beyond MRTX849, Mirati’s drug sitravatinib is undergoing Phase 3 trials. The drug’s encouraging Phase 2 data gives us confidence that it will succeed in its pivotal trial, potentially unlocking an additional $1 billion in revenue. Beyond these two opportunities, Mirati’s earlier-stage work focuses on other targets with high unmet need, and adds significant upside potential.

Microsoft is a leading global software business. Nearly every enterprise in the world uses Microsoft products, positioning the company to sell next-generation cloud services into a massive, global installed base. Over the last several years, the business has pivoted from a focus on Windows to a focus on cloud computing, built on its Azure cloud service. Office 365 is a leading cloud application software business, while Azure is the world’s second-largest infrastructure-as-a-service and platform-as-a-service business by revenue (after Amazon Web Services).

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Office’s move to the cloud should allow Microsoft to capture more value from each user, while also unlocking new growth via market expansion and faster product innovation. Azure should benefit from enterprises shifting on-premises IT workloads to the cloud. Office 365 and Azure are the keys to our investment case, but profit stability from legacy business lines (e.g., Windows for personal computers) and upside potential from newer business lines (e.g., LinkedIn) should support durable growth over the long term.

Texas Instruments (TI) is the leading manufacturer of analog semiconductors by market share. We view analog as one of the most attractive segments of the semiconductor industry for a number of reasons, including long product life cycles, low capital intensity, and single sourcing. Within this segment, Texas Instruments is over twice as large as its next competitor. We also believe that, in addition to its scale advantages, its product catalog (the industry’s largest), distribution capabilities, and low manufacturing costs are key competitive differentiators. Over our investment horizon, we believe there will be steady, long-duration revenue growth and modest margin expansion, resulting in sustainable earnings improvement. The company has revenue exposure to some of technology’s fastest-growing areas—including factory automation, smart buildings, and advanced driver-assistance systems—and is bolstered by its exposure to more stable areas, including aerospace, medical, and vehicle lighting. We believe growth in the high-margin industrial and automotive segments, along with increased 300mm wafer production, should support overall margin expansion.

During the latest fiscal year, Charles Schwab Corp., Loxo Oncology Inc., Booking Holdings Inc., Alexion Pharmaceuticals Inc., Splunk Inc., and Regeneron Pharmaceuticals Inc. were sold from the Fund.

The Fund sold Charles Schwab in November 2018. Our investment thesis for Charles Schwab was predicated on rising interest rates driving margin expansion and profit growth. Over the last several quarters, we believe the company has largely realized the benefit of interest rates coming off their historic lows. While we believe the company remains a clear leader with a promising future, and likely has more room to grow, we decided to sell the Fund’s position in the business and reinvest into earlier-stage growth businesses.

The Fund sold Loxo Oncology after Eli Lilly and Co. announced it would acquire the business for approximately $8 billion. This represents a significant premium to the prior market value. Beyond the numbers, we believe this acquisition validated our initial view on the business, the management team, and the long-term opportunity for LOXO-292 in cancers with rearranged during transfection (RET) mutations. Our view of this program diverged substantially from the consensus view of the market when we initiated the Fund’s position in Loxo. We believe this deal should significantly improve the lives of many patients. Eli Lilly already has a significant presence in the targeted oncology space, especially in the lung cancer arena, where many patients with RET mutations will be found. Closing this gap has been a prime driver of Loxo’s success, in our view.

The Fund sold Booking in the first quarter of 2019. Booking has grown significantly over its eight years in the Fund, as the company has taken share of the hotel industry. However, due to the compelling value proposition and lack of friction (e.g., shipping), the penetration of online hotel bookings is now greater than other internet categories, such as advertising or ecommerce. This has resulted in a natural deceleration of growth for Booking, with its business drivers evolving to that of a more mature growth business. While we continue to be optimistic about the company’s future, we decided to swap it for Match. Like Booking, Match is a leader in its internet niche, but we believe it is earlier on the growth curve.

The Fund sold Alexion Pharmaceuticals, a leading developer of biological treatments for rare diseases. The business continued to perform well, led by its blockbuster Soliris franchise. It also continued to invest in credible initiatives, including improvements to its complement disease franchise and broader pipeline expansion. However, we believe growth will decelerate as the business naturally matures in the coming years. Soliris’s core indications, which account for the bulk of Alexion’s revenue, have already slowed to single-digit growth rates. While newer Soliris indications and other drugs are growing faster, they account for less than 20 percent of Alexion’s overall revenue, and will likely decelerate in the coming years as these newer markets become more penetrated. Not

Management’s Discussion of Fund Performance (Unaudited) (Continued)

uncommon in the biopharmaceutical industry, Alexion is becoming a victim of its own success, with its large existing revenue base overwhelming the potential impact from newer drugs and indications. We continue to view Alexion favorably, but decided to reinvest in earlier-stage businesses we believe have higher growth and value-creation potential.

The Fund sold Splunk in the second quarter. Splunk’s software collects and analyzes machine-generated data, with a number of use cases across a variety of industries. We continue to favorably view the business and its earnings potential. However, we believe it is the weakest criteria fit among our existing software holdings in the Fund. Including Splunk, the Fund owned 10 software businesses, accounting for a significant portion of the Fund’s portfolio. This sale will provide us with the flexibility to opportunistically add to the Fund’s existing software holdings, or to potentially accommodate new businesses.

The Fund sold Regeneron Pharmaceuticals in June. The business remains one of the world’s strongest research franchises, in our view, and has produced major blockbuster drugs during the Fund’s ownership. However, we no longer believe it fits within the highly concentrated Fund portfolio. We believe its growth will decelerate as the business naturally matures in the coming years. As drug companies get larger, it becomes increasingly difficult for them to grow, because the large existing revenue base overwhelms the potential impact of new drugs and indications. We continue to view Regeneron favorably, but believe that Zoetis (a stronger duration-growth business) and Mirati Therapeutics (a business earlier on the innovation growth curve) are better suited for the Fund’s portfolio.

Outlook

We view secular trends, innovation, and company-specific competitive advantages as key to driving growth through a variety of economic environments. For a business to possess the above-average earnings growth potential we require, it is often a key innovator or vital facilitator within an attractive industry that is benefiting from positive secular change. Secular trends are distinct from short-term economic factors as they tend to persist through market cycles and can provide powerful structural tailwinds that enhance the sustainability of a business’s growth for many years. We believe our long-term investment horizon allows us to capture the benefit of these characteristics and realize the ultimate earnings power of a company, while weathering volatility over shorter periods. Furthermore, our approach—active, concentrated, and benchmark-agnostic—enables us to have outsized exposure to companies within this sphere that we believe are the top fits with our six investment criteria.

We believe the majority of businesses in the Fund benefit from one or more secular trends. However, we have identified four broad trends that together comprise a majority of the Fund’s portfolio:

Retail Revolution: E-Commerce

Ecommerce is the fastest growing segment of retail sales, but only accounts for about seven percent of the total worldwide retail market. As a proportion of total retail sales, ecommerce is expected to nearly double by 2019. Brands now have the ability to directly interact with consumers through novel mediums, such as social media and lifestyle apps, and become embedded in their daily routines. Tools such as Amazon Prime and Visa Checkout reduce the friction associated with online payment.

Union of Healthcare and Technology

Major areas of unmet need continue to exist in the treatment of disease. However, improved understanding of disease biology and new approaches to treatment are enabling more productive drug development. Additionally, we believe genomic sequencing and health care information systems will facilitate precision medicine, enabling physicians to provide more targeted care. We are also witnessing the rise of minimally invasive surgical technologies, which have quality of life advantages for the patient and efficiency benefits for providers, leading them to increasingly become the standard of care.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Software-as-a-Service (SaaS)

In our view, information technology spending is shifting toward innovations that make enterprises more agile and efficient. Cloud-based software is a key facilitator of this shift. Fast deployment, scalability, easy and frequent updates, and lower total cost of ownership create a compelling customer value proposition. SaaS businesses tend to benefit from revenue visibility, “sticky” clientele, margin leverage opportunities, and low customer acquisition costs.

Data-Driven Decision Making

We believe companies with large, proprietary pools of consumer data and tools that use this data to create unique content have sizable monetization opportunities. Advertising is already well on its way toward transformation, as access to consumer data is enabling companies to create targeted, more effective ads. At the micro level, companies are beginning to use predictive analytics to generate insights from their own pools of data.

In a volatile market, stock prices tend to move in tandem, which can result in a disconnection between valuations and long-term growth prospects. When volatility is driven by fear, investors’ time horizons tend to shorten, and fast-growing, disruptive companies that are investing in their growth, and therefore unlikely to realize their full potential for years (i.e., the kinds of businesses we seek to own), often suffer from outsized pressure. During these periods, some investors appear inclined to trade a potentially larger long-term total return for the near-term surety of stable cash flows, dividends, and/or lower, more secure growth. Drug pipelines, potential new products, and other types of future optionality are often ignored. A company that is under-earning its full potential today in order to become larger tomorrow can suddenly be viewed as less valuable than one that is growing more slowly, further along the maturity curve, and not investing in its own growth.

We believe the Fund owns companies that are positioned to deliver strong business results and earnings growth over our five- to ten-year investment horizon. Our focus on the sustainability of a business’s future earnings growth typically steers us toward companies we believe are benefiting from secular trends that should provide powerful growth tailwinds throughout economic cycles. We have high conviction in the longterm growth estimates for the Fund’s portfolio companies and believe they can deliver the growth necessary to support above average relative and absolute returns over the next several years.

The Fund’s positioning is a byproduct of our bottom-up, fundamental approach. Our six investment criteria typically lead us to innovative businesses that are creating new or disrupting existing markets, and/or benefiting from powerful secular tailwinds. Our approach to investment research, portfolio construction, and risk management results in a Fund that we believe is naturally diversified across industries and businesses at different stages of their respective growth lifecycles. We believe we will continue to have higher weights in key growth sectors, including consumer, life sciences, and technology, and lower weights in highly-cyclical sectors such as Energy, Industrials, and Financials.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Class Z shares was November 15, 2010, November 15, 2010, August 27, 2004 and August 11, 2000, respectively. Class A shares’, Class C shares’ and Class Y shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to November 15, 2010, November 15, 2010 and August 27, 2004, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Class Z shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Small Cap Fund seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield.

Fund Performance

The Touchstone Small Cap Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 0.22 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -8.89 percent.

Market Environment

U.S. stocks turned in a mixed performance over the trailing 12-month period. Quality and yield factors have performed best over the trailing 12-month period. Value has led growth for small cap companies.

The period was notable for the return of volatility. The year began with concerns over the prospects of increasing rate hikes from the U.S. Federal Reserve Board (Fed). The Fed increased rates in December 2018 after increasing rates by the same amount in September 2018. Concerns over slowing global growth, potentially higher interest rates, and tariffs led to a broad sell off in the fourth quarter of 2018. As the period progressed, the U.S. economy showed solid albeit slowing growth and the market rallied strongly to start the year. Later in the period, investors grew concerned over continued evidence of a slowing economy with the yield curve inverting during the second quarter of 2019. This led to accommodative policy from the Fed, which materialized with two rate cuts in the third quarter of 2019, as the Fed noted weakness in capital spending, as well as exports, as rationale for lowering the rate.

Portfolio Review

The Fund’s stock selection positively affected relative performance, while sector allocation had a modestly positive effect. At the sector level, an underweight to the Health Care and Energy sectors, and an overweight to the Industrials sector, were tailwinds to performance. Conversely, an overweight to the Materials sector and an underweight to the Information Technology sector detracted from returns during the period.

Among the individual stocks that contributed to Fund performance were Versum Materials, Inc. (Information Technology sector), NewMarket Corporation (Materials sector), Armstrong World Industries. Inc. (Industrials sector), First Industrial Real Estate Trust, Inc. (Real Estate sector), and Tempur-Sealy International, Inc. (Consumer Discretionary sector).

Versum Materials, a semiconductor manufacturer, moved higher early in 2019 after the announcement that the company may be acquired in a stock-swap merger deal with Entegris Inc. This was countered with Merck KGaA offering to acquire Versum Materials at a higher price. The deal with Merck KGaA was approved and closed during the third quarter. NewMarket, a maker of petroleum additives, saw most of its strong 12-month run occur in the third quarter of 2019 after a strong quarter in which it experienced price gains as well as cost recovery from raw material catch-up costs. The company also began reducing its debt, which investors generally viewed favorably. Armstrong World Industries, a manufacturer of walls and ceilings, performed well over the trailing year as interest rates declined, assuaging fears surrounding the construction end market. Furthermore, Armstrong settled a lawsuit with Rockfon that had claimed anti-competitive measures by Armstrong, so this is one more risk overhang behind them. We continue to like Armstrong’s strong competitive position and

Management’s Discussion of Fund Performance (Unaudited) (Continued)

economic moat. First Industrial, a warehouse and industrial space focused real estate investment trust (REIT), performed well over the prior 12-months, benefiting from strong industrial real estate fundamentals and a robust transaction market, as large investors continued to show healthy appetite for industrial properties. Tempur-Sealy, a bedding products manufacturer, rallied during the period after posting solid results despite the volatility in the mattress industry. The company continued to gain share in both the traditional and alternative retail channels. After the fallout three years ago, Tempur-Sealy finalized a new agreement with Mattress Firm Inc. and Big Lots, Inc. that will give Tempur access to 20 percent of the U.S. bedding market that it was not in before. We maintained the Fund position as we believe brand equity for Tempur-Sealy is strong, valuation is attractive, and leadership is sound.

Among the individual stocks that detracted from performance were MSG Networks, Inc. (Communication Services sector), Sturm Ruger & Co., Inc. (Consumer Discretionary sector) GCP Applied Technologies Inc. (Materials sector), Energizer Holdings, Inc. (Consumer Staples sector) and Adient plc. (Consumer Discretionary sector). MSG Networks, a provider of sports and entertainment content and venues, has been volatile throughout 2019. Most of its headwinds are across the broadcast industry space. However, the company continued to face significant subscriber losses and the declines have accelerated in recent months. Investors also seemed to react negatively to some of the recent New York Knicks news. We view MSG Networks as a unique and attractive asset that has been overly discounted versus industry headwinds. Sturm Ruger’s underperformance was due to a painful second quarter, where net sales were down 25 percent year-on-year, with correspondingly severe margin contraction. Management described a highly competitive environment and aggressive discounting by competitors, but Ruger refused to participate. We still believe the company’s clean balance sheet and cash holding provide downside protection. GCP Applied Technologies is a provider of specialty construction chemicals, building materials and packaging technologies. The stock was down double digits on the day it announced that it had concluded its strategic alternatives process to sell itself without any buyer. This was more severe than the jump the stock received when it announced that it was starting the review process at the beginning of 2019. The underperformance in its most recent quarter and reduced outlook brought the stock down further. We still like the company’s strong market share and its low capital intensity. Energizer Holdings, a portfolio of consumer brands primarily focused on batteries, reported a weak second quarter and the stock declined over 10 percent. The biggest negative in the release was the acquired auto care business, which is driving a reduction to top line guidance for fiscal 2019. While the acquired businesses may be challenged, Energizer’s legacy battery business is still posting good numbers. Adient, a manufacturer of automotive seats, was down more than 60 percent in the fourth quarter of 2018. During 2018, Adient suspended its dividend and talked down expectations of a near-term turnaround in the next few quarters. The macro backdrop and geopolitical environment created a lot of negative noise for the company. All of the company specific problems seem to be fixable with improved execution but are expected to take significantly longer than we anticipated. We exited the position during the fourth quarter of 2018.

The Fund initiated new positions in Churchill Downs Incorporated (Consumer Discretionary sector), Entegris Inc. (Information Technology sector), Moelis & Co. (Financials sector), and Unifirst Corp. (Industrials sector). Churchill Downs was added to the Fund based on the value of its underlying properties, stability of cash flow, and potential for regulatory changes that could significantly expand the company’s market. The company’s most valuable asset, the Kentucky Derby, is likely worth over $1.5 billion with room for upside. Other assets include casinos, racinos, a leading wagering website, and other race tracks. Any legislation to approve sports wagering could lead to upside for the company. Recent insider actions have been positive with significant purchases by the Chairman and a Board member. Valuation is not cheap, but we believe the value of the assets should limit any downside. Any asset sales or positive regulatory developments could lead to upside in the stock’s price. Entegris engages in the development, manufacture, and supply of specialty materials for microelectronics industry. Its specialty chemicals segment provides purity process chemistries, gases, and materials and delivery systems to support semiconductor and other advance manufacturing processes. Once the company’s products

Management’s Discussion of Fund Performance (Unaudited) (Continued)

are designed into a customer’s process, it is unlikely to be switched giving the company a durable competitive advantage. The company’s products are increasingly important as the semiconductor industry moves to smaller feature sizes. Entegris has a strong balance sheet and its business is characterized by high operating margins (20 percent), and attractive return on invested capital. UniFirst is the third largest company in the uniform rental market with 18 percent share. In recent years, the two largest competitors, Cintas Corporation and Aramark, acquired G&K Services, Inc. and Ameripride Services, respectively. We believe recent consolidation will help lead to higher margins over time. Moelis, a boutique investment banking and advisory firm, was purchased during a period of the stock’s price weakness after an earnings miss due to the market weakness in late 2018. We believe Moelis is well positioned to benefit from mergers and acquisitions (M&A) activity as well as corporate restructurings.

The Fund sold its positions in Adient PLC and Service Corp International (both from the Consumer Discretionary sector), USG Corp. (Industrials sector), and Olin Corp. (Materials sector).

Outlook

Looking ahead, we maintain a mixed view of stocks and expect continued volatility in the months ahead. The key will be the direction of the U.S. economy. On the positive side, the U.S. consumer remains in good shape reflecting a strong labor market, with unemployment near 3.5 percent and average hourly earnings increasing roughly 3.0 percent. This is very important as consumer spending represents 70 percent of U.S. real gross domestic product (GDP). Low inflation, low interest rates, and a possibly more accommodative Federal Reserve are other positive factors. In terms of future growth, we believe the U.S. economy can continue to generate annualized GDP growth in the 1-2 percent range.

While the consumer side of the economy is solid, there are warning signs in other parts of the economy. The most recent ISM manufacturing survey shows that manufacturing weakness in the U.S. has deepened and broadened. Demand has clearly slowed, negatively impacted by both previously enacted and proposed tariffs as well as weaker exports driven by soft foreign demand. The risk is the manufacturing slowdown and impact of tariffs could spill over to the services side of the economy. We are not predicting a recession in the near term, but the odds of a recession have increased in recent months. Another of the risks we see in the market is the increasing amount of corporate leverage, much of which is at the very bottom rung of investment grade. If the economy slows, much of this debt could be downgraded, which would have repercussions well beyond the fixed income markets.

The Fund holds competitively advantaged businesses (judged by return on capital) with stronger balance sheets (lower net debt/EBITDA-earnings before interest, taxes, depreciation and amortization) than the broader market. We believe the Fund is positioned well based on the strength of the companies held and the overall defensive position of its portfolio.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Small Cap Fund - Class A* and the

Russell 2000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Fund

Sub-Advised by LMCG Investments, LLC

Investment Philosophy

The Touchstone Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks of small capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.

Fund Performance

The Touchstone Small Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2019. The Fund’s total return was -7.37 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -8.24 percent.

Market Environment

Financial markets were volatile during the 12-month period ending September 30, 2019. The period can be characterized as a flight to safety followed by a rally that ended with another flight to safety. This backdrop was driven by market sentiment around macroeconomic headlines with a common theme of the outlook for global growth—when growth was projected to slow, markets sought out safety, and the opposite took place when data suggested the cycle of global growth would be able to continue. Accordingly, relative performance through any lens—market capitalization, style, industry exposure—over the period was sensitive to the risk-on/risk-off pendulum’s swings. Declining interest rates helped fuel benchmark leading sectors, Real Estate and Utilities, while continued concerns over a myriad of issues weighed on the benchmark’s Energy sector. Most recently, markets saw a rotation in the third quarter of 2019 with value outperforming growth within U.S. small-capitalization equities.

Portfolio Review

During the 12-month period, the Fund’s performance was strongest in the Energy, Consumer Staples, Health Care, Communication Services and Industrials sectors, and weakest in the Real Estate, Information Technology, Consumer Discretionary, Financials, Materials and Utilities sectors.

The Fund’s underweight position to the Energy sector helped relative performance as it significantly underperformed the broader market. Energy stocks fell on global macro demand concerns while supply growth continued. Sentiment in the sector is severely depressed, especially in service stocks, while exploration and production companies are sticking to their capital expenditure budgets and starting to improve their cash flows and strengthen balance sheets.

Stock selection contributed to the Consumer Staples sector, particularly in the food products segment. Private label foods manufacturer, TreeHouse Foods, and retailer, Performance Food Group, led Fund returns in the sector.

Stock selection in the Health Care sector also helped relative performance, combined with the Fund’s underweight to that sector. Although there were no standouts from an individual contributor perspective, the Fund avoided several areas of the sector that performed poorly in the period. The Fund’s lack of exposure to biotechnology and health care technology also helped on a relative basis.

In the Communication Services sector, Nexstar Media Group Inc. and Tribune Media Company both saw share price gains as their merger was completed. Stock selection in the Industrials sector was led by generator manufacturing company Generac Holdings Inc., which has performed well as a continuation of themes play out, which include California utility PG&E Corporation warning customers to prepare for blackouts to reduce

Management’s Discussion of Fund Performance (Unaudited) (Continued)

wildfire risk, 5G rollout as base stations seek backup power, and potential sales growth tied to residential power management technologies.

The Real Estate sector detracted from performance given the Fund was underweight to the strongly performing sector, as it outperformed the broader market due to supportive macro drivers, including: declining 10-year U.S. Treasury Note yields and a flattening yield curve, stable credit spreads, and easing financial conditions. The Fund has been underweight to the Real Estate sector due to high valuations, but was positioned in some better performing stocks and sub-sectors in the period so stock selection was positive and helped to offset the underweight headwind.

The negative impact from stock selection in the Information Technology sector was concentrated in business process outsourcer, Conduent Inc. Following poor results earlier in the year and a public disagreement with activist Carl Icahn, the company recently named a new, well-respected CEO and the Board of Directors announced plans to seek strategic alternatives. The team believes there is significant upside to the franchise value and the Fund continues to hold the position.

Stock selection in the Consumer Discretionary sector also hurt performance. A lack of exposure to household durables was a drag on relative results. Outdoor sports and recreation products company, Vista Outdoor Inc., sold off as Wall Street responded negatively to the sale of its firearms business. Incremental tariff headwinds and a weak investor day also hurt sentiment along with a lost contract on the last day of the third quarter.

In the Financials sector, good stock selection in the capital markets industry was not enough to overcome weaker selection in banks and a lack of exposure to thrifts and mortgage finance companies. Bank of N.T. Butterfield & Son Limited was a notable detractor. The market showed concern about asset sensitive banks, broadly, and Bank of N.T. Butterfield was also plagued by the German probe into Deutsche Bank AG’s private trust servicing business that the bank had acquired in 2018.

The Fund maintained an overweight to the Industrials, Materials, and Consumer Staples sectors, and an underweight to the Real Estate, Financials and Energy sectors.

Outlook

Looking ahead, our greatest concern is that the market environment will continue to reward growth and visibility, irrespective of valuation and quality. However, we will not deviate from our process of buying high-quality companies that are temporarily out of favor, and we believe that buying stocks, irrespective of valuation, is a risky strategy. We will continue to seek attractively valued investment opportunities with favorable risk-reward profiles.

The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The Fund’s strategy focuses on stocks that are temporarily out of favor in the market, specifically companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. While the companies we select often dominate a particular industry niche and generally have significant barriers to entry, we believe they are able to perpetuate a higher return on capital over time. The Fund’s overall investment process utilizes fundamental bottom-up security selection, while risk-control measures ensure security and sector diversification.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Small Cap Value Fund - Class A* and the

Russell 2000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional Class shares was March 1, 2011, March 1, 2011, March 1, 2011, March 4, 2002 and March 1, 2011, respectively. On June 10, 2011, Class Z shares were converted to Class A shares. Class A shares’, Class C shares’, Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to March 1, 2011. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by seeking to maintain an effective duration of one year or less under normal market conditions.

Fund Performance

The Touchstone Ultra Short Duration Fixed Income Fund (Class A shares) outperformed its first benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed its second benchmark, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index, for the 12-month period ended September 30, 2019. The Fund’s total return was 2.95 percent (calculated excluding the maximum sales charge) while the total returns of its first and second benchmarks were 2.39 percent and 3.13 percent, respectively.

Market Environment

The dominant macroeconomic stories during the Fund’s fiscal year were the evolution of the continuing trade conflict between the U.S. and China and a dovish pivot by global central banks to provide stimulus in the face of slowing global growth.

The fourth quarter of 2018 began with both U.S. Treasury rates and the S&P 500 Index at or near post-crisis highs. The markets and the U.S. Federal Reserve Board (Fed) believed that U.S. economic growth was experiencing a secular shift from the 2 percent trend to a higher range and that the business and consumer confidence that had been driven by tax reform and strong labor markets would lead to higher inflation that warranted higher interest rates. However, as growth in Europe, China, and other emerging markets began to slow, and pessimism regarding a quick resolution to the U.S./China trade conflict began to build, the markets’ worries about these factors and an overly hawkish Fed led to a strong selloff in risk assets and a rally in interest rates. Following a dovish pivot by the Fed in the first quarter of 2019, interest rates rallied further and risk assets largely recouped the fourth quarter widening. The second and third quarters of 2019 were a continuation of this theme of concerns over U.S./China trade relations and a slowdown in global growth.

While there have been numerous instances of both truce and escalation in the trade conflict, the theme of slower growth has stubbornly persisted. Global central banks have been forced to take action, although modestly thus far, and both short and long-term rates in many countries have been driven negative. This has had a pronounced impact on U.S. Treasury rates. The yield curve at the start of the period was at or near 2008 post-crisis highs in most cases and had a positive slope, but in the 12 months since there has been a change in the interest rate markets and the yield curve is now inverted.

Credit markets have been remarkably resilient in the face of the volatility. Absent the selloff at the end of 2018, credit spreads have generally been range bound. Risk assets have performed well with both short and intermediate duration investment grade fixed income credit sectors outperforming similar U.S. Treasuries.

Portfolio Review

There was very little difference in sector level returns within the Fund this year. With the exception of Asset Backed Securities, which outperformed for the year, other sectors underperformed the benchmarks.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

With a portfolio duration of 0.5-0.6 years for most of the year, the Fund didn’t participate in the strongest part of the rate rally as longer-duration investments would have done. Given the flattening yield curve and strong rally in the 1-3 year part of the yield curve, with all else being equal, the Fund’s short duration position detracted from returns.

Short-term interest rates rallied and the front end of the U.S. Treasury yield curve is now inverted, providing a yield incentive for staying short. Credit spreads have stayed fairly stable, augmenting the favorable environment for short duration assets. Lower rates and stable spreads provided a tailwind for returns.

Outlook

Fundamentals remain supportive in consumer spending and consumer credit, producing favorable conditions for the Fund’s consumer-focused structured products sectors. Lower rates and strong valuations have made attractive reinvestment opportunities less prevalent, but pockets of value can still be found within short duration subsectors. Given the yield disadvantage of longer-duration securities in the inverted portion of the yield curve, the bias is toward buying shorter-duration.

The macroeconomic environment continues to provide fodder for concern stemming from uncertainty around the China/U.S. trade negotiations, a global slowdown, Brexit and an exceptionally long credit cycle in the U.S. With lack of clarity around trade, business confidence (and with it capital expenditures) has been waning. The U.S. economy has shown resilience in the recent past - 2011 and 2016 - during periods of global turmoil, but the concern would be that a deterioration in the trade situation would extend beyond business confidence and spill over into hiring and consumer spending.

Short duration fundamentals and market sentiment remain supportive, although sustained uncertainty around significant global macro events will drive market volatility going forward. The compression of yields and spreads has produced a very flat relative value landscape. Valuations are full but there are still opportunities to find low risk securities with appealing spreads.

The Fund is currently positioned with an effective duration at the short end of the target range, credit quality at the middle of the range, an overweight to high quality non-government securities, historically high exposure to floating rate securities and continued low spread duration exposure. This positioning reflects a constructive outlook for the U.S. economy, better relative value in floating rate securities than fixed rate securities, and expectations for increased market volatility.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Ultra Short Duration Fixed Income Fund - Class A*,

the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

and the ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class S shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class S shares, Class Y shares, Class Z shares and Institutional Class shares was April 12, 2012, April 12, 2012, October 27, 2017, April 12, 2012, March 1, 1994 and April 12, 2012, respectively. Class A shares’, Class C shares’, Class S shares’, Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to April 12, 2012, April 12, 2012, October 27, 2017, April 12, 2012 and April 12, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class S, Class Y and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund. The launch date of the BofA Merrill Lynch 1-Year U.S. Treasury Note Index was after the inception date of the Fund, therefore there is no return for inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class S shares, Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2019

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	47.1%
AA/Aa	4.1
A/A	10.6
BBB/Baa	22.3
BB/Ba	1.0
B/B	2.5
CCC	0.2
Not Rated	10.4
Cash Equivalents	1.8
Total	100.0%

Touchstone Anti-Benchmark® US Core Equity
Fund
Sector Allocation**	(% of Net Assets)
Consumer Discretionary	17.2%
Consumer Staples	16.3
Utilities	13.8
Real Estate	11.8
Health Care	10.9
Financials	9.8
Communication Services	4.8
Information Technology	4.7
Industrials	4.4
Materials	3.9
Energy	1.4
Short-Term Investment Funds	2.2
Other Assets/Liabilities (Net)	(1.2)
Total	100.0%

Touchstone Anti-Benchmark® International Core
Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	26.6%
United Kingdom	9.5
Hong Kong	8.4
Australia	8.3
Denmark	7.1
Germany	6.9
Sweden	3.5
France	3.4
Netherlands	3.1
Ireland	2.6
Israel	2.6
Switzerland	2.5
Belgium	2.5
Finland	2.2
Italy	2.2
Spain	1.7
New Zealand	1.7
Norway	1.7
Luxembourg	1.1
Singapore	0.8
United States	0.4
Short-Term Investment Funds	1.4
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Credit Opportunities II Fund
Credit Quality*	(% of Fixed Income Securities)
BBB/Baa	2.4%
BB/Ba	43.9
B/B	36.7
CCC	11.6
CC	0.1
Not Rated	2.6
Cash equivalents	2.7
100.0%
Sector Allocation**	(% of Net Assets)
Long Positions
Corporate Bonds
Communication Services	16.8%
Industrials	16.7
Energy	12.2
Consumer Discretionary	9.7
Health Care	6.7
Consumer Staples	6.2
Real Estate	4.0
Information Technology	3.6
Materials	3.4
Financials	1.9
Utilities	1.8
Bank Loans	9.7
Asset-Backed Securities	4.3
Common Stocks	0.7
Purchased Call Options	0.0
Purchased Put Options	0.0
Short-Term Investment Funds	1.3
Cash Collateral for Securities Sold	0.6
Short and Written Options
Other Assets/Liabilities (Net)	2.0
101.6%
Short Positions
Corporate Bonds	(1.1)
Exchange-Traded Fund	(0.5)
(1.6)
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	7.2%
BB/Ba	54.4
B/B	36.3
CCC	1.2
Cash equivalents	0.9
Total	100.0%

Touchstone Impact Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	55.0%
AA/Aa	10.8
A/A	14.6
BBB/Baa	11.0
BB/Ba	1.3
B/B	0.4
C or Lower	1.3
Not Rated	1.4
Cash Equivalents	4.2
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®)

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International ESG Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	18.9%
France	11.1
United Kingdom	10.9
Germany	10.8
Switzerland	7.5
Sweden	5.6
China	5.4
Netherlands	5.0
Taiwan	3.5
United States	2.7
Canada	2.2
Hong Kong	1.8
India	1.7
Denmark	1.5
Australia	1.5
South Korea	1.5
Indonesia	1.4
Mexico	1.3
Brazil	0.9
Exchange-Traded Fund	2.8
Short-Term Investment Funds	4.2
Other Assets/Liabilities (Net)	(2.2)
Total	100.0%

Touchstone Mid Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	13.6%
Utilities	11.3
Consumer Discretionary	10.8
Real Estate	10.5
Consumer Staples	10.4
Information Technology	10.0
Materials	9.8
Industrials	8.8
Health Care	8.5
Energy	2.9
Exchange-Traded Fund	1.0
Short-Term Investment Funds	2.4
Other Assets/Liabilities (Net)	(0.0)
Total	100.0%

Touchstone Mid Cap Fund
Sector Allocation*	(% of Net Assets)
Industrials	24.5%
Information Technology	18.5
Financials	14.4
Materials	11.9
Consumer Discretionary	11.6
Consumer Staples	8.1
Real Estate	3.6
Health Care	2.5
Communication Services	2.5
Short-Term Investment Fund	2.3
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone Sands Capital Select Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	36.2%
Communication Services	20.5
Health Care	16.3
Consumer Discretionary	14.6
Industrials	4.9
Consumer Staples	3.5
Short-Term Investment Funds	8.1
Other Assets/Liabilities (Net)	(4.1)
Total	100.0%

*   Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Cap Fund
Sector Allocation*	(% of Net Assets)
Industrials	25.1%
Consumer Discretionary	15.2
Financials	14.6
Materials	13.6
Real Estate	9.3
Information Technology	7.4
Consumer Staples	4.5
Energy	2.8
Communication Services	2.4
Health Care	2.1
Short-Term Investment Funds	5.3
Other Assets/Liabilities (Net)	(2.3)
Total	100.0%

Touchstone Ultra Short Duration Fixed Income Fund
Credit Quality**	(% of Investment Securities)
AAA/Aaa	32.4%
AA/Aa	13.1
A/A	14.8
BBB/Baa	22.5
CCC	0.1
Not Rated	9.8
Cash Equivalents	7.3
Total	100.0%

Touchstone Small Cap Value Fund
Sector Allocation*	(% of Net Assets)
Industrials	21.9%
Financials	19.1
Information Technology	12.0
Materials	10.6
Consumer Staples	10.5
Consumer Discretionary	6.5
Utilities	5.1
Real Estate	4.2
Health Care	2.6
Communication Services	2.3
Energy	2.2
Exchange-Traded Fund	0.7
Short-Term Investment Funds	1.7
Other Assets/Liabilities (Net)	0.6
Total	100.0%

*  Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

**  Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments

Touchstone Active Bond Fund – September 30, 2019

Principal		Market
Amount		Value

	Corporate Bonds — 30.0%

	Financials — 7.3%
$1,245,000	Allstate Corp. (The), Ser B,
	5.750%, 8/15/53	$1,329,038
975,000	American Express Co.,
	3.000%, 10/30/24	1,006,860
754,000	Bank of America Corp.,
	3.705%, 4/24/28	801,939
1,000,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	1,061,835
896,000	Bank of Montreal (Canada),
	3.803%, 12/15/32	929,268
972,000	Bank of New York Mellon Corp. (The)
	MTN, 2.950%, 1/29/23	998,201
917,000	Barclays PLC (United Kingdom),
	4.610%, 2/15/23	952,257
665,000	Citigroup, Inc., 3.200%, 10/21/26	687,434
426,000	Citigroup, Inc., 4.750%, 5/18/46	496,815
649,000	Credit Suisse AG (Switzerland) MTN,
	3.625%, 9/9/24	685,150
468,000	GE Capital International Funding Co.
	Unlimited Co. (Ireland),
	4.418%, 11/15/35	489,771
928,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +1.000%), 3.283%, 7/24/23(A)	932,026
525,000	Goldman Sachs Group, Inc. (The),
	3.691%, 6/5/28	550,680
710,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	748,250
719,000	HSBC Holdings PLC (United Kingdom),
	3.900%, 5/25/26	761,067
954,000	Huntington Bancshares, Inc.,
	4.000%, 5/15/25	1,022,731
630,000	JPMorgan Chase & Co., (3M LIBOR
	+0.730%), 2.989%, 4/23/24(A)	628,419
505,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	521,968
961,000	JPMorgan Chase & Co.,
	3.509%, 1/23/29	1,015,814
923,000	Lloyds Banking Group PLC (United
	Kingdom), 3.574%, 11/7/28	941,865
955,000	Morgan Stanley, 3.950%, 4/23/27	1,010,142
982,000	New York Life Global Funding, 144a,
	3.000%, 1/10/28	1,025,822
629,000	Northwestern Mutual Life Insurance
	Co. (The), 144a, 3.850%, 9/30/47	673,442
952,000	PNC Capital Trust C, (3M LIBOR
	+0.570%), 2.702%, 6/1/28(A)	875,820
1,080,000	SBA Tower Trust, 144a,
	2.836%, 1/15/25	1,081,387
1,970,000	SunTrust Capital I, Ser A, (3M LIBOR
	+0.670%), 2.830%, 5/15/27(A)	1,832,100
535,000	Wells Fargo & Co., 4.125%, 8/15/23	567,756
		23,627,857

	Energy — 3.9%
962,000	Boardwalk Pipelines LP,
	4.450%, 7/15/27	989,837
1,051,000	Buckeye Partners LP, 3.950%, 12/1/26	925,340
615,000	Canadian Natural Resources Ltd.
	(Canada), 6.250%, 3/15/38	783,450
790,000	Cheniere Corpus Christi Holdings LLC,
	7.000%, 6/30/24	907,947
350,000	CNOOC Nexen Finance 2014 ULC
	(Canada), 4.250%, 4/30/24	374,052
696,000	Columbia Pipeline Group, Inc.,
	4.500%, 6/1/25	750,141
890,000	Energy Transfer Partners LP,
	4.950%, 6/15/28	978,121
500,000	KazMunayGas National Co. JSC
	(Kazakhstan), 144a, 4.750%, 4/19/27	540,950
400,000	KazMunayGas National Co. JSC
	(Kazakhstan), 144a, 5.750%, 4/19/47	468,872
1,050,000	MPLX LP, (3M LIBOR +1.100%),
	3.202%, 9/9/22(A)	1,053,313
701,000	NGPL PipeCo LLC, 144a,
	7.768%, 12/15/37	908,003
200,000	Pertamina Persero PT (Indonesia),
	144a, 6.450%, 5/30/44	257,216
200,000	Petrobras Global Finance BV
	(Netherlands), 6.900%, 3/19/49	229,400
550,000	Petrobras Global Finance BV
	(Netherlands), 7.375%, 1/17/27	664,296
200,000	Petroleos del Peru SA (Peru), 144a,
	4.750%, 6/19/32	219,250
200,000	Petroleos del Peru SA (Peru), 144a,
	5.625%, 6/19/47	237,500
675,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	652,043
892,000	Petroleos Mexicanos (Mexico), 144a,
	6.840%, 1/23/30	924,023
181,000	Petroleos Mexicanos (Mexico), 144a,
	7.690%, 1/23/50	188,693
200,000	Saudi Arabian Oil Co. (Saudi Arabia),
	144a, 4.250%, 4/16/39	215,607
350,000	YPF SA (Argentina), 144a,
	6.950%, 7/21/27	267,208
		12,535,262

	Industrials — 3.1%
954,000	Avolon Holdings Funding Ltd.
	(Ireland), 144a, 3.625%, 5/1/22	966,879
776,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	1,043,992
300,000	Cemex SAB de CV (Mexico), 144a,
	7.750%, 4/16/26	325,128
1,021,000	CRH America Finance, Inc., 144a,
	4.500%, 4/4/48	1,098,470
1,420,000	Eagle Materials, Inc., 4.500%, 8/1/26	1,468,089
369,000	Embraer Netherlands Finance BV
	(Netherlands), 5.050%, 6/15/25	403,597
363,000	Embraer Netherlands Finance BV
	(Netherlands), 5.400%, 2/1/27	410,647

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 30.0% (Continued)

	Industrials — (Continued)
$893,000	FedEx Corp., 5.100%, 1/15/44	$1,000,163
644,000	Norfolk Southern Corp.,
	4.837%, 10/1/41	773,138
946,000	Parker-Hannifin Corp., 4.000%, 6/14/49	1,038,082
1,020,000	Republic Services, Inc.,
	2.500%, 8/15/24	1,030,834
375,000	Transnet SOC Ltd. (South Africa), 144a,
	4.000%, 7/26/22	376,875
280,000	Vulcan Materials Co., 4.500%, 4/1/25	300,341
		10,236,235

	Consumer Staples — 2.8%
1,063,000	Anheuser-Busch Cos LLC /
	Anheuser-Busch InBev Worldwide,
	Inc., 4.900%, 2/1/46	1,268,400
873,000	Grupo Bimbo SAB de CV (Mexico),
	144a, 4.500%, 1/25/22	907,378
1,018,000	Imperial Brands Finance PLC (United
	Kingdom), 144a, 4.250%, 7/21/25	1,066,354
200,000	JBS USA LUX SA / JBS USA Finance,
	Inc., 144a, 5.500%, 1/15/30	211,996
814,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	1,003,256
717,000	Kroger Co. (The), 5.000%, 4/15/42	776,066
920,000	Mars, Inc., 144a, 3.875%, 4/1/39	1,027,430
901,000	Mondelez International Holdings
	Netherlands BV (Netherlands), 144a,
	2.125%, 9/19/22	898,547
740,000	Reynolds American, Inc.,
	4.450%, 6/12/25	789,247
1,048,000	UnitedHealth Group, Inc.,
	3.500%, 8/15/39	1,090,957
		9,039,631

	Communication Services — 2.4%
604,000	AT&T, Inc., 4.500%, 5/15/35	662,703
628,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital,
	6.484%, 10/23/45	764,167
507,000	Comcast Corp., 4.000%, 3/1/48	560,823
648,000	Comcast Corp., 4.150%, 10/15/28	726,879
631,000	Cox Communications, Inc., 144a,
	3.350%, 9/15/26	651,729
338,000	Deutsche Telekom International
	Finance BV (Netherlands),
	8.750%, 6/15/30	499,082
928,000	Tencent Holdings Ltd. (China), 144a,
	3.975%, 4/11/29	992,967
617,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	775,770
990,000	Walt Disney Co.(The), 1.750%, 8/30/24	980,244
1,303,000	Warner Media LLC, 3.800%, 2/15/27	1,352,356
		7,966,720

	Health Care — 2.3%
800,000	AbbVie, Inc., 4.450%, 5/14/46	828,654
569,000	Allergan Funding SCS (Luxembourg),
	3.800%, 3/15/25	595,816
662,000	Allergan Sales LLC, 144a,
	5.000%, 12/15/21	695,489
639,000	Celgene Corp., 5.000%, 8/15/45	801,248
670,000	Cigna Corp., 4.375%, 10/15/28	732,093
670,000	CommonSpirit Health,
	4.187%, 10/1/49	689,627
380,000	CommonSpirit Health, 4.200%, 8/1/23	403,097
1,016,000	CVS Health Corp., 4.300%, 3/25/28	1,098,637
477,000	CVS Health Corp., 5.125%, 7/20/45	540,661
1,016,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	1,029,386
		7,414,708

	Utilities — 2.2%
313,000	American Water Capital Corp.,
	6.593%, 10/15/37	446,224
712,000	Duke Energy Progress LLC,
	4.150%, 12/1/44	814,860
707,000	Edison International, 4.125%, 3/15/28	724,974
922,000	Electricite de France SA (France), 144a,
	4.500%, 9/21/28	1,029,423
200,000	Genneia SA (Argentina), 144a,
	8.750%, 1/20/22	124,000
700,000	NextEra Energy Capital Holdings, Inc.,
	5.650%, 5/1/79	760,428
656,000	Oncor Electric Delivery Co. LLC,
	3.800%, 9/30/47	726,242
853,000	PacifiCorp., 5.750%, 4/1/37	1,144,320
200,000	Perusahaan Listrik Negara PT
	(Indonesia), 144a, 4.875%, 7/17/49	217,224
1,347,000	WEC Energy Group, Inc., (3M LIBOR
	+2.113%), 4.271%, 5/15/67(A)	1,133,164
		7,120,859
	Information Technology — 2.0%
779,000	Apple, Inc., 2.750%, 1/13/25	804,983
629,000	Apple, Inc., 4.650%, 2/23/46	790,906
1,300,000	Broadcom, Inc., 144a, 3.125%, 4/15/21	1,312,470
960,000	Global Payments, Inc., 2.650%, 2/15/25	964,444
428,000	International Business Machines Corp.,
	2.800%, 5/13/21	433,731
462,000	Microsoft Corp., 3.500%, 2/12/35	510,581
852,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a, 5.350%, 3/1/26	956,357
624,000	Visa, Inc., 4.150%, 12/14/35	751,709
		6,525,181

	Consumer Discretionary — 1.6%
1,267,000	Ashtead Capital, Inc., 144a,
	4.375%, 8/15/27	1,303,426
718,000	AutoNation, Inc., 5.500%, 2/1/20	725,526
480,000	Ford Motor Credit Co. LLC,
	4.542%, 8/1/26	479,555

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 30.0% (Continued)

	Consumer Discretionary — (Continued)
$430,000	Ford Motor Credit Co. LLC,
	5.584%, 3/18/24	$457,120
555,000	General Motors Financial Co., Inc.,
	4.350%, 4/9/25	578,114
557,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	797,390
909,000	Walmart, Inc., 2.850%, 7/8/24	944,626
		5,285,757

	Real Estate — 1.4%
881,000	Boston Properties LP REIT,
	3.200%, 1/15/25	913,811
966,000	Crown Castle International Corp. REIT,
	3.650%, 9/1/27	1,022,804
453,000	Mid-America Apartments LP REIT,
	3.750%, 6/15/24	476,219
691,000	Sabra Health Care LP REIT,
	5.125%, 8/15/26	738,639
666,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	715,278
671,000	Welltower, Inc. REIT, 4.250%, 4/1/26	730,255
		4,597,006

	Materials — 1.0%
667,000	Braskem America Finance Co., 144a,
	7.125%, 7/22/41	792,063
200,000	Braskem Netherlands Finance BV
	(Netherlands), 144a,
	4.500%, 1/10/28	200,250
200,000	Corp. Nacional del Cobre de Chile
	(Chile), 144a, 4.500%, 9/16/25	218,743
954,000	FMC Corp., 3.450%, 10/1/29	969,230
300,000	Industrias Penoles SAB de CV
	(Mexico), 144a, 5.650%, 9/12/49	310,020
789,000	Sherwin-Williams Co. (The),
	4.500%, 6/1/47	884,169
		3,374,475
	Total Corporate Bonds	$97,723,691

	U.S. Treasury Obligations — 23.4%
1,057,000	U.S. Treasury Bond, 2.875%, 5/15/49	1,232,768
255,000	U.S. Treasury Bond, 3.000%, 8/15/48	303,251
5,832,000	U.S. Treasury Bond, 3.000%, 2/15/49	6,953,521
20,712,776	U.S. Treasury Inflation Indexed Bonds,
	0.250%, 7/15/29	20,870,976
5,638,443	U.S. Treasury Inflation Indexed Bonds,
	1.000%, 2/15/49	6,327,414
18,300,000	U.S. Treasury Note, 1.625%, 8/15/29	18,215,648
365,000	U.S. Treasury Note, 1.750%, 7/31/24	368,222
95,000	U.S. Treasury Note, 2.250%, 8/15/49	97,705
3,884,000	U.S. Treasury Note, 2.375%, 5/15/29	4,124,626
9,837,000	U.S. Treasury Note, 2.500%, 3/31/23	10,146,328
7,216,000	U.S. Treasury Note, 2.625%, 2/15/29	7,809,911
	Total U.S. Treasury Obligations	$76,450,370

	Asset-Backed Securities — 12.5%
2,223,157	Adams Outdoor Advertising LP, Ser
	2018-1, Class A, 144a,
	4.810%, 11/15/48	2,307,202
1,450,000	Apidos CLO XVIII (Cayman Islands), Ser
	2018-18A, Class A1, 144a, (3M
	LIBOR +1.140%),
	3.418%, 10/22/30(A)	1,449,242
2,400,000	Avis Budget Rental Car Funding
	AESOP LLC, Ser 2015-2A, Class B,
	144a, 3.420%, 12/20/21	2,419,205
825,000	BSPRT Issuer Ltd. (Cayman Islands), Ser
	2018-FL4, Class D, 144a, (1M LIBOR
	+2.750%), 4.778%, 9/15/35(A)	829,115
1,505,000	CIFC Funding Ltd., Ser 2016-1A, Class
	A1R, (Cayman Islands), 144a, (3M
	LIBOR +1.350%),
	0.000%, 10/21/31(A)	1,505,000
2,753	CIT Home Equity Loan Trust, Ser
	2002-1, Class AF5,
	7.210%, 2/25/33(A)(B)	2,855
2,932,500	Coinstar Funding LLC, Ser 2017-1A,
	Class A2, 144a, 5.216%, 4/25/47	3,020,164
496,860	Domino’s Pizza Master Issuer LLC, Ser
	2017-1A, Class A2II, 144a,
	3.082%, 7/25/47	498,544
162,290	FFMLT Trust, Ser 2005-FFA, Class M3,
	6.017%, 3/25/25(A)(B)	166,945
1,100,000	Hertz Vehicle Financing II LP, Ser
	2015-1A, Class B, 144a,
	3.520%, 3/25/21	1,104,107
3,350,000	Hertz Vehicle Financing II LP, Ser
	2016-4A, Class A, 144a,
	2.650%, 7/25/22	3,361,840
2,000,000	Hertz Vehicle Financing II LP, Ser
	2019-1A, Class A, 144a,
	3.710%, 3/25/23	2,059,754
1,650,000	Jack In The Box Funding LLC, Ser
	2019-1A, Class A2I, 144a,
	3.982%, 8/25/49	1,677,885
1,680,700	Jimmy Johns Funding LLC, Ser
	2017-1A, Class A2I, 144a,
	3.610%, 7/30/47	1,693,288
1,450,000	Kabbage Funding LLC, Ser 2019-1,
	Class A, 144a, 3.825%, 3/15/24	1,465,815
1,850,000	Madison Park Funding XVIII Ltd.
	(Cayman Islands), Ser 2015-18A,
	Class BR, 144a, (3M LIBOR +1.600%),
	3.878%, 10/21/30(A)	1,833,705
1,505,000	Madison Park Funding XXXV Ltd.
	(Cayman Islands), Ser 2019-35A,
	Class A2A, 144a, (3M LIBOR
	+1.650%), 4.174%, 4/20/31(A)	1,504,947
1,113,613	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	1,252,291
203,190	Orange Lake Timeshare Trust, Ser
	2016-A, Class A, 144a,
	2.610%, 3/8/29	204,182

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 12.5% (Continued)
$673	RASC Trust, Ser 2001-KS3, Class AI6,
	5.960%, 9/25/31(A)(B)	$699
292,992	Sonic Capital LLC, Ser 2016-1A, Class
	A2, 144a, 4.472%, 5/20/46	296,657
3,100,000	Tesla Auto Lease Trust, Ser 2018-B,
	Class C, 144a, 4.360%, 10/20/21	3,182,132
700,000	Towd Point Mortgage Trust, Ser
	2015-3, Class A2, 144a,
	4.000%, 3/25/54(A)(B)	719,059
2,743,079	Towd Point Mortgage Trust, Ser
	2019-1, Class A1, 144a,
	3.750%, 3/25/58(A)(B)	2,876,913
600,000	Voya CLO Ltd. (Cayman Islands), Ser
	2017-4A, Class A1, 144a, (3M LIBOR
	+1.130%), 3.433%, 10/15/30(A)	599,993
1,505,000	Voya CLO Ltd. (Cayman Islands), Ser
	2019-2A, Class A, 144a, (3M LIBOR
	+1.270%), 3.523%, 7/20/32(A)	1,504,902
3,266,813	Wendys Funding LLC, Ser 2018-1A,
	Class A2I, 144a, 3.573%, 3/15/48	3,318,559
	Total Asset-Backed Securities	$40,855,000

	U.S. Government Mortgage-Backed
	Obligations — 11.6%
80,205	FHLMC, Pool #1H1348, (1 Year CMT
	Rate +2.140%), 4.406%, 10/1/36(A)	84,527
165,702	FHLMC, Pool #1Q0339, (12M LIBOR
	+1.903%), 4.862%, 4/1/37(A)	172,352
15,361	FHLMC, Pool #A12886, 5.000%, 8/1/33	16,965
55,672	FHLMC, Pool #A13842, 6.000%, 9/1/33	61,603
10,432	FHLMC, Pool #A21415, 5.000%, 5/1/34	11,514
19,984	FHLMC, Pool #A35682, 5.000%, 7/1/35	22,070
11,936	FHLMC, Pool #A36523, 5.000%, 8/1/35	13,179
63,221	FHLMC, Pool #A46590, 5.000%, 8/1/35	67,659
6,261	FHLMC, Pool #A64971, 5.500%, 8/1/37	7,058
3,240,465	FHLMC, Pool #A89148,
	4.000%, 10/1/39	3,463,300
107,837	FHLMC, Pool #A96485, 4.500%, 1/1/41	116,903
576,657	FHLMC, Pool #A97897, 4.500%, 4/1/41	633,988
18,018	FHLMC, Pool #C62740, 7.000%, 1/1/32	20,069
17,505	FHLMC, Pool #C72254, 6.500%, 7/1/32	19,826
54,484	FHLMC, Pool #C90986, 7.000%, 6/1/26	58,164
18,003	FHLMC, Pool #G02184, 5.000%, 4/1/36	19,898
3,111,646	FHLMC, Pool #G05624, 4.500%, 9/1/39	3,371,980
293,319	FHLMC, Pool #G05733,
	5.000%, 11/1/39	324,286
138,592	FHLMC, Pool #J13584,
	3.500%, 11/1/25	143,360
5,040,121	FHLMC, Pool #Q32917, 3.000%, 4/1/45	5,186,912
53,392	FNMA, Pool #255628, 5.500%, 2/1/25	57,711
12,284	FNMA, Pool #426830, 8.000%, 11/1/24	12,418
8,049	FNMA, Pool #540040, 7.500%, 6/1/28	8,059
14,233	FNMA, Pool #561741, 7.500%, 1/1/31	16,154
29,498	FNMA, Pool #640291, 7.000%, 8/1/32	29,889
29,679	FNMA, Pool #653301, 6.500%, 7/1/32	33,065
54,276	FNMA, Pool #653502, 6.500%, 7/1/32	60,469
29,956	FNMA, Pool #670402, 6.500%, 6/1/32	33,976
3,805	FNMA, Pool #725906, (12M LIBOR
	+1.554%), 4.179%, 8/1/34(A)	3,994
156,770	FNMA, Pool #745257, 6.000%, 1/1/36	180,427
1,488	FNMA, Pool #745974, (12M LIBOR
	+1.876%), 4.674%, 10/1/36(A)	1,573
65,691	FNMA, Pool #748895, 6.000%, 12/1/33	69,204
55,438	FNMA, Pool #758564, 6.000%, 9/1/24	61,217
61,691	FNMA, Pool #810049, 5.500%, 3/1/35	66,651
107,985	FNMA, Pool #819297, 6.000%, 9/1/35	123,676
789,352	FNMA, Pool #881279, 5.000%, 11/1/36	871,406
32,564	FNMA, Pool #889060, 6.000%, 1/1/38	37,482
74,780	FNMA, Pool #889061, 6.000%, 1/1/38	86,603
7,871	FNMA, Pool #895657, 6.500%, 8/1/36	8,706
147,870	FNMA, Pool #905049, 5.500%, 11/1/36	160,277
44,825	FNMA, Pool #908944, 5.500%, 1/1/37	48,437
502,822	FNMA, Pool #928553, 5.500%, 8/1/37	569,363
896,932	FNMA, Pool #931535, 5.500%, 7/1/39	958,860
213,910	FNMA, Pool #AA3467, 4.500%, 4/1/39	231,651
338,967	FNMA, Pool #AA4584, 4.500%, 4/1/39	367,093
83,664	FNMA, Pool #AB1800, 4.000%, 11/1/40	89,357
213,954	FNMA, Pool #AB2452, 4.000%, 3/1/26	223,570
3,088,761	FNMA, Pool #AB7845, 3.000%, 2/1/43	3,184,795
66,822	FNMA, Pool #AD3775, 4.500%, 3/1/25	70,524
100,510	FNMA, Pool #AD6193, 5.000%, 6/1/40	111,076
157,657	FNMA, Pool #AE1568, 4.000%, 9/1/40	168,450
526,690	FNMA, Pool #AE2497, 4.500%, 9/1/40	578,243
65,874	FNMA, Pool #AE5441, 5.000%, 10/1/40	72,716
261,821	FNMA, Pool #AH1135, 5.000%, 1/1/41	288,881
314,397	FNMA, Pool #AH3483, 3.500%, 2/1/26	325,122
122,747	FNMA, Pool #AH3671, 4.000%, 2/1/26	127,960
467,385	FNMA, Pool #AH6622, 4.000%, 3/1/41	504,532
575,512	FNMA, Pool #AL0150, 4.000%, 2/1/41	614,643
116,613	FNMA, Pool #AL0211, 5.000%, 4/1/41	128,546
4,656,368	FNMA, Pool #AL5718, 3.500%, 9/1/44	4,901,850
685,838	FNMA, Pool #AS0779, 4.000%, 10/1/43	738,235
61,927	FNMA, Pool #AS7813, 4.000%, 8/1/46	65,235
3,560,591	FNMA, Pool #AS8703, 2.500%, 2/1/32	3,607,700
873,242	FNMA, Pool #AS8855, 3.500%, 2/1/37	903,862
945,482	FNMA, Pool #BH6180, 4.000%, 7/1/47	990,826
582,355	FNMA, Pool #MA2832,
	3.000%, 12/1/36	598,995
1,468,313	GNMA, Pool #4424, 5.000%, 4/20/39	1,624,899
	Total U.S. Government
	Mortgage-Backed Obligations	$37,833,991

	Non-Agency Collateralized Mortgage
	Obligations — 8.4%
2,983	Adjustable Rate Mortgage Trust, Ser
	2004-4, Class 3A1,
	4.240%, 3/25/35(A)(B)	3,040
2,093,055	Agate Bay Mortgage Trust, Ser 2015-7,
	Class B1, 144a,
	3.763%, 10/25/45(A)(B)	2,179,461

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage
	Obligations — 8.4% (Continued)
$3,261,904	Agate Bay Mortgage Trust, Ser 2015-7,
	Class B2, 144a,
	3.763%, 10/25/45(A)(B)	$3,403,683
48,060	Alternative Loan Trust, Ser 2004-30CB,
	Class 3A1, 5.000%, 2/25/20	47,606
1,096	Alternative Loan Trust, Ser 2005-J3,
	Class 3A1, 6.500%, 9/25/34	1,077
25,453	CSFB Mortgage-Backed Trust, Ser
	2004-7, Class 6A1, 5.250%, 10/25/19	25,475
1,450,775	CSMC Trust, Ser 2013-7, Class B3, 144a,
	3.580%, 8/25/43(A)(B)	1,472,108
2,094,959	CSMC Trust, Ser 2015-1, Class B3, 144a,
	3.939%, 1/25/45(A)(B)	2,112,973
2,125,642	CSMC Trust, Ser 2015-WIN1, Class B3,
	144a, 3.864%, 12/25/44(A)(B)	2,173,583
1,289,092	CSMC Trust, Ser 2018-RPL9, Class A,
	144a, 3.850%, 9/25/57(A)(B)	1,338,329
468,904	Galton Funding Mortgage Trust, Ser
	2019-1, Class A22, 144a,
	4.000%, 2/25/59(A)(B)	477,787
53,770	JP Morgan Mortgage Trust, Ser
	2005-A1, Class 2A1,
	4.575%, 2/25/35(A)(B)	55,259
139,108	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 7CB1,
	4.433%, 4/25/35(A)(B)	141,749
35,969	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	4.339%, 6/25/36(A)(B)	32,769
23,322	MASTR Alternative Loans Trust, Ser
	2004-7, Class 10A1, 6.000%, 6/25/34	24,092
1,889,382	PMT Loan Trust, Ser 2013-J1, Class A11,
	144a, 3.500%, 9/25/43(A)(B)	1,920,371
2,748,192	PMT Loan Trust, Ser 2013-J1, Class A7,
	144a, 3.500%, 9/25/43(A)(B)	2,813,084
169,780	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	122,820
283,849	Sequoia Mortgage Trust, Ser 2013-1,
	Class B1, 3.643%, 2/25/43(A)(B)	291,843
332,813	Sequoia Mortgage Trust, Ser 2013-1,
	Class B2, 3.643%, 2/25/43(A)(B)	340,617
534,203	Sequoia Mortgage Trust, Ser 2013-10,
	Class B2, 144a, 3.564%, 8/25/43(A)(B)	547,361
517,155	Sequoia Mortgage Trust, Ser 2013-5,
	Class B1, 144a, 3.508%, 5/25/43(A)(B)	529,088
1,108,549	Sequoia Mortgage Trust, Ser 2014-2,
	Class B2, 144a, 4.079%, 7/25/44(A)(B)	1,145,928
2,904,026	Sequoia Mortgage Trust, Ser 2017-1,
	Class A4, 144a, 3.500%, 2/25/47(A)(B)	2,947,320
2,935,249	Sequoia Mortgage Trust, Ser 2017-2,
	Class A1, 144a, 3.500%, 2/25/47(A)(B)	2,955,782
81,436	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	81,366
68,796	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 4.761%, 6/25/33(A)(B)	70,859
	Total Non-Agency Collateralized
	Mortgage Obligations	$27,255,430

	Sovereign Government Obligations — 5.1%
200,000	Angolan Government International
	Bond, 9.375%, 5/8/48	210,789
575,000	Angolan Government International
	Bond, 144a, 8.250%, 5/9/28	595,125
250,000	Argentine Republic Government
	International Bond, 7.125%, 6/28/17	108,503
400,000	Colombia Government International
	Bond, 4.000%, 2/26/24	421,604
521,000	Colombia Government International
	Bond, 5.000%, 6/15/45	609,570
250,000	Colombia Government International
	Bond, 6.125%, 1/18/41	325,628
200,000	Costa Rica Government International
	Bond, 144a, 4.375%, 4/30/25	191,002
200,000	Costa Rica Government International
	Bond, 144a, 5.625%, 4/30/43	173,752
300,000	Croatia Government International
	Bond, 144a, 5.500%, 4/4/23	332,150
200,000	Dominican Republic International
	Bond, 144a, 5.875%, 4/18/24	211,252
150,000	Dominican Republic International
	Bond, 144a, 5.950%, 1/25/27	162,189
100,000	Dominican Republic International
	Bond, 144a, 6.850%, 1/27/45	111,375
200,000	Ecuador Government International
	Bond, 144a, 7.875%, 1/23/28	189,502
250,000	Ecuador Government International
	Bond, 144a, 9.500%, 3/27/30	252,875
300,000	Ecuador Government International
	Bond, 144a, 10.500%, 3/24/20	306,378
350,000	Egypt Government International
	Bond, 144a, 6.125%, 1/31/22	360,707
200,000	Egypt Government International
	Bond, 144a, 7.500%, 1/31/27	214,677
200,000	Egypt Government International
	Bond, 144a, 8.500%, 1/31/47	211,541
200,000	El Salvador Government International
	Bond, 144a, 6.375%, 1/18/27	207,502
200,000	Ghana Government International
	Bond, 144a, 8.950%, 3/26/51	200,247
750,000	Hungary Government International
	Bond, 5.375%, 3/25/24	846,720
300,000	Indonesia Government International
	Bond, 144a, 3.850%, 7/18/27	316,636
200,000	Ivory Coast Government International
	Bond, 144a, 6.375%, 3/3/28	204,656

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Sovereign Government Obligations — 5.1%
	(Continued)
$150,000	Jamaica Government International
	Bond, 8.000%, 3/15/39	$196,314
200,000	Kenya Government International
	Bond, 144a, 7.250%, 2/28/28	207,290
200,000	Lebanese Republic Government
	International Bond MTN, 6.650%,
	2/26/30	129,508
200,000	Mexico Government International
	Bond, 4.125%, 1/21/26	212,002
200,000	Mexico Government International
	Bond, 4.350%, 1/15/47	206,296
200,000	Mongolia Government International
	Bond, 144a, 5.625%, 5/1/23	201,998
200,000	Nigeria Government International
	Bond, 5.625%, 6/27/22	206,222
200,000	Nigeria Government International
	Bond, 144a, 6.375%, 7/12/23	209,851
400,000	Nigeria Government International
	Bond, 144a, 7.875%, 2/16/32	420,875
250,000	Oman Government International
	Bond, 144a, 4.125%, 1/17/23	249,375
200,000	Oman Government International
	Bond, 144a, 5.375%, 3/8/27	196,500
300,000	Pakistan Government International
	Bond, 144a, 7.875%, 3/31/36	299,550
200,000	Panama Government International
	Bond, 3.750%, 3/16/25	211,502
200,000	Panama Government International
	Bond, 4.500%, 4/16/50	237,502
200,000	Papua New Guinea Government
	International Bond, 144a, 8.375%,
	10/4/28	211,500
200,000	Paraguay Government International
	Bond, 144a, 4.625%, 1/25/23	210,252
300,000	Perusahaan Penerbit SBSN Indonesia
	III, 144a, 4.350%, 9/10/24	321,600
1,333,000	Province of Ontario Canada, 1.875%,
	5/21/20	1,331,307
300,000	Province of Santa Fe, 144a, 7.000%,
	3/23/23	198,750
200,000	Qatar Government International
	Bond, 144a, 4.000%, 3/14/29	221,500
500,000	Republic of Azerbaijan International
	Bond, 144a, 4.750%, 3/18/24	528,849
200,000	Republic of Belarus International
	Bond, 144a, 6.875%, 2/28/23	213,754
300,000	Republic of Poland Government
	International Bond, 3.250%, 4/6/26	318,683
300,000	Republic of South Africa Government
	International Bond, 4.850%, 9/27/27	306,750
200,000	Republic of South Africa Government
	International Bond, 5.750%, 9/30/49	198,983
250,000	Romanian Government International
	Bond, 144a, 4.375%, 8/22/23	267,198
375,000	Sri Lanka Government International
	Bond, 144a, 6.125%, 6/3/25	363,747
350,000	Turkey Government International
	Bond, 4.875%, 4/16/43	280,694
400,000	Turkey Government International
	Bond, 5.125%, 3/25/22	402,870
200,000	Ukraine Government International
	Bond, 7.750%, 9/1/26	208,548
400,000	Ukraine Government International
	Bond, 144a, 7.375%, 9/25/32	401,707
375,000	Ukraine Government International
	Bond, 144a, 7.750%, 9/1/21	390,080
200,000	Uruguay Government International
	Bond, 4.375%, 1/23/31	220,702
	Total Sovereign Government
	Obligations	$16,546,639

	Agency Collateralized Mortgage
	Obligations — 3.9%
4,393,052	FHLMC REMIC, Ser 3331 Class PE,
	6.000%, 6/15/37	4,915,789
1,254,035	FHLMC REMIC, Ser 3859 Class JB,
	5.000%, 5/15/41	1,368,392
163,545	FHLMC Structured Pass Through
	Securities, Ser T-20, Class A5,
	7.870%, 12/25/29(A)(B)	193,556
765,571	FNMA, 3.000%, 4/1/32	783,974
235,394	FNMA REMIC, Ser 2003-32, Class BZ,
	6.000%, 11/25/32	267,051
1,193,801	FNMA REMIC, Ser 2012-47, Class AI,
	3.000%, 5/25/22(C)	35,358
72,587	FNMA REMIC, Ser 2015-51, Class KC,
	3.000%, 6/25/45	75,248
783,270	FNMA REMIC, Ser 2017-90, Class KA,
	3.000%, 11/25/47	817,156
19,257	FNMA REMIC Trust, Ser 2001-W2, Class
	AF6, 6.589%, 10/25/31(A)(B)	20,343
88,472	FNMA Trust, Ser 2004-W15, Class 2AF,
	(1M LIBOR +0.250%),
	2.268%, 8/25/44(A)	87,965
2,358,389	GNMA, Ser 2010-169, Class AW,
	4.500%, 12/20/40	2,506,887
7,797,626	GNMA, Ser 2012-147, Class IO,
	0.561%, 4/16/54(A)(B)(C)	263,019
4,124,527	GNMA, Ser 2016-113, Class IO,
	1.181%, 2/16/58(A)(B)(C)	370,800
17,015,190	GNMA, Ser 2016-140, Class IO,
	0.934%, 5/16/58(A)(B)(C)	1,156,864
26,617	GNMA, Ser 2017-120, Class UZ,
	4.000%, 8/20/47	27,490
	Total Agency Collateralized
	Mortgage Obligations	$12,889,892

	Commercial Mortgage-Backed Securities — 3.0%
500,000	BANK, Ser 2018-BN14, Class A3,
	3.966%, 9/15/60	559,202

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 3.0%
	(Continued)
$841,389	COMM Mortgage Trust, Ser
	2014-CR14, Class A2,
	3.147%, 2/10/47	$841,137
580,000	DBUBS Mortgage Trust, Ser
	2017-BRBK, Class B, 144a,
	3.648%, 10/10/34(A)(B)	609,035
550,000	Eleven Madison Trust Mortgage Trust,
	Ser 2015-11MD, Class C, 144a,
	3.673%, 9/10/35(A)(B)	577,176
595,000	GS Mortgage Securities Corp. II, Ser
	2017-SLP, Class B, 144a,
	3.772%, 10/10/32	614,962
1,750,000	GS Mortgage Securities Trust, Ser
	2017-FARM, Class B, 144a,
	3.659%, 1/10/43(A)(B)	1,835,191
3,000,000	Hudson Yards 2016-10HY Mortgage
	Trust, Ser 2016-10HY, Class A, 144a,
	2.835%, 8/10/38	3,087,822
528,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2016-NINE, Class B, 144a,
	2.949%, 10/6/38(A)(B)	536,731
985,653	Wells Fargo Commercial Mortgage
	Trust, Ser 2018-BXI, Class C, 144a,
	(1M LIBOR +1.156%),
	3.184%, 12/15/36(A)	981,990
	Total Commercial
	Mortgage-Backed Securities	$9,643,246

Shares

	Short-Term Investment Fund — 1.4%
4,546,089	Dreyfus Government Cash
	Management, Institutional Shares,
	1.85%∞Ω	$4,546,089
	Total Investment Securities —99.3%
	(Cost $314,297,805)	$323,744,348

	Other Assets in
	Excess of Liabilities — 0.7%	2,313,229
	Net Assets — 100.0%	$326,057,577

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2019.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

 CMT - Constant Maturity Treasury

 FHLMC - Federal Home Loan Mortgage Corporation

 FNMA - Federal National Mortgage Association

 GNMA - Government National Mortgage Association

 LIBOR - London Interbank Offered Rate

 LLC - Limited Liability Company

 LP - Limited Partnership

 MTN - Medium Term Note

 PLC - Public Limited Company

 REIT - Real Estate Investment Trust

 REMIC - Real Estate Mortgage Investment Conduit

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $105,739,108 or 32.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$97,723,691	$—	$97,723,691
U.S. Treasury Obligations	—	76,450,370	—	76,450,370
Asset-Backed Securities	—	40,855,000	—	40,855,000
U.S. Government Mortgage-Backed Obligations	—	37,833,991	—	37,833,991
Non-Agency Collateralized Mortgage Obligations	—	27,255,430	—	27,255,430
Sovereign Government Obligations	—	16,546,639	—	16,546,639
Agency Collateralized Mortgage Obligations	—	12,889,892	—	12,889,892
Commercial Mortgage-Backed Securities	—	9,643,246	—	9,643,246
Short-Term Investment Fund	4,546,089	—	—	4,546,089
Total Assets	$4,546,089	$319,198,259	$—	$323,744,348

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Anti-Benchmark® International Core Equity Fund – September 30, 2019

		Market
	Shares	Value

Common Stocks — 98.8%

Japan — 26.6%

Communication Services — 4.5%
DeNA Co. Ltd.	9,000	$159,111
Fuji Media Holdings, Inc.	15,500	200,268
KDDI Corp.	20,600	537,511
Nexon Co. Ltd.*	3,800	46,171
Nippon Telegraph & Telephone Corp.	6,700	320,553
NTT DOCOMO, Inc.	15,100	385,573

Consumer Discretionary — 11.1%
ABC-Mart, Inc.	8,100	514,899
Asics Corp.	6,100	104,617
Bandai Namco Holdings, Inc.	6,600	411,560
Fast Retailing Co. Ltd.	300	178,965
K’s Holdings Corp.	38,400	418,215
Pan Pacific International
Holdings Corp.	28,800	482,181
Shimamura Co. Ltd.	3,100	246,287
Skylark Holdings Co. Ltd.	30,900	562,581
Subaru Corp.	2,800	79,184
Suzuki Motor Corp.	10,500	447,293
Yamada Denki Co. Ltd.	80,100	388,115
ZOZO, Inc.	10,800	250,172

Consumer Staples — 6.4%
Ain Holdings, Inc.	8,800	513,078
Coca-Cola Bottlers Japan
Holdings, Inc.	6,100	137,165
Ezaki Glico Co. Ltd.	10,300	428,588
FamilyMart UNY Holdings Co. Ltd.	15,600	381,160
Lawson, Inc.	10,500	537,658
Lion Corp.	5,200	102,869
NH Foods Ltd.	3,400	136,896
Yamazaki Baking Co. Ltd.	6,400	114,476

Energy — 0.5%
Idemitsu Kosan Co. Ltd.	5,800	164,560

Financials — 0.4%
Japan Post Insurance Co. Ltd.	10,700	161,966

Health Care — 2.6%
Nihon Kohden Corp.	16,200	477,431
Olympus Corp.	14,900	201,864
Sumitomo Dainippon
Pharma Co. Ltd.	16,600	274,653

Industrials — 0.8%
Hoshizaki Corp.	3,700	291,658

Utilities — 0.3%
Kansai Electric Power Co., Inc. (The)	10,200	114,243
Total Japan		9,771,521

United Kingdom — 9.5%

Communication Services — 1.2%
Cineworld Group PLC	58,609	164,083
Pearson PLC	29,196	264,755

Consumer Discretionary — 2.0%
Compass Group PLC	13,206	339,850
Next PLC	5,120	389,427

Consumer Staples — 1.1%
J Sainsbury PLC	101,642	274,693
Unilever NV	2,175	130,603

Financials — 1.2%
IG Group Holdings PLC	58,297	431,938

Health Care — 0.1%
ConvaTec Group PLC, 144a	17,573	37,847

Industrials — 1.7%
easyJet PLC	26,680	376,554
Royal Mail PLC	97,621	254,103

Information Technology — 0.6%
Micro Focus International PLC	15,858	222,840

Utilities — 1.6%
Centrica PLC	439,564	398,592
United Utilities Group PLC	19,316	196,067
Total United Kingdom		3,481,352

Hong Kong — 8.4%

Communication Services — 1.3%
PCCW Ltd.	832,000	467,078

Consumer Discretionary — 1.2%
Yue Yuen Industrial Holdings Ltd.	153,000	418,009

Consumer Staples — 1.6%
Sun Art Retail Group Ltd.	319,500	324,065
Vitasoy International Holdings Ltd.	14,000	56,748
WH Group Ltd., 144a	231,000	206,874

Industrials — 2.0%
Jardine Matheson Holdings Ltd.	8,300	444,193
Jardine Strategic Holdings Ltd.	9,700	290,141

Information Technology — 0.6%
ASM Pacific Technology Ltd.	18,600	226,946

Real Estate — 1.7%
Link REIT	48,000	529,481
Swire Properties Ltd.	33,600	105,450
Total Hong Kong		3,068,985

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 98.8% (Continued)

Australia — 8.3%

Communication Services — 0.5%
Telstra Corp. Ltd.	76,005	$180,167

Consumer Discretionary — 1.1%
Domino’s Pizza Enterprises Ltd.	12,891	404,118

Consumer Staples — 0.3%
Metcash Ltd.	51,475	103,935

Financials — 0.6%
nib holdings Ltd.	45,855	226,104

Information Technology — 0.3%
Link Administration Holdings Ltd.	28,705	110,614

Materials — 4.1%
Evolution Mining Ltd.	115,859	353,484
Fortescue Metals Group Ltd.	9,298	55,344
Newcrest Mining Ltd.	21,942	506,326
Northern Star Resources Ltd.	46,853	348,212
Saracen Mineral Holdings Ltd.*	116,499	270,722

Utilities — 1.4%
APA Group	65,479	507,126
Total Australia		3,066,152

Denmark — 7.1%

Consumer Discretionary — 0.7%
Pandora A/S	6,279	251,987

Consumer Staples — 1.2%
Royal Unibrew A/S	5,218	429,911

Health Care — 4.4%
Ambu A/S - Class B†	13,492	223,157
Ascendis Pharma A/S ADR*	1,810	174,339
Coloplast A/S - Class B	920	110,691
Genmab A/S*	1,104	224,315
GN Store Nord A/S	2,105	85,329
H Lundbeck A/S	10,555	349,926
Novo Nordisk A/S - Class B	8,505	439,506

Industrials — 0.4%
Vestas Wind Systems A/S	2,051	159,112

Utilities — 0.4%
Orsted A/S, 144a	1,648	153,157
Total Denmark		2,601,430

Germany — 6.9%

Consumer Discretionary — 3.2%
adidas AG	1,667	519,011
Puma SE	4,529	350,483
Zalando SE, 144a*	6,452	294,515

Consumer Staples — 0.4%
METRO AG	9,033	142,508

Industrials — 1.4%
Deutsche Lufthansa AG	11,387	180,770
OSRAM Licht AG	7,694	338,378

Real Estate — 1.9%
Deutsche Wohnen SE	10,273	374,989
TLG Immobilien AG	1,917	52,131
Vonovia SE	5,700	289,191
Total Germany		2,541,976

Sweden — 3.5%

Consumer Discretionary — 0.8%
Hennes & Mauritz AB	15,638	303,133

Consumer Staples — 1.5%
ICA Gruppen AB	11,790	544,704

Health Care — 1.0%
Elekta AB - Class B	28,316	373,077

Information Technology — 0.2%
Telefonaktiebolaget LM Ericsson - Class B	9,285	74,153
Total Sweden		1,295,067

France — 3.4%

Communication Services — 1.2%
Eutelsat Communications SA	23,203	431,622

Consumer Staples — 0.5%
Carrefour SA	10,236	179,177

Financials — 0.4%
SCOR SE	3,717	153,465

Industrials — 0.3%
Getlink SE	7,384	110,877

Information Technology — 1.0%
Ingenico Group SA	3,958	386,105
Total France		1,261,246

Netherlands — 3.1%

Consumer Discretionary — 0.3%
Takeaway.com NV, 144a*	1,565	124,862

Consumer Staples — 1.5%
Koninklijke Ahold Delhaize NV	21,599	540,140

Energy — 0.4%
SBM Offshore NV	8,042	133,364

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 98.8% (Continued)

Netherlands — (Continued)

Industrials — 0.9%
Signify NV, 144a	11,833	$325,401
Total Netherlands		1,123,767

Ireland — 2.6%

Consumer Staples — 2.0%
Glanbia PLC	19,224	238,866
Kerry Group PLC - Class A	4,244	496,343

Health Care — 0.2%
Amarin Corp. PLC ADR*†	3,300	50,028

Materials — 0.4%
James Hardie Industries PLC	9,375	157,479
Total Ireland		942,716

Israel — 2.6%

Financials — 0.9%
Bank Leumi Le-Israel BM	45,587	324,572

Health Care — 0.2%
Teva Pharmaceutical Industries Ltd.*	12,254	84,755

Information Technology — 1.5%
Nice Ltd.*	3,664	528,088
Total Israel		937,415

Switzerland — 2.5%

Communication Services — 0.4%
Sunrise Communications Group AG, 144a	1,998	155,469

Consumer Staples — 1.5%
Chocoladefabriken Lindt & Spruengli AG	52	383,989
Chocoladefabriken Lindt & Spruengli AG	2	165,523

Real Estate — 0.6%
PSP Swiss Property AG	1,738	220,635
Total Switzerland		925,616

Belgium — 2.5%

Consumer Staples — 1.5%
Colruyt SA	10,352	567,317

Health Care — 1.0%
UCB SA	4,819	349,630
Total Belgium		916,947

Finland — 2.2%

Communication Services — 0.7%
Elisa OYJ	4,825	248,751

Energy — 0.7%
Neste Oyj	8,401	277,944

Health Care — 0.8%
Orion Oyj - Class B	7,779	289,868
Total Finland		816,563

Italy — 2.2%

Consumer Discretionary — 0.7%
PRADA SpA	89,100	259,193

Financials — 1.0%
Unione di Banche Italiane SpA	128,322	360,046

Industrials — 0.5%
Atlantia SpA	7,314	176,763
Total Italy		796,002

Spain — 1.7%

Utilities — 1.7%
Endesa SA	4,480	117,849
Red Electrica Corp. SA	25,282	512,105
Total Spain		629,954

New Zealand — 1.7%

Communication Services — 1.4%
Spark New Zealand Ltd.	191,442	528,779

Consumer Staples — 0.3%
a2 Milk Co. Ltd.*	11,898	98,856
Total New Zealand		627,635

Norway — 1.7%

Consumer Staples — 1.7%
Mowi ASA	20,050	463,099
Orkla ASA	15,782	143,605
Total Norway		606,704

Luxembourg — 1.1%

Communication Services — 1.1%
SES SA	22,966	418,657

Singapore — 0.8%

Communication Services — 0.2%
Sea Ltd. ADR*	2,441	75,549

Industrials — 0.6%
SATS Ltd.	58,500	205,131
Total Singapore		280,680

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 98.8% (Continued)

United States — 0.4%

Industrials — 0.4%
Reliance Worldwide Corp. Ltd.	57,794	$157,344
Total Common Stocks		$36,267,729

Short-Term Investment Funds — 1.4%
Dreyfus Government Cash
Management, Institutional Shares, 1.85%∞Ω	242,776	242,776
Invesco Government & Agency
Portfolio, Institutional Class, 1.83%**∞Ω	284,683	284,683
Total Short-Term Investment Funds		$527,459

Total Investment Securities —100.2%
(Cost $36,286,639)		$36,795,188

Liabilities in Excess of Other Assets — (0.2%)		(82,659)

Net Assets — 100.0%		$36,712,529

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $269,436.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $1,298,125 or 3.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$9,771,521	$—	$9,771,521
United Kingdom	1,690,011	1,791,341	—	3,481,352
Hong Kong	—	3,068,985	—	3,068,985
Australia	—	3,066,152	—	3,066,152
Denmark	579,483	2,021,947	—	2,601,430
Germany	1,929,507	612,469	—	2,541,976
Sweden	917,781	377,286	—	1,295,067
France	565,282	695,964	—	1,261,246
Netherlands	450,263	673,504	—	1,123,767
Ireland	785,237	157,479	—	942,716
Israel	—	937,415	—	937,415
Switzerland	770,147	155,469	—	925,616
Belgium	567,317	349,630	—	916,947
Finland	248,751	567,812	—	816,563
Italy	259,193	536,809	—	796,002
Spain	—	629,954	—	629,954
New Zealand	—	627,635	—	627,635
Norway	—	606,704	—	606,704
Luxembourg	418,657	—	—	418,657
Singapore	75,549	205,131	—	280,680
United States	—	157,344	—	157,344
Short-Term Investment Funds	527,459	—	—	527,459
Total	$9,784,637	$27,010,551	$—	$36,795,188

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Anti-Benchmark® US Core Equity Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 99.0%

Consumer Discretionary — 17.2%
Advance Auto Parts, Inc.	880	$145,552
AutoZone, Inc.*	692	750,557
Chipotle Mexican Grill, Inc.*	762	640,438
Dollar Tree, Inc.*	2,256	257,545
Domino’s Pizza, Inc.	800	195,672
Expedia Group, Inc.	1,393	187,233
GrubHub, Inc.*	5,129	288,301
Hasbro, Inc.	711	84,389
Kohl’s Corp.	2,674	132,791
Lululemon Athletica, Inc. (Canada)*	386	74,317
McDonald’s Corp.	508	109,073
Mohawk Industries, Inc.*	483	59,926
NVR, Inc.*	58	215,606
Roku, Inc.*	1,782	181,336
ServiceMaster Global Holdings, Inc.*	1,794	100,285
Target Corp.	382	40,840
Tesla, Inc.*†	1,515	364,918
Ulta Beauty, Inc.*	1,403	351,662
Wynn Resorts Ltd.	930	101,110
Yum China Holdings, Inc. (China)	6,898	313,376
		4,594,927

Consumer Staples — 16.3%
Bunge Ltd.	6,861	388,470
Campbell Soup Co.	15,405	722,803
Clorox Co. (The)	1,234	187,407
Coca-Cola European Partners PLC (United Kingdom)	1,165	64,599
General Mills, Inc.	7,834	431,810
Hershey Co. (The)	2,237	346,713
JM Smucker Co. (The)	3,972	436,999
Kellogg Co.	1,877	120,785
Keurig Dr Pepper, Inc.	5,586	152,609
Kraft Heinz Co. (The)	17,989	502,523
Kroger Co. (The)	19,721	508,407
Lamb Weston Holdings, Inc.	6,581	478,570
		4,341,695

Utilities — 13.8%
Aqua America, Inc.	4,667	209,222
Consolidated Edison, Inc.	8,868	837,760
Dominion Energy, Inc.	1,519	123,100
Edison International	8,680	654,646
Eversource Energy	9,668	826,324
NextEra Energy, Inc.	1,883	438,720
PG&E Corp.*	17,185	171,850
Sempra Energy	2,974	438,992
		3,700,614

Real Estate — 11.8%
AGNC Investment Corp.	34,875	561,139
American Tower Corp. REIT	257	56,830
Annaly Capital Management, Inc.	73,196	644,125
Crown Castle International Corp. REIT	567	78,819
Extra Space Storage, Inc. REIT	6,876	803,254
Public Storage REIT	3,271	802,278
Ventas, Inc. REIT	2,805	204,849
		3,151,294

Health Care — 10.9%
ABIOMED, Inc.*	273	48,564
Biogen, Inc.*	2,274	529,433
Bristol-Myers Squibb Co.	2,460	124,747
DENTSPLY SIRONA, Inc.	7,405	394,760
DexCom, Inc.*	2,806	418,767
Humana, Inc.	1,447	369,954
Jazz Pharmaceuticals PLC (Ireland)*	3,740	479,244
Molina Healthcare, Inc.*	381	41,803
Neurocrine Biosciences, Inc.*	4,179	376,570
Sage Therapeutics, Inc.*	600	84,174
Sarepta Therapeutics, Inc.*	496	37,359
		2,905,375

Financials — 9.8%
Cboe Global Markets, Inc.	7,171	824,020
CME Group, Inc.	2,197	464,314
Everest Re Group Ltd. (Bermuda)	2,431	646,865
MarketAxess Holdings, Inc.	2,072	678,580
		2,613,779

Communication Services — 4.8%
Activision Blizzard, Inc.	1,756	92,927
CenturyLink, Inc.	6,448	80,471
Discovery, Inc. - Class C*	4,589	112,981
Fox Corp. - Class A	7,798	245,910
Fox Corp. - Class B	4,068	128,305
Snap, Inc. - Class A*	20,994	331,705
Verizon Communications, Inc.	4,909	296,307
		1,288,606

Information Technology — 4.7%
Ciena Corp.*	1,943	76,224
Dell Technologies, Inc. - Class C*	2,210	114,611
QUALCOMM, Inc.	6,298	480,411
Symantec Corp.	18,376	434,225
Trade Desk, Inc. (The) - Class A*	800	150,040
		1,255,511

Industrials — 4.4%
General Electric Co.	49,499	442,521
IAA, Inc.*	760	31,715
Nielsen Holdings PLC	11,536	245,140
WW Grainger, Inc.	1,527	453,748
		1,173,124

Materials — 3.9%
International Flavors & Fragrances, Inc.	528	64,780
Newmont Mining Corp.	20,501	777,398
Royal Gold, Inc.	1,620	199,600
		1,041,778

Touchstone Anti-Benchmark® US Core Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 99.0% (Continued)

Energy — 1.4%
Baker Hughes a GE Co.	10,449	$242,417
Cabot Oil & Gas Corp.	5,628	98,884
Concho Resources, Inc.	597	40,536
		381,837
Total Common Stocks		$26,448,540

Short-Term Investment Funds — 2.2%
Dreyfus Government Cash
Management, Institutional Shares, 1.85%∞Ω	233,785	$233,785
Invesco Government & Agency
Portfolio, Institutional Class, 1.83%**∞Ω	345,800	345,800
Total Short-Term Investment Funds		$579,585

Total Investment Securities —101.2%
(Cost $25,068,902)		$27,028,125

Liabilities in Excess of Other Assets — (1.2%)		(328,548)

Net Assets — 100.0%		$26,699,577

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $337,218.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$26,448,540	$—	$—	$26,448,540
Short-Term Investment Funds	579,585	—	—	579,585
Total Assets	$27,028,125	$—	$—	$27,028,125

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Credit Opportunities II Fund – September 30, 2019

Principal		Market
Amount		Value
	Corporate Bonds — 83.0%

	Communication Services — 16.8%
$80,000	Altice Luxembourg SA (Luxembourg),
	144a, 7.625%, 2/15/25	$83,400
329,000	AMC Networks, Inc., 4.750%, 8/1/25	339,281
760,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a,
	5.000%, 2/1/28(A)	785,650
460,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.125%, 5/1/27	480,125
290,000	CommScope, Inc., 144a,
	5.500%, 3/1/24	298,338
157,000	CommScope, Inc., 144a,
	5.500%, 6/15/24	147,530
310,000	CommScope, Inc., 144a,
	6.000%, 3/1/26(A)	320,788
382,000	CSC Holdings LLC, 144a,
	5.375%, 7/15/23	392,028
575,000	CSC Holdings LLC, 144a,
	5.750%, 1/15/30	600,944
744,000	Cumulus Media New Holdings, Inc.,
	144a, 6.750%, 7/1/26	779,340
747,000	Diamond Sports Group LLC /
	Diamond Sports Finance Co., 144a,
	5.375%, 8/15/26	775,012
111,000	Diamond Sports Group LLC /
	Diamond Sports Finance Co., 144a,
	6.625%, 8/15/27	115,163
133,000	Digicel Group Ltd. (Bermuda), 144a,
	8.250%, 9/30/20	90,440
156,000	EW Scripps Co. (The), 144a,
	5.125%, 5/15/25	156,390
455,000	Frontier Communications Corp.,
	11.000%, 9/15/25	208,163
557,000	Frontier Communications Corp., 144a,
	8.500%, 4/1/26	556,944
552,000	Go Daddy Operating Co. LLC / GD
	Finance Co., Inc., 144a,
	5.250%, 12/1/27	580,290
285,000	Gray Television, Inc., 144a,
	5.125%, 10/15/24	295,331
720,000	Intelsat Jackson Holdings SA
	(Luxembourg), 5.500%, 8/1/23	671,688
63,000	Intelsat Jackson Holdings SA
	(Luxembourg), 144a,
	8.000%, 2/15/24	65,441
300,000	Intelsat Luxembourg SA
	(Luxembourg), 8.125%, 6/1/23	249,657
467,000	Lee Enterprises, Inc., 144a,
	9.500%, 3/15/22	467,000
500,000	Level 3 Financing, Inc.,
	5.375%, 1/15/24	509,925
246,000	Netflix, Inc., 4.875%, 4/15/28	250,293
439,000	Nexstar Broadcasting, Inc., 144a,
	5.625%, 8/1/24	456,933
190,000	Nexstar Escrow, Inc., 144a,
	5.625%, 7/15/27	199,025
801,000	Qwest Corp., 6.875%, 9/15/33	801,458
610,000	Scripps Escrow, Inc., 144a,
	5.875%, 7/15/27	619,912
1,045,000	Sinclair Television Group, Inc., 144a,
	5.125%, 2/15/27	1,050,225
132,000	Sinclair Television Group, Inc., 144a,
	5.625%, 8/1/24	135,795
745,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26(A)	782,146
240,000	Sirius XM Radio, Inc., 144a,
	5.500%, 7/1/29	256,200
703,000	Sprint Corp., 7.625%, 2/15/25	773,300
730,000	Sprint Corp., 7.625%, 3/1/26	805,737
140,000	Telesat Canada / Telesat LLC (Canada),
	144a, 6.500%, 10/15/27	142,275
885,000	T-Mobile USA, Inc., 4.750%, 2/1/28	926,152
1,183,000	Townsquare Media, Inc., 144a,
	6.500%, 4/1/23	1,180,042
271,000	ViaSat, Inc., 144a, 5.625%, 9/15/25	273,033
425,000	Zayo Group LLC / Zayo Capital, Inc.,
	6.375%, 5/15/25	437,665
		18,059,059

	Industrials — 16.7%
145,000	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA, Inc. (Ireland),
	144a, 6.000%, 2/15/25	151,612
369,000	Avolon Holdings Funding Ltd.
	(Ireland), 144a, 5.125%, 10/1/23	391,509
1,075,000	Berry Global, Inc., 144a,
	4.500%, 2/15/26	1,060,219
379,000	Berry Global, Inc., 144a,
	4.875%, 7/15/26	391,753
445,000	Bombardier, Inc. (Canada), 144a,
	6.000%, 10/15/22	444,444
734,000	Bombardier, Inc. (Canada), 144a,
	7.500%, 12/1/24	734,000
194,000	Bombardier, Inc. (Canada), 144a,
	7.875%, 4/15/27	193,195
399,000	Builders FirstSource, Inc., 144a,
	6.750%, 6/1/27	429,922
218,000	BWX Technologies, Inc., 144a,
	5.375%, 7/15/26	229,173
442,000	Clean Harbors, Inc., 144a,
	4.875%, 7/15/27	461,337
212,000	Crown Americas LLC / Crown
	Americas Capital Corp. IV,
	4.500%, 1/15/23	222,600
30,000	DAE Funding LLC, 144a,
	4.500%, 8/1/22	30,450
280,000	DAE Funding LLC, 144a,
	5.750%, 11/15/23	294,238
417,000	GFL Environmental, Inc. (Canada),
	144a, 5.375%, 3/1/23	422,129
525,000	GFL Environmental, Inc. (Canada),
	144a, 7.000%, 6/1/26	552,562

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 83.0% (Continued)

	Industrials — (Continued)
$32,000	GFL Environmental, Inc. (Canada),
	144a, 8.500%, 5/1/27	$35,480
655,000	Hillman Group, Inc. (The), 144a,
	6.375%, 7/15/22	614,062
325,000	IAA, Inc., 144a, 5.500%, 6/15/27	342,875
412,000	JELD-WEN, Inc., 144a,
	4.875%, 12/15/27	407,880
622,000	Masonite International Corp. (Canada),
	144a, 5.375%, 2/1/28	648,435
1,145,000	Mauser Packaging Solutions Holding
	Co., 144a, 5.500%, 4/15/24	1,176,430
315,000	Mauser Packaging Solutions Holding
	Co., 144a, 7.250%, 4/15/25	297,770
1,126,000	OI European Group BV (Netherlands),
	144a, 4.000%, 3/15/23	1,133,037
922,000	RBS Global, Inc. / Rexnord LLC, 144a,
	4.875%, 12/15/25	947,263
474,000	Sensata Technologies BV
	(Netherlands), 144a,
	5.000%, 10/1/25	506,587
282,000	Sensata Technologies, Inc., 144a,
	4.375%, 2/15/30	281,648
948,000	Summit Materials LLC / Summit
	Materials Finance Corp., 144a,
	5.125%, 6/1/25	971,700
870,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	934,162
549,000	Trident TPI Holdings, Inc., 144a,
	9.250%, 8/1/24	538,020
108,889	Triumph Group, Inc., 144a,
	6.250%, 9/15/24	113,266
188,000	Trivium Packaging Finance BV
	(Netherlands), 144a,
	5.500%, 8/15/26	197,626
119,000	Trivium Packaging Finance BV
	(Netherlands), 144a,
	8.500%, 8/15/27	128,669
40,000	Tutor Perini Corp., 2.875%, 6/15/21	38,025
902,000	Tutor Perini Corp., 144a,
	6.875%, 5/1/25	874,940
910,000	United Rentals North America, Inc.,
	5.875%, 9/15/26	970,333
756,000	XPO Logistics, Inc., 144a,
	6.750%, 8/15/24	820,260
		17,987,611

	Energy — 12.2%
236,000	Blue Racer Midstream LLC / Blue Racer
	Finance Corp., 144a,
	6.125%, 11/15/22(A)	237,251
325,000	Centennial Resource Production LLC,
	144a, 5.375%, 1/15/26	308,750
347,000	Centennial Resource Production LLC,
	144a, 6.875%, 4/1/27	346,133
167,000	Cheniere Energy Partners LP, 144a,
	4.500%, 10/1/29	170,966
346,000	Citgo Holding, Inc., 144a,
	9.250%, 8/1/24	367,625
760,000	CITGO Petroleum Corp., 144a,
	6.250%, 8/15/22	768,550
390,000	Covey Park Energy LLC / Covey Park
	Finance Corp., 144a,
	7.500%, 5/15/25	312,000
571,000	CrownRock LP / CrownRock Finance,
	Inc., 144a, 5.625%, 10/15/25	574,557
1,129,000	Exterran Energy Solutions LP / EES
	Finance Corp., 8.125%, 5/1/25	1,124,766
117,000	Extraction Oil & Gas, Inc., 144a,
	5.625%, 2/1/26	71,663
133,000	Extraction Oil & Gas, Inc., 144a,
	7.375%, 5/15/24	87,115
361,000	FTS International, Inc., 6.250%, 5/1/22	294,215
549,000	Great Western Petroleum LLC / Great
	Western Finance Corp., 144a,
	9.000%, 9/30/21	477,630
700,000	Hess Infrastructure Partners LP / Hess
	Infrastructure Partners Finance
	Corp., 144a, 5.625%, 2/15/26	731,500
223,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.000%, 12/1/24	208,505
155,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 6.250%, 11/1/28	144,150
580,000	Laredo Petroleum, Inc.,
	6.250%, 3/15/23	508,950
283,000	Matador Resources Co.,
	5.875%, 9/15/26	283,538
637,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.125%, 3/1/25	606,742
152,000	Parsley Energy LLC / Parsley Finance
	Corp., 144a, 5.375%, 1/15/25	153,900
855,000	Parsley Energy LLC / Parsley Finance
	Corp., 144a, 6.250%, 6/1/24	884,925
328,000	Peabody Energy Corp., 144a,
	6.375%, 3/31/25	324,107
276,000	Range Resources Corp.,
	5.000%, 8/15/22	258,750
200,000	Range Resources Corp.,
	5.875%, 7/1/22	191,500
420,000	Rowan Cos., Inc., 7.375%, 6/15/25	247,800
243,000	SemGroup Corp. / Rose Rock Finance
	Corp., 5.625%, 7/15/22	246,647
250,000	Seven Generations Energy Ltd.
	(Canada), 144a, 5.375%, 9/30/25	247,500
517,000	Summit Midstream Holdings LLC /
	Summit Midstream Finance Corp.,
	5.500%, 8/15/22	471,762
445,000	Summit Midstream Holdings LLC /
	Summit Midstream Finance Corp.,
	5.750%, 4/15/25	375,669

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 83.0% (Continued)

	Energy — (Continued)
$588,000	TerraForm Power Operating LLC, 144a,
	4.250%, 1/31/23	$599,760
275,000	TerraForm Power Operating LLC, 144a,
	5.000%, 1/31/28	286,000
493,000	Transocean Poseidon Ltd., 144a,
	6.875%, 2/1/27	512,720
444,000	Transocean Sentry Ltd., 144a,
	5.375%, 5/15/23	443,445
574,000	Vine Oil & Gas LP / Vine Oil & Gas
	Finance Corp., 144a,
	9.750%, 4/15/23	268,345
		13,137,436

	Consumer Discretionary — 9.7%
756,000	Allison Transmission, Inc., 144a,
	4.750%, 10/1/27	775,845
139,000	Boyd Gaming Corp., 6.375%, 4/1/26	147,340
109,000	Cedar Fair LP / Canada’s Wonderland
	Co. / Magnum Management Corp.,
	5.375%, 6/1/24	112,134
320,000	Century Communities, Inc.,
	5.875%, 7/15/25	329,872
606,000	Century Communities, Inc., 144a,
	6.750%, 6/1/27	650,844
498,000	Delphi Technologies PLC (Jersey),
	144a, 5.000%, 10/1/25	440,730
385,000	Enterprise Development Authority
	(The), 144a, 12.000%, 7/15/24	421,575
31,000	Group 1 Automotive, Inc., 144a,
	5.250%, 12/15/23	31,853
211,000	Installed Building Products, Inc., 144a,
	5.750%, 2/1/28	217,594
880,000	IRB Holding Corp., 144a,
	6.750%, 2/15/26	884,400
300,000	L Brands, Inc., 6.750%, 7/1/36	254,505
208,000	L Brands, Inc., 6.875%, 11/1/35	180,180
165,000	L Brands, Inc., 7.500%, 6/15/29	164,175
300,000	Live Nation Entertainment, Inc., 144a,
	4.875%, 11/1/24	310,811
204,000	Live Nation Entertainment, Inc., 144a,
	5.625%, 3/15/26	217,005
238,000	Newell Brands, Inc., 4.200%, 4/1/26	249,005
498,000	Panther BF Aggregator 2 LP / Panther
	Finance Co., Inc., 144a,
	6.250%, 5/15/26	524,145
454,000	Panther BF Aggregator 2 LP / Panther
	Finance Co., Inc., 144a,
	8.500%, 5/15/27	459,675
223,000	PetSmart, Inc., 144a, 8.875%, 6/1/25	211,293
714,000	Sabre GLBL, Inc., 144a,
	5.250%, 11/15/23(A)	733,635
1,253,000	Scientific Games International, Inc.,
	144a, 5.000%, 10/15/25	1,292,845
728,000	Six Flags Entertainment Corp., 144a,
	4.875%, 7/31/24	753,480
426,000	Six Flags Entertainment Corp., 144a,
	5.500%, 4/15/27	454,214
548,000	SRS Distribution, Inc., 144a,
	8.250%, 7/1/26	558,960
		10,376,115

	Health Care — 6.7%
53,000	Acadia Healthcare Co., Inc.,
	5.125%, 7/1/22	53,398
998,000	Acadia Healthcare Co., Inc.,
	5.625%, 2/15/23	1,016,712
18,000	Acadia Healthcare Co., Inc.,
	6.500%, 3/1/24	18,720
1,264,000	ASP AMC Merger Sub, Inc., 144a,
	8.000%, 5/15/25	859,520
267,000	Bausch Health Cos, Inc. (Canada),
	144a, 5.500%, 3/1/23	270,338
27,000	Bausch Health Cos, Inc. (Canada),
	144a, 5.750%, 8/15/27	29,182
100,000	Bausch Health Cos, Inc. (Canada),
	144a, 6.125%, 4/15/25	103,625
180,000	Centene Corp., 4.750%, 5/15/22	183,636
131,000	Centene Corp., 4.750%, 1/15/25	134,472
95,000	Centene Corp., 6.125%, 2/15/24(A)	98,819
368,000	Envision Healthcare Corp., 144a,
	8.750%, 10/15/26	224,480
244,000	HCA, Inc., 5.625%, 9/1/28	271,889
516,000	HCA, Inc., 5.875%, 2/1/29	579,587
325,000	HCA, Inc., 7.690%, 6/15/25	390,813
222,000	Hill-Rom Holdings, Inc., 144a,
	5.000%, 2/15/25	230,880
340,000	Immucor, Inc., 144a, 11.125%, 2/15/22	343,825
445,000	Molina Healthcare, Inc., 144a,
	4.875%, 6/15/25	447,225
664,000	Ortho-Clinical Diagnostics, Inc. /
	Ortho-Clinical Diagnostics SA, 144a,
	6.625%, 5/15/22	648,529
427,000	RegionalCare Hospital Partners
	Holdings, Inc., 144a, 8.250%, 5/1/23	454,221
606,000	Sotera Health Holdings LLC, 144a,
	6.500%, 5/15/23	618,877
220,000	Tenet Healthcare Corp.,
	4.625%, 7/15/24	226,101
		7,204,849

	Consumer Staples — 6.2%
472,000	B&G Foods, Inc., 5.250%, 4/1/25(A)	482,030
269,000	Beacon Roofing Supply, Inc., 144a,
	4.500%, 11/15/26	271,690
250,000	Chobani LLC / Chobani Finance Corp.,
	Inc., 144a, 7.500%, 4/15/25	239,375
257,000	Clearwater Seafoods, Inc. (Canada),
	144a, 6.875%, 5/1/25	264,068
555,000	Core & Main LP, 144a, 6.125%, 8/15/25	553,612

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 83.0% (Continued)

	Consumer Staples — (Continued)
$225,000	Cott Holdings, Inc., 144a,
	5.500%, 4/1/25	$233,444
1,100,000	First Quality Finance Co., Inc., 144a,
	5.000%, 7/1/25	1,137,158
539,000	GEMS MENASA Cayman Ltd. / GEMS
	Education Delaware LLC (United
	Arab Emirates), 144a,
	7.125%, 7/31/26	555,844
1,012,000	H&E Equipment Services, Inc.,
	5.625%, 9/1/25	1,041,753
744,000	JBS USA LUX SA / JBS USA Food Co. /
	JBS USA Finance, Inc., 144a,
	5.500%, 1/15/30	788,625
236,000	Performance Food Group, Inc., 144a,
	5.500%, 10/15/27	248,390
816,000	Simmons Foods, Inc., 144a,
	5.750%, 11/1/24	795,600
39,000	Simmons Foods, Inc., 144a,
	7.750%, 1/15/24	42,218
		6,653,807

	Real Estate — 4.0%
805,000	Brookfield Property REIT, Inc. / BPR
	Cumulus LLC / BPR Nimbus LLC /
	GGSI Sellco LL, 144a,
	5.750%, 5/15/26	841,225
1,095,000	ESH Hospitality, Inc. REIT, 144a,
	4.625%, 10/1/27	1,099,106
143,000	ESH Hospitality, Inc. REIT, 144a,
	5.250%, 5/1/25	147,862
621,000	GEO Group, Inc. (The) REIT,
	5.125%, 4/1/23	548,032
95,000	GEO Group, Inc. (The) REIT,
	6.000%, 4/15/26	76,665
100,000	Iron Mountain US Holdings, Inc., 144a,
	5.375%, 6/1/26	103,500
945,000	Iron Mountain, Inc. REIT, 144a,
	5.250%, 3/15/28	976,865
427,000	MGM Growth Properties Operating
	Partnership LP / MGP Finance
	Co.-Issuer, Inc., 4.500%, 9/1/26	452,620
		4,245,875

	Information Technology — 3.6%
710,000	Genesys Telecommunications
	Laboratories, Inc./Greeneden Lux 3
	Sarl/Greeneden US Ho, 144a,
	10.000%, 11/30/24	767,553
250,000	IQVIA, Inc., 144a, 5.000%, 10/15/26	261,875
538,000	NCR Corp., 5.000%, 7/15/22	544,052
176,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.000%, 2/1/25(A)	173,800
439,000	Nielsen Finance LLC / Nielsen Finance
	Co., 144a, 5.000%, 4/15/22	440,229
721,000	Nuance Communications, Inc.,
	5.625%, 12/15/26(A)	762,457
150,000	Solera LLC / Solera Finance, Inc., 144a,
	10.500%, 3/1/24	158,568
375,000	Tempo Acquisition LLC / Tempo
	Acquisition Finance Corp., 144a,
	6.750%, 6/1/25	386,250
350,000	TIBCO Software, Inc., 144a,
	11.375%, 12/1/21	365,203
		3,859,987

	Materials — 3.4%
223,333	Boart Longyear Management Pty Ltd.
	(Australia), 10.000%, 12/31/22(B)	215,516
387,000	Constellium NV (Netherlands), 144a,
	5.875%, 2/15/26	403,448
268,000	First Quantum Minerals Ltd. (Canada),
	144a, 6.875%, 3/1/26	255,270
335,000	Freeport-McMoRan, Inc.,
	3.875%, 3/15/23	337,513
375,000	Freeport-McMoRan, Inc.,
	5.400%, 11/14/34(A)	356,250
330,000	Freeport-McMoRan, Inc.,
	5.450%, 3/15/43(A)	297,330
259,000	Kraton Polymers LLC / Kraton
	Polymers Capital Corp., 144a,
	7.000%, 4/15/25	270,008
616,000	New Gold, Inc. (Canada), 144a,
	6.250%, 11/15/22	617,663
405,000	Novelis Corp., 144a, 5.875%, 9/30/26	424,723
394,000	Tronox Finance PLC (United
	Kingdom), 144a, 5.750%, 10/1/25	372,626
65,000	Tronox, Inc., 144a, 6.500%, 4/15/26	61,913
		3,612,260

	Financials — 1.9%
323,000	Acrisure LLC / Acrisure Finance, Inc.,
	144a, 7.000%, 11/15/25	301,133
632,000	Acrisure LLC / Acrisure Finance, Inc.,
	144a, 8.125%, 2/15/24	680,980
231,000	Acrisure LLC / Acrisure Finance, Inc.,
	144a, 10.125%, 8/1/26	241,395
833,000	Alliant Holdings Intermediate LLC /
	Alliant Holdings Co.-Issuer, 144a,
	8.250%, 8/1/23	850,701
		2,074,209

	Utilities — 1.8%
537,000	NextEra Energy Operating Partners LP,
	144a, 4.250%, 7/15/24	553,110
79,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 7.500%, 11/1/23	80,383
623,000	Vistra Operations Co. LLC, 144a,
	4.300%, 7/15/29	639,203

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 83.0% (Continued)

	Utilities — (Continued)
$625,000	Vistra Operations Co. LLC, 144a,
	5.000%, 7/31/27	$643,550
		1,916,246
	Total Corporate Bonds	$89,127,454

	Bank Loans(C) — 9.7%

	Energy — 2.5%
458,046	BCP Raptor LLC, Initial Term Loan
	(LIBOR +4.250%), 6.294%, 6/24/24	419,799
647,127	Brazos Delaware II LLC, Initial Term Loan
	(LIBOR +4.000%), 6.046%, 5/21/25	596,166
96,739	California Resources Corp., Term Loan
	(LIBOR +4.750%), 6.794%, 12/31/22	85,694
87,340	Equitrans Midstream Corp., Term Loan
	(LIBOR +4.500%), 6.550%, 1/31/24	87,231
26,106	FTS International Inc., Initial Term Loan
	(LIBOR +4.750%), 6.794%, 4/16/21	25,665
460,692	Gulf Finance LLC, Tranche B Term Loan
	(LIBOR +5.250%), 7.360%, 8/25/23	348,113
65,768	Murray Energy Corporation,
	Superpriority Term B-2 Loan (LIBOR
	+7.250%), 9.354%, 10/17/22(D)	24,696
200,258	Traverse Midstream Partners LLC,
	Advance (LIBOR +4.000%), 6.050%, 9/27/24	175,727
813,225	Ultra Resources, Inc., Senior Secured
	Term Loan (LIBOR +3.750%),
	6.054%, 4/12/24(D)	534,695
431,728	Woodford Express LLC, Initial Term
	Loan (LIBOR +5.000%), 7.044%, 1/27/25	403,881
		2,701,667

	Consumer Discretionary — 2.4%
324,173	ASHCO LLC, Initial Term Loan (LIBOR
	+5.000%), 7.044%, 9/25/24	311,692
100,149	Boyd Gaming Corporation,
	Refinancing Term B Loan (LIBOR
	+2.250%), 4.166%, 9/15/23	100,388
183,850	GO Wireless, Inc., Senior Lien
	Term Loan (LIBOR +6.500%)
	8.544%, 12/22/24(D)	177,875
114,196	GOBP Holdings, Inc., First Lien 2019
	Term Loan (LIBOR +3.500%),
	5.759%, 10/22/25	114,731
835,808	Golden Nugget, Inc., B Team Loan
	(LIBOR +2.750%), 4.800%, 10/4/23	834,328
119,730	Hillman Group Inc. (The), Initial Term
	Loan (LIBOR +4.000%), 6.112%, 5/31/25(D)	116,008
225,494	IRB Holding Corp., Team B Loan (LIBOR
	+3.250%), 5.550%, 2/5/25	224,335
329,813	Merrill Communications LLC, First Lien
	Term Loan B (LIBOR +5.000%), 9/25/26(D)	327,339
348,201	PetSmart, Inc., Tranche B-2 Loan
	(LIBOR +4.250%), 6.040%, 3/11/22(D)	339,280
		2,545,976

	Information Technology — 1.3%
133,287	Diebold Nixdorf Inc., Term Loan A1
	(LIBOR +9.250%), 11.313%, 8/31/22	140,151
384,685	Evergreen Skills Lux SARL, First Lien
	Initial Term Loan (Luxembourg)
	(LIBOR +4.750%), 6.946%, 4/28/21	309,479
103,091	Infoblox, Inc., Refinancing Term Loan
	(LIBOR +4.500%), 6.544%, 11/7/23	103,348
865,485	MA Financeco LLC, Tranche B-2 Term
	Loan (LIBOR +2.250%), 4.294%, 11/19/21	863,685
		1,416,663

	Industrials — 1.1%
259,374	Air Medical Group Holdings Inc., 2018
	Term Loan (LIBOR +3.250%),
	5.307%, 4/28/22	242,245
346,381	Forterra Finance LLC, Replacement
	Term Loan (LIBOR +3.000%),
	5.044%, 10/25/23(D)	327,143
569,805	Sequa Mezzanine Holdings LLC, Initial
	Term Loan (First Lien) (LIBOR
	+5.000%), 7.187%, 11/28/21	564,107
91,518	TransDigm, Inc., 2018 New Tranche E
	Term Loans (LIBOR +2.500%),
	4.544%, 5/30/25	91,071
		1,224,566

	Communication Services — 1.1%
148,614	CenturyLink, Inc., Initial Team B Loan
	(LIBOR +2.750%), 4.794%, 1/31/25	147,541
522,911	Frontier Communications Corp., Term
	B-1 Loan (LIBOR +3.750%), 5.800%, 6/17/24(D)	521,233
227,000	Intelsat Jackson Holdings SA, Tranche
	B-3 Term Loan (LIBOR +3.750%),
	5.804%, 11/27/23	227,497
224,844	Perforce Software, Inc., First Lien Term
	Loan (LIBOR +4.500%), 6.544%, 7/1/26	224,563
		1,120,834

	Health Care — 0.6%
475,902	LifePoint Health, Inc., First Lien Term B
	Loan (LIBOR +4.500%), 6.554%, 11/16/25	475,979
254,875	Team Health Holdings, Inc., Initial
	Term Loan (LIBOR +2.750%), 2/6/24(D)	209,209
		685,188

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Bank Loans(C) — 9.7% (Continued)

	Real Estate — 0.4%
$401,955	Brookfield Property REIT Inc., Initial
	Term B Loan (LIBOR +2.500%),
	4.544%, 8/27/25	$396,179

	Financials — 0.2%
227,946	Asurion LLC, Second Lien
	Replacement B-2 Term Loan (LIBOR
	+6.500%), 8.544%, 8/4/25	231,479

	Consumer Staples — 0.1%
45,719	Energizer Holdings, Inc., Term B Loan
	(LIBOR+2.250%), 4.375%, 12/17/25	45,690
	Total Bank Loans	$10,368,242

	Asset-Backed Securities — 4.3%
500,000	Barings CLO Ltd., Ser 2019-2A, Class D,
	(Cayman Islands), 144a, (3M LIBOR
	+6.690%), 8.993%, 4/15/31(E)	484,583
250,000	Cedar Funding XI Clo Ltd., Ser
	2019-11A, Class E, (Cayman Islands),
	144a, (3M LIBOR +6.850%), 8.967%, 5/29/32(E)	240,827
250,000	Dryden 45 Senior Loan Fund, Ser
	2016-45A, Class ER, (Cayman
	Islands), 144a, (3M LIBOR +5.850%),
	8.153%, 10/15/30(E)	224,979
250,000	LCM Ltd., Ser 2019-30, (Cayman
	Islands), 144a, (3M LIBOR +6.950%),
	9.521%, 4/20/31(E)	247,534
300,000	Madison Park Funding XII Ltd., Ser
	2014-12A, Class SUB, (Cayman
	Islands), 144a, 7/20/26(F)	120,857
250,000	Madison Park Funding XXXI Ltd., Ser
	2018-31A, Class SUB, (Cayman
	Islands), 144a, 1/23/48(F)	188,031
250,000	Madison Park Funding XXXIV Ltd., Ser
	2019-34A, Class E, (Cayman Islands),
	144a, (3M LIBOR +6.750%), 9.330%, 4/25/31(E)	246,059
250,000	Mariner CLO 7 Ltd., Ser 2019-1A, Class
	E, (Cayman Islands), 144a, (3M LIBOR
	+6.890%), 9.435%, 4/30/32(E)	243,357
500,000	Oaktree CLO Ltd., Ser 2018-1A, Class
	SUB, (Cayman Islands), 144a, 10/20/30(F)	431,479
250,000	Oaktree CLO Ltd., Ser 2019-2A, Class D,
	(Cayman Islands), 144a, (3M LIBOR
	+6.770%), 9.246%, 4/15/31(E)	238,955
350,000	Oaktree CLO Ltd., Ser 2019-4A, Class E,
	(Cayman Islands), 144a, (3M LIBOR
	+7.230%), 10/20/32(F)	334,185
500,000	OZLM XXI, Ser 2017-21A, Class SUB,
	(Cayman Islands), 144a, 1/20/31(F)	376,937
1,000,000	Steele Creek CLO Ltd., Ser 2019-2A,
	Class E, (Cayman Islands), 144a, (3M
	LIBOR +7.700%), 9.829%, 7/15/32(E)	964,184
250,000	Venture XVIII CLO Ltd., Ser 2014-18A,
	Class SUB, (Cayman Islands), 144a, 10/15/29(F)	127,061
250,000	Wellfleet CLO Ltd., Ser 2018-3A, Class
	SUB, (Cayman Islands), 144a, 1/20/32(F)	188,958
	Total Asset-Backed Securities	$4,657,986

Shares
	Common Stocks — 0.7%

	Information Technology — 0.0%
8,386	Aquity Holdings, Inc. New Escrow(G)*	23,397

	Health Care — 0.5%
3,069	Envigo RMS Holding Corp. Class B(G)(H)*	—
4,167	HCA Healthcare, Inc.	501,790
		501,790

	Energy — 0.0%
74,381	Trident, Class A Templar Restructure(H)*	18,595
12,726	Trident, Templar Restructure(H)*	—
		18,595

	Communication Services — 0.2%
13,299	Cumulus Media, Inc. - Class A*	193,367
	Total Common Stocks	$737,149

	Number
	of	Notional
	Contracts	Amount
Purchased Options — 0.0%

Purchased Call Options — 0.0%
Chicago Board Options
Exchange Volatility Index,
Strike @25.00, Exp 10/19(A)	64	$103,936	$2,880

Purchased Put Options — 0.0%
Invesco Senior Loan ETF,
Strike @22.00, Exp 10/19(A)	1,833	4,140,747	9,165
Total Purchased Options			$12,045

Shares
	Short-Term Investment Fund — 1.3%
1,389,988	Dreyfus Government Cash
	Management, Institutional Shares, 1.85%∞Ω	$1,389,988

Total Long Positions —99.0%
(Cost $105,330,512)		$106,292,864

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Securities Sold Short — (1.6%)

	Corporate Bonds — (1.1%)

	Consumer Discretionary — (0.6%)
$(333,000)	Cooper-Standard Automotive, Inc.,
	144a, 5.625%, 11/15/26	$(303,446)
(300,000)	Goodyear Tire & Rubber Co. (The),
	4.875%, 3/15/27	(295,830)
		(599,276)

	Energy — (0.5%)
(125,000)	Antero Resources Corp.,
	5.000%, 3/1/25	(101,683)
(500,000)	SunCoke Energy Partners LP /
	SunCoke Energy Partners
	Finance Corp., 144a,
	7.500%, 6/15/25	(445,000)
		(546,683)
	Total Corporate Bonds	$(1,145,959)

	Shares
Exchange-Traded Fund — (0.5%)
Health Care Select Sector SPDR Fund	(6,000)	$(540,780)

Total Securities Sold Short
(Proceeds $1,706,290)		(1,686,739)

Total —97.4%		$104,606,125

Cash Collateral for Securities
Sold Short and Written Options— 0.6%		634,319

Other Assets in Excess of Liabilities — 2.0%		2,178,011
Net Assets — 100.0%		$107,418,455

(A)	All or a portion of these securities are pledged as collateral for securities sold short. The total value of the securities pledged as collateral as of September 30, 2019 was $2,459,251.
(B)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(C)	Bank loans pay interest at rates which adjust periodically unless otherwise indicated. The interest rates shown are the current interest rates as of September 30, 2019.
(D)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(E)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2019.
(F)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”). CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.
(G)	Level 3 - For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
(H)	Security is subject to restrictions on resale. At September 30, 2019, these securities were valued at $18,595 or 0.0% of net assets.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

ICE - Intercontinental Exchange, Inc.

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $71,616,419 or 66.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$89,127,454	$—	$89,127,454
Bank Loans	—	10,368,242	—	10,368,242
Asset-Backed Securities	—	4,657,986	—	4,657,986
Common Stocks	695,157	18,595	23,397	737,149
Purchased Call Options Equity Contracts	2,880	—	—	2,880
Purchased Put Options Equity Contracts	9,165	—	—	9,165
Short-Term Investment Fund	1,389,988	—	—	1,389,988
Other Financial Instruments***
Swap Agreements Credit Contracts	—	31,928	—	31,928
Total Assets	$2,097,190	$104,204,205	$23,397	$106,324,792
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(1,145,959)	$—	$(1,145,959)
Exchange-Traded Fund	(540,780)	—	—	(540,780)
Total Liabilities	$(540,780)	$(1,145,959)	$—	$(1,686,739)
Total	$1,556,410	$103,058,246	$23,397	$104,638,053

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation of swap agreements.

Touchstone Credit Opportunities II Fund (Continued)

Measurements Using Unobservable Inputs (Level 3)

Common
Assets	Stocks
Beginning balance, June 30, 2019(A)	$23,397
Transfer into Level 3	—
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Ending balance, September 30, 2019	$23,397

Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2019	$—

(A) The Fund changed its fiscal year end from June 30 to September 30.

Common		Valuation	Unobservable
Stocks	Fair Value	Technique	Input
Aquity Holdings, Inc. New Escrow	$23,397	Cost	New Issuer

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)

	Termination	Notional	Pay Fixed		Underlying		Upfront	Unrealized
Counterparty	Date	Amount(2)	Rate	Clearinghouse	Bond	Value(3)	Premium Paid	Appreciation
Wells Fargo	12/20/19	$275,000	5.000%	ICE	Frontier Communications Corp. USD SR 6M D14	$74,921	$42,993	$31,928

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2019

Principal		Market
Amount		Value
	Corporate Bonds — 98.2%

	Communication Services — 20.1%
$1,499,000	Altice Financing SA (Luxembourg),
	144a, 6.625%, 2/15/23	$1,538,349
463,000	Altice Financing SA (Luxembourg),
	144a, 7.500%, 5/15/26	491,933
526,000	Altice France SA (France), 144a,
	6.250%, 5/15/24	542,832
334,000	Altice France SA (France), 144a,
	7.375%, 5/1/26	358,118
635,000	Altice France SA (France), 144a,
	8.125%, 2/1/27	700,881
265,000	AMC Networks, Inc., 4.750%, 8/1/25	273,281
292,000	AMC Networks, Inc., 5.000%, 4/1/24	300,769
735,000	Belo Corp., 7.250%, 9/15/27	834,225
339,000	Block Communications, Inc., 144a,
	6.875%, 2/15/25	353,408
337,000	C&W Senior Financing DAC (Ireland),
	144a, 6.875%, 9/15/27	349,216
975,000	C&W Senior Financing DAC (Ireland),
	144a, 7.500%, 10/15/26	1,028,625
769,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	828,597
1,641,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 4.750%, 3/1/30	1,665,960
297,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.125%, 5/1/27	309,994
1,588,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.375%, 6/1/29	1,691,220
975,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.750%, 2/15/26	1,030,575
480,000	CenturyLink, Inc., 5.625%, 4/1/25	498,000
584,000	CenturyLink, Inc., 5.800%, 3/15/22	615,390
436,000	CenturyLink, Inc., 6.450%, 6/15/21	457,800
25,000	CenturyLink, Inc., 6.750%, 12/1/23	27,375
51,000	CenturyLink, Inc., 6.875%, 1/15/28	52,913
150,000	CommScope LLC, 144a,
	5.500%, 3/1/24	154,313
741,000	CommScope Technologies LLC, 144a,
	5.000%, 3/15/27	611,325
628,000	CommScope Technologies LLC, 144a,
	5.500%, 6/15/24	590,119
649,000	Connect Finco SARL / Connect US
	Finco LLC, 144a, 6.750%, 10/1/26	661,169
966,000	CSC Holdings LLC, 5.250%, 6/1/24	1,038,450
561,000	CSC Holdings LLC, 144a,
	5.500%, 5/15/26	590,396
967,000	CSC Holdings LLC, 144a,
	5.750%, 1/15/30	1,010,631
533,000	CSC Holdings LLC, 144a,
	6.500%, 2/1/29	592,416
1,191,000	Diamond Sports Group LLC /
	Diamond Sports Finance Co., 144a,
	6.625%, 8/15/27	1,235,662
1,723,000	DISH DBS Corp., 5.875%, 7/15/22	1,791,920
878,000	DISH DBS Corp., 6.750%, 6/1/21	923,919
502,000	EW Scripps Co. (The), 144a,
	5.125%, 5/15/25	503,255
211,000	GrubHub Holdings, Inc., 144a,
	5.500%, 7/1/27	215,283
416,000	Intelsat Jackson Holdings SA
	(Luxembourg), 5.500%, 8/1/23	388,086
861,000	Level 3 Financing, Inc., 144a,
	4.625%, 9/15/27	868,792
258,000	Midcontinent Communications /
	Midcontinent Finance Corp., 144a,
	5.375%, 8/15/27	271,545
274,000	Netflix, Inc., 4.375%, 11/15/26	277,576
652,000	Netflix, Inc., 4.875%, 4/15/28	663,377
1,153,000	Netflix, Inc., 144a, 5.375%, 11/15/29	1,202,002
225,000	Nexstar Escrow, Inc., 144a,
	5.625%, 7/15/27	235,688
237,000	Nokia OYJ (Finland), 4.375%, 6/12/27	247,665
552,000	Qualitytech LP/QTS Finance Corp.,
	144a, 4.750%, 11/15/25	568,560
480,000	Sable International Finance Ltd.
	(Cayman Islands), 144a,
	5.750%, 9/7/27	496,056
485,000	Sinclair Television Group, Inc., 144a,
	5.125%, 2/15/27	487,425
461,000	Sirius XM Radio, Inc., 144a,
	4.625%, 7/15/24	477,979
248,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26	260,365
591,000	Sirius XM Radio, Inc., 144a,
	5.500%, 7/1/29	630,893
2,312,000	Sprint Capital Corp., 6.875%, 11/15/28	2,520,542
1,074,000	Sprint Corp., 7.125%, 6/15/24	1,157,557
223,000	Sprint Corp., 7.625%, 2/15/25	245,300
293,000	Sprint Corp., 7.625%, 3/1/26	323,399
1,109,000	TEGNA, Inc., 144a, 5.000%, 9/15/29	1,124,382
353,000	Telecom Italia Capital SA
	(Luxembourg), 6.000%, 9/30/34	375,945
865,000	Telecom Italia Capital SA
	(Luxembourg), 6.375%, 11/15/33	951,500
222,000	Univision Communications, Inc., 144a,
	5.125%, 5/15/23	222,694
263,000	Univision Communications, Inc., 144a,
	5.125%, 2/15/25	255,597
174,000	UPCB Finance IV Ltd. (Netherlands),
	144a, 5.375%, 1/15/25	178,785
248,000	ViaSat, Inc., 144a, 5.625%, 9/15/25	249,860
667,000	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.500%, 5/15/29	696,181
575,000	Zayo Group LLC / Zayo Capital, Inc.,
	144a, 5.750%, 1/15/27	587,822
		39,833,892

	Energy — 14.3%
1,281,000	Ascent Resources Utica Holdings LLC /
	ARU Finance Corp., 144a,
	7.000%, 11/1/26	1,069,635

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 98.2% (Continued)

	Energy — (Continued)
$584,000	Blue Racer Midstream LLC / Blue Racer
	Finance Corp., 144a,
	6.125%, 11/15/22	$587,095
1,176,000	Blue Racer Midstream LLC / Blue Racer
	Finance Corp., 144a,
	6.625%, 7/15/26	1,161,300
1,132,000	Buckeye Partners LP, 3.950%, 12/1/26	996,656
795,000	Chesapeake Energy Corp.,
	4.875%, 4/15/22	641,963
464,000	Chesapeake Energy Corp.,
	5.750%, 3/15/23	354,960
171,000	Chesapeake Energy Corp.,
	7.000%, 10/1/24	122,693
725,000	Delek Logistics Partners LP / Delek
	Logistics Finance Corp.,
	6.750%, 5/15/25	717,750
598,000	Ensign Drilling, Inc. (Canada), 144a,
	9.250%, 4/15/24	559,130
460,000	Extraction Oil & Gas, Inc., 144a,
	5.625%, 2/1/26	281,750
997,000	FTS International, Inc., 6.250%, 5/1/22	812,555
797,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.625%, 6/15/24	763,127
1,101,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	1,105,129
506,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.250%, 5/15/26	488,290
225,000	Global Partners LP / GLP Finance
	Corp., 144a, 7.000%, 8/1/27	231,750
1,343,000	Gulfport Energy Corp.,
	6.375%, 5/15/25	953,530
417,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.000%, 12/1/24	389,895
345,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.750%, 10/1/25	320,850
435,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 6.250%, 11/1/28	404,550
487,000	Magnolia Oil & Gas Operating LLC /
	Magnolia Oil & Gas Finance Corp.,
	144a, 6.000%, 8/1/26	487,000
1,161,000	Montage Resources Corp.,
	8.875%, 7/15/23	888,165
333,000	Murphy Oil USA, Inc., 5.625%, 5/1/27	351,315
646,000	NGPL PipeCo LLC, 144a,
	7.768%, 12/15/37	836,762
531,000	NuStar Logistics LP, 6.000%, 6/1/26	574,701
1,338,000	Parkland Fuel Corp. (Canada), 144a,
	6.000%, 4/1/26	1,413,262
421,000	PDC Energy, Inc., 5.750%, 5/15/26	414,727
914,000	PDC Energy, Inc., 6.125%, 9/15/24	911,715
343,000	Peabody Energy Corp., 144a,
	6.000%, 3/31/22	344,715
1,053,000	Peabody Energy Corp., 144a,
	6.375%, 3/31/25	1,040,501
477,000	Precision Drilling Corp. (Canada),
	7.750%, 12/15/23	463,382
479,000	SemGroup Corp. / Rose Rock Finance
	Corp., 5.625%, 7/15/22	486,190
1,052,000	SemGroup Corp. / Rose Rock Finance
	Corp., 5.625%, 11/15/23	1,075,670
1,379,000	Shelf Drilling Holdings Ltd. (Cayman
	Islands), 144a, 8.250%, 2/15/25	1,172,150
857,000	Southwestern Energy Co.,
	6.200%, 1/23/25	754,143
696,000	Southwestern Energy Co.,
	7.500%, 4/1/26	607,260
789,000	Sunoco LP / Sunoco Finance Corp.,
	6.000%, 4/15/27	840,269
580,000	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp., 144a,
	5.500%, 9/15/24	577,100
253,000	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp., 144a,
	5.500%, 1/15/28	247,282
313,000	TerraForm Power Operating LLC, 144a,
	4.250%, 1/31/23	319,260
313,000	TerraForm Power Operating LLC, 144a,
	5.000%, 1/31/28	325,520
554,000	Tullow Oil PLC (United Kingdom),
	144a, 7.000%, 3/1/25	563,141
2,401,000	Unit Corp., 6.625%, 5/15/21	1,818,757
		28,475,595

	Consumer Discretionary — 13.2%
263,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.250%, 5/15/24	270,653
700,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a,
	5.000%, 10/15/25	723,835
535,000	Ahern Rentals, Inc., 144a,
	7.375%, 5/15/23	455,413
462,000	AMN Healthcare, Inc., 144a,
	5.125%, 10/1/24	479,325
299,000	Ashtead Capital, Inc., 144a,
	4.375%, 8/15/27	307,596
50,000	Avis Budget Car Rental LLC / Avis
	Budget Finance, Inc.,
	5.500%, 4/1/23	50,875
505,000	Avis Budget Car Rental LLC / Avis
	Budget Finance, Inc., 144a,
	5.750%, 7/15/27	521,009
311,000	Booz Allen Hamilton, Inc., 144a,
	5.125%, 5/1/25	319,553
555,000	Brinker International, Inc.,
	3.875%, 5/15/23	560,550
534,000	Brinker International, Inc., 144a,
	5.000%, 10/1/24	560,700
249,000	Brookfield Residential Properties, Inc.
	(Canada), 144a, 6.375%, 5/15/25	253,980
247,000	Brookfield Residential Properties, Inc. /
	Brookfield Residential US Corp.
	(Canada), 144a, 6.125%, 7/1/22	250,854

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 98.2% (Continued)

	Consumer Discretionary — (Continued)
$640,000	Brookfield Residential Properties, Inc. /
	Brookfield Residential US Corp.
	(Canada), 144a, 6.250%, 9/15/27	$643,200
337,000	Cedar Fair LP, 144a, 5.250%, 7/15/29	360,590
1,029,000	Churchill Downs, Inc., 144a,
	4.750%, 1/15/28	1,054,725
395,000	Downstream Development Authority
	of the Quapaw Tribe of Oklahoma,
	144a, 10.500%, 2/15/23	420,675
510,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 4/15/26	560,929
337,000	Group 1 Automotive, Inc., 144a,
	5.250%, 12/15/23	346,268
481,000	Hanesbrands, Inc., 144a,
	4.625%, 5/15/24	506,253
503,000	Herc Holdings, Inc., 144a,
	5.500%, 7/15/27	523,120
927,000	Hertz Corp.(The), 144a,
	5.500%, 10/15/24	924,682
344,000	Hertz Corp.(The), 144a, 7.125%, 8/1/26	359,050
477,000	Hilton Domestic Operating Co., Inc.,
	5.125%, 5/1/26	500,850
551,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	581,452
445,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 1/15/27	492,838
402,000	Lennar Corp., 4.750%, 5/30/25	429,055
571,000	Lennar Corp., 4.750%, 11/29/27	612,398
1,152,000	Mattel, Inc., 144a, 6.750%, 12/31/25	1,202,043
474,000	MDC Partners, Inc. (Canada), 144a,
	6.500%, 5/1/24	431,932
644,000	Meritage Homes Corp.,
	6.000%, 6/1/25	711,620
245,000	MGM China Holdings Ltd. (Cayman
	Islands), 144a, 5.375%, 5/15/24	254,188
656,000	MGM China Holdings Ltd. (Cayman
	Islands), 144a, 5.875%, 5/15/26	687,160
682,000	MGM Resorts International,
	6.000%, 3/15/23	751,359
1,185,000	Party City Holdings, Inc., 144a,
	6.625%, 8/1/26†	1,173,150
193,000	Penske Automotive Group, Inc.,
	5.375%, 12/1/24	198,549
300,000	PulteGroup, Inc., 5.500%, 3/1/26	327,750
490,000	PulteGroup, Inc., 6.000%, 2/15/35	521,850
1,057,000	Quad/Graphics, Inc., 7.000%, 5/1/22	1,078,140
426,000	Shea Homes LP / Shea Homes
	Funding Corp., 144a,
	5.875%, 4/1/23	435,585
474,000	Sonic Automotive, Inc.,
	5.000%, 5/15/23	479,925
212,000	Sonic Automotive, Inc.,
	6.125%, 3/15/27	215,445
594,000	Taylor Morrison Communities, Inc.,
	144a, 5.875%, 6/15/27	651,915
1,003,000	Taylor Morrison Communities, Inc. /
	Taylor Morrison Holdings II Inc.,
	144a, 5.625%, 3/1/24	1,073,210
168,000	Toll Brothers Finance Corp.,
	4.875%, 3/15/27	179,970
485,000	Twin River Worldwide Holdings, Inc.,
	144a, 6.750%, 6/1/27	509,250
1,067,000	United Rentals North America, Inc.,
	5.875%, 9/15/26	1,137,742
64,000	William Carter Co. (The), 144a,
	5.625%, 3/15/27	68,480
632,000	Wyndham Hotels & Resorts, Inc., 144a,
	5.375%, 4/15/26	662,020
188,000	Wynn Resorts Finance LLC / Wynn
	Resorts Capital Corp., 144a,
	5.125%, 10/1/29	197,005
259,000	Yum! Brands, Inc., 144a,
	4.750%, 1/15/30	267,459
		26,286,175

	Health Care — 8.8%
130,000	Acadia Healthcare Co., Inc.,
	5.125%, 7/1/22	130,975
1,194,000	Acadia Healthcare Co., Inc.,
	5.625%, 2/15/23	1,216,387
714,000	Bausch Health Americas, Inc., 144a,
	8.500%, 1/31/27	801,322
708,000	Bausch Health Cos, Inc. (Canada),
	144a, 5.875%, 5/15/23	716,850
1,519,000	Bausch Health Cos, Inc. (Canada),
	144a, 6.125%, 4/15/25	1,574,064
772,000	Bausch Health Cos, Inc. (Canada),
	144a, 7.000%, 1/15/28	831,521
544,000	CHS/Community Health Systems, Inc.,
	6.250%, 3/31/23	540,382
1,184,000	DaVita, Inc., 5.125%, 7/15/24	1,203,240
113,000	Encompass Health Corp.,
	4.750%, 2/1/30	114,175
116,000	Encompass Health Corp.,
	5.750%, 11/1/24	117,212
325,000	HCA, Inc., 5.375%, 9/1/26	357,078
395,000	HCA, Inc., 5.875%, 2/15/26	441,531
228,000	HCA, Inc., 5.875%, 2/1/29	256,097
862,000	HLF Financing Sarl LLC / Herbalife
	International, Inc., 144a,
	7.250%, 8/15/26	870,620
683,000	Horizon Pharma USA, Inc., 144a,
	5.500%, 8/1/27	710,320
966,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	4.875%, 4/15/20	608,580

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 98.2% (Continued)

	Health Care — (Continued)
$1,685,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.750%, 8/1/22	$631,875
983,000	MEDNAX, Inc., 144a, 5.250%, 12/1/23	999,219
1,348,000	MEDNAX, Inc., 144a, 6.250%, 1/15/27	1,337,796
1,021,000	Select Medical Corp., 144a,
	6.250%, 8/15/26	1,066,945
562,000	Teleflex, Inc., 4.875%, 6/1/26	585,885
705,000	Tenet Healthcare Corp.,
	5.125%, 5/1/25	714,729
238,000	Tenet Healthcare Corp., 144a,
	6.250%, 2/1/27	247,889
1,389,000	Teva Pharmaceutical Finance
	Netherlands III BV (Netherlands),
	6.750%, 3/1/28†	1,132,035
225,000	WellCare Health Plans, Inc., 144a,
	5.375%, 8/15/26	240,143
		17,446,870

	Consumer Staples — 8.6%
456,000	Albertsons Cos, Inc. / Safeway, Inc. /
	New Albertsons LP / Albertsons
	LLC, 144a, 5.875%, 2/15/28	482,649
1,323,000	Albertsons Cos. LLC / Safeway, Inc. /
	New Albertson’s Inc. / Albertsons
	LLC, 5.750%, 3/15/25	1,360,507
370,000	Albertsons Cos. LLC / Safeway, Inc. /
	New Albertsons LP / Albertsons
	LLC, 144a, 7.500%, 3/15/26	411,625
570,000	American Builders & Contractors
	Supply Co., Inc., 144a,
	5.875%, 5/15/26	597,075
122,000	Beacon Roofing Supply, Inc., 144a,
	4.500%, 11/15/26	123,220
808,000	Beacon Roofing Supply, Inc., 144a,
	4.875%, 11/1/25	791,719
723,000	Cardtronics, Inc. / Cardtronics USA
	Inc., 144a, 5.500%, 5/1/25	733,845
788,000	Carriage Services, Inc., 144a,
	6.625%, 6/1/26	807,306
1,557,000	Cimpress NV. (Netherlands), 144a,
	7.000%, 6/15/26	1,607,291
900,000	Cott Holdings, Inc., 144a,
	5.500%, 4/1/25	933,777
374,000	Cumberland Farms, Inc., 144a,
	6.750%, 5/1/25	400,554
648,000	First Quality Finance Co., Inc., 144a,
	5.000%, 7/1/25	669,889
610,000	H&E Equipment Services, Inc.,
	5.625%, 9/1/25	627,934
219,000	IAA, Inc., 144a, 5.500%, 6/15/27	231,045
319,000	JBS USA LUX SA / JBS USA Finance,
	Inc., 144a, 5.875%, 7/15/24	328,586
563,000	JBS USA LUX SA / JBS USA Finance,
	Inc., 144a, 6.750%, 2/15/28	623,523
894,000	JBS USA LUX SA / JBS USA Food Co. /
	JBS USA Finance, Inc., 144a,
	5.500%, 1/15/30	947,622
384,000	JBS USA LUX SA / JBS USA Food Co. /
	JBS USA Finance, Inc., 144a,
	6.500%, 4/15/29	426,232
274,000	Kraft Heinz Foods Co., 144a,
	3.750%, 4/1/30	276,558
958,000	Pilgrim’s Pride Corp., 144a,
	5.750%, 3/15/25	991,530
251,000	Pilgrim’s Pride Corp., 144a,
	5.875%, 9/30/27	269,574
1,341,000	Post Holdings, Inc., 144a,
	5.000%, 8/15/26	1,390,751
324,000	Post Holdings, Inc., 144a,
	5.500%, 12/15/29	337,770
93,000	Spectrum Brands, Inc., 144a,
	5.000%, 10/1/29	94,628
1,568,000	Staples, Inc., 144a, 7.500%, 4/15/26	1,615,510
		17,080,720

	Industrials — 7.4%
877,000	Adient US LLC, 144a, 7.000%, 5/15/26	916,465
58,000	Advanced Drainage Systems, Inc.,
	144a, 5.000%, 9/30/27	58,797
520,000	AECOM Global II LLC / URS Fox US LP,
	5.000%, 4/1/22	534,300
509,000	Allison Transmission, Inc., 144a,
	5.000%, 10/1/24	520,134
774,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	790,447
625,000	Amsted Industries, Inc., 144a,
	5.625%, 7/1/27	659,375
510,000	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA, Inc. (Ireland),
	144a, 6.000%, 2/15/25	533,256
315,000	Ball Corp., 4.875%, 3/15/26	342,169
591,000	Bombardier, Inc. (Canada), 144a,
	6.000%, 10/15/22	590,261
177,000	Clean Harbors, Inc., 144a,
	4.875%, 7/15/27	184,744
622,000	Crown Americas LLC / Crown
	Americas Capital Corp. VI,
	4.750%, 2/1/26	650,768
552,000	Ford Motor Credit Co. LLC,
	5.584%, 3/18/24	586,815
796,000	Fortress Transportation &
	Infrastructure Investors LLC, 144a,
	6.750%, 3/15/22	831,820
612,000	JB Poindexter & Co., Inc., 144a,
	7.125%, 4/15/26	633,420
205,000	Louisiana-Pacific Corp.,
	4.875%, 9/15/24	211,663
701,000	New Enterprise Stone & Lime Co., Inc.,
	144a, 6.250%, 3/15/26	716,772
307,000	Norbord, Inc. (Canada), 144a,
	5.750%, 7/15/27	314,675

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 98.2% (Continued)

	Industrials — (Continued)
$482,000	Owens-Brockway Glass Container, Inc.,
	144a, 5.875%, 8/15/23	$511,523
1,077,000	Plastipak Holdings, Inc., 144a,
	6.250%, 10/15/25†	888,525
450,000	Silgan Holdings, Inc., 4.750%, 3/15/25	460,125
989,000	Standard Industries, Inc./NJ, 144a,
	5.375%, 11/15/24	1,018,670
437,000	TransDigm, Inc., 6.000%, 7/15/22	443,555
439,000	Triumph Group, Inc., 4.875%, 4/1/21	439,351
270,000	Triumph Group, Inc., 5.250%, 6/1/22	268,542
217,000	Triumph Group, Inc., 144a,
	6.250%, 9/15/24	225,723
205,000	Trivium Packaging Finance BV
	(Netherlands), 144a,
	5.500%, 8/15/26	215,496
982,000	XPO Logistics, Inc., 144a,
	6.750%, 8/15/24	1,065,470
		14,612,861

	Financials — 7.2%
180,000	Ally Financial, Inc., 5.750%, 11/20/25	201,604
645,000	Ally Financial, Inc., 8.000%, 11/1/31	888,487
275,000	Ally Financial, Inc., 8.000%, 11/1/31	380,188
791,000	Bank of America Corp., 6.100%(A)	864,167
616,000	Cooke Omega Investments, Inc. /
	Alpha VesselCo Holdings Inc.
	(Canada), 144a, 8.500%, 12/15/22	599,060
574,000	Credit Acceptance Corp.,
	7.375%, 3/15/23	595,525
528,000	Credit Acceptance Corp., 144a,
	6.625%, 3/15/26	564,960
455,000	Fairstone Financial, Inc. (Canada),
	144a, 7.875%, 7/15/24	475,191
1,073,000	GEO Group, Inc. (The),
	5.875%, 1/15/22	1,035,166
391,000	Goldman Sachs Group, Inc. (The).,
	Ser P, 5.000%(A)	383,845
844,000	MetLife, Inc., Ser C, 5.250%(A)	853,495
730,000	Navient Corp., 5.500%, 1/25/23	753,725
1,113,000	Navient Corp., 5.875%, 10/25/24	1,121,347
459,000	Navient Corp., 6.500%, 6/15/22	488,835
1,208,000	Prime Security Services Borrower LLC
	/ Prime Finance, Inc., 144a,
	5.750%, 4/15/26	1,257,890
1,057,000	Quicken Loans, Inc., 144a,
	5.250%, 1/15/28	1,090,824
386,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	398,063
430,000	Radian Group, Inc., 4.500%, 10/1/24	442,900
641,000	Springleaf Finance Corp.,
	5.625%, 3/15/23	682,665
293,000	Springleaf Finance Corp.,
	6.125%, 3/15/24	315,341
156,000	Springleaf Finance Corp.,
	6.625%, 1/15/28	167,747
382,000	Springleaf Finance Corp.,
	6.875%, 3/15/25	420,916
328,000	Springleaf Finance Corp.,
	7.125%, 3/15/26	363,859
		14,345,800

	Materials — 6.7%
503,000	Alcoa Nederland Holding BV
	(Netherlands), 144a,
	6.125%, 5/15/28	535,645
876,000	Alcoa Nederland Holding BV
	(Netherlands), 144a,
	7.000%, 9/30/26	950,486
523,000	Cascades, Inc. (Canada), 144a,
	5.500%, 7/15/22	529,538
441,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	446,513
324,000	Clearwater Paper Corp., 144a,
	5.375%, 2/1/25	310,230
300,000	Commercial Metals Co.,
	4.875%, 5/15/23	311,250
453,000	Commercial Metals Co.,
	5.750%, 4/15/26	464,325
761,000	CVR Partners LP / CVR Nitrogen
	Finance Corp., 144a,
	9.250%, 6/15/23	793,342
802,000	Freeport-McMoRan, Inc.,
	3.875%, 3/15/23	808,015
1,035,000	Freeport-McMoRan, Inc.,
	5.250%, 9/1/29	1,031,766
362,000	Freeport-McMoRan, Inc.,
	5.400%, 11/14/34	343,900
1,288,000	Hudbay Minerals, Inc., 144a,
	7.625%, 1/15/25	1,305,710
730,000	NOVA Chemicals Corp. (Canada), 144a,
	4.875%, 6/1/24	750,695
473,000	NOVA Chemicals Corp. (Canada), 144a,
	5.250%, 8/1/23	478,321
764,000	Novelis Corp., 144a, 5.875%, 9/30/26	801,207
191,000	Novelis Corp., 144a, 6.250%, 8/15/24	199,595
889,000	Nufarm Australia Ltd. / Nufarm
	Americas, Inc. (Australia), 144a,
	5.750%, 4/30/26	877,887
284,000	Olin Corp., 5.000%, 2/1/30	284,355
656,000	Olin Corp., 5.625%, 8/1/29	682,437
394,000	Steel Dynamics, Inc., 4.125%, 9/15/25	397,940
251,000	Steel Dynamics, Inc., 5.000%, 12/15/26	262,923
588,000	Teck Resources Ltd. (Canada),
	6.250%, 7/15/41	653,522
		13,219,602

	Real Estate — 4.9%
392,000	Brookfield Property REIT, Inc. / BPR
	Cumulus LLC / BPR Nimbus LLC /
	GGSI Sellco LL, 144a,
	5.750%, 5/15/26	409,640
1,087,000	CoreCivic, Inc. REIT, 4.625%, 5/1/23	1,053,183

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 98.2% (Continued)

	Real Estate — (Continued)
$968,000	CoreCivic, Inc. REIT, 5.000%, 10/15/22	$965,580
599,000	CyrusOne LP / CyrusOne Finance
	Corp. REIT, 5.375%, 3/15/27	638,684
455,000	ESH Hospitality, Inc. REIT, 144a,
	4.625%, 10/1/27	456,706
504,000	ESH Hospitality, Inc. REIT, 144a,
	5.250%, 5/1/25	521,136
856,000	Iron Mountain US Holdings, Inc., 144a,
	5.375%, 6/1/26	885,960
655,000	Iron Mountain, Inc. REIT, 144a,
	4.875%, 9/15/29	665,021
968,000	Iron Mountain, Inc. REIT, 144a,
	5.250%, 3/15/28	1,000,641
946,000	MGM Growth Properties Operating
	Partnership LP / MGP Finance
	Co.-Issuer, Inc. REIT, 5.625%, 5/1/24	1,037,052
496,000	MPT Operating Partnership LP / MPT
	Finance Corp. REIT, 5.250%, 8/1/26	519,684
202,000	MPT Operating Partnership LP / MPT
	Finance Corp. REIT, 5.500%, 5/1/24	207,303
1,362,000	Sabra Health Care LP REIT,
	5.125%, 8/15/26	1,455,899
		9,816,489

	Utilities — 3.9%
1,215,000	Calpine Corp., 144a, 5.250%, 6/1/26	1,257,525
480,000	Calpine Corp., 144a, 5.875%, 1/15/24	490,800
389,000	Clearway Energy Operating LLC,
	5.000%, 9/15/26	397,753
828,000	Clearway Energy Operating LLC, 144a,
	5.750%, 10/15/25	871,470
869,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 7.500%, 11/1/23	884,207
198,000	NRG Energy, Inc., 5.750%, 1/15/28	212,850
604,000	Rockpoint Gas Storage Canada Ltd.
	(Canada), 144a, 7.000%, 3/31/23	607,020
409,000	Superior Plus LP / Superior General
	Partner, Inc. (Canada), 144a,
	7.000%, 7/15/26	431,503
975,000	Talen Energy Supply LLC, 144a,
	7.250%, 5/15/27	990,892
1,451,000	Vistra Operations Co. LLC, 144a,
	5.625%, 2/15/27	1,527,976
		7,671,996

	Information Technology — 3.1%
671,000	CDK Global, Inc., 4.875%, 6/1/27	698,645
711,000	EMC Corp., 3.375%, 6/1/23	711,071
211,000	j2 Cloud Services LLC / j2 Global
	Co.-Obligor, Inc., 144a,
	6.000%, 7/15/25	222,784
181,000	Match Group, Inc., 144a,
	5.000%, 12/15/27	187,788
235,000	MTS Systems Corp., 144a,
	5.750%, 8/15/27	244,400
460,000	NCR Corp., 144a, 5.750%, 9/1/27	476,100
213,000	Nielsen Finance LLC / Nielsen Finance
	Co., 144a, 5.000%, 4/15/22	213,596
776,000	Open Text Corp. (Canada), 144a,
	5.875%, 6/1/26	828,535
1,016,000	SS&C Technologies, Inc., 144a,
	5.500%, 9/30/27	1,061,745
954,000	VeriSign, Inc., 4.750%, 7/15/27	999,315
469,000	Western Digital Corp., 4.750%, 2/15/26	482,484
117,000	Xerox Corp., 4.070%, 3/17/22	118,755
		6,245,218
	Total Corporate Bonds	$195,035,218

Shares
	Short-Term Investment Funds — 4.2%
5,064,113	Dreyfus Government Cash
	Management, Institutional Shares, 1.85%∞Ω	5,064,113
3,287,850	Invesco Government & Agency
	Portfolio, Institutional Class, 1.83%**∞Ω	3,287,850
	Total Short-Term Investment Funds	$8,351,963

	Total Investment Securities —102.4%
	(Cost $201,684,398)	$203,387,181

	Liabilities in Excess of Other Assets — (2.4%)	(4,805,313)
	Net Assets — 100.0%	$198,581,868

(A)	Perpetual Bond - A bond with no definite maturity date.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the
∞	securities on loan as of September 30, 2019 was $3,158,405. Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

DAC - Designated Activity Company

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $117,463,515 or 59.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone High Yield Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$195,035,218	$—	$195,035,218
Short-Term Investment Funds	8,351,963	—	—	8,351,963
Total	$8,351,963	$195,035,218	$—	$203,387,181

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Impact Bond Fund – September 30, 2019

Principal		Market
Amount		Value
	Corporate Bonds — 30.6%

	Industrials — 9.5%
$2,751,929	American Airlines 2016-3 Class AA
	Pass Through Trust,
	3.000%, 10/15/28	$2,802,564
15,747	Burlington Northern and Santa Fe
	Railway Co. 2004-1 Pass Through
	Trust, 4.575%, 1/15/21	16,022
147,090	Burlington Northern and Santa Fe
	Railway Co. 2005-3 Pass Through
	Trust, 4.830%, 1/15/23	150,507
783,147	Burlington Northern and Santa Fe
	Railway Co. 2005-4 Pass Through
	Trust, 4.967%, 4/1/23	823,262
441,499	Continental Airlines 2000-2 Class A-1
	Pass Through Trust, 7.707%, 4/2/21	453,419
1,572,931	Continental Airlines 2007-1 Class A
	Pass Through Trust, 5.983%, 4/19/22	1,659,914
732,238	Continental Airlines 2012-2 Class A
	Pass Through Trust,
	4.000%, 10/29/24	770,754
1,731,742	CSX Transportation, Inc.,
	6.251%, 1/15/23	1,915,335
492,849	Delta Air Lines 2007-1 Class B Pass
	Through Trust, 8.021%, 8/10/22	546,126
595,705	Federal Express Corp. 1999 Pass
	Through Trust, 7.650%, 1/15/23	637,804
2,135,000	FedEx Corp., 4.000%, 1/15/24	2,274,975
2,583,000	GATX Corp., 3.250%, 3/30/25	2,633,516
2,000,000	John Deere Capital Corp. MTN,
	2.800%, 9/8/27	2,063,045
1,180,000	Kansas City Southern, 3.000%, 5/15/23	1,208,124
1,475,000	Kansas City Southern, 3.125%, 6/1/26	1,505,072
1,941,000	Norfolk Southern Corp.,
	2.903%, 2/15/23	1,982,109
1,408,000	Republic Services, Inc.,
	5.250%, 11/15/21	1,498,740
1,330,000	SBA Tower Trust, 144a,
	3.168%, 4/11/22	1,342,912
1,005,099	Southwest Airlines Co. 2007-1 Pass
	Through Trust, 6.150%, 8/1/22	1,062,324
842,704	Union Pacific Railroad Co. 2003 Pass
	Through Trust, 4.698%, 1/2/24	885,587
484,040	Union Pacific Railroad Co. 2006 Pass
	Through Trust, 5.866%, 7/2/30	546,227
1,410,000	United Rentals North America, Inc.,
	4.875%, 1/15/28	1,466,400
1,616,000	Waste Management, Inc.,
	2.400%, 5/15/23	1,634,023
		29,878,761

	Financials — 7.5%
2,444,000	Aflac, Inc., 3.250%, 3/17/25	2,562,849
2,600,000	American Express Co.,
	2.650%, 12/2/22	2,640,593
2,803,000	Delphi Financial Group, Inc.,
	7.875%, 1/31/20	2,851,718
1,722,742	Fishers Lane Associates LLC, 144a,
	3.666%, 8/5/30	1,819,688
1,950,000	KeyBank NA/Cleveland OH,
	3.350%, 6/15/21	1,989,233
2,386,000	National Rural Utilities Cooperative
	Finance Corp., 3.400%, 11/15/23	2,497,074
900,000	Nationwide Financial Services, Inc.,
	144a, 5.375%, 3/25/21	932,575
708,000	Nationwide Mutual Insurance Co.,
	144a, 9.375%, 8/15/39	1,223,460
1,291,000	PNC Bank NA, 2.500%, 1/22/21	1,299,062
1,398,000	Torchmark Corp., 3.800%, 9/15/22	1,437,100
564,000	Unum Group, 7.250%, 3/15/28	709,315
2,000,000	USB Capital IX, 3.500%(A)	1,705,000
2,000,000	Wachovia Capital Trust III, 5.570%(A)	2,007,500
		23,675,167

	Utilities — 6.7%
1,623,000	California Water Service Co.,
	5.500%, 12/1/40	2,056,964
1,598,000	Commonwealth Edison Co.,
	5.900%, 3/15/36	2,175,570
1,983,000	Dominion Energy South Carolina, Inc.,
	4.600%, 6/15/43	2,401,401
1,780,000	Dominion Energy, Inc., (3M LIBOR
	+2.300%), 4.404%, 9/30/66(B)	1,664,300
2,080,000	Duke Energy Progress LLC,
	6.300%, 4/1/38	2,947,229
2,382,000	Entergy Louisiana LLC,
	4.440%, 1/15/26	2,620,975
1,642,000	Georgia Power Co., 4.750%, 9/1/40	1,903,852
214,490	Kiowa Power Partners LLC, 144a,
	5.737%, 3/30/21	218,932
2,000,000	NextEra Energy Capital Holdings, Inc.,
	(3M LIBOR +2.068%),
	4.166%, 10/1/66(B)	1,680,000
2,926,000	PacifiCorp., 8.050%, 9/1/22	3,384,955
		21,054,178

	Consumer Discretionary — 1.8%
2,347,000	Ford Motor Credit Co. LLC,
	4.375%, 8/6/23	2,397,689
990,000	PulteGroup, Inc., 7.875%, 6/15/32	1,207,800
1,300,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	1,408,101
466,000	Service Corp. International,
	5.375%, 5/15/24	480,931
		5,494,521

	Energy — 1.7%
1,253,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20	1,259,265
592,000	Spectra Energy Partners LP,
	3.500%, 3/15/25	615,296
2,266,000	Tennessee Valley Authority,
	4.650%, 6/15/35	2,875,502

Touchstone Impact Bond Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 30.6% (Continued)

	Energy — (Continued)
$500,000	Texas Eastern Transmission LP,
	7.000%, 7/15/32	$683,770
		5,433,833

	Health Care — 1.6%
2,466,486	CVS Pass-Through Trust,
	6.036%, 12/10/28	2,774,560
2,105,000	HCA, Inc., 5.250%, 4/15/25	2,341,257
		5,115,817

	Consumer Staples — 0.9%
1,500,000	Kroger Co. (The), 3.850%, 8/1/23	1,581,743
1,000,000	Kroger Co.(The), 4.500%, 1/15/29	1,117,354
		2,699,097

	Communication Services — 0.5%
1,250,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	1,571,656

	Real Estate — 0.4%
1,242,000	Crown Castle International Corp. REIT,
	4.300%, 2/15/29	1,371,231
	Total Corporate Bonds	$96,294,261

	U.S. Government Agency Obligations — 26.0%
1,214,000	Canal Barge Co., Inc., 4.500%, 11/12/34	1,370,905
1,284,475	Helios Leasing I LLC, 1.734%, 7/24/24	1,277,789
1,176,000	Matson Navigation Co., Inc.,
	5.337%, 9/4/28	1,316,554
985,500	Petroleos Mexicanos (Mexico),
	2.290%, 2/15/24	994,482
1,778,947	Reliance Industries Ltd. (India),
	1.870%, 1/15/26	1,777,506
50,302	Small Business Administration
	Participation Certificates, Ser
	2002-20H, Class 1, 5.310%, 8/1/22	51,860
17,356	Small Business Administration
	Participation Certificates, Ser
	2003-20D, Class 1, 4.760%, 4/1/23	17,946
73,821	Small Business Administration
	Participation Certificates, Ser
	2004-20D, Class 1, 4.770%, 4/1/24	76,828
149,078	Small Business Administration
	Participation Certificates, Ser
	2004-20K, Class 1, 4.880%, 11/1/24	156,368
122,517	Small Business Administration
	Participation Certificates, Ser
	2005-20H, Class 1, 5.110%, 8/1/25	129,422
206,531	Small Business Administration
	Participation Certificates, Ser
	2006-20H, Class 1, 5.700%, 8/1/26	221,655
273,741	Small Business Administration
	Participation Certificates, Ser
	2006-20K, Class 1, 5.360%, 11/1/26	291,682
388,400	Small Business Administration
	Participation Certificates, Ser
	2006-20L, Class 1, 5.120%, 12/1/26	412,158
354,051	Small Business Administration
	Participation Certificates, Ser
	2007-20A, Class 1, 5.320%, 1/1/27	376,058
488,628	Small Business Administration
	Participation Certificates, Ser
	2007-20E, Class 1, 5.310%, 5/1/27	523,316
136,943	Small Business Administration
	Participation Certificates, Ser
	2007-20F, Class 1, 5.710%, 6/1/27	147,014
527,662	Small Business Administration
	Participation Certificates, Ser
	2007-20L, Class 1, 5.290%, 12/1/27	560,357
296,466	Small Business Administration
	Participation Certificates, Ser
	2008-20A, Class 1, 5.170%, 1/1/28	317,671
552,995	Small Business Administration
	Participation Certificates, Ser
	2008-20K, Class 1, 6.770%, 11/1/28	609,692
1,002,565	Small Business Administration
	Participation Certificates, Ser
	2009-20C, Class 1, 4.660%, 3/1/29	1,067,569
499,021	Small Business Administration
	Participation Certificates, Ser
	2009-20D, Class 1, 4.310%, 4/1/29	531,797
672,235	Small Business Administration
	Participation Certificates, Ser
	2009-20E, Class 1, 4.430%, 5/1/29	710,138
386,197	Small Business Administration
	Participation Certificates, Ser
	2009-20F, Class 1, 4.950%, 6/1/29	416,387
622,151	Small Business Administration
	Participation Certificates, Ser
	2009-20J, Class 1, 3.920%, 10/1/29	647,464
1,551,786	Small Business Administration
	Participation Certificates, Ser
	2010-20F, Class 1, 3.880%, 6/1/30	1,652,085
2,697,646	Small Business Administration
	Participation Certificates, Ser
	2010-20I, Class 1, 3.210%, 9/1/30	2,796,707
438,169	Small Business Administration
	Participation Certificates, Ser
	2012-10C, Class 1, 1.240%, 5/1/22	436,744
4,053,242	Small Business Administration
	Participation Certificates, Ser
	2013-20C, Class 1, 2.220%, 3/1/33	4,053,832
4,385,848	Small Business Administration
	Participation Certificates, Ser
	2013-20E, Class 1, 2.070%, 5/1/33	4,369,816

Touchstone Impact Bond Fund (Continued)

Principal		Market
Amount		Value
	U.S. Government Agency Obligations — 26.0% (Continued)
$2,309,489	Small Business Administration
	Participation Certificates, Ser
	2013-20G, Class 1, 3.150%, 7/1/33	$2,396,559
2,099,393	Small Business Administration
	Participation Certificates, Ser
	2014-20H, Class 1, 2.880%, 8/1/34	2,164,998
2,758,862	Small Business Administration
	Participation Certificates, Ser
	2014-20K, Class 1, 2.800%, 11/1/34	2,829,282
2,241,477	Small Business Administration
	Participation Certificates, Ser
	2015-20I, Class 1, 2.820%, 9/1/35	2,316,138
3,351,295	Small Business Administration
	Participation Certificates, Ser
	2016-20A, Class 1, 2.780%, 1/1/36	3,442,712
2,859,527	Small Business Administration
	Participation Certificates, Ser
	2017-10A, Class 1, 2.845%, 3/10/27	2,923,912
2,901,091	Small Business Administration
	Participation Certificates, Ser
	2017-10B, Class 1, 2.518%, 9/10/27	2,928,561
4,728,978	Small Business Administration
	Participation Certificates, Ser
	2017-20E, Class 1, 2.880%, 5/1/37	4,913,679
3,824,618	Small Business Administration
	Participation Certificates, Ser
	2017-20F, Class 1, 2.810%, 6/1/37	3,957,440
5,341,765	Small Business Administration
	Participation Certificates, Ser
	2017-20K, Class 1, 2.790%, 11/1/37	5,492,266
3,081,389	Small Business Administration
	Participation Certificates, Ser
	2017-20L, Class 1, 2.780%, 12/1/37	3,186,307
3,152,520	Small Business Administration
	Participation Certificates, Ser
	2018-20C, Class 1, 3.200%, 3/1/38	3,322,466
2,496,371	Small Business Administration
	Participation Certificates, Ser
	2018-25D, Class 1, 3.890%, 10/1/43	2,751,872
2,599,848	Small Business Administration
	Participation Certificates, Ser
	2019-20A, Class 1, 3.370%, 1/1/39	2,759,494
2,695,925	Small Business Administration
	Participation Certificates, Ser
	2019-25B, Class 1, 3.450%, 2/1/44	2,920,003
2,770,000	Small Business Administration
	Participation Certificates, Ser
	2019-25E, Class 1, 3.070%, 5/1/44	2,938,277
950,249	Tagua Leasing LLC, 1.581%, 11/16/24	941,188
812,000	Totem Ocean Trailer Express, Inc.,
	6.365%, 4/15/28	945,150
1,208,000	Vessel Management Services, Inc.,
	5.125%, 4/16/35	1,414,196
	Total U.S. Government Agency
	Obligations	$81,856,302
	Agency Collateralized Mortgage
	Obligations — 14.4%
2,833,248	FHLMC Multifamily Structured Pass
	Through Certificates, Ser KW03
	Class A1, 2.617%, 12/25/26	2,901,347
2,985,000	Freddie Mac Multifamily Structured
	Pass Through Certificates, Ser KG01,
	Class A7, 2.875%, 4/25/26	3,142,823
1,020,037	FREMF Mortgage Trust, Ser 2012-K19,
	Class B, 144a, 4.167%, 5/25/45(B)(C)	1,062,447
3,000,000	FREMF Mortgage Trust, Ser 2012-K23,
	Class B, 144a, 3.782%, 10/25/45(B)(C)	3,105,279
1,300,000	FREMF Mortgage Trust, Ser 2013-K30,
	Class B, 144a, 3.669%, 6/25/45(B)(C)	1,356,338
1,528,000	FREMF Mortgage Trust, Ser 2014-K716,
	Class B, 144a, 4.079%, 8/25/47(B)(C)	1,570,692
1,685,747	FRESB Mortgage Trust, Ser 2015-SB9,
	Class A5, (1M LIBOR +0.700%),
	2.523%, 11/25/35(B)	1,690,699
1,086,742	FRESB Mortgage Trust, Ser 2016-SB17,
	Class A5H, 2.160%, 5/25/36(B)(C)	1,086,468
2,049,452	FRESB Mortgage Trust, Ser 2017-SB27,
	Class A10F, 3.090%, 1/25/27(B)(C)	2,147,447
2,888,081	FRESB Mortgage Trust, Ser 2018-SB46,
	Class A10F, 3.300%, 12/25/27(B)(C)	3,069,795
2,600,000	GNMA, Ser 2011-142, Class B,
	3.485%, 2/16/44(B)(C)	2,650,290
2,401,988	GNMA, Ser 2012-1, Class C,
	3.310%, 11/16/49	2,439,692
2,975,000	GNMA, Ser 2012-46, Class C,
	3.176%, 5/16/50(B)(C)	3,061,020
1,428,063	GNMA, Ser 2012-53, Class AC,
	2.381%, 12/16/43	1,423,793
919,266	GNMA, Ser 2013-40, Class AC,
	1.584%, 1/16/46	905,052
2,540,000	GNMA, Ser 2015-32, Class HG,
	3.000%, 9/16/49(B)(C)	2,605,917
3,084,198	GNMA, Ser 2015-37, Class AD,
	2.600%, 11/16/55	3,109,668
3,512,000	GNMA, Ser 2015-73, Class B,
	2.700%, 10/16/55(B)(C)	3,553,604
2,544,639	GNMA, Ser 2017-46, Class AB,
	2.600%, 1/16/52	2,561,092
1,740,324	GNMA, Ser 2017-H11, Class FV, (1M
	LIBOR +0.500%), 2.729%, 5/20/67(B)	1,741,182
	Total Agency Collateralized
	Mortgage Obligations	$45,184,645

	U.S. Government Mortgage-Backed
	Obligations — 12.3%
1,462,694	FHLMC, Pool #W30008,
	7.645%, 5/1/25	1,656,984
193,448	FNMA, Pool #465711, 4.680%, 8/1/28	221,475
1,451,502	FNMA, Pool #469616, 3.500%, 11/1/21	1,490,137
102,473	FNMA, Pool #874210, 5.260%, 1/1/25	107,616
758,628	FNMA, Pool #888829, 5.900%, 6/1/37	898,047
309,814	FNMA, Pool #AD0786, 4.501%, 1/1/20	309,521
117,604	FNMA, Pool #AD0910, 4.596%, 4/1/20	118,787

Touchstone Impact Bond Fund (Continued)

Principal		Market
Amount		Value
	U.S. Government Mortgage-Backed
	Obligations — 12.3% (Continued)
$30,220	FNMA, Pool #AE0209, 4.380%, 6/1/20	$30,597
175,825	FNMA, Pool #AE0446, 4.041%, 9/1/20	178,337
1,430,490	FNMA, Pool #AH8854, 4.500%, 4/1/41	1,549,948
1,679,849	FNMA, Pool #AM0157, 2.680%, 2/1/22	1,704,598
3,359,000	FNMA, Pool #AN3613, 2.680%, 12/1/26	3,440,732
2,934,990	FNMA, Pool #AN5183, 3.250%, 4/1/27	3,136,680
4,063,663	FNMA, Pool #AS8650, 3.000%, 1/1/47	4,162,382
639,543	FNMA, Pool #AT0924, 2.000%, 3/1/28	636,381
1,625,942	FNMA, Pool #BC0153, 4.000%, 1/1/46	1,713,965
4,152,094	FNMA, Pool #BE3695, 3.500%, 6/1/47	4,295,827
3,097,100	FNMA, Pool #MA3564, 4.500%, 1/1/49	3,255,633
4,560,856	FNMA, Pool #MA3592, 4.000%, 2/1/49	4,726,324
4,693,692	FNMA, Pool #MA3593, 4.500%, 2/1/49	4,935,406
	Total U.S. Government
	Mortgage-Backed Obligations	$38,569,377

	Municipal Bonds — 5.7%

	California — 1.7%
654,432	California HFA Residential Mortgage
	Revenue, Ser A, 2.900%, 2/1/42	649,242
1,465,000	City of San Francisco Public Utilities
	Commission Water Revenue, Build
	America Bonds, 6.950%, 11/1/50	2,388,609
1,710,000	East Bay Municipal Utility District
	Water System Revenue, Build
	America Bonds Sub, 5.874%, 6/1/40	2,414,383
		5,452,234

	Florida — 0.3%
960,571	Florida State HFC Revenue,
	Homeownership Mortgage Special
	Project, 2.800%, 7/1/41	964,749

	Louisiana — 0.5%
1,538,084	Louisiana State Housing Corp.,
	Revenue, 2.875%, 11/1/38	1,538,622

	Missouri — 0.2%
620,000	Missouri State Housing Development
	Commission, Special
	Homeownership Loan Program, Ser
	C, 2.650%, 11/1/40	619,678

	New York — 0.6%
1,400,000	Port Authority of New York and New
	Jersey, Cons One Hundred
	Sixty-Eight, 4.926%, 10/1/51	1,892,758

	Ohio — 0.5%
1,505,000	Ohio State HFA, Revenue, Ser 1,
	2.650%, 11/1/41	1,504,142

	Texas — 1.0%
1,770,000	Dallas Area Rapid Transit, Revenue,
	Build America Bonds, Ser B,
	5.999%, 12/1/44	2,595,776
565,000	Texas State Department of Housing &
	Community Affairs, Revenue, Ser A,
	2.800%, 3/1/36	564,734
		3,160,510

	Virginia — 0.3%
869,265	Virginia State Housing Development
	Authority, Pass Thru Ser B,
	2.750%, 4/25/42	873,237

	Washington — 0.6%
1,515,000	State of Washington, Build America
	Bonds, Ser D, UTGO, 5.481%, 8/1/39	2,027,646
	Total Municipal Bonds	$18,033,576

	U.S. Treasury Obligations — 4.2%
1,000,000	U.S. Treasury Note, 3.125%, 11/15/28	1,122,656
10,429,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/43(D)	6,302,621
5,379,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/45(D)	3,098,795
4,862,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/48(D)	2,618,093
	Total U.S. Treasury Obligations	$13,142,165

	Asset-Backed Securities — 1.6%
1,224,104	321 Henderson Receivables I LLC, Ser
	2012-1A, Class A, 144a,
	4.210%, 2/16/65	1,354,686
1,096,636	321 Henderson Receivables I LLC, Ser
	2012-2A, Class A, 144a,
	3.840%, 10/15/59	1,196,061
1,400,243	321 Henderson Receivables I LLC, Ser
	2015-2A, Class A, 144a,
	3.870%, 3/15/58	1,556,386
762,807	JCP&L Transition Funding II LLC, Ser
	2006-A, Class A4, 5.610%, 6/5/23	783,522
	Total Asset-Backed Securities	$4,890,655

	Commercial Mortgage-Backed Security — 0.1%
426,224	CD Commercial Mortgage Trust, Ser
	2006-CD3, Class AJ,
	5.688%, 10/15/48	$214,086

Shares

	Short-Term Investment Fund — 4.3%
13,628,913	Dreyfus Government Cash
	Management, Institutional Shares,
	1.85%∞Ω	$13,628,913

Touchstone Impact Bond Fund (Continued)

Market
Value
Total Investment Securities — 99.2%
(Cost $300,313,024)	$311,813,980

Other Assets in Excess of
Liabilities — 0.8%	2,424,095

Net Assets — 100.0%	$314,238,075

(A)	Perpetual Bond - A bond with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2019.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Strip Security -Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Freddie Mac Multifamily Securitization

FRESB - Freddie Mac Multifamily Securitization Small Balance Loan

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority/Agency

HFC - Housing Finance Corporation

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

REIT - Real Estate Investment Trust

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $16,739,456 or 5.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$96,294,261	$—	$96,294,261
U.S. Government Agency Obligations	—	81,856,302	—	81,856,302
Agency Collateralized Mortgage Obligations	—	45,184,645	—	45,184,645
U.S. Government Mortgage-Backed Obligations	—	38,569,377	—	38,569,377
Municipal Bonds	—	18,033,576	—	18,033,576
U.S. Treasury Obligations	—	13,142,165	—	13,142,165
Asset-Backed Securities	—	4,890,655	—	4,890,655
Commercial Mortgage-Backed Security	—	214,086	—	214,086
Short-Term Investment Fund	13,628,913	—	—	13,628,913
Total	$13,628,913	$298,185,067	$—	$311,813,980

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International ESG Equity Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 95.2%

Japan — 18.9%

Communication Services — 3.4%
KDDI Corp.	48,500	$1,265,498

Consumer Discretionary — 4.2%
Sony Corp.	26,900	1,590,010

Industrials — 5.6%
Amada Holdings Co. Ltd.	59,300	642,604
Kinden Corp.	35,400	526,435
Mitsubishi Electric Corp.	70,100	935,145

Information Technology — 2.7%
Kyocera Corp.	16,200	1,010,080

Materials — 1.9%
Toray Industries, Inc.	97,000	722,402

Utilities — 1.1%
Tokyo Gas Co. Ltd.	16,200	409,745
Total Japan		7,101,919

France — 11.1%

Energy — 4.2%
TOTAL SA ADR	30,360	1,578,720

Industrials — 5.9%
Cie de Saint-Gobain	27,680	1,084,854
Schneider Electric SE	12,856	1,124,156

Utilities — 1.0%
Rubis SCA	6,630	385,084
Total France		4,172,814

United Kingdom — 10.9%

Consumer Staples — 5.6%
Reckitt Benckiser Group PLC	15,156	1,183,372
Unilever PLC ADR	15,148	910,395

Financials — 5.3%
Lloyds Banking Group PLC	1,868,779	1,238,852
Prudential PLC	41,803	757,522
Total United Kingdom		4,090,141

Germany — 10.8%

Consumer Discretionary — 2.3%
Continental AG	6,846	878,254

Industrials — 1.8%
KION Group AG	13,207	694,543

Materials — 2.8%
HeidelbergCement AG	14,392	1,039,822
Real Estate — 3.9%
Vonovia SE	28,758	1,459,043
Total Germany		4,071,662

Switzerland — 7.5%

Health Care — 5.3%
Alcon, Inc.*	12,021	701,183
Novartis AG	14,743	1,279,501

Industrials — 2.2%
ABB Ltd. ADR†	41,965	825,451
Total Switzerland		2,806,135

Sweden — 5.6%

Financials — 2.3%
Swedbank AB - Class A	59,780	860,934

Industrials — 3.3%
Alfa Laval AB	28,246	557,127
Epiroc AB - Class A	63,985	692,967
Total Sweden		2,111,028

China — 5.4%

Communication Services — 3.5%
Tencent Holdings Ltd.	31,200	1,305,031

Consumer Discretionary — 1.9%
Shenzhou International Group Holdings Ltd.	54,100	705,751
Total China		2,010,782

Netherlands — 5.0%

Financials — 5.0%
ABN AMRO Group NV, 144a	42,781	754,226
ING Groep NV	106,327	1,110,769
Total Netherlands		1,864,995

Taiwan — 3.5%

Information Technology — 3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	28,462	1,322,914

United States — 2.7%

Consumer Discretionary — 2.7%
Royal Caribbean Cruises Ltd.	9,191	995,661

Canada — 2.2%

Financials — 2.2%
Intact Financial Corp.	8,302	835,558

Hong Kong — 1.8%

Financials — 1.8%
AIA Group Ltd.	70,000	660,173

Touchstone International ESG Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 95.2% (Continued)

India — 1.7%

Financials — 1.7%
ICICI Bank Ltd. ADR	53,927	$656,831

Denmark — 1.5%

Materials — 1.5%
Novozymes A/S - Class B	13,799	580,401

Australia — 1.5%

Consumer Staples — 1.5%
Treasury Wine Estates Ltd.	45,684	573,420

South Korea — 1.5%

Communication Services — 1.5%
KT Corp. ADR	48,918	553,263

Indonesia — 1.4%

Financials — 1.4%
Bank Rakyat Indonesia Persero Tbk PT	1,827,600	530,671

Mexico — 1.3%

Materials — 1.3%
Cemex SAB de CV ADR	123,522	484,206

Brazil — 0.9%

Financials — 0.9%
Itau Unibanco Holding SA ADR	41,183	346,349
Total Common Stocks		$35,768,923

Exchange-Traded Fund — 2.8%

United States — 2.8%
iShares MSCI South Korea ETF	18,642	$1,050,290

Short-Term Investment Funds — 4.2%
Dreyfus Government Cash Management, Institutional Shares, 1.85%∞Ω	769,772	769,772
Invesco Government & Agency Portfolio, Institutional Class, 1.83%**∞Ω	828,520	828,520
Total Short-Term Investment Funds		$1,598,292

Total Investment Securities —102.2%
(Cost $37,044,190)		$38,417,505

Liabilities in Excess of Other Assets — (2.2%)		(837,051)

Net Assets — 100.0%		$37,580,454

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $814,849.

∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

144A - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $754,226 or 2.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone International ESG Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$7,101,919	$—	$7,101,919
France	1,578,720	2,594,094	—	4,172,814
United Kingdom	910,395	3,179,746	—	4,090,141
Germany	878,254	3,193,408	—	4,071,662
Switzerland	825,451	1,980,684	—	2,806,135
Sweden	—	2,111,028	—	2,111,028
China	—	2,010,782	—	2,010,782
Netherlands	754,226	1,110,769	—	1,864,995
Taiwan	1,322,914	—	—	1,322,914
United States	995,661	—	—	995,661
Canada	835,558	—	—	835,558
Hong Kong	—	660,173	—	660,173
India	656,831	—	—	656,831
Denmark	—	580,401	—	580,401
Australia	—	573,420	—	573,420
South Korea	553,263	—	—	553,263
Indonesia	—	530,671	—	530,671
Mexico	484,206	—	—	484,206
Brazil	346,349	—	—	346,349
Exchange-Traded Fund	1,050,290	—	—	1,050,290
Short-Term Investment Funds	1,598,292	—	—	1,598,292
Total	$12,790,410	$25,627,095	$—	$38,417,505

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Mid Cap Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 97.6%

Industrials — 24.5%
Allison Transmission Holdings, Inc.	693,013	$32,606,262
Armstrong World Industries, Inc.	766,081	74,080,033
Cintas Corp.	255,753	68,567,379
Copart, Inc.*	745,858	59,914,773
HD Supply Holdings, Inc.*	1,232,924	48,299,798
Old Dominion Freight Line, Inc.	455,108	77,354,707
Sensata Technologies Holding PLC*	756,338	37,862,280
		398,685,232

Information Technology — 18.5%
Amphenol Corp. - Class A	629,291	60,726,581
CDK Global, Inc.	608,487	29,262,140
Citrix Systems, Inc.	635,036	61,293,675
Entegris, Inc.	1,477,510	69,531,621
Paychex, Inc.	419,278	34,703,640
Skyworks Solutions, Inc.	584,337	46,308,707
		301,826,364

Financials — 14.4%
Alleghany Corp.*	89,074	71,059,674
M&T Bank Corp.	412,829	65,214,597
Moelis & Co. - Class A	1,381,892	45,395,152
T Rowe Price Group, Inc.	468,986	53,581,650
		235,251,073

Materials — 11.9%
AXAlta Coating Systems Ltd.*	1,270,877	38,316,942
Ball Corp.	386,350	28,130,143
NewMarket Corp.	114,602	54,102,458
Vulcan Materials Co.	479,655	72,543,022
		193,092,565

Consumer Discretionary — 11.6%
CarMax, Inc.*	673,743	59,289,384
Dollar Tree, Inc.*	379,228	43,292,669
Hasbro, Inc.	432,487	51,331,882
Penske Automotive Group, Inc.	756,639	35,773,892
		189,687,827

Consumer Staples — 8.1%
Brown-Forman Corp. - Class B	811,951	50,974,284
Lamb Weston Holdings, Inc.	509,866	37,077,456
Post Holdings, Inc.*	413,740	43,790,242
		131,841,982

Real Estate — 3.6%
STORE Capital Corp. REIT	1,558,209	58,292,599

Health Care — 2.5%
Perrigo Co. PLC (Ireland)	724,442	40,489,063

Communication Services — 2.5%
Fox Corp. - Class A	1,280,655	40,385,455
Total Common Stocks		$1,589,552,160

Short-Term Investment Fund — 2.3%
Dreyfus Government Cash Management, Institutional Shares, 1.85%∞Ω	37,813,485	$37,813,485

Total Investment Securities —99.9%
(Cost $1,306,840,382)		$1,627,365,645

Other Assets in Excess of Liabilities — 0.1%		2,338,499

Net Assets — 100.0%		$1,629,704,144

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,589,552,160	$—	$—	$1,589,552,160
Short-Term Investment Fund	37,813,485	—	—	37,813,485
Total	$1,627,365,645	$—	$—	$1,627,365,645

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Mid Cap Value Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 96.6%

Financials — 13.6%
Allstate Corp. (The)	126,529	$13,751,172
Ameriprise Financial, Inc.	93,799	13,797,833
Hartford Financial Services Group, Inc. (The)	213,738	12,954,660
M&T Bank Corp.	43,934	6,940,254
PacWest Bancorp	225,600	8,198,304
Pinnacle Financial Partners, Inc.	189,355	10,745,896
Reinsurance Group of America, Inc.	81,058	12,959,553
Signature Bank	98,192	11,706,450
Sterling Bancorp.	586,956	11,774,337
		102,828,459

Utilities — 11.3%
DTE Energy Co.	103,684	13,785,825
Edison International	123,234	9,294,308
Entergy Corp.	131,582	15,442,464
Evergy, Inc.	310,612	20,674,335
NiSource, Inc.	548,733	16,418,091
Pinnacle West Capital Corp.	101,707	9,872,698
		85,487,721

Consumer Discretionary — 10.8%
Aramark	220,745	9,620,067
BorgWarner, Inc.	202,315	7,420,914
Carter’s, Inc.	96,215	8,775,770
Dollar General Corp.	67,658	10,753,563
Dollar Tree, Inc.*	106,979	12,212,723
LKQ Corp.*	624,080	19,627,316
Michaels Cos., Inc. (The)*†	356,084	3,486,062
Newell Brands, Inc.	500,626	9,371,719
		81,268,134

Real Estate — 10.5%
AGNC Investment Corp.	596,621	9,599,632
Alexandria Real Estate Equities, Inc., REIT	99,730	15,362,409
American Campus Communities, Inc., REIT	263,603	12,674,032
Brixmor Property Group, Inc., REIT	501,724	10,179,980
Equinix, Inc., REIT	20,649	11,910,343
Host Hotels & Resorts, Inc., REIT	465,039	8,040,524
Mid-America Apartment Communities, Inc., REIT	89,845	11,680,748
		79,447,668

Consumer Staples — 10.4%
Constellation Brands, Inc. - Class A	47,229	9,789,627
Darling Ingredients, Inc.*	746,655	14,283,510
Hain Celestial Group, Inc. (The)*	436,609	9,376,178
Ingredion, Inc.	74,248	6,069,032
Kroger Co. (The)	430,356	11,094,578
TreeHouse Foods, Inc.*	321,376	17,820,299
Tyson Foods, Inc. - Class A	120,379	10,369,447
		78,802,671

Information Technology — 10.0%
Conduent, Inc.*	844,408	5,252,218
Fidelity National Information Services, Inc.	84,868	11,267,076
Leidos Holdings, Inc.	183,424	15,752,453
MACOM Technology Solutions Holdings, Inc.*	736,985	15,841,493
PTC, Inc.*	113,789	7,758,134
Qorvo, Inc.*	121,697	9,022,616
Synopsys, Inc.*	78,642	10,793,615
		75,687,605

Materials — 9.8%
Allegheny Technologies, Inc.*	270,193	5,471,408
Berry Global Group, Inc.*	238,780	9,376,891
FMC Corp.	145,641	12,769,803
Livent Corp.*	1,007,125	6,737,666
Olin Corp.	327,307	6,127,187
RPM International, Inc.	185,840	12,787,650
Scotts Miracle-Gro Co. (The)	81,937	8,342,825
Valvoline, Inc.	568,064	12,514,450
		74,127,880

Industrials — 8.8%
Aercap Holdings N.V. (Ireland)*	215,276	11,786,361
Clean Harbors, Inc.*	153,549	11,853,983
Dover Corp.	75,786	7,545,254
Parker-Hannifin Corp.	39,760	7,181,054
Regal-Beloit Corp.	148,716	10,833,961
Snap-on, Inc.	63,484	9,937,785
Stericycle, Inc.*	151,352	7,708,357
		66,846,755

Health Care — 8.5%
AmerisourceBergen Corp.	60,629	4,991,586
Centene Corp.*	240,296	10,395,205
Charles River Laboratories International, Inc.*	52,501	6,949,557
DENTSPLY SIRONA, Inc.	230,213	12,272,655
Encompass Health Corp.	202,315	12,802,493
Patterson Cos., Inc.	256,573	4,572,131
Quest Diagnostics, Inc.	115,766	12,390,435
		64,374,062

Energy — 2.9%
Cimarex Energy Co.	138,392	6,634,512
Diamondback Energy, Inc.	110,494	9,934,516
EQT Corp.	253,498	2,697,219
Equitrans Midstream Corp.	156,185	2,272,492
		21,538,739
Total Common Stocks		$730,409,694

Exchange-Traded Fund — 1.0%
iShares Russell Mid-Cap Value ETF	83,474	$7,487,618

Touchstone Mid Cap Value Fund (Continued)

		Market
	Shares	Value
Short-Term Investment Funds — 2.4%
Dreyfus Government Cash Management, Institutional Shares, 1.85%∞Ω	18,016,347	$18,016,347
Invesco Government & Agency Portfolio, Institutional Class, 1.83%**∞Ω	32,670	32,670
Total Short-Term Investment Funds		$18,049,017

Total Investment Securities —100.0%
(Cost $664,861,458)		$755,946,329

Liabilities in Excess of Other Assets — 0.0%		(97,198)

Net Assets — 100.0%		$755,849,131

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $32,307

∞ Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$730,409,694	$—	$—	$730,409,694
Exchange-Traded Fund	7,487,618	—	—	7,487,618
Short-Term Investment Funds	18,049,017	—	—	18,049,017
Total	$755,946,329	$—	$—	$755,946,329

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Sands Capital Select Growth Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 96.0%

Information Technology — 36.2%
Adobe, Inc.*	256,460	$70,847,075
Atlassian Corp. PLC (Australia) - Class A*	177,694	22,289,935
Intuit, Inc.	155,885	41,456,057
Microsoft Corp.	327,490	45,530,935
Palo Alto Networks, Inc.*	71,557	14,585,463
salesforce.com, Inc.*	446,975	66,348,969
ServiceNow, Inc.*	479,209	121,647,205
Texas Instruments, Inc.	215,712	27,878,619
Twilio, Inc. - Class A*	200,868	22,087,445
Visa, Inc. - Class A	865,476	148,870,527
Workday, Inc. - Class A*	172,666	29,346,313
		610,888,543

Communication Services — 20.5%
Activision Blizzard, Inc.	553,218	29,276,297
Alphabet, Inc. - Class A*	76,966	93,986,261
Alphabet, Inc. - Class C*	5,141	6,266,879
Facebook, Inc. - Class A*	375,563	66,880,259
Match Group, Inc.†	936,298	66,889,129
Netflix, Inc.*	307,449	82,279,501
		345,578,326

Health Care — 16.3%
ABIOMED, Inc.*	97,667	17,373,983
Align Technology, Inc.*	163,236	29,532,657
BioMarin Pharmaceutical, Inc.*	331,482	22,341,887
Edwards Lifesciences Corp.*	372,096	81,827,631
Illumina, Inc.*	199,740	60,764,903
Mirati Therapeutics, Inc.*	128,863	10,039,716
Sarepta Therapeutics, Inc.*	186,455	14,043,791
Zoetis, Inc.	315,838	39,350,256
		275,274,824

Consumer Discretionary — 14.6%
Alibaba Group Holding Ltd.
(China) ADR*	421,222	70,440,955
Amazon.com, Inc.*	77,684	134,852,432
Floor & Decor Holdings, Inc. - Class A*	817,817	41,831,340
		247,124,727

Industrials — 4.9%
CoStar Group, Inc.*	140,588	83,396,802

Consumer Staples — 3.5%
Monster Beverage Corp.*	1,016,486	59,017,177
Total Common Stocks		$1,621,280,399

Short-Term Investment Funds — 8.1%
Dreyfus Government Cash
Management, Institutional Shares, 1.85%∞Ω	69,944,632	69,944,632
Invesco Government & Agency
Portfolio, Institutional Class, 1.83%**∞Ω	65,735,696	65,735,696
Total Short-Term Investment Funds		$135,680,328

Total Investment Securities —104.1%
(Cost $958,721,129)		$1,756,960,727

Liabilities in Excess of Other Assets — (4.1%)		(68,607,398)

Net Assets — 100.0%		$1,688,353,329

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $63,544,666.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,621,280,399	$—	$—	$1,621,280,399
Short-Term Investment Funds	135,680,328	—	—	135,680,328
Total	$1,756,960,727	$—	$—	$1,756,960,727

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Cap Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 97.0%

Industrials — 25.1%
Armstrong World Industries, Inc.	34,428	$3,329,188
GATX Corp.	38,264	2,966,608
Kaman Corp.	48,925	2,909,080
Landstar System, Inc.	38,970	4,387,243
Masonite International Corp.*	33,814	1,961,212
Matson, Inc.	46,544	1,745,865
UniFirst Corp.	12,173	2,375,196
		19,674,392

Consumer Discretionary — 15.2%
Churchill Downs, Inc.	28,577	3,527,974
LCI Industries	16,665	1,530,680
Penske Automotive Group, Inc.	61,823	2,922,991
Sturm Ruger & Co., Inc.	34,725	1,450,116
Tempur Sealy International, Inc.*	32,615	2,517,878
		11,949,639

Financials — 14.6%
Atlantic Union Bankshares Corp.	70,309	2,618,659
Eaton Vance Corp.	44,740	2,010,168
MBIA, Inc.*	140,326	1,295,209
Moelis & Co. - Class A	70,443	2,314,053
White Mountains Insurance Group Ltd.	2,992	3,231,360
		11,469,449

Materials — 13.6%
GCP Applied Technologies, Inc.*	98,437	1,894,912
Ingevity Corp.*	38,355	3,254,038
NewMarket Corp.	9,985	4,713,819
Tredegar Corp.	41,706	814,101
		10,676,870

Real Estate — 9.3%
Alexander & Baldwin, Inc. REIT	121,559	2,979,411
First Industrial Realty Trust, Inc. REIT	94,925	3,755,233
Tejon Ranch Co.*	32,210	546,604
		7,281,248

Information Technology — 7.4%
Entegris, Inc.	62,694	2,950,380
Versum Materials, Inc.	54,103	2,863,672
		5,814,052

Consumer Staples — 4.5%
Energizer Holdings, Inc.	33,928	1,478,582
PriceSmart, Inc.	29,052	2,065,597
		3,544,179

Energy — 2.8%
Dril-Quip, Inc.*	43,090	2,162,256

Communication Services — 2.4%
MSG Networks, Inc., Class A*†	118,325	1,919,231

Health Care — 2.1%
Bruker Corp.	37,998	1,669,252
Total Common Stocks		76,160,568

Short-Term Investment Funds — 5.3%
Dreyfus Government Cash
Management, Institutional Shares, 1.85%∞Ω	2,716,769	2,716,769
Invesco Government & Agency
Portfolio, Institutional Class, 1.83%**∞Ω	1,471,270	1,471,270
Total Short-Term Investment Funds		$4,188,039
Total Investment Securities —102.3%
(Cost $57,919,742)		$80,348,607

Liabilities in Excess of Other Assets — (2.3%)		(1,843,107)

Net Assets — 100.0%		$78,505,500

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $1,428,982.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviation:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$76,160,568	$—	$—	$76,160,568
Short-Term Investment Funds	4,188,039	—	—	4,188,039
Total	$80,348,607	$—	$—	$80,348,607

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Cap Value Fund – September 30, 2019

		Market
	Shares	Value
Common Stocks — 97.0%

Industrials — 21.9%
Actuant Corp. - Class A	27,243	$597,711
Altra Industrial Motion Corp.	25,095	695,006
BWX Technologies, Inc.	23,800	1,361,598
CIRCOR International, Inc.*	17,817	669,028
Clean Harbors, Inc.*	14,799	1,142,483
EMCOR Group, Inc.	8,175	704,031
EnPro Industries, Inc.	14,062	965,356
Generac Holdings, Inc.*	17,178	1,345,725
Hexcel Corp.	9,614	789,598
Huron Consulting Group, Inc.*	22,339	1,370,274
ITT, Inc.	23,020	1,408,594
Kelly Services, Inc. - Class A	25,192	610,150
Korn/Ferry International	24,726	955,413
Masonite International Corp.*	9,753	565,674
Matthews International Corp. - Class A	16,592	587,191
Milacron Holdings Corp.*	85,121	1,418,967
Regal Beloit Corp.	13,190	960,891
SPX FLOW, Inc.*	10,490	413,935
Standex International Corp.	13,786	1,005,551
Team, Inc.*	74,149	1,338,389
TriMas Corp.*	27,462	841,710
		19,747,275

Financials — 19.1%
Banc of California, Inc.	43,909	620,873
Bank of NT Butterfield & Son Ltd. (The)
(Bermuda)	37,381	1,107,973
BankUnited, Inc.	41,793	1,405,081
Blackstone Mortgage Trust, Inc.
- Class A REIT	51,039	1,829,748
Dynex Capital, Inc. REIT	33,055	488,553
Eagle Bancorp, Inc.	11,782	525,713
First Horizon National Corp.	72,132	1,168,538
FNB Corp.	164,732	1,899,360
Hanover Insurance Group, Inc. (The)	4,196	568,726
IBERIABANK Corp.	23,346	1,763,557
MGIC Investment Corp.	69,570	875,191
ProAssurance Corp.	35,945	1,447,505
Sterling Bancorp.	108,376	2,174,023
TCF Financial Corp.	7,908	301,058
Univest Financial Corp.	41,897	1,068,793
		17,244,692

Information Technology — 12.0%
Belden, Inc.	11,615	619,544
CACI International, Inc. - Class A*	8,419	1,946,978
Conduent, Inc.*	104,418	649,480
ExlService Holdings, Inc.*	19,265	1,289,984
MACOM Technology Solutions
Holdings, Inc.*	106,922	2,298,288
ManTech International Corp. - Class A	20,714	1,479,187
Semtech Corp.*	9,911	481,774
Viavi Solutions, Inc.*	108,714	1,522,540
Virtusa Corp.*	14,901	536,734
		10,824,509

Materials — 10.6%
Allegheny Technologies, Inc.*	41,866	847,787
Cabot Corp.	9,058	410,509
HB Fuller Co.	17,203	800,972
Ingevity Corp.*	7,835	664,721
Livent Corp.*	122,425	819,023
Olin Corp.	42,853	802,208
Owens-Illinois, Inc.	51,578	529,706
Sensient Technologies Corp.	20,763	1,425,380
Silgan Holdings, Inc.	24,326	730,632
Valvoline, Inc.	66,945	1,474,798
WR Grace & Co.	16,413	1,095,732
		9,601,468

Consumer Staples — 10.5%
Cal-Maine Foods, Inc.	22,567	901,664
Darling Ingredients, Inc.*	91,424	1,748,941
Hain Celestial Group, Inc. (The)*	53,040	1,139,034
Hostess Brands, Inc.*	87,059	1,217,520
Performance Food Group Co.*	21,275	978,863
Sanderson Farms, Inc.	4,586	693,999
Spectrum Brands Holdings, Inc.	12,160	641,075
TreeHouse Foods, Inc.*	39,157	2,171,256
		9,492,352

Consumer Discretionary — 6.5%
Callaway Golf Co.	45,064	874,692
Carter’s, Inc.	9,986	910,823
Michaels Cos., Inc. (The)*†	37,991	371,932
Murphy USA, Inc.*	25,806	2,201,252
Oxford Industries, Inc.	9,515	682,226
Steven Madden Ltd.	15,875	568,166
Vista Outdoor, Inc.*	42,796	264,907
		5,873,998

Utilities — 5.1%
Black Hills Corp.	11,266	864,440
Hawaiian Electric Industries, Inc.	19,095	870,923
IDACORP, Inc.	9,322	1,050,310
Portland General Electric Co.	31,441	1,772,329
		4,558,002

Real Estate — 4.2%
Americold Realty Trust REIT	25,906	960,335
Columbia Property Trust, Inc. REIT	50,749	1,073,341
Corporate Office Properties Trust REIT	37,822	1,126,339
Lexington Realty Trust REIT	63,061	646,375
		3,806,390

Health Care — 2.6%
Integra LifeSciences Holdings Corp.*	8,257	495,998
Patterson Cos., Inc.	29,044	517,564
Prestige Consumer Healthcare, Inc.*	38,174	1,324,256
		2,337,818

Portfolio of Investments

Touchstone Small Cap Value Fund (Continued)

		Market
	Shares	Value
Common Stocks — 97.0% (Continued)

Communication Services — 2.3%
Cogent Communications Holdings, Inc.	13,385	$737,514
Nexstar Media Group, Inc. - Class A	12,715	1,300,872
		2,038,386

Energy — 2.2%
Callon Petroleum Co.*†	112,043	486,267
Carrizo Oil & Gas, Inc.*	49,728	426,915
DMC Global, Inc.	10,377	456,380
Select Energy Services, Inc. - Class A*	37,505	324,793
SRC Energy, Inc.*	57,394	267,456
		1,961,811
Total Common Stocks		$87,486,701

Exchange-Traded Fund — 0.7%
iShares Russell 2000 Value ETF	5,280	$630,485

Short-Term Investment Funds — 1.7%
Dreyfus Government Cash
Management, Institutional Shares, 1.85%∞Ω	676,511	676,511
Invesco Government & Agency
Portfolio, Institutional Class, 1.83%**∞Ω	899,120	899,120
Total Short-Term Investment Funds		$1,575,631

Total Investment Securities —99.4%
(Cost $85,154,163)		$89,692,817

Other Assets in Excess of Liabilities — 0.6%		509,130

Net Assets — 100.0%		$90,201,947

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $849,506.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$87,486,701	$—	$—	$87,486,701
Exchange-Traded Fund	630,485	—	—	630,485
Short-Term Investment Funds	1,575,631	—	—	1,575,631
Total	$89,692,817	$—	$—	$89,692,817

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2019

Principal		Market
Amount		Value
	Asset-Backed Securities — 39.9%
$3,169,519	Accredited Mortgage Loan Trust, Ser
	2005-1, Class M1, (1M LIBOR
	+0.705%), 2.723%, 4/25/35(A)	$3,172,656
5,490,000	ALM XVI Ltd./ALM XVI LLC (Cayman
	Islands), Ser 2015-16A, Class AAR2,
	144a, (3M LIBOR +0.900%),
	3.203%, 7/15/27(A)	5,491,323
795,196	American Credit Acceptance
	Receivables Trust, Ser 2016-1A,
	Class C, 144a, 5.550%, 6/13/22	795,217
4,800,000	American Credit Acceptance
	Receivables Trust, Ser 2016-4, Class
	D, 144a, 4.110%, 4/12/23	4,839,348
3,650,000	American Credit Acceptance
	Receivables Trust, Ser 2017-1, Class
	D, 144a, 3.540%, 3/13/23	3,681,755
1,100,279	American Credit Acceptance
	Receivables Trust, Ser 2017-4, Class
	C, 144a, 2.940%, 1/10/24	1,102,190
3,879,856	American Credit Acceptance
	Receivables Trust, Ser 2018-4, Class
	A, 144a, 3.380%, 12/13/21	3,887,203
2,962,321	AmeriCredit Automobile Receivables
	Trust, Ser 2015-2, Class D,
	3.000%, 6/8/21	2,962,943
1,816,852	AmeriCredit Automobile Receivables
	Trust, Ser 2015-3, Class C,
	2.730%, 3/8/21	1,817,351
410,302	Ascentium Equipment Receivables
	Trust, Ser 2017-2A, Class A2, 144a,
	2.000%, 5/11/20	410,236
3,290,833	Avis Budget Rental Car Funding
	AESOP LLC, Ser 2014-2A, Class A,
	144a, 2.500%, 2/20/21	3,292,057
7,466,667	Avis Budget Rental Car Funding
	AESOP LLC, Ser 2014-2A, Class B,
	144a, 3.290%, 2/20/21	7,473,496
1,500,000	Avis Budget Rental Car Funding
	AESOP LLC, Ser 2015-2A, Class C,
	144a, 3.930%, 12/20/21	1,510,283
2,067,273	Bear Stearns Asset Backed Securities
	Trust, Ser 2005-SD2, Class 1M1, (1M
	LIBOR +0.650%), 2.668%, 3/25/35(A)	2,066,921
10,900,000	BSPRT Issuer Ltd. (Cayman Islands), Ser
	2018-FL4, Class A, 144a, (1M LIBOR
	+1.050%), 3.078%, 9/15/35(A)	10,903,538
299,724	Carnow Auto Receivables Trust, Ser
	2017-1A, Class A, 144a,
	2.920%, 9/15/22	299,718
6,000,000	Carvana Auto Receivables Trust, Ser
	2019-3A, Class A2, 144a,
	2.420%, 4/15/22	6,003,737
41,223	Cazenovia Creek Funding I LLC, Ser
	2015-1A, Class A, 144a,
	2.000%, 12/10/23	41,188
1,021,377	CCG Receivables Trust, Ser 2017-1,
	Class A2, 144a, 1.840%, 11/14/23	1,019,816
7,590,000	Cedar Funding II CLO Ltd. (Cayman
	Islands), Ser 2013-1A, Class AFR,
	144a, 3.020%, 6/9/30	7,586,615
1,070,566	Chrysler Capital Auto Receivables
	Trust, Ser 2015-BA, Class C, 144a,
	3.260%, 4/15/21	1,071,054
4,750,000	CIFC Funding Ltd. (Cayman Islands),
	Ser 2012-2RA, Class A1, 144a, (3M
	LIBOR +0.800%), 3.078%, 1/20/28(A)	4,734,387
2,910,000	CNH Equipment Trust, Ser 2015-C,
	Class B, 2.400%, 2/15/23	2,909,710
1,458,697	Conn’s Receivables Funding, Ser
	2018-A, Class A, 144a,
	3.250%, 1/15/23	1,463,930
494,807	CPS Auto Receivables Trust, Ser
	2014-C, Class C, 144a,
	3.770%, 8/17/20	494,870
3,035,000	CPS Auto Receivables Trust, Ser
	2014-D, Class D, 144a,
	5.330%, 11/16/20	3,047,021
5,518,567	Credit Acceptance Auto Loan Trust,
	Ser 2016-3A, Class B, 144a,
	2.940%, 10/15/24	5,524,054
101,449	Dell Equipment Finance Trust, Ser
	2017-1, Class A3, 144a,
	2.140%, 4/22/22	101,433
1,700,000	Dell Equipment Finance Trust, Ser
	2017-1, Class B, 144a,
	2.520%, 4/22/22	1,699,850
12,661,600	Domino’s Pizza Master Issuer LLC, Ser
	2017-1A, Class A2I, 144a, (3M LIBOR
	+1.250%), 3.526%, 7/25/47(A)	12,661,727
1,594,892	Drive Auto Receivables Trust, Ser
	2015-CA, Class D, 144a,
	4.200%, 9/15/21	1,596,073
6,303,656	Drive Auto Receivables Trust, Ser
	2016-BA, Class D, 144a,
	4.530%, 8/15/23	6,398,281
9,695,000	Drive Auto Receivables Trust, Ser
	2017-3, Class D, 144a,
	3.530%, 12/15/23	9,803,939
2,334,335	Drive Auto Receivables Trust, Ser
	2017-AA, Class C, 144a,
	2.980%, 1/18/22	2,336,677
12,868,000	Drive Auto Receivables Trust, Ser
	2017-BA, Class E, 144a,
	5.300%, 7/15/24	13,297,834
4,973,639	DT Auto Owner Trust, Ser 2015-3A,
	Class D, 144a, 4.530%, 10/17/22	4,978,409
2,812,436	DT Auto Owner Trust, Ser 2016-1A,
	Class D, 144a, 4.660%, 12/15/22	2,826,277
7,187,473	DT Auto Owner Trust, Ser 2016-3A,
	Class D, 144a, 4.520%, 6/15/23	7,230,781
5,532,266	DT Auto Owner Trust, Ser 2016-4A,
	Class D, 144a, 3.770%, 10/17/22	5,560,955

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Asset-Backed Securities — 39.9% (Continued)
$595,980	DT Auto Owner Trust, Ser 2017-1A,
	Class C, 144a, 2.700%, 11/15/22	$596,095
4,030,150	DT Auto Owner Trust, Ser 2019-3A,
	Class A, 144a, 2.550%, 8/15/22	4,033,885
5,045,847	Elara HGV Timeshare Issuer, Ser
	2016-A, Class A, 144a,
	2.730%, 4/25/28	5,047,933
337,348	Elara HGV Timeshare Issuer LLC, Ser
	2014-A, Class A, 144a,
	2.530%, 2/25/27	337,161
809,251	Exeter Automobile Receivables Trust,
	Ser 2015-3A, Class C, 144a,
	4.830%, 8/16/21	811,358
69,503	Exeter Automobile Receivables Trust,
	Ser 2017-3A, Class A, 144a,
	2.050%, 12/15/21	69,490
2,750,000	Exeter Automobile Receivables Trust,
	Ser 2018-3A, Class B, 144a,
	3.460%, 10/17/22	2,768,982
3,487,307	Exeter Automobile Receivables Trust,
	Ser 2019-2A, Class A, 144a,
	2.930%, 7/15/22	3,500,822
2,745,000	First Investors Auto Owner Trust, Ser
	2015-1A, Class D, 144a,
	3.590%, 1/18/22	2,746,356
865,952	Flagship Credit Auto Trust, Ser 2015-1,
	Class C, 144a, 3.760%, 6/15/21	867,519
59,082	Flagship Credit Auto Trust, Ser 2016-3,
	Class B, 144a, 2.430%, 6/15/21	59,083
4,900,000	Flagship Credit Auto Trust, Ser 2016-3,
	Class C, 144a, 2.720%, 7/15/22	4,908,193
1,061,207	Flagship Credit Auto Trust, Ser 2016-4,
	Class B, 144a, 2.410%, 10/15/21	1,060,991
2,573,698	Foursight Capital Automobile
	Receivables Trust, Ser 2018-2, Class
	A2, 144a, 3.320%, 4/15/22	2,584,117
3,217,875	GLS Auto Receivables Issuer Trust, Ser
	2019-1A, Class A, 144a,
	3.370%, 1/17/23	3,243,197
5,778,657	GLS Auto Receivables Issuer Trust, Ser
	2019-2A, Class A, 144a,
	3.060%, 4/17/23	5,813,904
8,617,884	GLS Auto Receivables Issuer Trust, Ser
	2019-3A, Class A, 144a,
	2.580%, 7/17/23	8,618,169
1,587,019	GLS Auto Receivables Trust, Ser
	2016-1A, Class C, 144a,
	6.900%, 10/15/21	1,616,300
3,168,338	GLS Auto Receivables Trust, Ser
	2018-1A, Class A, 144a,
	2.820%, 7/15/22	3,177,062
2,656,925	GLS Auto Receivables Trust, Ser
	2018-2A, Class A, 144a,
	3.250%, 4/18/22	2,663,977
1,839,252	GLS Auto Receivables Trust, Ser
	2018-3A, Class A, 144a,
	3.350%, 8/15/22	1,847,917
4,790,000	Grand Avenue CRE, Ser 2019-FL1,
	Class A, 144a, (1M LIBOR +1.120%),
	3.148%, 6/15/37(A)	4,805,961
3,487,358	GreatAmerica Leasing Receivables
	Funding LLC, Ser 2016-1, Class A4,
	144a, 1.990%, 4/20/22	3,485,742
10,111,860	Hardee’s Funding LLC, Ser 2018-1A,
	Class A2I, 144a, 4.250%, 6/20/48	10,257,269
4,250,000	Hertz Vehicle Financing II LP, Ser
	2015-1A, Class A, 144a,
	2.730%, 3/25/21	4,255,966
8,150,000	Hertz Vehicle Financing II LP, Ser
	2015-1A, Class B, 144a,
	3.520%, 3/25/21	8,180,430
6,300,000	Hertz Vehicle Financing II LP, Ser
	2015-3A, Class B, 144a,
	3.710%, 9/25/21	6,350,486
3,314,000	Hertz Vehicle Financing II LP, Ser
	2016-2A, Class B, 144a,
	3.940%, 3/25/22	3,364,531
6,420,000	Hertz Vehicle Financing II LP, Ser
	2017-1A, Class B, 144a,
	3.560%, 10/25/21	6,466,152
3,073,777	Home Equity Asset Trust, Ser 2005-3,
	Class M4, (1M LIBOR +0.640%),
	2.658%, 8/25/35(A)	3,097,074
1,768,122	Home Equity Asset Trust, Ser 2005-8,
	Class M1, (1M LIBOR +0.430%),
	2.448%, 2/25/36(A)	1,773,326
8,249,640	Jimmy Johns Funding LLC, Ser
	2017-1A, Class A2I, 144a,
	3.610%, 7/30/47	8,311,430
1,055,165	Mid-State Capital Trust, Ser 2010-1,
	Class M, 144a, 5.250%, 12/15/45	1,101,445
373,174	Morgan Stanley ABS Capital I, Inc.
	Trust, Ser 2006-NC1, Class A4, (1M
	LIBOR +0.300%),
	2.318%, 12/25/35(A)	373,485
2,568,747	New Century Home Equity Loan Trust,
	Ser 2005-B, Class A2D, (1M LIBOR
	+0.400%), 2.418%, 10/25/35(A)	2,576,180
15,218,868	OCP CLO Ltd. (Cayman Islands), Ser
	2015-8A, Class A1R, 144a, (3M
	LIBOR +0.850%), 3.153%, 4/17/27(A)	15,219,005
9,630,000	OneMain Direct Auto Receivables
	Trust, Ser 2017-2A, Class E, 144a,
	4.740%, 11/14/25	9,785,592
631,253	OneMain Financial Issuance Trust, Ser
	2015-1A, Class C, 144a,
	5.120%, 3/18/26	633,131

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 39.9% (Continued)
375,623	Orange Lake Timeshare Trust, Ser
	2014-AA, Class A, 144a,
	2.290%, 7/9/29	$374,298
3,911,483	Palmer Square Loan Funding Ltd.
	(Cayman Islands), Ser 2018-4A,
	Class A1, 144a, (3M LIBOR +0.900%),
	3.058%, 11/15/26(A)	3,912,222
6,782,092	Palmer Square Loan Funding Ltd.
	(Cayman Islands), Ser 2019-1A,
	Class A1, 144a, (3M LIBOR +1.050%),
	3.328%, 4/20/27(A)	6,783,346
657,123	RAAC Trust, Ser 2006-RP4, Class A,
	144a, (1M LIBOR +0.290%),
	2.308%, 1/25/46(A)	657,038
2,049,125	RAAC Trust, Ser 2006-SP4, Class M1,
	(1M LIBOR +0.340%),
	2.358%, 11/25/36(A)	2,048,728
3,927,056	Rockwall CDO II Ltd. (Cayman Islands),
	Ser 2007-1A, Class A3L, 144a, (3M
	LIBOR +1.000%), 3.253%, 8/1/24(A)	3,927,009
356,348	Santander Drive Auto Receivables
	Trust, Ser 2015-2, Class D,
	3.020%, 4/15/21	356,476
526,731	Sierra Timeshare Receivables Funding
	LLC, Ser 2015-1A, Class A, 144a,
	2.400%, 3/22/32	526,560
2,394,248	Sierra Timeshare Receivables Funding
	LLC, Ser 2016-3A, Class B, 144a,
	2.630%, 10/20/33	2,386,303
3,186,400	Structured Asset Investment Loan
	Trust, Ser 2005-1, Class M2, 144a,
	(1M LIBOR +0.720%),
	2.738%, 2/25/35(A)	3,189,207
4,274,494	Tesla Auto Lease Trust, Ser 2018-B,
	Class A, 144a, 3.710%, 8/20/21	4,343,318
2,103,134	TLF National Tax Lien Trust, Ser
	2017-1A, Class A, 144a,
	3.090%, 12/15/29	2,103,184
1,365,862	Towd Point Mortgage Trust, Ser
	2015-4, Class A1B, 144a,
	2.750%, 4/25/55(A)(B)	1,365,151
5,707,041	Towd Point Mortgage Trust, Ser
	2017-5, Class A1, 144a, (1M LIBOR
	+0.600%), 2.618%, 2/25/57(A)	5,685,094
9,822,082	Towd Point Mortgage Trust, Ser
	2018-SJ1, Class A1, 144a,
	4.000%, 10/25/58(A)(B)	9,906,203
7,977,364	Towd Point Mortgage Trust, Ser
	2019-HY1, Class A1, 144a, (1M
	LIBOR +1.000%),
	3.018%, 10/25/48(A)	8,009,238
5,500,000	Towd Point Mortgage Trust, Ser
	2019-MH1, Class A1, 144a,
	3.000%, 11/25/58(A)(B)	5,535,023
4,592,227	Towd Point Mortgage Trust, Ser
	2019-SJ1, Class A1, 144a,
	3.750%, 11/25/58(A)(B)	4,630,214
1,860,000	United Auto Credit Securitization
	Trust, Ser 2018-1, Class D, 144a,
	3.520%, 11/10/22	1,869,179
1,800,000	United Auto Credit Securitization
	Trust, Ser 2018-2, Class C, 144a,
	3.780%, 5/10/23	1,814,125
11,568,274	Venture XII CLO Ltd. (Cayman Islands),
	Ser 2012-12A, Class ARR, 144a, (3M
	LIBOR +0.800%), 2.944%, 2/28/26(A)	11,532,401
1,035,038	Welk Resorts LLC, Ser 2013-AA, Class
	A, 144a, 3.100%, 3/15/29	1,034,177
5,566,016	Westlake Automobile Receivables
	Trust, Ser 2016-2A, Class D, 144a,
	4.100%, 6/15/21	5,577,030
460,622	Westlake Automobile Receivables
	Trust, Ser 2016-3A, Class C, 144a,
	2.460%, 1/18/22	460,637
9,115,000	Westlake Automobile Receivables
	Trust, Ser 2016-3A, Class D, 144a,
	3.580%, 1/18/22	9,145,535
2,611,000	Westlake Automobile Receivables
	Trust, Ser 2017-1A, Class D, 144a,
	3.460%, 10/17/22	2,626,756
	Total Asset-Backed Securities	$402,303,021

	Corporate Bonds — 33.6%

	Financials — 10.8%
5,000,000	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust (Ireland),
	4.250%, 7/1/20	5,068,689
7,000,000	BB&T Corp. MTN, 2.150%, 2/1/21	7,011,512
2,933,000	Citibank NA, (3M LIBOR +0.350%),
	2.531%, 2/12/21(A)	2,936,188
11,500,000	Citibank NA, (3M LIBOR +0.600%),
	2.736%, 5/20/22(A)	11,518,633
5,015,000	Citizens Bank NA/Providence RI, (3M
	LIBOR +0.810%), 2.942%, 5/26/22(A)	5,024,124
5,000,000	Credit Agricole SA (France), 144a,
	2.750%, 6/10/20	5,018,295
300,000	Credit Suisse Group Funding
	Guernsey Ltd. (Guernsey), 144a,
	3.125%, 12/10/20	302,813
8,199,000	Huntington Bancshares, Inc.,
	7.000%, 12/15/20	8,651,480
1,306,000	Lloyds Bank PLC (United Kingdom)
	MTN, 144a, 5.800%, 1/13/20	1,319,035
10,000,000	Morgan Stanley, (SOFR +0.830%),
	2.770%, 6/10/22(A)	10,028,782
7,200,000	New York Life Global Funding, 144a,
	(3M LIBOR +0.440%),
	2.780%, 7/12/22(A)	7,219,221
2,056,000	Reliance Standard Life Global Funding
	II, 144a, 2.500%, 1/15/20	2,057,519
10,000,000	Royal Bank of Canada (Canada) MTN,
	(3M LIBOR +0.300%),
	2.578%, 7/22/20(A)	10,020,136
1,103,000	SBA Tower Trust, 144a, 2.877%, 7/9/21	1,106,726

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 33.6% (Continued)
	Financials—(Continued)
$1,000,000	SBA Tower Trust, 144a,
	3.156%, 10/8/20	$1,001,072
5,825,000	Sparta Agency, Inc.,
	2.250%, 12/1/23(A)(B)	5,825,000
4,500,000	SunTrust Bank/Atlanta GA, (3M LIBOR
	+0.590%), 2.714%, 5/17/22(A)	4,511,304
10,000,000	Toronto-Dominion Bank (The)
	(Canada) MTN, (3M LIBOR +0.300%),
	2.700%, 7/30/21(A)(B)	10,000,260
5,500,000	Wells Fargo Bank NA, (SOFR +0.480%),
	2.330%, 3/25/20(A)	5,504,950
4,550,000	Zions Bancorp NA, 3.500%, 8/27/21	4,649,366
		108,775,105

	Consumer Staples — 4.3%
1,475,000	Conagra Brands, Inc., (3M LIBOR
	+0.750%), 3.028%, 10/22/20(A)	1,475,302
3,000,000	Constellation Brands, Inc., (3M LIBOR
	+0.700%), 2.858%, 11/15/21(A)	3,000,004
4,600,000	Danone SA (France), 144a,
	1.691%, 10/30/19	4,597,838
3,925,000	General Mills, Inc., (3M LIBOR
	+0.540%), 2.862%, 4/16/21(A)	3,933,911
10,211,000	Grupo Bimbo SAB de CV (Mexico),
	144a, 4.875%, 6/30/20	10,388,033
6,800,000	Kraft Heinz Foods Co., (3M LIBOR
	+0.570%), 2.751%, 2/10/21(A)	6,785,301
4,793,000	Mondelez International, Inc.,
	5.375%, 2/10/20	4,845,607
1,570,000	Reckitt Benckiser Treasury Services
	PLC (United Kingdom), 144a, (3M
	LIBOR +0.560%), 2.695%, 6/24/22(A)	1,564,561
3,200,000	Tyson Foods, Inc., (3M LIBOR
	+0.550%), 2.682%, 6/2/20(A)	3,202,103
3,200,000	Woolworths Group Ltd. (Australia),
	144a, 4.000%, 9/22/20	3,244,426
		43,037,086

	Industrials — 3.7%
9,700,000	Eaton Electric Holdings LLC,
	3.875%, 12/15/20	9,834,718
3,150,000	Holcim US Finance Sarl & Cie SCS
	(Luxembourg), 144a,
	6.000%, 12/30/19	3,174,905
7,175,000	Keysight Technologies, Inc.,
	3.300%, 10/30/19	7,176,343
6,875,000	Martin Marietta Materials, Inc., (3M
	LIBOR +0.650%), 2.800%, 5/22/20(A)	6,884,440
2,500,000	Molex Electronic Technologies LLC,
	144a, 2.878%, 4/15/20	2,504,034
8,156,000	Vulcan Materials Co., (3M LIBOR
	+0.650%), 2.782%, 3/1/21(A)	8,162,742
		37,737,182

	Consumer Discretionary — 3.5%
10,700,000	American Honda Finance Corp. MTN,
	(3M LIBOR +0.350%),
	2.488%, 6/11/21(A)	10,719,415
6,300,000	General Motors Co., (3M LIBOR
	+0.800%), 3.009%, 8/7/20(A)	6,311,739
2,040,000	Harley-Davidson Financial Services,
	Inc., 144a, 2.150%, 2/26/20	2,036,216
3,161,000	Hyundai Capital America, 144a,
	2.750%, 9/18/20	3,167,172
5,360,000	Hyundai Capital America, 144a,
	3.000%, 10/30/20	5,385,437
500,000	Volkswagen Group of America
	Finance LLC, 144a,
	2.450%, 11/20/19	500,010
6,800,000	Volkswagen Group of America
	Finance LLC, 144a,
	3.875%, 11/13/20	6,910,815
		35,030,804

	Utilities — 2.4%
3,000,000	Dominion Energy, Inc.,
	2.579%, 7/1/20	3,006,708
625,000	Duke Energy Florida LLC,
	2.100%, 12/15/19	624,844
1,385,000	Exelon Generation Co. LLC,
	2.950%, 1/15/20	1,386,889
5,000,000	Georgia Power Co.,
	2.000%, 3/30/20	4,994,873
2,500,000	NextEra Energy Capital Holdings, Inc.,
	2.403%, 9/1/21	2,515,425
1,192,000	NextEra Energy Capital Holdings, Inc.,
	(3M LIBOR +0.550%),
	2.694%, 8/28/21(A)	1,192,353
2,700,000	Public Service Co. of New Hampshire,
	4.050%, 6/1/21	2,762,859
8,207,000	Sempra Energy, (3M LIBOR +0.500%),
	2.803%, 1/15/21(A)	8,198,115
		24,682,066

	Energy — 2.4%
2,366,000	Enbridge, Inc. (Canada), (3M LIBOR
	+0.700%), 2.819%, 6/15/20(A)	2,370,191
265,000	Kinder Morgan, Inc., 3.050%, 12/1/19	265,148
10,700,000	MPLX LP, (3M LIBOR +0.900%),
	3.002%, 9/9/21(A)	10,735,524
5,000,000	Occidental Petroleum Corp., (3M
	LIBOR +1.250%), 3.437%, 8/13/21(A)	5,029,971
2,460,000	Phillips 66, (3M LIBOR +0.600%),
	2.732%, 2/26/21(A)	2,460,110
1,250,000	Phillips 66, 144a, (3M LIBOR +0.750%),
	3.053%, 4/15/20(A)	1,250,425
100,890	Ras Laffan Liquefied Natural Gas Co.
	Ltd. II (Qatar), 144a, 5.298%, 9/30/20	101,899
1,500,000	Spectra Energy Partners LP, (3M LIBOR
	+0.700%), 2.827%, 6/5/20(A)	1,502,796
		23,716,064

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 33.6% (Continued)

	Information Technology — 1.9%
$600,000	Fidelity National Information Services,
	Inc., 3.625%, 10/15/20	$608,000
9,300,000	Hewlett Packard Enterprise Co., 144a,
	2.100%, 10/4/19	9,299,879
9,500,000	International Business Machines Corp.,
	(3M LIBOR +0.400%),
	2.576%, 5/13/21(A)	9,536,972
		19,444,851

	Materials — 1.8%
5,000,000	Eastman Chemical Co.,
	3.500%, 12/1/21	5,111,663
6,300,000	Georgia-Pacific LLC, 144a,
	2.539%, 11/15/19	6,301,078
6,696,000	RPM International, Inc.,
	6.125%, 10/15/19	6,704,593
		18,117,334

	Health Care — 1.5%
2,100,000	Amgen, Inc., 2.200%, 5/11/20	2,099,455
2,720,000	Cigna Corp., (3M LIBOR +0.650%),
	2.789%, 9/17/21(A)	2,720,095
7,700,000	Dignity Health, 2.637%, 11/1/19	7,700,169
2,475,000	Zimmer Biomet Holdings, Inc., (3M
	LIBOR +0.750%), 2.914%, 3/19/21(A)	2,475,043
		14,994,762

	Real Estate — 0.8%
8,300,000	SL Green Operating Partnership LP,
	(3M LIBOR +0.980%),
	3.148%, 8/16/21(A)	8,301,392

	Communication Services — 0.5%
2,040,000	Crown Castle Towers LLC, 144a,
	3.222%, 5/15/22	2,060,995
3,000,000	Interpublic Group of Cos., Inc. (The),
	3.500%, 10/1/20	3,035,240
		5,096,235
	Total Corporate Bonds	$338,932,881

	Commercial Mortgage-Backed Securities — 9.8%
686,968	A10 Term Asset Financing LLC, Ser
	2017-1A, Class A1FL, 144a, (1M
	LIBOR +0.850%), 2.878%, 3/15/36(A)	687,317
584,809	AREIT Trust, Ser 2018-CRE1, Class A,
	144a, (1M LIBOR +0.850%),
	2.878%, 2/14/35(A)	584,626
4,800,000	Austin Fairmont Hotel Trust, Ser
	2019-FAIR, Class C, 144a, (1M LIBOR
	+1.450%), 3.700%, 9/15/32(A)	4,800,976
7,000,000	BXP Trust, Ser 2017-CQHP, Class A,
	144a, (1M LIBOR +0.850%),
	2.878%, 11/15/34(A)	6,980,258
2,414,368	CD Mortgage Trust, Ser 2006-CD3,
	Class AM, 5.648%, 10/15/48	2,483,004
4,000,000	Citigroup Commercial Mortgage Trust,
	Ser 2015-SHP2, Class A, 144a, (1M
	LIBOR +1.280%), 3.308%, 7/15/27(A)	3,997,486
2,050,000	Citigroup Commercial Mortgage Trust,
	Ser 2017-1500, Class A, 144a, (1M
	LIBOR +0.850%), 2.878%, 7/15/32(A)	2,050,629
68,780,000	Citigroup Commercial Mortgage Trust,
	Ser 2019-SST2, Class XCP, 144a,
	1.783%, 12/15/36(A)(B)(C)	1,617,417
3,025,000	CLNS Trust, Ser 2017-IKPR, Class A,
	144a, (1M LIBOR +0.800%),
	2.850%, 6/11/32(A)	3,017,419
36,158,600	COMM Mortgage Trust, Ser
	2014-UBS3, Class XA,
	1.249%, 6/10/47(A)(B)(C)	1,570,476
6,080,000	CSMC Trust, Ser 2017-PFHP, Class A,
	144a, (1M LIBOR +0.950%),
	2.978%, 12/15/30(A)	6,072,404
556,766	DBUBS Mortgage Trust, Ser
	2011-LC2A, Class A1FL, 144a, (1M
	LIBOR +1.350%), 3.389%, 7/12/44(A)	559,191
27,372	GS Mortgage Securities Corp. II, Ser
	2015-GC30, Class A1,
	1.439%, 5/10/50	27,355
118,906,000	GS Mortgage Securities Corp. II, Ser
	2017-SLP, Class XA, 144a,
	1.325%, 10/10/32(A)(B)(C)	3,772,233
143,822,000	GS Mortgage Securities Corp. Trust,
	Ser 2017-GPTX, Class XCP, 144a,
	0.911%, 5/10/34(A)(B)(C)	700,154
7,737,335	J.P. Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2017-FL11, Class A, 144a, (1M LIBOR
	+0.850%), 2.878%, 10/15/32(A)	7,727,792
3,523,538	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2017-FL10, Class B, 144a, (1M LIBOR
	+1.000%), 3.028%, 6/15/32(A)	3,509,388
1,883,000	Merrill Lynch Mortgage Investors
	Trust, Ser 1998-C1, Class E,
	6.750%, 11/15/26(A)(B)	1,889,549
7,745,000	Morgan Stanley Capital I Trust, Ser
	2018-BOP, Class A, 144a, (1M LIBOR
	+0.850%), 2.878%, 8/15/33(A)	7,706,201
2,124,203	RAIT Trust, Ser 2017-FL7, Class A, 144a,
	(1M LIBOR +0.950%),
	2.978%, 6/15/37(A)	2,123,136
7,275,000	Ready Captial Mortgage Financing,
	Ser 2019-FL3, Class A, 144a, (1M
	LIBOR +1.000%), 3.018%, 3/25/34(A)	7,259,280
4,385,000	ReadyCap Mortgage Trust, Ser 2016-3,
	Class B, 144a, 3.752%, 11/20/38	4,396,712
4,638,216	Stonemont Portfolio Trust, Ser
	2017-MONT, Class B, 144a, (1M
	LIBOR +1.100%), 3.144%, 8/20/30(A)	4,635,286

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Commercial Mortgage-Backed Securities — 9.8% (Continued)
$1,296,128	Tharaldson Hotel Portfolio Trust, Ser
	2018-THL, Class A, 144a, (1M LIBOR
	+0.750%), 2.792%, 11/11/34(A)	$1,295,909
7,105,214	Tharaldson Hotel Portfolio Trust, Ser
	2018-THL, Class B, 144a, (1M LIBOR
	+1.100%), 3.142%, 11/11/34(A)	7,105,139
12,554,951	UBS-Citigroup Commercial Mortgage
	Trust, Ser 2011-C1, Class XA, 144a,
	2.367%, 1/10/45(A)(B)(C)	415,900
11,405,000	WFRBS Commercial Mortgage Trust,
	Ser 2012-C7, Class AFL, 144a, (1M
	LIBOR +1.200%), 3.225%, 6/15/45(A)	11,509,153
	Total Commercial
	Mortgage-Backed Securities	$98,494,390

	Agency Collateralized Mortgage
	Obligations — 2.9%
97,589,829	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K504 Class
	X1, 0.250%, 9/25/20(A)(B)(C)	24,144
124,423,171	FHLMC Multifamily Structured Pass
	Through Certificates, Ser KAIV Class
	X1, 1.249%, 6/25/21(A)(B)(C)	1,885,670
3,946,844	FHLMC Multifamily Structured Pass
	Through Certificates, Ser KI02, Class
	A, (1M LIBOR +0.200%),
	2.289%, 2/25/23(A)	3,946,025
8,844	FHLMC REMIC, Ser 2510 Class TA,
	4.000%, 6/15/32	8,860
269,697	FHLMC REMIC, Ser 2770 Class FH, (1M
	LIBOR +0.400%), 2.428%, 3/15/34(A)	269,631
3	FHLMC REMIC, Ser 3414 Class MB,
	4.250%, 12/15/19	3
495,603	FHLMC REMIC, Ser 3874 Class BD,
	3.000%, 6/15/21	496,836
2,098,514	FHLMC REMIC, Ser 4238 Class TL,
	1.250%, 8/15/27	2,008,388
135,456	FNMA REMIC, Ser 2003-119, Class PU,
	4.000%, 11/25/33	139,134
53,802	FNMA REMIC, Ser 2003-33, Class AM,
	4.250%, 5/25/33	57,188
43,777	FNMA REMIC, Ser 2003-42, Class CA,
	4.000%, 5/25/33	46,057
214,824	FNMA REMIC, Ser 2003-81, Class FE,
	(1M LIBOR +0.500%),
	2.518%, 9/25/33(A)	216,141
427,071	FNMA REMIC, Ser 2009-32, Class BH,
	5.250%, 5/25/39	452,178
2,700	FNMA REMIC, Ser 2010-13, Class WD,
	4.250%, 3/25/25	2,711
1,152,277	FNMA REMIC, Ser 2010-64, Class AD,
	3.000%, 12/25/20	1,150,647
559,124	FNMA REMIC, Ser 2011-15, Class HC,
	2.500%, 3/25/26	557,550
49,438	FNMA REMIC, Ser 2011-67, Class DA,
	4.500%, 7/25/21	49,410
167,212	FNMA REMIC, Ser 2012-102, Class NA,
	1.500%, 9/25/27	164,681
1,264,024	FNMA REMIC, Ser 2012-47, Class AI,
	3.000%, 5/25/22(C)	37,438
142,031	FNMA REMIC Trust, Ser 2001-W4, Class
	AF5, 6.114%, 2/25/32(A)(B)	169,042
1,201,117	FNMA REMICS, 5.500%, 10/1/23	1,250,401
1,335,000	FREMF Mortgage Trust, Ser 2010-K7,
	Class B, 144a, 5.687%, 4/25/20(A)(B)	1,351,429
5,660,000	FREMF Mortgage Trust, Ser 2013-K712,
	Class B, 144a, 3.401%, 5/25/45(A)(B)	5,654,050
89,514	GNMA, Ser 2002-72, Class AB,
	4.500%, 10/20/32	92,172
61,588	GNMA, Ser 2011-57, Class BA,
	3.000%, 5/20/40	63,243
163,222	GNMA, Ser 2012-27, Class A,
	1.614%, 7/16/39	161,216
5,423,443	GNMA, Ser 2016-40, Class F, (1M LIBOR
	+0.400%), 2.428%, 7/16/57(A)	5,281,036
4,200,686	GNMA, Ser 2016-95, Class F, (1M LIBOR
	+0.450%), 2.478%, 1/16/58(A)	4,105,511
	Total Agency Collateralized
	Mortgage Obligations	$29,640,792

	Municipal Bonds — 2.5%

	California — 0.3%
1,720,000	CA St Enterprise Dev Authority, Txbl
	Variable J Harris Indl Wt, (LOC: City
	National Bank), 144a, 2.360%,
	9/1/41(A)(B)	1,720,000
1,885,000	CA St Infrastructure & Economic Dev
	Bank, Variable Canyon Plastics Inc
	Project, (LOC: Bank of The West),
	1.650%, 12/1/39(A)(B)	1,885,000
		3,605,000

	Illinois — 0.4%
4,200,000	Regional Transportation Authority,
	Txbl Ser A, 3.013%, 5/29/20	4,224,066

	New Jersey — 0.7%
6,900,000	Taxable Municipal Funding Trust, Txbl
	Muni Fltrs Ser 2019-014, (LOC:
	Barclays Bank PLC), 144a, 2.350%,
	9/1/27(A)(B)	6,900,000

	Other Territory — 0.7%
2,000,000	Rib Floater Trust, Txbl Muni Floaters
	Trust Ser 201, (LOC: Barclays Bank
	PLC), 144a, 2.350%, 7/1/22(A)(B)	2,000,000
4,700,000	Taxable Municipal Funding Trust, Txbl
	Mun Fltg Rt Nts Ser 2018, (LOC:
	Barclays Bank PLC), 144a, 2.350%,
	7/31/28(A)(B)	4,700,000
		6,700,000

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Municipal Bonds — 2.5% (Continued)

	Wisconsin — 0.4%
$4,000,000	Public Finance Authority, Txbl Affinity
	Living Group 5 A, (LOC: Citizens
	Bank of MA), 3.750%, 2/1/22	$4,020,960
	Total Municipal Bonds	$25,450,026

	Non-Agency Collateralized Mortgage
	Obligations — 1.6%
1,852,189	Bear Stearns ARM Trust, Ser 2003-1,
	Class 5A1, 4.209%, 4/25/33(A)(B)††	1,869,923
211,167	Bear Stearns ARM Trust, Ser 2004-1,
	Class 13A3, 4.590%, 4/25/34(A)(B)††	213,972
168,604	Bear Stearns Asset Backed Securities
	Trust, Ser 2003-AC7, Class A2,
	5.750%, 1/25/34(A)(B)††	171,677
35,663	Community Program Loan Trust, Ser
	1987-A, Class A5, 4.500%, 4/1/29	35,609
1,202,294	CSMC Trust, Ser 2014-WIN2, Class A5,
	144a, 3.000%, 10/25/44(A)(B)	1,199,824
2,050,000	CSMC Trust, Ser 2017-CHOP, Class A,
	144a, (1M LIBOR +0.750%),
	2.778%, 7/15/32(A)	2,046,144
1,076,000	CSMC Trust, Ser 2017-HD, Class B,
	144a, (1M LIBOR +1.350%),
	3.378%, 2/15/31(A)	1,074,528
30,717	FDIC Sale Guaranteed Notes Trust, Ser
	2010-S3, Class A, 144a,
	2.740%, 12/3/20	30,682
2,621,230	GSR Mortgage Loan Trust, Ser
	2003-13, Class 1A1,
	4.327%, 10/25/33(A)(B)	2,725,645
113,304	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	4.339%, 6/25/36(A)(B)	103,223
19,487	Merrill Lynch Mortgage Investors
	Trust, Ser 2003-A1, Class 2A, (12M
	LIBOR +1.625%),
	3.586%, 12/25/32(A)	19,988
96,629	Merrill Lynch Mortgage Investors
	Trust, Ser 2004-1, Class 1A,
	4.352%, 12/25/34(A)(B)	97,751
3,246,000	Morgan Stanley Mortgage Loan Trust,
	Ser 2005-6AR, Class 1M1, (1M LIBOR
	+0.460%), 2.478%, 11/25/35(A)	3,237,936
2,465,253	Opteum Mortgage Acceptance Corp.
	Asset Backed Pass-Through
	Certificates, Ser 2005-3, Class A1C,
	(1M LIBOR +0.370%),
	2.388%, 7/25/35(A)	2,466,840
573,482	RFMSI Trust, Ser 2007-SA1, Class 1A1,
	3.573%, 2/25/37(A)(B)	505,782
105,774	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 4.761%, 6/25/33(A)(B)	108,946
275,026	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-M, Class
	A1, 4.887%, 12/25/33(A)(B)	285,598
	Total Non-Agency Collateralized
	Mortgage Obligations	$16,194,068

	U.S. Government Mortgage-Backed
	Obligations — 1.5%
34,716	FHLMC, Pool #1B1580, (12M LIBOR
	+1.961%), 4.961%, 3/1/34(A)	36,655
98,754	FHLMC, Pool #1B2629, (12M LIBOR
	+1.750%), 4.625%, 11/1/34(A)	103,478
205,173	FHLMC, Pool #1B7189, (12M LIBOR
	+2.470%), 5.359%, 3/1/36(A)	219,775
53,076	FHLMC, Pool #1G1471, (12M LIBOR
	+1.670%), 4.556%, 1/1/37(A)	55,652
367,291	FHLMC, Pool #1H1354, (1 Year CMT
	Rate +2.250%), 4.655%, 11/1/36(A)	388,542
34,233	FHLMC, Pool #1H2524, (1 Year CMT
	Rate +2.250%), 4.810%, 8/1/35(A)	36,143
128,121	FHLMC, Pool #1J1813, (12M LIBOR
	+1.925%), 4.405%, 8/1/37(A)	135,838
119,556	FHLMC, Pool #1K1238, (1 Year CMT
	Rate +2.250%), 4.663%, 7/1/36(A)	126,729
69,446	FHLMC, Pool #1L0087, (1 Year CMT
	Rate +2.250%), 4.637%, 6/1/35(A)	73,352
225,173	FHLMC, Pool #1L0147, (1 Year CMT
	Rate +2.290%), 4.665%, 7/1/35(A)	237,565
101,443	FHLMC, Pool #1L1288, (1 Year CMT
	Rate +2.250%), 4.840%, 5/1/36(A)	106,750
111,367	FHLMC, Pool #1Q0080, (12M LIBOR
	+1.678%), 4.269%, 1/1/36(A)	116,677
270,854	FHLMC, Pool #1Q0119, (12M LIBOR
	+1.845%), 4.387%, 9/1/36(A)	286,252
294,690	FHLMC, Pool #1Q0187, (12M LIBOR
	+1.781%), 4.519%, 12/1/36(A)	309,873
148,678	FHLMC, Pool #1Q0339, (12M LIBOR
	+1.903%), 4.862%, 4/1/37(A)	154,644
65,769	FHLMC, Pool #1Q0669, (12M LIBOR
	+1.736%), 4.571%, 11/1/37(A)	69,205
278,420	FHLMC, Pool #1Q1303, (1 Year CMT
	Rate +2.250%), 4.688%, 11/1/36(A)	294,090
327,480	FHLMC, Pool #781515, (1 Year CMT
	Rate +2.250%), 4.829%, 4/1/34(A)	345,921
151,429	FHLMC, Pool #782760, (1 Year CMT
	Rate +2.250%), 4.532%, 11/1/36(A)	160,020
135,667	FHLMC, Pool #847795, (1 Year CMT
	Rate +2.278%), 4.767%, 4/1/35(A)	143,853
76,472	FHLMC, Pool #848088, (1 Year CMT
	Rate +2.245%), 4.868%, 4/1/35(A)	80,705

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	U.S. Government Mortgage-Backed
	Obligations — 1.5% (Continued)
$354,602	FHLMC, Pool #848539, (1 Year CMT
	Rate +2.267%), 4.796%, 4/1/37(A)	$374,479
673,159	FHLMC, Pool #848583, (1 Year CMT
	Rate +2.312%), 4.869%, 1/1/36(A)	711,342
10,816	FHLMC, Pool #A92646, 5.500%, 6/1/40	12,218
11,190	FHLMC, Pool #C03505, 5.500%, 6/1/40	12,541
41,955	FHLMC, Pool #C66916, 7.000%, 5/1/32	44,557
1,047	FHLMC, Pool #G00100, 8.000%, 2/1/23	1,110
34,770	FHLMC, Pool #G01840, 5.000%, 7/1/35	38,425
61,618	FHLMC, Pool #G11769,
	5.000%, 10/1/20	63,789
40,919	FHLMC, Pool #G11773,
	5.000%, 10/1/20	42,224
29,291	FNMA, Pool #175123, 7.450%, 8/1/22	29,539
2,775	FNMA, Pool #207530, 8.250%, 4/1/22	2,779
108,965	FNMA, Pool #254868, 5.000%, 9/1/33	120,302
51,525	FNMA, Pool #256272, 5.500%, 6/1/26	55,709
81,385	FNMA, Pool #256852, 6.000%, 8/1/27	89,921
20,173	FNMA, Pool #323832, 7.500%, 7/1/29	23,157
1,458	FNMA, Pool #334593, 7.000%, 5/1/24	1,546
49,816	FNMA, Pool #555380, (12M LIBOR
	+1.577%), 4.637%, 4/1/33(A)	52,374
27,638	FNMA, Pool #665773, 7.500%, 6/1/31	27,670
96,038	FNMA, Pool #679742, (1 Year CMT Rate
	+2.581%), 4.978%, 1/1/40(A)	98,481
35,898	FNMA, Pool #681842, (1 Year CMT Rate
	+2.125%), 4.875%, 2/1/33(A)	37,317
51,207	FNMA, Pool #681898, (1 Year CMT Rate
	+2.125%), 4.744%, 4/1/33(A)	53,209
71,337	FNMA, Pool #725245, (1 Year CMT Rate
	+2.267%), 4.821%, 2/1/34(A)	74,790
124,576	FNMA, Pool #725424, 5.500%, 4/1/34	140,876
564,147	FNMA, Pool #725490, (12M LIBOR
	+1.620%), 4.518%, 4/1/34(A)	589,804
21,566	FNMA, Pool #735484, 5.000%, 5/1/35	23,805
76,003	FNMA, Pool #735539, (1 Year CMT Rate
	+2.198%), 4.861%, 4/1/35(A)	79,939
32,184	FNMA, Pool #743207, (12M LIBOR
	+1.496%), 4.258%, 10/1/33(A)	33,240
39,517	FNMA, Pool #745467, (12M LIBOR
	+1.967%), 4.820%, 4/1/36(A)	41,729
22,670	FNMA, Pool #745790, (1 Year CMT Rate
	+2.142%), 4.747%, 8/1/36(A)	23,760
54,411	FNMA, Pool #784365, (6M LIBOR
	+1.550%), 4.175%, 5/1/34(A)	56,201
102,734	FNMA, Pool #791978, (6M LIBOR
	+1.518%), 4.094%, 9/1/34(A)	105,561
14,658	FNMA, Pool #804001, (1 Year CMT Rate
	+2.185%), 4.560%, 10/1/34(A)	15,260
29,332	FNMA, Pool #809897, (12M LIBOR
	+1.702%), 4.701%, 3/1/35(A)	30,512
128,332	FNMA, Pool #813170, (12M LIBOR
	+1.575%), 4.654%, 1/1/35(A)	133,965
469,252	FNMA, Pool #815323, (6M LIBOR
	+1.533%), 4.122%, 1/1/35(A)	485,039
117,696	FNMA, Pool #820364, (12M LIBOR
	+0.828%), 3.774%, 4/1/35(A)	120,273
195,709	FNMA, Pool #827787, (6M LIBOR
	+1.550%), 4.179%, 5/1/35(A)	202,229
31,719	FNMA, Pool #828480, (12M LIBOR
	+1.730%), 4.605%, 6/1/35(A)	33,419
59,371	FNMA, Pool #839239, (12M LIBOR
	+1.760%), 4.010%, 9/1/35(A)	62,311
57,653	FNMA, Pool #888179, (12M LIBOR
	+1.809%), 4.837%, 2/1/37(A)	60,788
32,218	FNMA, Pool #888548, (1 Year CMT Rate
	+2.261%), 4.731%, 5/1/35(A)	34,014
65,129	FNMA, Pool #889060, 6.000%, 1/1/38	74,965
66,346	FNMA, Pool #889061, 6.000%, 1/1/38	76,836
4,479	FNMA, Pool #889382, 5.500%, 4/1/38	5,054
213,402	FNMA, Pool #922674, (12M LIBOR
	+1.905%), 4.890%, 4/1/36(A)	225,256
74,039	FNMA, Pool #950385, (6M LIBOR
	+0.929%), 3.283%, 8/1/37(A)	75,049
36,929	FNMA, Pool #960376, 5.500%, 12/1/37	41,586
88,739	FNMA, Pool #985670, 6.500%, 10/1/21	90,395
130,775	FNMA, Pool #AA1150, 4.000%, 4/1/23	135,975
7,661	FNMA, Pool #AD0941, 5.500%, 4/1/40	8,684
56,557	FNMA, Pool #AE0363, 5.000%, 7/1/37	62,440
5,593	FNMA, Pool #AE0727, 4.000%, 10/1/20	5,815
65,874	FNMA, Pool #AE5441, 5.000%, 10/1/40	72,716
115,281	FNMA, Pool #AI6588, 4.000%, 7/1/26	120,479
129,694	FNMA, Pool #AI8506, 4.000%, 8/1/26	135,545
116,613	FNMA, Pool #AL0211, 5.000%, 4/1/41	128,546
13,446	FNMA, Pool #AL0302, 5.000%, 4/1/24	13,955
636,693	FNMA, Pool #AL0478, (12M LIBOR
	+1.789%), 4.632%, 4/1/36(A)	670,466
216,819	FNMA, Pool #AL0543, 5.000%, 7/1/41	239,229
112,435	FNMA, Pool #AL1105, 4.500%, 12/1/40	121,731
23,818	FNMA, Pool #AL2591, 5.500%, 5/1/38	25,252
373,446	FNMA, Pool #AL5275, (6M LIBOR
	+1.514%), 4.092%, 9/1/37(A)	386,197
1,656,691	FNMA, Pool #AL7396, (6M LIBOR
	+1.534%), 4.153%, 2/1/37(A)	1,712,060
5,222	GNMA, Pool #344233, 8.000%, 2/15/23	5,474
24,526	GNMA, Pool #345123,
	8.000%, 12/15/23	25,864
2,572	GNMA, Pool #569337, 6.500%, 4/15/22	2,641
3,620	GNMA, Pool #780322,
	8.000%, 11/15/22	3,744
363,951	GNMA, Pool #80826, (1 Year CMT Rate
	+1.500%), 4.000%, 2/20/34(A)	378,796
144,122	GNMA, Pool #80889, (1 Year CMT Rate
	+1.500%), 3.875%, 4/20/34(A)	150,224
286,450	GNMA, Pool #81016, (1 Year CMT Rate
	+1.500%), 3.750%, 8/20/34(A)	298,624

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	U.S. Government Mortgage-Backed
	Obligations — 1.5% (Continued)
$480,150	GNMA, Pool #82760, (1 Year CMT Rate
	+1.500%), 4.000%, 3/20/41(A)	$499,913
206,815	GNMA, Pool #MA2392, (1 Year CMT
	Rate +1.500%), 4.000%, 11/20/44(A)	214,255
931,408	GNMA, Pool #MA2466, (1 Year CMT
	Rate +1.500%), 4.000%, 12/20/44(A)	965,351
	Total U.S. Government
	Mortgage-Backed Obligations	$14,695,040

	U.S. Government Agency Obligations— 0.7%
5,000,000	Overseas Private Investment Corp.,
	(3M Treasury Bill + 0.000%),
	2.150%, 7/20/22(A)	5,000,000
2,100,000	Overseas Private Investment Corp.,
	(3M Treasury Bill + 0.000%),
	2.170%, 10/15/39(A)	2,100,000
7,919	Small Business Administration
	Participation Certificates, Ser
	2002-20A, Class 1, 6.140%, 1/1/22	8,107
15,277	Small Business Administration
	Participation Certificates, Ser
	2003-20E, Class 1, 4.640%, 5/1/23	15,832
85,357	Small Business Administration Pools,
	(Prime Rate -2.500%),
	3.000%, 4/25/28(A)	85,505
	Total U.S. Government Agency
	Obligations	$7,209,444

	Commercial Paper — 8.6%
4,300,000	Avangrid, Inc., 2.150%, 10/07/2019(D)	4,298,035
8,000,000	Bemis Company, 2.200%,
	10/02/2019(D)	7,998,931
8,600,000	Bemis Company, 2.200%,
	10/03/2019(D)	8,598,284
4,700,000	Black Hills Corp., 2.150%,
	10/01/2019(D)	4,699,684
13,250,000	Commonwealth Edison Co., 2.130%,
	10/01/2019(D)	13,249,110
10,000,000	Dominion Energy Inc., 2.140%,
	10/10/2019(D)	9,993,567
10,350,000	Duke Energy Corp., 2.150%,
	10/02/2019(D)	10,348,617
15,500,000	Nissan Motor Acceptance Corp.,
	2.220%, 10/02/2019(D)	15,498,025
11,550,000	Ventas Realty LP, 2.500%,
	10/01/2019(D)	11,549,225
	Total Commercial Paper	$86,233,478

Shares

	Short-Term Investment Fund — 0.0%
68,631	Dreyfus Government Cash
	Management, Institutional Shares, 1.85%∞Ω	$68,631

Market
Value
Total Investment Securities —101.1%
(Cost $1,017,122,537)	$1,019,221,771

Liabilities in Excess of
Other Assets — (1.1%)	(10,631,873)

Net Assets — 100.0%	$1,008,589,898

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2019.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Rate reflects yield at the time of purchase.
††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviations:

ARM - Adjustable Rate Mortgage

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CMT - Constant Maturity Treasury

DAC - Designated Activity Company

FDIC - Federal Deposit Insurance Corporation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Freddie Mac Multifamily Securitization

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LOC - Letter of Credit

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $578,861,238 or 57.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$402,303,021	$—	$402,303,021

Corporate Bonds	—	338,932,881	—	338,932,881

Commercial Mortgage-Backed Securities	—	98,494,390	—	98,494,390

Agency Collateralized Mortgage Obligations	—	29,640,792	—	29,640,792

Municipal Bonds	—	25,450,026	—	25,450,026

Non-Agency Collateralized Mortgage Obligations	—	16,194,068	—	16,194,068

U.S. Government Mortgage-Backed Obligations	—	14,695,040	—	14,695,040

U.S. Government Agency Obligations	—	7,209,444	—	7,209,444

Commercial Paper	—	86,233,478	—	86,233,478

Short-Term Investment Fund	68,631	—	—	68,631
Total	$68,631	$1,019,153,140	$—	$1,019,221,771

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2019

		Touchstone
		Anti-	Touchstone
		Benchmark®	Anti-	Touchstone
	Touchstone	International	Benchmark® US	Credit
	Active Bond	Core Equity	Core Equity	Opportunities II
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$314,297,805	$36,286,639	$25,068,902	$105,330,512
Investments, at market value (A)	$323,744,348	$36,795,188	$27,028,125	$106,292,864
Cash	454,256	—	—	—
Foreign currency (B)	—	79,309	—	22,933
Cash deposits held at prime broker (C)	—	—	—	634,319
Dividends and interest receivable	1,719,901	157,292	49,927	1,534,740
Receivable for capital shares sold	414,876	—	—	114,302
Receivable for investments sold	28,439,810	—	—	3,082,142
Receivable for variation margin on swap agreements	—	—	—	96,505
Receivable for securities lending income	—	559	60	40
Receivable from Investment Advisor	—	20,212	4,726	9,429
Tax reclaim receivable	—	20,858	—	—
Other assets	27,741	4,400	6,999	7,576
Total Assets	354,800,932	37,077,818	27,089,837	111,794,850
Liabilities
Bank overdrafts	—	—	—	274,866
Securities sold short(D)	—	—	—	1,686,739
Dividend and interest payable on securities sold short	—	—	—	19,560
Payable for return of collateral for securities on loan	—	284,683	345,800	—
Payable for capital shares redeemed	867,608	8,047	—	477,958
Payable for investments purchased	27,497,957	—	—	1,717,055
Payable to Investment Advisor	96,351	—	—	—
Payable to other affiliates	43,389	387	387	387
Payable to Trustees	11,149	11,149	11,149	11,149
Payable for professional services	29,484	28,227	21,746	42,505
Payable to Transfer Agent	143,881	90	93	5,785
Payable for reports to shareholders	16,191	6,017	6,004	10,973
Other accrued expenses and liabilities	37,345	26,689	5,081	129,418
Total Liabilities	28,743,355	365,289	390,260	4,376,395
Net Assets	$326,057,577	$36,712,529	$26,699,577	$107,418,455
Net assets consist of:
Par value	$306,344	$35,990	$25,214	$105,760
Paid-in capital	406,782,787	35,997,866	25,173,606	122,057,968
Distributable earnings (deficit)	(81,031,554)	678,673	1,500,757	(14,745,273)
Net Assets	$326,057,577	$36,712,529	$26,699,577	$107,418,455
(A) Includes market value of securities on loan of:	$—	$269,436	$337,218	$—
(B) Cost of foreign currency:	$—	$79,731	$—	$22,288
(C) Represents segregated cash for securities sold short and written options.
(D) Proceeds received for securities sold short:	$—	$—	$—	$1,706,290

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone	Touchstone
Touchstone	Touchstone	International	Mid	Mid Cap
High Yield	Impact Bond	ESG Equity	Cap	Value
Fund	Fund	Fund	Fund	Fund

$201,684,398	$300,313,024	$37,044,190	$1,306,840,382	$664,861,458
$203,387,181	$311,813,980	$38,417,505	$1,627,365,645	$755,946,329
—	10,520	—	267,797	—
—	—	42,515	—	—
2,985,510	2,027,804	109,956	1,307,853	818,364
91,608	1,262,144	59	18,717,617	883,131
367,801	14,507	390,792	—	—
5,558	79	25	—	67
—	—	13,519	—	—
18,733	29,083	31,227	82,667	28,696
206,856,391	315,158,117	39,005,598	1,647,741,579	757,676,587

43,853	—	218	—	—
—	—	—	—	—
—	—	—	—	—
3,287,850	—	828,520	—	32,670
1,079,700	195,923	163,352	2,614,833	1,005,125
3,634,683	498,435	328,617	13,831,367	—
86,334	63,518	22,618	786,578	337,029
23,240	25,347	7,046	211,113	47,870
11,149	11,149	11,149	11,149	11,149
28,962	29,888	22,749	41,236	30,970
40,470	62,827	21,058	465,975	298,940
13,277	14,333	15,305	65,485	55,970
25,005	18,622	4,512	9,699	7,733
8,274,523	920,042	1,425,144	18,037,435	1,827,456
$198,581,868	$314,238,075	$37,580,454	$1,629,704,144	$755,849,131

$233,955	$300,645	$44,311	$416,111	$418,852
212,760,515	308,478,112	29,578,132	1,263,145,778	685,097,496
(14,412,602)	5,459,318	7,958,011	366,142,255	70,332,783
$198,581,868	$314,238,075	$37,580,454	$1,629,704,144	$755,849,131
$3,158,405	$—	$814,849	$—	$32,307
$—	$—	$42,520	$—	$—
$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone
		Anti-Benchmark®	Anti-Benchmark®	Touchstone
	Touchstone	International	US	Credit
	Active Bond	Core Equity	Core Equity	Opportunities II
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$127,502,344	$—	$—	$7,239,378
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	11,936,900	—	—	721,525
Net asset value price per share*	$10.68	$—	$—	$10.03
Maximum sales charge - Class A shares	2.00%	—	—	5.00%
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value
adjusted to the nearest cent) - Class A shares	$10.90	$—	$—	$10.56

Pricing of Class C Shares
Net assets applicable to Class C shares	$11,742,512	$—	$—	$4,537,645
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	1,195,358	—	—	465,267
Net asset value and offering price per share**	$9.82	$—	$—	$9.75

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$90,336,057	$2,553	$51,946	$47,483,124
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	8,463,898	250	4,905	4,675,624
Net asset value, offering price and redemption price per share	$10.67	$10.20	$10.59	$10.16

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$96,476,664	$36,709,976	$26,647,631	$48,158,308
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	9,038,274	3,598,769	2,516,406	4,713,541
Net asset value, offering price and redemption price per share	$10.67	$10.20	$10.59	$10.22

* There is no sales load on subscriptions of $1 million or more for all funds except for Active Bond Fund, High Yield Fund and Impact Bond Fund. There is no sales load on subscriptions of $500,000 or more for Active Bond Fund, High Yield Fund and Impact Bond Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone	Touchstone
Touchstone	Touchstone	International	Mid	Mid Cap
High Yield	Impact Bond	ESG Equity	Cap	Value
Fund	Fund	Fund	Fund	Fund
$14,641,529	$10,083,047	$10,332,633	$61,772,308	$10,865,723

1,769,554	965,819	1,216,166	1,589,191	606,761
$8.27	$10.44	$8.50	$38.87	$17.91
2.00%	2.00%	5.00%	5.00%	5.00%

$8.44	$10.65	$8.95	$40.92	$18.85

$4,582,012	$1,475,181	$10,690,728	$66,855,484	$5,378,454

555,293	141,441	1,260,800	1,839,673	309,626
$8.25	$10.43	$8.48	$36.34	$17.37

$44,030,282	$95,217,800	$16,554,457	$1,194,001,210	$286,407,102

5,170,849	9,108,506	1,953,798	30,358,243	15,917,824
$8.52	$10.45	$8.47	$39.33	$17.99

$—	$—	$—	$61,656,649	$—

—	—	—	1,596,453	—
$—	$—	$—	$38.62	$—

$135,328,045	$207,462,047	$2,636	$245,418,493	$453,197,852

15,899,832	19,848,697	311	6,227,506	25,051,029
$8.51	$10.45	$8.48	$39.41	$18.09

Statements of Assets and Liabilities (Continued)

				Touchstone
	Touchstone	Touchstone	Touchstone	Ultra Short
	Sands Capital	Small	Small	Duration
	Select Growth	Cap	Cap Value	Fixed Income
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$958,721,129	$57,919,742	$85,154,163	$1,017,122,537
Investments, at market value (A)	$1,756,960,727	$80,348,607	$89,692,817	$1,019,221,771
Cash	543	—	49	9,816,198
Dividends and interest receivable	—	55,594	132,029	4,055,980
Receivable for capital shares sold	1,897,999	90,370	18,567	1,608,131
Receivable for investments sold	—	—	1,780,240	149,622
Receivable for securities lending income	93,370	95	130	—
Receivable from other affiliates		2,380		—
Tax reclaim receivable	—	—	—	10,625
Other assets	44,588	21,236	21,005	51,291
Total Assets	1,758,997,227	80,518,282	91,644,837	1,034,913,618
Liabilities
Dividends payable	—	—	—	219,489
Payable for return of collateral for securities on loan	65,735,696	1,471,270	899,120	—
Payable for capital shares redeemed	2,579,639	416,415	70,998	5,199,165
Payable for investments purchased	—	—	248,465	20,162,137
Payable to Investment Advisor	1,013,650	48,681	64,597	178,662
Payable to other affiliates	618,383	—	32,267	231,605
Payable to Trustees	11,149	11,149	11,149	11,149
Payable for professional services	44,440	22,389	25,361	39,220
Payable to Transfer Agent	547,637	22,111	66,685	209,711
Payable for reports to shareholders	58,189	15,094	14,296	27,790
Other accrued expenses and liabilities	35,115	5,673	9,952	44,792
Total Liabilities	70,643,898	2,012,782	1,442,890	26,323,720
Net Assets	$1,688,353,329	$78,505,500	$90,201,947	$1,008,589,898
Net assets consist of:
Par value	$1,231,924	$62,766	$37,550	$1,086,548
Paid-in capital	660,781,103	50,659,655	99,462,121	1,103,516,637
Distributable earnings (deficit)	1,026,340,302	27,783,079	(9,297,724)	(96,013,287)
Net Assets	$1,688,353,329	$78,505,500	$90,201,947	$1,008,589,898
(A) Includes market value of securities on loan of:	$63,544,666	$1,428,982	$849,506	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

				Touchstone
	Touchstone	Touchstone	Touchstone	Ultra Short
	Sands Capital	Small	Small	Duration
	Select Growth	Cap	Cap Value	Fixed Income
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$89,298,568	$3,749,543	$24,389,120	$71,683,542
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	6,806,804	303,723	1,016,336	7,719,406
Net asset value price per share*	$13.12	$12.35	$24.00	$9.29
Maximum sales charge - Class A shares	5.00%	5.00%	5.00%	2.00%
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$13.81	$13.00	$25.26	$9.48

Pricing of Class C Shares
Net assets applicable to Class C shares	$50,079,251	$3,356,289	$788,274	$4,224,864
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	4,348,876	294,107	33,960	454,643
Net asset value and offering price per share**	$11.52	$11.41	$23.21	$9.29

Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$135,564,841
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	—	—	—	14,601,072
Net asset value, offering price and redemption price per share	$—	$—	$—	$9.28

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$1,089,979,275	$34,708,522	$24,920,864	$305,996,727
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	77,099,137	2,756,344	1,036,168	32,953,665
Net asset value, offering price and redemption price per share	$14.14	$12.59	$24.05	$9.29

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$458,996,235	$—	$—	$128,199,050
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	34,937,546	—	—	13,806,199
Net asset value, offering price and redemption price per share	$13.14	$—	$—	$9.29

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$36,691,146	$40,103,689	$362,920,874
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	—	2,922,442	1,668,452	39,119,797
Net asset value, offering price and redemption price per share	$—	$12.55	$24.04	$9.28

* There is no sales load on subscriptions of $1 million or more for all funds except for Ultra Short Duration Fixed Income Fund. There is no sales load on subscriptions of $500,000 or more for Ultra Short Duration Fixed Income Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year and Period Ended September 30, 2019 and the Year Ended June 30, 2019

		Touchstone	Touchstone
		Anti-Benchmark®	Anti-Benchmark®
	Touchstone	International	US
	Active Bond	Core Equity	Core Equity
	Fund	Fund(A)	Fund(A)
	For the	For the	For the
	Year Ended	Period Ended	Period Ended
	September 30,	September 30,	September 30,
	2019	2019	2019
Investment Income
Dividends (D)	$209,064	$927,187	$581,192
Interest	11,744,793	—	—
Income from securities loaned	104	1,986	426
Total Investment Income	11,953,961	929,173	581,618
Expenses
Investment advisory fees	1,318,896	121,965	76,881
Administration fees	484,257	39,300	31,851
Compliance fees and expenses	2,710	1,801	1,801
Custody fees	49,443	36,040	4,318
Professional fees	32,582	35,792	29,224
Transfer Agent fees, Class A	131,499	—	—
Transfer Agent fees, Class C	19,967	—	—
Transfer Agent fees, Class Y	98,826	27	36
Transfer Agent fees, Class Z	—	—	—
Transfer Agent fees, Institutional Class	5,032	53	53
Pricing expense	67,523	32,228	3,467
Registration Fees, Class A	16,376	—	—
Registration Fees, Class C	13,870	—	—
Registration Fees, Class Y	20,424	3,219	3,246
Registration Fees, Class Z	—	—	—
Registration Fees, Institutional Class	16,191	3,219	3,228
Dividend expense on securities sold short	—	—	—
Interest expense on securities sold short	—	—	—
Reports to Shareholders, Class A	10,190	—	—
Reports to Shareholders, Class C	6,996	—	—
Reports to Shareholders, Class Y	9,216	4,892	4,891
Reports to Shareholders, Class Z	—	—	—
Reports to Shareholders, Institutional Class	6,304	4,903	4,891
Shareholder servicing fees, Class Z	—	—	—
Distribution expenses, Class A	318,138	—	—
Distribution and shareholder servicing expenses, Class C	180,338	—	—
Distribution expenses, Class Y	—	—	—
Trustee fees	19,223	19,052	19,052
Other expenses	101,307	12,769	12,740
Total Expenses	2,929,308	315,260	195,679
Fees waived and/or reimbursed by the Advisor and/or Affiliates(E)	(314,967)	(155,348)	(99,022)
Net Expenses	2,614,341	159,912	96,657
Net Investment Income (Loss)	9,339,620	769,261	484,961
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	4,536,784	(532,535)	(798,930)
Net realized gains (losses) on foreign currency transactions	(22)	(33,256)	—
Net realized losses on futures contracts	(120,980)	—	—
Net realized gains on written options	—	—	—
Net realized gains on securities sold short	—	—	—
Net realized losses on swap agreements	—	—	—
Net change in unrealized appreciation (depreciation) on investments(F)	17,045,042	508,549	1,959,223
Net change in unrealized appreciation (depreciation) on foreign currency transactions	212	(2,004)	—
Net change in unrealized appreciation (depreciation) on written options	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	21,461,036	(59,246)	1,160,293
Change in Net Assets Resulting from Operations	$30,800,656	$710,015	$1,645,254
(A) Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B) The fund changed its fiscal year from June 30 to September 30.
(C) See Note 9 in Notes to Financial Statements.
(D) Net of foreign tax withholding of:	$401	$79,111	$—
(E) See Note 4 in Notes to Financial Statements.
(F) Change in unrealized appreciation (depreciation) does not include net appreciation of $846,606 for the Touchstone Credit Opportunities II Fund in connection with the Fund’s reorganization. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statement.

Statements of Operations (Continued)

				Touchstone		Touchstone
Touchstone		Touchstone	Touchstone	International	Touchstone	Mid Cap
Credit Opportunities II		High Yield	Impact Bond	ESG Equity	Mid Cap	Value
Fund		Fund	Fund	Fund	Fund	Fund
For the Three		For the	For the	For the	For the	For the
Months Ended	For the	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	Year Ended	September 30,	September 30,	September 30,	September 30,	September 30,
2019(B)	June 30, 2019(C)	2019	2019	2019	2019	2019

$10,791	$71,705	$29,069	$137,401	$2,060,769	$16,374,813	$13,317,352
1,192,996	3,657,214	11,365,458	8,518,943	—	1,940	—
3,367	28,941	84,180	79	4,414	—	2,931
1,207,154	3,757,860	11,478,707	8,656,423	2,065,183	16,376,753	13,320,283

109,264	490,905	1,007,096	966,617	471,020	8,890,073	5,532,710
26,405	77,626	277,558	400,456	98,002	1,672,878	1,069,657
589	2,471	2,710	2,710	2,710	2,710	2,710
20,549	39,120	14,241	13,166	11,028	23,493	15,003
38,862	43,758	31,319	33,454	25,719	54,588	40,157
127	317	21,515	8,028	11,673	45,099	21,503
43	80	6,703	1,372	9,884	49,589	6,059
5,321	6,303	53,038	74,902	26,191	1,088,204	687,808
—	—	—	—	—	37,373	—
21	81	8,116	80,648	10	46,114	176,913
16,034	48,881	46,848	31,160	1,593	1,314	3,104
3,367	4,191	13,092	13,836	14,374	14,417	15,497
2,596	3,477	10,849	7,973	11,618	15,792	14,363
6,205	7,791	14,877	18,233	14,178	46,795	25,154
—	—	—	—	—	15,343	—
2,580	3,314	11,871	30,427	3,641	12,184	25,980
2,277	—	—	—	—	—	—
16,565	55,895	—	—	—	—	—
1,603	3,720	6,655	6,107	6,258	10,325	10,630
1,591	3,679	6,176	5,945	6,544	12,116	9,826
3,179	4,621	6,684	9,057	11,497	127,207	88,089
—	—	—	—	—	10,383	—
1,588	3,677	6,137	8,124	3,159	9,437	46,807
—	—	—	—	—	81,589	—
1,310	351	37,057	17,712	26,814	98,180	32,651
3,254	772	67,904	10,933	149,911	561,433	61,705
—	—	—	—	—	—	—
6,880	16,083	19,223	19,223	19,223	19,223	19,223
4,943	15,954	39,852	30,473	23,872	62,928	61,601
275,153	833,067	1,709,521	1,790,556	948,919	13,008,787	7,967,150
(112,349)	(173,250)	(169,855)	(299,459)	(131,364)	(1,094,629)	(1,264,674)
162,804	659,817	1,539,666	1,491,097	817,555	11,914,158	6,702,476
1,044,350	3,098,043	9,939,041	7,165,326	1,247,628	4,462,595	6,617,807

140,163	193,421	(1,383,831)	96,667	8,109,118	51,721,554	(9,967,857)
1	87	—	—	(76,332)	—	—
—	—	—	—	—	—	—
3,091	40,637	—	—	—	—	—
—	19,186	—	—	—	—	—
(26,945)	10,278	—	—	—	—	—
(209,977)	553,543	4,822,346	19,267,369	(11,209,476)	137,680,803	8,396,808

(7,992)	(7,111)	—	—	85	—	—
2	1,416	—	—	—	—	—
31,928	—	—	—	—	—	—
23,465	(5,664)	—	—	—	—	—
(46,264)	805,793	3,438,515	19,364,036	(3,176,605)	189,402,357	(1,571,049)
$998,086	$3,903,836	$13,377,556	$26,529,362	$(1,928,977)	$193,864,952	$5,046,758

$—	$—	$—	$—	$86,018	$—	$—

Statements of Operations (Continued)

				Touchstone
	Touchstone		Touchstone	Ultra Short
	Sands Capital	Touchstone	Small Cap	Duration
	Select Growth	Small Cap	Value	Fixed Income
	Fund	Fund	Fund	Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2019	2019	2019
Investment Income
Dividends (A)	$3,573,979	$1,305,731	$1,647,578	$7,101
Interest	22,017	—	—	30,137,853
Income from securities loaned	173,285	2,803	24,549	—
Total Investment Income	3,769,281	1,308,534	1,672,127	30,144,954
Expenses
Investment advisory fees	16,349,758	785,758	905,235	2,412,993
Administration fees	2,644,970	134,041	154,423	1,399,530
Compliance fees and expenses	2,710	2,710	2,710	2,710
Custody fees	34,594	11,487	15,347	43,824
Professional fees	67,303	23,582	28,010	48,153
Transfer Agent fees, Class A	59,953	8,013	107,360	63,522
Transfer Agent fees, Class C	43,982	5,042	2,067	3,728
Transfer Agent fees, Class Y	878,029	39,906	31,128	202,521
Transfer Agent fees, Class S	—	—	—	67,294
Transfer Agent fees, Class Z	725,974	—	—	133,044
Transfer Agent fees, Institutional Class	—	11,943	7,162	72,322
Pricing expense	1,231	1,372	3,815	73,969
Registration Fees, Class A	17,546	14,144	13,567	18,168
Registration Fees, Class C	14,087	9,682	7,309	14,967
Registration Fees, Class S	—	—	—	15,955
Registration Fees, Class Y	42,091	14,665	14,659	20,931
Registration Fees, Class Z	21,580	—	—	20,828
Registration Fees, Institutional Class	—	13,475	5,862	22,525
Reports to Shareholders, Class A	11,603	6,119	8,741	8,464
Reports to Shareholders, Class C	10,942	6,035	5,817	6,206
Reports to Shareholders, Class S	—	—	—	15,902
Reports to Shareholders, Class Y	60,257	10,912	7,779	15,390
Reports to Shareholders, Class Z	41,241	—	—	8,937
Reports to Shareholders, Institutional Class	—	6,290	6,132	6,621
Shareholder servicing fees, Class Z	1,204,053	—	—	405,024
Distribution expenses, Class A	219,385	11,254	101,860	183,431
Distribution and shareholder servicing expenses, Class C	616,088	41,237	10,402	35,149
Distribution expenses, Class S	—	—	—	726,830
Trustee fees	19,223	19,223	19,223	19,223
Other expenses	792,418	69,431	56,722	89,442
Total Expenses	23,879,018	1,246,321	1,515,330	6,157,603
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(341,505)	(176,467)	(253,300)	(715,593)
Fees recouped by the Advisor(B)	110,440	—	—	—
Net Expenses	23,647,953	1,069,854	1,262,030	5,442,010
Net Investment Income (Loss)	(19,878,672)	238,680	410,097	24,702,944
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(C)	563,874,003	23,464,145	(13,330,857)	(258,992)
Net change in unrealized appreciation (depreciation) on investments	(636,787,029)	(30,663,731)	(3,290,945)	4,685,231
Net Realized and Unrealized Gains (Losses) on Investments	(72,913,026)	(7,199,586)	(16,621,802)	4,426,239
Change in Net Assets Resulting from Operations	$(92,791,698)	$(6,960,906)	$(16,211,705)	$29,129,183
(A) Net of foreign tax withholding of:	$—	$—	$244	$—
(B) See Note 4 in Notes to Financial Statements.
(C) For the year ended September 30, 2019, Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind of securities in the amount of $305,892,762, and $19,099,097, respectively. Net realized gains (losses) on investments includes the realized gain on the transactions of $185,566,502, and $6,310,009, respectively, which will not be realized by the Fund for tax purposes.

See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets

			Touchstone
			Anti-	Touchstone
			Benchmark®	Anti-
	Touchstone		International	Benchmark® US
	Active Bond		Core Equity	Core Equity
	Fund		Fund(A)	Fund(A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Period Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2019
From Operations
Net investment income	$9,339,620	$9,030,575	$769,261	$484,961
Net realized gains (losses) on investments, foreign currency transactions, futures contracts, written options, swap agreements, and securities sold short	4,415,782	(2,400,191)	(565,791)	(798,930)
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, written options, swap agreements, and securities sold short	17,045,254	(13,484,165)	506,545	1,959,223
Change in Net Assets from Operations	30,800,656	(6,853,781)	710,015	1,645,254
Distributions to Shareholders:
Distributed earnings, Class A	(3,499,808)	(3,641,000)	—	—
Distributed earnings, Class C	(409,591)	(542,157)	—	—
Distributed earnings, Class Y	(3,505,627)	(5,004,643)	(3)	(14)
Distributed earnings, Institutional Class	(2,199,194)	(861,132)	(32,746)	(145,890)
Total Distributions	(9,614,220)	(10,048,932)	(32,749)	(145,904)
Net Increase (Decrease) from Share Transactions(B)	(56,670,856)	251,238,639	36,035,263	25,200,227

Total Increase (Decrease) in Net Assets	(35,484,420)	234,335,926	36,712,529	26,699,577

Net Assets
Beginning of period	361,541,997	127,206,071	—	—
End of period	$326,057,577	$361,541,997	$36,712,529	$26,699,577

(A)  Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.

(B)  For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 122-124.

(C)  The Fund changed its fiscal year end from June 30 to September 30.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

			Touchstone		Touchstone
Touchstone			High Yield		Impact Bond
Credit Opportunities II Fund			Fund		Fund
For the Three	For the	For the	For the	For the	For the	For the
Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	June 30,	June 30,	September 30,	September 30,	September 30,	September 30,
2019(C)	2019	2018	2019	2018	2019	2018

$1,044,350	$3,098,043	$2,745,337	$9,939,041	$9,934,934	$7,165,326	$7,232,570

116,310	263,609	883,277	(1,383,831)	1,133,608	96,667	(962,215)

(162,574)	542,184	(1,700,810)	4,822,346	(8,165,563)	19,267,369	(8,630,367)
998,086	3,903,836	1,927,804	13,377,556	2,902,979	26,529,362	(2,360,012)

(4,253)	(9,474)	(5,959)	(741,320)	(701,103)	(178,385)	(143,763)
(1,918)	(5,380)	(1,561)	(281,592)	(457,871)	(19,278)	(23,628)
(208,081)	(291,730)	(27,709)	(2,491,635)	(3,234,209)	(2,037,305)	(1,332,999)
(805,916)	(3,272,520)	(4,102,648)	(6,487,408)	(5,852,513)	(5,556,679)	(6,579,253)
(1,020,168)	(3,579,104)	(4,137,877)	(10,001,955)	(10,245,696)	(7,791,647)	(8,079,643)
48,200,441	6,580,821	1,013,131	(2,381,934)	(12,957,752)	42,598,181	(2,917,352)

48,178,359	6,905,553	(1,196,942)	993,667	(20,300,469)	61,335,896	(13,357,007)

59,240,096	52,334,543	53,531,485	197,588,201	217,888,670	252,902,179	266,259,186
$107,418,455	$59,240,096	$52,334,543	$198,581,868	$197,588,201	$314,238,075	$252,902,179

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	International		Mid
	ESG Equity		Cap
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
From Operations
Net investment income (loss)	$1,247,628	$2,401,807	$4,462,595	$1,863,060
Net realized gains (losses) on investments and foreign currency transactions	8,032,786	9,382,625	51,721,554	100,593,876
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,209,391)	(4,923,095)	137,680,803	22,111,241
Change in Net Assets from Operations	(1,928,977)	6,861,337	193,864,952	124,568,177
Distributions to Shareholders:
Distributed earnings, Class A	(1,148,127)	(908,417)	(1,161,949)	(332,156)
Distributed earnings, Class C	(1,711,118)	(758,918)	(1,924,706)	(594,785)
Distributed earnings, Class Y	(5,288,924)	(3,370,481)	(25,404,765)	(6,566,737)
Distributed earnings, Class Z	—	—	(686,312)	(194,569)
Distributed earnings, Institutional Class	(4)	—	(4,388,852)	(1,395,718)
Total Distributions	(8,148,173)	(5,037,816)	(33,566,584)	(9,083,965)
Net Increase (Decrease) from Share Transactions(A)	(39,966,666)	(35,011,447)	513,980,291	62,983,199

Total Increase (Decrease) in Net Assets	(50,043,816)	(33,187,926)	674,278,659	178,467,411

Net Assets
Beginning of period	87,624,270	120,812,196	955,425,485	776,958,074
End of period	$37,580,454	$87,624,270	$1,629,704,144	$955,425,485

(A)  For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 125-127.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Mid Cap		Sands Capital		Small
Value		Select Growth		Cap
Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$6,617,807	$4,721,977	$(19,878,672)	$(27,899,779)	$238,680	$4,044,964

(9,967,857)	30,401,221	563,874,003	546,189,592	23,464,145	41,366,895

8,396,808	(12,687,339)	(636,787,029)	192,041,727	(30,663,731)	(23,925,456)
5,046,758	22,435,859	(92,791,698)	710,331,540	(6,960,906)	21,486,403

(677,036)	(1,229,816)	(21,290,699)	(17,654,139)	(1,165,908)	(2,203,403)
(290,312)	(661,135)	(17,571,431)	(15,225,601)	(1,317,244)	(1,605,340)
(15,618,865)	(21,528,565)	(260,948,268)	(335,076,764)	(8,692,472)	(15,359,459)
—	—	(122,462,519)	(108,517,175)	—	—
(22,128,826)	(23,445,172)	—	—	(12,411,469)	(20,034,179)
(38,715,039)	(46,864,688)	(422,272,917)	(476,473,679)	(23,587,093)	(39,202,381)
(4,113,450)	129,238,910	(142,003,990)	(384,217,440)	(50,241,132)	(52,546,314)

(37,781,731)	104,810,081	(657,068,605)	(150,359,579)	(80,789,131)	(70,262,292)

793,630,862	688,820,781	2,345,421,934	2,495,781,513	159,294,631	229,556,923
$755,849,131	$793,630,862	$1,688,353,329	$2,345,421,934	$78,505,500	$159,294,631

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Small		Ultra Short
	Cap Value		Duration Fixed
	Fund		Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
From Operations
Net investment income (loss)	$410,097	$155,956	$24,702,944	$18,493,227
Net realized gains (losses) on investments	(13,330,857)	10,452,409	(258,992)	598,202
Net change in unrealized appreciation (depreciation) on investments	(3,290,945)	(4,802,433)	4,685,231	(4,248,211)
Change in Net Assets from Operations	(16,211,705)	5,805,932	29,129,183	14,843,218
Distributions to Shareholders:
Distributed earnings, Class A	(5,072,643)	(10,217)	(1,822,159)	(1,623,641)
Distributed earnings, Class C	(85,491)	—	(93,157)	(78,654)
Distributed earnings, Class S	—	—	(3,244,399)	(2,657,024)
Distributed earnings, Class Y	(2,377,087)	(35,142)	(7,334,957)	(6,109,491)
Distributed earnings, Class Z	—	—	(4,027,821)	(3,730,711)
Distributed earnings, Institutional Class	(2,239,906)	(113,089)	(8,648,582)	(5,699,048)
Total Distributions	(9,775,127)	(158,448)	(25,171,075)	(19,898,569)
Net Increase (Decrease) from Share Transactions (A)	(39,026,770)	60,933,338	79,576,816	179,921,654

Total Increase (Decrease) in Net Assets	(65,013,602)	66,580,822	83,534,924	174,866,303

Net Assets
Beginning of period	155,215,549	88,634,727	925,054,974	750,188,671
End of period	$90,201,947	$155,215,549	$1,008,589,898	$925,054,974

(A)  For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 127-128.

See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets - Capital Stock Activity

					Touchstone Anti-
					Benchmark®
					International Core Equity
	Touchstone Active Bond Fund				Fund(A)
	For the Year		For the Year		For the Period
	Ended		Ended		Ended
	September 30, 2019		September 30, 2018		September 30, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,422,056	$14,626,760	1,141,735	$11,686,476	—	$—
Proceeds from Shares issued in connection with merger(C)	—	—	15,009,511	156,501,270	—	—
Reinvestment of distributions	278,425	2,850,526	293,114	2,978,894	—	—
Cost of Shares redeemed	(3,059,275)	(31,179,556)	(5,261,939)	(53,817,258)	—	—
Change from Class A Share Transactions	(1,358,794)	(13,702,270)	11,182,421	117,349,382	—	—
Class C
Proceeds from Shares issued	73,331	672,601	100,130	955,908	—	—
Proceeds from Shares issued in connection with merger(C)	—	—	2,962,276	28,556,721	—	—
Reinvestment of distributions	37,388	350,078	50,602	474,990	—	—
Cost of Shares redeemed	(1,493,575)	(14,106,292)	(1,014,425)	(9,561,928)	—	—
Change from Class C Share Transactions	(1,382,856)	(13,083,613)	2,098,583	20,425,691	—	—
Class Y
Proceeds from Shares issued	3,486,649	35,461,232	6,143,950	62,689,353	250	2,500
Proceeds from Shares issued in connection with merger(C)	—	—	12,700,690	132,356,634	—	—
Reinvestment of distributions	302,711	3,080,375	412,120	4,187,060	—	3
Cost of Shares redeemed	(11,913,916)	(120,959,495)	(10,282,417)	(105,020,575)	—	—
Change from Class Y Share Transactions	(8,124,556)	(82,417,888)	8,974,343	94,212,472	250	2,503
Institutional Class
Proceeds from Shares issued	8,994,600	91,572,024	3,666,094	37,270,158	3,689,304	36,945,243
Proceeds from Shares issued in connection with merger(C)	—	—	—	—	—	—
Reinvestment of distributions	186,387	1,928,015	38,079	385,395	3,480	32,746
Cost of Shares redeemed	(4,013,015)	(40,967,124)	(1,822,867)	(18,404,459)	(94,015)	(945,229)
Change from Institutional Class Share Transactions	5,167,972	52,532,915	1,881,306	19,251,094	3,598,769	36,032,760

Change from Share Transactions	(5,698,234)	$(56,670,856)	24,136,653	$251,238,639	3,599,019	$36,035,263

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	The Fund changed its fiscal year end from June 30 to September 30.
(C)	See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Anti-Benchmark®
US Core Equity Fund(A)			Touchstone Credit Opportunities II Fund
		For the Three
For the Period		Months Ended		For the Year		For the Year
Ended		September 30,		Ended		Ended
September 30, 2019		2019(B)		June 30, 2019		June 30, 2018
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

—	$—	13,949	$139,772	16,091	$158,403	11,643	$118,995
—	—	698,322	6,996,031	—	—	—	—
—	—	388	3,835	806	7,849	558	5,652
—	—	(13,832)	(138,793)	(9,561)	(94,507)	(1,170)	(11,882)
—	—	698,827	7,000,845	7,336	71,745	11,031	112,765

—	—	8,188	79,994	12,217	121,216	—	—
—	—	473,084	4,605,015	—	—	—	—
—	—	193	1,918	554	5,381	152	1,561
—	—	(28,936)	(282,404)	(2,267)	(22,317)	—	—
—	—	452,529	4,404,523	10,504	104,280	152	1,561

4,904	51,823	299,398	2,999,589	1,205,335	11,677,641	22,305	226,981
—	—	3,543,051	36,187,744	—	—	—	—
1	14	21,061	208,081	29,642	291,729	2,719	27,709
—	—	(328,931)	(3,317,098)	(138,508)	(1,372,382)	(10,727)	(108,970)
4,905	51,837	3,534,579	36,078,316	1,096,469	10,596,988	14,297	145,720

2,500,250	25,002,500	28,432	284,408	451,288	4,456,115	621,437	6,398,512
—	—	(44,528)	911,375	—	—	—	—
16,156	145,890	81,570	805,916	337,575	3,272,520	402,090	4,102,648
—	—	(127,763)	(1,284,942)	(1,206,092)	(11,920,827)	(936,639)	(9,748,075)
2,516,406	25,148,390	(62,289)	716,757	(417,229)	(4,192,192)	86,888	753,085

2,521,311	$25,200,227	4,623,646	$48,200,441	697,080	$6,580,821	112,368	$1,013,131

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone High Yield Fund				Touchstone Impact Bond Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,662,137	$13,446,109	826,207	$6,792,726	555,411	$5,610,755	246,995	$2,465,673
Reinvestment of distributions	79,556	645,518	74,913	614,938	13,537	136,250	11,860	117,638
Cost of Shares redeemed	(1,506,488)	(12,307,465)	(1,375,365)	(11,296,162)	(186,508)	(1,853,711)	(182,335)	(1,810,911)
Change from Class A Share Transactions	235,205	1,784,162	(474,245)	(3,888,498)	382,440	3,893,294	76,520	772,400
Class C
Proceeds from Shares issued	123,518	996,259	75,920	625,636	74,026	748,774	12,328	121,899
Reinvestment of distributions	29,572	237,691	47,178	386,396	1,500	15,058	1,609	15,969
Cost of Shares redeemed	(764,130)	(6,155,763)	(506,081)	(4,154,816)	(45,500)	(448,699)	(87,921)	(875,805)
Change from Class C Share Transactions	(611,040)	(4,921,813)	(382,983)	(3,142,784)	30,026	315,133	(73,984)	(737,937)
Class Y
Proceeds from Shares issued	1,023,469	8,554,837	2,362,661	19,915,704	5,604,926	56,349,675	2,902,795	28,899,416
Reinvestment of distributions	287,205	2,388,747	350,079	2,953,500	188,739	1,901,861	127,091	1,260,431
Cost of Shares redeemed	(3,800,172)	(31,284,845)	(3,757,037)	(32,063,659)	(2,299,908)	(23,117,754)	(1,084,626)	(10,748,769)
Change from Class Y Share Transactions	(2,489,498)	(20,341,261)	(1,044,297)	(9,194,455)	3,493,757	35,133,782	1,945,260	19,411,078
Class Z
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—	—	—	—	—
Institutional Class
Proceeds from Shares issued	3,302,732	27,657,744	1,507,908	12,770,100	8,802,855	88,365,326	7,061,877	70,368,762
Reinvestment of distributions	775,859	6,475,123	690,916	5,825,042	444,828	4,472,905	554,957	5,517,228
Cost of Shares redeemed	(1,560,919)	(13,035,889)	(1,806,857)	(15,327,157)	(8,961,385)	(89,582,259)	(9,938,463)	(98,248,883)
Change from Institutional Class Share Transactions	2,517,672	21,096,978	391,967	3,267,985	286,298	3,255,972	(2,321,629)	(22,362,893)

Change from Share Transactions	(347,661)	$(2,381,934)	(1,509,558)	$(12,957,752)	4,192,521	$42,598,181	(373,833)	$(2,917,352)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone International ESG Equity Fund				Touchstone Mid Cap Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

406,511	$3,371,271	446,195	$4,243,034	1,001,545	$35,758,307	311,131	$10,462,160
134,546	1,090,024	83,641	791,031	34,482	1,060,010	9,770	312,443
(575,998)	(4,853,121)	(1,696,141)	(16,147,858)	(499,397)	(16,769,979)	(407,887)	(13,602,980)
(34,941)	(391,826)	(1,166,305)	(11,113,793)	536,630	20,048,338	(86,986)	(2,828,377)

44,386	367,915	54,166	514,218	509,902	16,808,427	170,742	5,332,083
195,625	1,576,867	73,917	697,634	56,462	1,632,881	16,395	497,757
(1,013,055)	(8,342,686)	(471,966)	(4,499,368)	(431,317)	(13,750,573)	(454,687)	(14,201,427)
(773,044)	(6,397,904)	(343,883)	(3,287,516)	135,047	4,690,735	(267,550)	(8,371,587)

1,535,494	12,744,601	2,264,419	21,475,734	15,735,498	553,641,720	7,134,097	240,495,397
615,371	4,964,614	332,905	3,141,078	728,248	22,612,002	177,867	5,749,414
(6,077,399)	(50,888,655)	(4,795,212)	(45,226,950)	(6,276,827)	(218,223,100)	(5,074,801)	(169,103,500)
(3,926,534)	(33,179,440)	(2,197,888)	(20,610,138)	10,186,919	358,030,622	2,237,163	77,141,311

—	—	—	—	1,481,414	53,759,389	123,533	4,065,438
—	—	—	—	22,445	685,676	6,115	194,402
—	—	—	—	(495,884)	(18,061,299)	(178,047)	(5,879,353)
—	—	—	—	1,007,975	36,383,766	(48,399)	(1,619,513)

310	2,500	—	—	3,017,918	110,621,171	609,808	20,603,298
1	4	—	—	107,708	3,349,524	23,603	764,136
—	—	—	—	(552,634)	(19,143,865)	(674,827)	(22,706,069)
311	2,504	—	—	2,572,992	94,826,830	(41,416)	(1,338,635)

(4,734,208)	$(39,966,666)	(3,708,076)	$(35,011,447)	14,439,563	$513,980,291	1,792,812	$62,983,199

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Mid Cap Value Fund				Touchstone Sands Capital Select Growth Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	149,145	$2,505,536	405,525	$7,739,321	2,882,491	$37,466,635	1,530,095	$23,879,960
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	35,492	573,460	54,126	1,018,503	1,241,615	14,489,643	901,203	12,454,611
Cost of Shares redeemed	(498,273)	(8,493,315)	(623,953)	(11,796,723)	(2,820,138)	(36,415,606)	(2,349,795)	(37,622,638)
Change from Class A Share Transactions	(313,636)	(5,414,319)	(164,302)	(3,038,899)	1,303,968	15,540,672	81,503	(1,288,067)
Class C
Proceeds from Shares issued	63,277	969,925	87,904	1,638,187	800,446	8,970,545	410,822	5,810,983
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	17,876	279,049	34,727	637,944	1,491,943	15,381,930	1,021,594	12,974,235
Cost of Shares redeemed	(197,621)	(3,252,689)	(264,446)	(4,826,498)	(2,910,652)	(33,616,304)	(1,203,769)	(17,702,423)
Change from Class C Share Transactions	(116,468)	(2,003,715)	(141,815)	(2,550,367)	(618,263)	(9,263,829)	228,647	1,082,795
Class Y
Proceeds from Shares issued	4,148,451	71,207,884	5,764,255	109,669,627	47,984,180	671,020,656	26,383,564	444,886,154
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	936,465	15,250,844	1,094,842	20,691,929	17,298,614	216,916,626	18,105,846	263,802,146
Cost of Shares redeemed	(7,111,343)	(120,504,725)	(5,521,058)	(104,822,459)	(71,274,284)	(1,025,920,882)	(64,116,112)	(1,091,150,314)
Change from Class Y Share Transactions	(2,026,427)	(34,045,997)	1,338,039	25,539,097	(5,991,490)	(137,983,600)	(19,626,702)	(382,462,014)
Class Z
Proceeds from Shares issued	—	—	—	—	3,582,260	47,836,860	4,730,701	77,342,660
Reinvestment of distributions	—	—	—	—	10,414,025	121,739,953	7,798,859	107,858,220
Cost of Shares redeemed	—	—	—	—	(13,484,486)	(179,874,046)	(11,670,837)	(186,751,034)
Change from Class Z Share Transactions	—	—	—	—	511,799	(10,297,233)	858,723	(1,550,154)
Institutional Class
Proceeds from Shares issued	10,425,351	178,428,195	10,029,485	190,380,045	—	—	—	—
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	1,113,293	18,280,984	953,577	18,105,162	—	—	—	—
Cost of Shares redeemed	(9,324,209)	(159,358,598)	(5,241,757)	(99,196,128)	—	—	—	—
Change from Institutional Class Share Transactions	2,214,435	37,350,581	5,741,305	109,289,079	—	—	—	—

Change from Share Transactions	(242,096)	$(4,113,450)	6,773,227	$129,238,910	(4,793,986)	$(142,003,990)	(18,457,829)	$(384,217,440)

(A)	See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Small Cap Fund				Touchstone Small Cap Value Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

38,055	$472,167	91,315	$1,437,365	195,449	$4,249,270	430,771	$11,885,292
—	—	—	—	—	—	72,932	2,071,440
101,878	1,089,083	136,257	2,061,771	209,490	4,705,373	353	9,467
(337,532)	(4,407,142)	(429,220)	(6,846,836)	(2,367,137)	(51,823,595)	(475,661)	(12,759,285)
(197,599)	(2,845,892)	(201,648)	(3,347,700)	(1,962,198)	(42,868,952)	28,395	1,206,914

20,731	207,669	22,731	339,583	8,034	177,715	8,628	220,673
—	—	—	—	—	—	16,657	461,382
114,175	1,134,906	99,622	1,426,382	3,012	65,850	—	—
(249,806)	(2,631,113)	(260,388)	(3,947,706)	(29,729)	(680,560)	(20,402)	(544,363)
(114,900)	(1,288,538)	(138,035)	(2,181,741)	(18,683)	(436,995)	4,883	137,692

810,114	9,668,277	743,774	12,307,802	328,553	7,538,534	36,388	973,923
—	—	—	—	—	—	1,429,509	40,693,020
750,085	8,160,920	924,185	14,180,457	102,758	2,312,572	1,058	28,836
(1,917,077)	(24,260,072)	(3,290,472)	(52,302,281)	(874,577)	(20,250,772)	(95,731)	(2,628,800)
(356,878)	(6,430,875)	(1,622,513)	(25,814,022)	(443,266)	(10,399,666)	1,371,224	39,066,979

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

2,076,783	25,606,948	1,864,321	29,368,228	904,996	21,393,137	805,744	21,884,585

—	—	—	—	—	—	127,709	3,632,489
934,025	10,124,830	937,971	14,378,877	29,736	668,672	1,186	31,335
(5,797,319)	(75,407,605)	(3,946,506)	(64,949,956)	(314,310)	(7,382,966)	(181,101)	(5,026,656)
(2,786,511)	(39,675,827)	(1,144,214)	(21,202,851)	620,422	14,678,843	753,538	20,521,753

(3,455,888)	$(50,241,132)	(3,106,410)	$(52,546,314)	(1,803,725)	$(39,026,770)	2,158,040	$60,933,338

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Ultra Short Duration Fixed Income Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2019		September 30, 2018
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,561,834	$14,461,350	2,186,773	$20,262,081
Proceeds from Shares issued in connection with merger(A)		—	8,852,517	82,262,174
Reinvestment of distributions	178,237	1,651,342	157,558	1,458,905
Cost of Shares redeemed	(2,308,007)	(21,370,670)	(4,424,320)	(40,986,668)
Change from Class A Share Transactions	(567,936)	(5,257,978)	6,772,528	62,996,492
Class C
Proceeds from Shares issued	469,828	4,349,002	140,726	1,304,964
Reinvestment of distributions	7,701	71,373	6,609	61,233
Cost of Shares redeemed	(508,717)	(4,714,076)	(275,175)	(2,550,464)
Change from Class C Share Transactions	(31,188)	(293,701)	(127,840)	(1,184,267)
Class S
Proceeds from Shares issued	6,326,264	58,524,099	3,243,115	30,015,459
Proceeds from Shares issued in connection with merger(A)	—	—	18,778,658	174,475,987
Reinvestment of distributions	326,447	3,023,746	278,023	2,573,997
Cost of Shares redeemed	(7,401,049)	(68,520,143)	(6,950,386)	(64,347,591)
Change from Class S Share Transactions	(748,338)	(6,972,298)	15,349,410	142,717,852
Class Y
Proceeds from Shares issued	19,911,778	184,399,781	15,184,845	140,672,822
Proceeds from Shares issued in connection with merger(A)	—	—	1,675,485	15,567,307
Reinvestment of distributions	616,968	5,717,131	467,260	4,327,179
Cost of Shares redeemed	(15,973,962)	(147,823,922)	(16,990,466)	(157,357,424)
Change from Class Y Share Transactions	4,554,784	42,292,990	337,124	3,209,884
Class Z
Proceeds from Shares issued	8,443,969	78,135,460	6,536,969	60,562,276
Reinvestment of distributions	416,624	3,860,213	388,685	3,600,301
Cost of Shares redeemed	(12,781,112)	(118,395,872)	(11,985,438)	(111,031,474)
Change from Class Z Share Transactions	(3,920,519)	(36,400,199)	(5,059,784)	(46,868,897)
Institutional Class
Proceeds from Shares issued	27,100,680	250,714,052	18,337,840	169,704,983
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	873,331	8,086,264	565,948	5,237,944
Cost of Shares redeemed	(18,658,124)	(172,592,314)	(16,833,220)	(155,892,337)
Change from Institutional Class Share Transactions	9,315,887	86,208,002	2,070,568	19,050,590

Change from Share Transactions	8,602,690	$79,576,816	19,342,006	$179,921,654

(A)	See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Active Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$10.01	$10.47		$10.59	$10.20	$10.45
Income (loss) from investment operations:
Net investment income	0.27	0.23		0.24	0.26	0.26
Net realized and unrealized gains (losses) on investments	0.68	(0.43)		(0.11)	0.43	(0.23)
Total from investment operations	0.95	(0.20)		0.13	0.69	0.03
Distributions from:
Net investment income	(0.28)	(0.26)		(0.25)	(0.30)	(0.28)
Realized capital gains	—	—	(A)	—	—	—
Total distributions	(0.28)	(0.26)		(0.25)	(0.30)	(0.28)
Net asset value at end of period	$10.68	$10.01		$10.47	$10.59	$10.20
Total return(B)	9.68%	(1.87%)		1.26%	6.90%	0.24%
Ratios and supplemental data:
Net assets at end of period (000’s)	$127,502	$133,083		$22,117	$25,324	$29,135
Ratio to average net assets:
Net expenses	0.90%	0.90%		0.90%	0.90%	0.90%
Gross expenses	1.00%	0.97%		1.18%	1.19%	1.19%
Net investment income	2.68%	2.34%		2.33%	2.52%	2.50%
Portfolio turnover rate	235%	448	%(C)	496%	590%	349%

Touchstone Active Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$9.23	$9.68		$9.82	$9.48	$9.73
Income (loss) from investment operations:
Net investment income	0.12	0.20		0.14	0.16	0.17
Net realized and unrealized gains (losses) on investments	0.68	(0.46)		(0.10)	0.41	(0.21)
Total from investment operations	0.80	(0.26)		0.04	0.57	(0.04)
Distributions from:
Net investment income	(0.21)	(0.19)		(0.18)	(0.23)	(0.21)
Realized capital gains	—	—	(A)	—	—	—
Total distributions	(0.21)	(0.19)		(0.18)	(0.23)	(0.21)
Net asset value at end of period	$9.82	$9.23		$9.68	$9.82	$9.48
Total return(B)	8.83%	(2.64%)		0.52%	6.03%	(0.47%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,743	$23,807		$4,642	$6,513	$6,946
Ratio to average net assets:
Net expenses	1.65%	1.65%		1.65%	1.65%	1.65%
Gross expenses	1.85%	1.79%		2.18%	2.09%	2.06%
Net investment income	1.93%	1.59%		1.58%	1.77%	1.75%
Portfolio turnover rate	235%	448	%(C)	496%	590%	349%

(A)	Less than $0.005 per share.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Active Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$10.00	$10.46		$10.59	$10.20	$10.45
Income (loss) from investment operations:
Net investment income	0.31	0.26		0.27	0.29	0.29
Net realized and unrealized gains (losses) on investments	0.67	(0.43)		(0.12)	0.43	(0.24)
Total from investment operations	0.98	(0.17)		0.15	0.72	0.05
Distributions from:
Net investment income	(0.31)	(0.29)		(0.28)	(0.33)	(0.30)
Realized capital gains	—	—	(A)	—	—	—
Total distributions	(0.31)	(0.29)		(0.28)	(0.33)	(0.30)
Net asset value at end of period	$10.67	$10.00		$10.46	$10.59	$10.20
Total return	9.96%	(1.62%)		1.43%	7.18%	0.49%
Ratios and supplemental data:
Net assets at end of period (000’s)	$90,336	$165,937		$79,648	$76,544	$57,394
Ratio to average net assets:
Net expenses	0.65%	0.65%		0.65%	0.65%	0.65%
Gross expenses	0.73%	0.70%		0.86%	0.90%	0.91%
Net investment income	2.93%	2.59%		2.58%	2.77%	2.75%
Portfolio turnover rate	235%	448	%(B)	496%	590%	349%

Touchstone Active Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$10.00	$10.46		$10.58	$10.19	$10.44
Income (loss) from investment operations:
Net investment income	0.30	0.27		0.25	0.33	0.30
Net realized and unrealized gains (losses) on investments	0.69	(0.43)		(0.09)	0.40	(0.24)
Total from investment operations	0.99	(0.16)		0.16	0.73	0.06
Distributions from:
Net investment income	(0.32)	(0.30)		(0.28)	(0.34)	(0.31)
Realized capital gains	—	—	(A)	—	—	—
Total distributions	(0.32)	(0.30)		(0.28)	(0.34)	(0.31)
Net asset value at end of period	$10.67	$10.00		$10.46	$10.58	$10.19
Total return	10.06%	(1.54%)		1.61%	7.27%	0.57%
Ratios and supplemental data:
Net assets at end of period (000’s)	$96,477	$38,715		$20,800	$6,841	$6,788
Ratio to average net assets:
Net expenses	0.57%	0.57%		0.57%	0.57%	0.57%
Gross expenses	0.66%	0.66%		0.87%	1.00%	0.95%
Net investment income	3.01%	2.67%		2.66%	2.85%	2.83%
Portfolio turnover rate	235%	448	%(B)	496%	590%	349%

(A)	Less than $0.005 per share.
(B)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Anti-Benchmark® International Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2019(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.24
Net realized and unrealized gains (losses) on investments	(0.03)
Total from investment operations	0.21
Distributions from:
Net investment income	(0.01)
Net asset value at end of period	$10.20
Total return	2.13	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3
Ratio to average net assets:
Net expenses	0.69	%(C)
Gross expenses	373.97	%(C)
Net investment income	2.74	%(C)
Portfolio turnover rate	117	%(B)(D)

Touchstone Anti-Benchmark® International Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2019(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.21
Net realized and unrealized gains (losses) on investments	—
Total from investment operations	0.21
Distributions from:
Net investment income	(0.01)
Net asset value at end of period	$10.20
Total return	2.14	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$36,710
Ratio to average net assets:
Net expenses	0.59	%(C)
Gross expenses	1.13	%(C)
Net investment income	2.84	%(C)
Portfolio turnover rate	117	%(B)(D)

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Anti-Benchmark® US Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2019(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	0.56
Total from investment operations	0.65
Distributions from:
Net investment income	(0.06)
Net asset value at end of period	$10.59
Total return	6.57	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$52
Ratio to average net assets:
Net expenses	0.54	%(C)
Gross expenses	110.89	%(C)
Net investment income	2.10	%(C)
Portfolio turnover rate	137	%(B)(D)

Touchstone Anti-Benchmark® US Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2019(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gains (losses) on investments	0.46
Total from investment operations	0.65
Distributions from:
Net investment income	(0.06)
Net asset value at end of period	$10.59
Total return	6.59	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$26,648
Ratio to average net assets:
Net expenses	0.44	%(C)
Gross expenses	0.85	%(C)
Net investment income	2.21	%(C)
Portfolio turnover rate	137	%(B)(D)

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Three Months
	Ended					Period Ended
	September 30,		Year Ended June 30,			June 30,
	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$9.95		$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.20		0.52	0.49	0.45	0.22
Net realized and unrealized gains (losses) on investments	0.04		0.12	(0.13)	0.45	0.07
Total from investment operations	0.24		0.64	0.36	0.90	0.29
Distributions from:
Net investment income	(0.12)		(0.54)	(0.53)	(0.47)	(0.23)
Realized capital gains	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.16)		(0.65)	(0.81)	(0.54)	(0.24)
Net asset value at end of period	$10.03		$9.95	$9.96	$10.41	$10.05
Total return(C)	1.40	%(D)	6.69%	3.50%	9.08%	2.95	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$7,239		$226	$153	$45	$43
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.18	%(F)	1.55%	1.76%	1.87%	1.73	%(F)
Gross expenses (including dividend and interest expense on securities sold short)(G)	2.55	%(F)	7.56%	10.00%	16.01%	38.32	%(F)
Net investment income	5.43	%(F)	5.46%	5.00%	4.44%	3.53	%(F)
Portfolio turnover rate	28	%(D)(H)	94%	70%	84%	91	%(D)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.08%, 1.45%, 1.69%, 1.69% and 1.69% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.45%, 7.46%, 9.93%, 15.83% and 38.28% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(H)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Three Months
	Ended					Period Ended
	September 30,		Year Ended June 30,			June 30,
	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$9.98		$10.00	$10.44	$10.08	$10.00
Income (loss) from investment operations:
Net investment income	0.19		0.43	0.44	0.34	0.17
Net realized and unrealized gains (losses) on investments	(0.27)		0.14	(0.15)	0.48	0.08
Total from investment operations	(0.08)		0.57	0.29	0.82	0.25
Distributions from:
Net investment income	(0.11)		(0.48)	(0.45)	(0.39)	(0.16)
Realized capital gains	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.15)		(0.59)	(0.73)	(0.46)	(0.17)
Net asset value at end of period	$9.75		$9.98	$10.00	$10.44	$10.08
Total return(C)	1.15	%(D)	5.97%	2.69%	8.31%	2.59	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,538		$127	$22	$22	$6
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.93	%(F)	2.26%	2.51%	2.62%	2.48	%(F)
Gross expenses (including dividend and interest expense on securities sold short)(G)	3.62	%(F)	11.81%	34.60%	73.30%	276.34	%(F)
Net investment income	4.68	%(F)	4.75%	4.25%	3.69%	2.79	%(F)
Portfolio turnover rate	28	%(D)(H)	94%	70%	84%	91	%(D)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.83%, 2.16%, 2.44%, 2.44% and 2.44% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 3.52%, 11.71%, 34.53%, 73.12% and 276.30% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(H)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Three Months
	Ended					Period Ended
	September 30,		Year Ended June 30,			June 30,
	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$9.95		$9.96	$10.41	$10.04	$10.00
Income (loss) from investment operations:
Net investment income	0.17		0.60	0.50	0.39	0.31
Net realized and unrealized gains (losses) on investments	0.21		0.06	(0.12)	0.54	(0.02)
Total from investment operations	0.38		0.66	0.38	0.93	0.29
Distributions from:
Net investment income	(0.13)		(0.56)	(0.55)	(0.49)	(0.24)
Realized capital gains	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.17)		(0.67)	(0.83)	(0.56)	(0.25)
Net asset value at end of period	$10.16		$9.95	$9.96	$10.41	$10.04
Total return	1.54	%(C)	7.05%	3.73%	9.39%	3.04	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$47,483		$11,356	$444	$315	$3
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.93	%(E)	1.09%	1.51%	1.62%	1.48	%(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	1.60	%(E)	1.71%	4.29%	8.25%	355.77	%(E)
Net investment income	5.68	%(E)	5.93%	5.25%	4.69%	3.79	%(E)
Portfolio turnover rate	28	%(C)(G)	94%	70%	84%	91	%(C)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.83%, 0.99%, 1.44%, 1.44% and 1.44% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.50%, 1.61%, 4.22%, 8.07% and 355.73% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(G)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Three Months
	Ended					Period Ended
	September 30,		Year Ended June 30,			June 30,
	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$9.95		$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.15		0.58	0.55	0.50	0.28
Net realized and unrealized gains (losses) on investments	0.29		0.09	(0.16)	0.43	0.03
Total from investment operations	0.44		0.67	0.39	0.93	0.31
Distributions from:
Net investment income	(0.13)		(0.57)	(0.56)	(0.50)	(0.25)
Realized capital gains	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.17)		(0.68)	(0.84)	(0.57)	(0.26)
Net asset value at end of period	$10.22		$9.95	$9.96	$10.41	$10.05
Total return	1.57	%(C)	7.04%	3.85%	9.47%	3.22	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$48,158		$47,531	$51,715	$53,150	$54,411
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.83	%(E)	1.24%	1.41%	1.52%	1.38	%(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	1.36	%(E)	1.50%	1.59%	1.69%	1.65	%(E)
Net investment income	5.78	%(E)	5.78%	5.35%	4.79%	3.88	%(E)
Portfolio turnover rate	28	%(C)(G)	94%	70%	84%	91	%(C)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.73%, 1.14%, 1.34%, 1.34% and 1.34% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.26%, 1.40%, 1.52%, 1.51% and 1.61% for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(G)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone High Yield Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.12	$8.43	$8.21	$7.95	$8.91
Income (loss) from investment operations:
Net investment income	0.40	0.41	0.39	0.41	0.43
Net realized and unrealized gains (losses) on investments	0.16	(0.31)	0.21	0.26	(0.81)
Total from investment operations	0.56	0.10	0.60	0.67	(0.38)
Distributions from:
Net investment income	(0.41)	(0.41)	(0.38)	(0.41)	(0.44)
Realized capital gains	—	—	—	—	(0.14)
Total distributions	(0.41)	(0.41)	(0.38)	(0.41)	(0.58)
Net asset value at end of period	$8.27	$8.12	$8.43	$8.21	$7.95
Total return(A)	7.08%	1.24%	7.45%	8.78%	(4.54%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$14,642	$12,457	$16,925	$20,995	$26,797
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.28%	1.29%	1.24%	1.23%	1.15%
Net investment income	4.95%	4.76%	4.63%	5.19%	4.92%
Portfolio turnover rate	63%	59%	69%	56%	35%

Touchstone High Yield Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.10	$8.41	$8.19	$7.93	$8.90
Income (loss) from investment operations:
Net investment income	0.34	0.34	0.33	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.16	(0.30)	0.21	0.26	(0.82)
Total from investment operations	0.50	0.04	0.54	0.61	(0.46)
Distributions from:
Net investment income	(0.35)	(0.35)	(0.32)	(0.35)	(0.37)
Realized capital gains	—	—	—	—	(0.14)
Total distributions	(0.35)	(0.35)	(0.32)	(0.35)	(0.51)
Net asset value at end of period	$8.25	$8.10	$8.41	$8.19	$7.93
Total return(A)	6.31%	0.50%	6.68%	7.99%	(5.28%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,582	$9,444	$13,025	$16,372	$24,755
Ratio to average net assets:
Net expenses	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses	2.10%	2.00%	1.97%	1.94%	1.87%
Net investment income	4.20%	4.01%	3.88%	4.44%	4.17%
Portfolio turnover rate	63%	59%	69%	56%	35%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone High Yield Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.35	$8.67	$8.44	$8.16	$9.14
Income (loss) from investment operations:
Net investment income	0.47	0.44	0.43	0.46	0.47
Net realized and unrealized gains (losses) on investments	0.14	(0.32)	0.21	0.25	(0.85)
Total from investment operations	0.61	0.12	0.64	0.71	(0.38)
Distributions from:
Net investment income	(0.44)	(0.44)	(0.41)	(0.43)	(0.46)
Realized capital gains	—	—	—	—	(0.14)
Total distributions	(0.44)	(0.44)	(0.41)	(0.43)	(0.60)
Net asset value at end of period	$8.52	$8.35	$8.67	$8.44	$8.16
Total return	7.52%	1.44%	7.74%	9.11%	(4.42%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$44,030	$63,983	$75,435	$85,739	$119,505
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.91%	0.88%	0.90%	0.91%	0.87%
Net investment income	5.20%	5.01%	4.88%	5.44%	5.17%
Portfolio turnover rate	63%	59%	69%	56%	35%

Touchstone High Yield Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.35	$8.66	$8.43	$8.16	$9.13
Income (loss) from investment operations:
Net investment income	0.44	0.44	0.42	0.44	0.46
Net realized and unrealized gains (losses) on investments	0.16	(0.30)	0.22	0.27	(0.82)
Total from investment operations	0.60	0.14	0.64	0.71	(0.36)
Distributions from:
Net investment income	(0.44)	(0.45)	(0.41)	(0.44)	(0.47)
Realized capital gains	—	—	—	—	(0.14)
Total distributions	(0.44)	(0.45)	(0.41)	(0.44)	(0.61)
Net asset value at end of period	$8.51	$8.35	$8.66	$8.43	$8.16
Total return	7.47%	1.63%	7.70%	9.19%	(4.23%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$135,328	$111,705	$112,503	$93,267	$59,037
Ratio to average net assets:
Net expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Gross expenses	0.77%	0.76%	0.75%	0.77%	0.75%
Net investment income	5.28%	5.09%	4.96%	5.52%	5.25%
Portfolio turnover rate	63%	59%	69%	56%	35%

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Impact Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.77	$10.13	$10.38	$10.19	$10.23
Income (loss) from investment operations:
Net investment income	0.23	0.22	0.18	0.24	0.22
Net realized and unrealized gains (losses) on investments	0.69	(0.33)	(0.17)	0.22	0.01
Total from investment operations	0.92	(0.11)	0.01	0.46	0.23
Distributions from:
Net investment income	(0.25)	(0.25)	(0.26)	(0.27)	(0.27)
Net asset value at end of period	$10.44	$9.77	$10.13	$10.38	$10.19
Total return(A)	9.59%	(1.07%)	0.15%	4.57%	2.24%
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,083	$5,697	$5,137	$8,639	$5,749
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.87%	0.90%
Gross expenses	1.19%	1.30%	1.22%	1.25%	1.26%
Net investment income	2.28%	2.25%	1.98%	2.26%	2.10%
Portfolio turnover rate	22%	40%	18%	12%	19%

Touchstone Impact Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.75	$10.12	$10.36	$10.18	$10.21
Income (loss) from investment operations:
Net investment income	0.16	0.16	0.11	0.15	0.14
Net realized and unrealized gains (losses) on investments	0.70	(0.35)	(0.17)	0.22	0.02
Total from investment operations	0.86	(0.19)	(0.06)	0.37	0.16
Distributions from:
Net investment income	(0.18)	(0.18)	(0.18)	(0.19)	(0.19)
Net asset value at end of period	$10.43	$9.75	$10.12	$10.36	$10.18
Total return(A)	8.89%	(1.94%)	(0.51%)	3.70%	1.60%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,475	$1,087	$1,876	$2,813	$2,368
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.62%	1.65%
Gross expenses	2.94%	2.78%	2.30%	2.19%	2.27%
Net investment income	1.53%	1.50%	1.23%	1.51%	1.35%
Portfolio turnover rate	22%	40%	18%	12%	19%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Impact Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.78	$10.15	$10.39	$10.20	$10.24
Income (loss) from investment operations:
Net investment income	0.26	0.24	0.24	0.26	0.25
Net realized and unrealized gains (losses) on investments	0.69	(0.33)	(0.19)	0.23	0.01
Total from investment operations	0.95	(0.09)	0.05	0.49	0.26
Distributions from:
Net investment income	(0.28)	(0.28)	(0.29)	(0.30)	(0.30)
Net asset value at end of period	$10.45	$9.78	$10.15	$10.39	$10.20
Total return	9.84%	(0.92%)	0.50%	4.82%	2.51%
Ratios and supplemental data:
Net assets at end of period (000’s)	$95,218	$54,895	$37,233	$49,484	$39,751
Ratio to average net assets:
Net expenses	0.60%	0.60%	0.60%	0.62%	0.65%
Gross expenses	0.68%	0.67%	0.73%	0.71%	0.70%
Net investment income	2.53%	2.50%	2.23%	2.51%	2.35%
Portfolio turnover rate	22%	40%	18%	12%	19%

Touchstone Impact Bond Fund — Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.78	$10.14	$10.39	$10.20	$10.24
Income (loss) from investment operations:
Net investment income	0.27	0.26	0.25	0.28	0.26
Net realized and unrealized gains (losses) on investments	0.69	(0.33)	(0.20)	0.22	0.01
Total from investment operations	0.96	(0.07)	0.05	0.50	0.27
Distributions from:
Net investment income	(0.29)	(0.29)	(0.30)	(0.31)	(0.31)
Net asset value at end of period	$10.45	$9.78	$10.14	$10.39	$10.20
Total return	9.95%	(0.72%)	0.51%	4.94%	2.65%
Ratios and supplemental data:
Net assets at end of period (000’s)	$207,462	$191,224	$222,013	$166,008	$134,877
Ratio to average net assets:
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross expenses	0.60%	0.60%	0.60%	0.60%	0.61%
Net investment income	2.63%	2.60%	2.33%	2.63%	2.50%
Portfolio turnover rate	22%	40%	18%	12%	19%

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International ESG Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.58	$9.40	$8.77	$8.27	$9.98
Income (loss) from investment operations:
Net investment income	0.15	0.24	0.25	0.22	0.24
Net realized and unrealized gains (losses) on investments	(0.29)	0.35	0.62	1.04	(1.25)
Total from investment operations	(0.14)	0.59	0.87	1.26	(1.01)
Distributions from:
Net investment income	(0.17)	(0.23)	(0.24)	(0.21)	(0.25)
Realized capital gains	(0.77)	(0.18)	—	(0.55)	(0.45)
Total distributions	(0.94)	(0.41)	(0.24)	(0.76)	(0.70)
Net asset value at end of period	$8.50	$9.58	$9.40	$8.77	$8.27
Total return(A)	(0.81%)	6.41%	10.10%	16.80%	(10.79%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,333	$11,984	$22,725	$26,907	$36,023
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.52%	1.41%	1.36%	1.34%	1.25%
Net investment income	1.71%	2.16%	2.69%	2.57%	2.57%
Portfolio turnover rate	123%	68%	39%	38%	31%

Touchstone International ESG Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.57	$9.39	$8.75	$8.26	$9.97
Income (loss) from investment operations:
Net investment income	0.09	0.14	0.17	0.15	0.17
Net realized and unrealized gains (losses) on investments	(0.30)	0.38	0.64	1.04	(1.24)
Total from investment operations	(0.21)	0.52	0.81	1.19	(1.07)
Distributions from:
Net investment income	(0.11)	(0.16)	(0.17)	(0.15)	(0.19)
Realized capital gains	(0.77)	(0.18)	—	(0.55)	(0.45)
Total distributions	(0.88)	(0.34)	(0.17)	(0.70)	(0.64)
Net asset value at end of period	$8.48	$9.57	$9.39	$8.75	$8.26
Total return(A)	(1.61%)	5.62%	9.42%	15.81%	(11.45%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,691	$19,455	$22,324	$25,781	$31,405
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.16%	2.07%	2.05%	2.05%	2.00%
Net investment income	1.05%	1.41%	1.94%	1.82%	1.82%
Portfolio turnover rate	123%	68%	39%	38%	31%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International ESG Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.55	$9.38	$8.75	$8.25	$9.97
Income (loss) from investment operations:
Net investment income	0.18	0.23	0.26	0.23	0.26
Net realized and unrealized gains (losses) on investments	(0.30)	0.37	0.63	1.05	(1.25)
Total from investment operations	(0.12)	0.60	0.89	1.28	(0.99)
Distributions from:
Net investment income	(0.19)	(0.25)	(0.26)	(0.23)	(0.28)
Realized capital gains	(0.77)	(0.18)	—	(0.55)	(0.45)
Total distributions	(0.96)	(0.43)	(0.26)	(0.78)	(0.73)
Net asset value at end of period	$8.47	$9.55	$9.38	$8.75	$8.25
Total return	(0.57%)	6.59%	10.41%	17.13%	(10.58%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$16,554	$56,185	$75,763	$99,953	$100,772
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.09%	0.99%	1.00%	1.03%	0.97%
Net investment income	2.17%	2.41%	2.94%	2.82%	2.82%
Portfolio turnover rate	123%	68%	39%	38%	31%

Touchstone International ESG Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2019(A)
Net asset value at beginning of period	$8.05	(B)
Income (loss) from investment operations:
Net Investment loss	(0.01)
Net realized and unrealized gains on investments	0.45
Total from investment operations	0.44
Distributions from:
Net investment income	(0.01)
Net asset value at end of period	$8.48
Total return	5.46	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3
Ratio to average net assets:
Net expenses	0.89	%(D)
Gross expenses	2,643.52	%(D)
Net investment loss	(0.97	)%(D)
Portfolio turnover rate	123	%(C)

(A)	Represents the period from commencement of operations (August 23, 2019) through September 30, 2019.
(B)	Net asset value at the beginning of period is based on the net asset value of Class A shares on August 23, 2019.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$34.99	$30.50	$25.91	$23.22	$23.68
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	(A)	(0.02	)(A)	0.12	(0.02	)(A)
Net realized and unrealized gains (losses) on investments	5.00	4.79	4.69	2.57	(0.44)
Total from investment operations	5.05	4.80	4.67	2.69	(0.46)
Distributions from:
Net investment income	(0.02)	—	(0.08)	—	—
Realized capital gains	(1.15)	(0.31)	—	—	—
Total distributions	(1.17)	(0.31)	(0.08)	—	—
Net asset value at end of period	$38.87	$34.99	$30.50	$25.91	$23.22
Total return(B)	15.34%	15.83%	18.08%	11.58%	(1.94%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$61,772	$36,824	$34,761	$53,044	$62,717
Ratio to average net assets:
Net expenses	1.23%	1.24%	1.24%	1.24%	1.24%
Gross expenses	1.36%	1.35%	1.36%	1.35%	1.35%
Net investment income (loss)	0.19%	0.04%	(0.09%)	0.43%	(0.07%)
Portfolio turnover rate	25%	46%	19%	19%	17%

Touchstone Mid Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$33.01	$29.02		$24.76		$22.35	$22.97
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.22	)(A)	(0.22	)(A)	(0.12)	(0.20	)(A)
Net realized and unrealized gains (losses) on investments	4.65	4.52		4.48		2.53	(0.42)
Total from investment operations	4.48	4.30		4.26		2.41	(0.62)
Distributions from:
Realized capital gains	(1.15)	(0.31)		—		—	—
Net asset value at end of period	$36.34	$33.01		$29.02		$24.76	$22.35
Total return(B)	14.48%	14.91%		17.21%		10.78%	(2.70%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$66,855	$56,274		$57,224		$59,431	$60,815
Ratio to average net assets:
Net expenses	1.98%	1.99%		1.99%		1.99%	1.99%
Gross expenses	2.07%	2.08%		2.11%		2.13%	2.12%
Net investment loss	(0.56%)	(0.71%)		(0.84%)		(0.32%)	(0.82%)
Portfolio turnover rate	25%	46%		19%		19%	17%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$35.33	$30.77	$26.14	$23.38	$23.83
Income (loss) from investment operations:
Net investment income	0.14	0.10	(A)	0.05	(A)	0.18	0.05	(A)
Net realized and unrealized gains (losses) on investments	5.05	4.82	4.74	2.59	(0.45)
Total from investment operations	5.19	4.92	4.79	2.77	(0.40)
Distributions from:
Net investment income	(0.04)	(0.05)	(0.16)	(0.01)	(0.05)
Realized capital gains	(1.15)	(0.31)	—	—	—
Total distributions	(1.19)	(0.36)	(0.16)	(0.01)	(0.05)
Net asset value at end of period	$39.33	$35.33	$30.77	$26.14	$23.38
Total return	15.62%	16.09%	18.40%	11.87%	(1.69%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,194,001	$712,578	$551,794	$476,831	$481,735
Ratio to average net assets:
Net expenses	0.98%	0.99%	0.99%	0.99%	0.99%
Gross expenses	1.07%	1.05%	1.08%	1.07%	1.11%
Net investment income	0.44%	0.29%	0.16%	0.68%	0.18%
Portfolio turnover rate	25%	46%	19%	19%	17%

Touchstone Mid Cap Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$34.78	$30.32	$25.75	$23.08	$23.54
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	(A)	(0.02	)(A)	0.12	(0.02	)(A)
Net realized and unrealized gains (losses) on investments	4.96	4.76	4.67	2.55	(0.44)
Total from investment operations	5.01	4.77	4.65	2.67	(0.46)
Distributions from:
Net investment income	(0.02)	—	(0.08)	(—	)(B)	—
Realized capital gains	(1.15)	(0.31)	—	—	—
Total distributions	(1.17)	(0.31)	(0.08)	(—	)(B)	—
Net asset value at end of period	$38.62	$34.78	$30.32	$25.75	$23.08
Total return	15.32%	15.83%	18.08%	11.58%	(1.95%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$61,657	$20,464	$19,312	$18,934	$18,693
Ratio to average net assets:
Net expenses	1.22%	1.24%	1.24%	1.24%	1.24%
Gross expenses	1.37%	1.40%	1.44%	1.46%	1.44%
Net investment income (loss)	0.19%	0.04%	(0.09%)	0.43%	(0.07%)
Portfolio turnover rate	25%	46%	19%	19%	17%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$35.38	$30.81	$26.18	$23.40	$23.85
Income (loss) from investment operations:
Net investment income	0.15	0.12	(A)	0.07	(A)	0.19	0.06	(A)
Net realized and unrealized gains (losses) on investments	5.08	4.83	4.74	2.61	(0.44)
Total from investment operations	5.23	4.95	4.81	2.80	(0.38)
Distributions from:
Net investment income	(0.05)	(0.07)	(0.18)	(0.02)	(0.07)
Realized capital gains	(1.15)	(0.31)	—	—	—
Total distributions	(1.20)	(0.38)	(0.18)	(0.02)	(0.07)
Net asset value at end of period	$39.41	$35.38	$30.81	$26.18	$23.40
Total return	15.71%	16.18%	18.50%	11.92%	(1.62%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$245,418	$129,284	$113,867	$77,775	$76,324
Ratio to average net assets:
Net expenses	0.91%	0.92%	0.92%	0.92%	0.92%
Gross expenses	0.97%	0.97%	0.98%	0.99%	1.00%
Net investment income	0.51%	0.36%	0.23%	0.75%	0.25%
Portfolio turnover rate	25%	46%	19%	19%	17%

(A)	The net investment income per share was based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$18.71	$19.36	$17.49	$15.70	$16.60
Income (loss) from investment operations:
Net investment income	0.12	0.07	0.04	0.09	(A)	0.12
Net realized and unrealized gains (losses) on investments	(0.06)	0.48	2.47	2.76	(0.28)
Total from investment operations	0.06	0.55	2.51	2.85	(0.16)
Distributions from:
Net investment income	(0.10)	(0.06)	(0.03)	(0.10)	(0.10)
Realized capital gains	(0.76)	(1.14)	(0.61)	(0.96)	(0.64)
Total distributions	(0.86)	(1.20)	(0.64)	(1.06)	(0.74)
Net asset value at end of period	$17.91	$18.71	$19.36	$17.49	$15.70
Total return(B)	0.81%	2.80%	14.62%	19.20%	(1.14%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,866	$17,217	$21,001	$21,867	$7,663
Ratio to average net assets:
Net expenses	1.22%	1.25%	1.27%	1.27%	1.29%
Gross expenses	1.53%	1.48%	1.47%	1.59%	1.66%
Net investment income	0.59%	0.32%	0.19%	0.56%	0.55%
Portfolio turnover rate	34%	31%	43%	45%	54%

Touchstone Mid Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018	2017	2016		2015
Net asset value at beginning of period	$18.20	$18.94	$17.23	$15.49		$16.42
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.13)	(0.06)	(0.03	)(A)	(0.04)
Net realized and unrealized gains (losses) on investments	0.05	0.53	2.38	2.73		(0.25)
Total from investment operations	(0.07)	0.40	2.32	2.70		(0.29)
Distributions from:
Realized capital gains	(0.76)	(1.14)	(0.61)	(0.96)		(0.64)
Total distributions	(0.76)	(1.14)	(0.61)	(0.96)		(0.64)
Net asset value at end of period	$17.37	$18.20	$18.94	$17.23		$15.49
Total return(B)	0.06%	2.04%	13.78%	18.32%		(1.91%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,378	$7,755	$10,758	$4,088		$1,752
Ratio to average net assets:
Net expenses	1.97%	2.01%	2.02%	2.02%		2.04%
Gross expenses	2.40%	2.31%	2.33%	2.75%		2.83%
Net investment loss	(0.17%)	(0.43%)	(0.56%)	(0.19%)		(0.20%)
Portfolio turnover rate	34%	31%	43%	45%		54%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$18.79	$19.45	$17.57	$15.76	$16.67
Income (loss) from investment operations:
Net investment income	0.14	0.11	0.08	0.13	(A)	0.14
Net realized and unrealized gains (losses) on investments	(0.04)	0.48	2.49	2.78	(0.27)
Total from investment operations	0.10	0.59	2.57	2.91	(0.13)
Distributions from:
Net investment income	(0.14)	(0.11)	(0.08)	(0.14)	(0.14)
Realized capital gains	(0.76)	(1.14)	(0.61)	(0.96)	(0.64)
Total distributions	(0.90)	(1.25)	(0.69)	(1.10)	(0.78)
Net asset value at end of period	$17.99	$18.79	$19.45	$17.57	$15.76
Total return	1.08%	3.00%	14.91%	19.51%	(0.91%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$286,407	$337,247	$322,979	$292,978	$208,525
Ratio to average net assets:
Net expenses	0.97%	1.00%	1.02%	1.03%	1.04%
Gross expenses	1.19%	1.05%	1.10%	1.13%	1.13%
Net investment income	0.84%	0.57%	0.43%	0.81%	0.81%
Portfolio turnover rate	34%	31%	43%	45%	54%

Touchstone Mid Cap Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$18.89	$19.54	$17.64	$15.82	$16.73
Income (loss) from investment operations:
Net investment income	0.17	0.12	0.09	0.16	(A)	0.17
Net realized and unrealized gains (losses) on investments	(0.04)	0.50	2.52	2.78	(0.27)
Total from investment operations	0.13	0.62	2.61	2.94	(0.10)
Distributions from:
Net investment income	(0.17)	(0.13)	(0.10)	(0.16)	(0.17)
Realized capital gains	(0.76)	(1.14)	(0.61)	(0.96)	(0.64)
Total distributions	(0.93)	(1.27)	(0.71)	(1.12)	(0.81)
Net asset value at end of period	$18.09	$18.89	$19.54	$17.64	$15.82
Total return	1.20%	3.17%	15.04%	19.71%	(0.76%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$453,198	$431,412	$334,083	$185,989	$124,592
Ratio to average net assets:
Net expenses	0.84%	0.87%	0.89%	0.89%	0.89%
Gross expenses	0.97%	0.99%	1.01%	1.03%	1.03%
Net investment income	0.97%	0.70%	0.57%	0.94%	0.96%
Portfolio turnover rate	34%	31%	43%	45%	54%

(A)	The net investment income per share was based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$17.73		$16.58		$16.14	$16.48	$18.15
Income (loss) from investment operations:
Net investment loss	(0.06)		(0.21)		(0.34)	(0.28)	(0.15)
Net realized and unrealized gains (losses) on investments	(0.72)		4.72		2.94	1.47	(0.64)
Total from investment operations	(0.78)		4.51		2.60	1.19	(0.79)
Distributions from:
Realized capital gains	(3.83)		(3.36)		(2.16)	(1.53)	(0.88)
Net asset value at end of period	$13.12		$17.73		$16.58	$16.14	$16.48
Total return(A)	(1.75%)		33.03%		19.63%	7.17%	(4.70%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$89,299		$97,583		$89,860	$138,315	$230,783
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.44%		1.43%		1.23%	1.07%	1.10%
Gross expenses (including liquidity provider expenses)(C)	1.44%		1.43%		1.25%	1.09%	1.10%
Net investment loss	(1.23%)		(1.28%)		(0.95%)	(0.81%)	(0.65%)
Portfolio turnover rate	25	%(D)	21	%(D)	22%	46%	29%

Touchstone Sands Capital Select Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$16.20		$15.51		$15.36	$15.86	$17.62
Income (loss) from investment operations:
Net investment loss	(0.51)		(0.24)		(0.79)	(0.52)	(0.30)
Net realized and unrealized gains (losses) on investments	(0.34)		4.29		3.10	1.55	(0.58)
Total from investment operations	(0.85)		4.05		2.31	1.03	(0.88)
Distributions from:
Realized capital gains	(3.83)		(3.36)		(2.16)	(1.53)	(0.88)
Net asset value at end of period	$11.52		$16.20		$15.51	$15.36	$15.86
Total return(A)	(2.44%)		32.11%		18.77%	6.32%	(5.38%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$50,079		$80,444		$73,516	$111,951	$163,237
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	2.19%		2.18%		1.98%	1.82%	1.85%
Gross expenses (including liquidity
provider expenses)(C)	2.21%		2.19%		2.01%	1.84%	1.85%
Net investment loss	(1.98%)		(2.03%)		(1.70%)	(1.56%)	(1.40%)
Portfolio turnover rate	25	%(D)	21	%(D)	22%	46%	29%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A were 1.40% and 1.42% and for Class C were 2.15% and 2.17% for the years ended September 30, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A were 1.40% and 1.42% and for Class C were 2.17% and 2.18% for the years ended September 30, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$18.73		$17.29		$16.70	$16.96	$18.61
Income (loss) from investment operations:
Net investment loss	(0.14)		(0.18)		(0.10)	(0.11)	(0.08)
Net realized and unrealized gains (losses) on investments	(0.62)		4.98		2.85	1.38	(0.69)
Total from investment operations	(0.76)		4.80		2.75	1.27	(0.77)
Distributions from:
Realized capital gains	(3.83)		(3.36)		(2.16)	(1.53)	(0.88)
Net asset value at end of period	$14.14		$18.73		$17.29	$16.70	$16.96
Total return	(1.45%)		33.36%		19.89%	7.46%	(4.46%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,089,979		$1,556,324		$1,775,755	$2,209,841	$3,198,758
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(A)	1.19	%(B)	1.18	%(B)	0.98%	0.82%	0.83%
Gross expenses (including liquidity provider expenses)(C)	1.18%		1.17%		0.99%	0.82%	0.83%
Net investment loss	(0.98%)		(1.03%)		(0.70%)	(0.56%)	(0.39%)
Portfolio turnover rate	25	%(D)	21	%(D)	22%	46%	29%

Touchstone Sands Capital Select Growth Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$17.75		$16.58		$16.15	$16.49	$18.15
Income (loss) from investment operations:
Net investment loss	(0.17)		(0.20)		(0.32)	(0.29)	(0.19)
Net realized and unrealized gains (losses) on investments	(0.61)		4.73		2.91	1.48	(0.59)
Total from investment operations	(0.78)		4.53		2.59	1.19	(0.78)
Distributions from:
Realized capital gains	(3.83)		(3.36)		(2.16)	(1.53)	(0.88)
Net asset value at end of period	$13.14		$17.75		$16.58	$16.15	$16.49
Total return	(1.69%)		33.10%		19.62%	7.24%	(4.70%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$458,996		$611,071		$556,651	$777,930	$1,292,853
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(A)	1.43%		1.42%		1.22%	1.04%	1.08%
Gross expenses (including liquidity- provider expenses)(C)	1.49%		1.47%		1.28%	1.11%	1.13%
Net investment loss	(1.22%)		(1.27%)		(0.94%)	(0.79%)	(0.64%)
Portfolio turnover rate	25	%(D)	21	%(D)	22%	46%	29%

(A)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y were 1.15% and 1.17% and for Class Z were 1.39% and 1.41% for the years ended September 30, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(B)	Net expenses include amounts recouped by the Advisor.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y were 1.14% and 1.16% and for Class Z were 1.45% and 1.46% for the years ended September 30, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017		2016		2015
Net asset value at beginning of period	$16.24		$17.73		$16.24		$17.73		$20.55
Income (loss) from investment operations:
Net investment income	—	(A)	0.32	(B)(C)	0.02		—	(A)	0.15	(D)
Net realized and unrealized gains (losses) on investments	(0.49)		1.52		1.47		0.59		(1.38)
Total from investment operations	(0.49)		1.84		1.49		0.59		(1.23)
Distributions from:
Net investment income	—		(0.34)		—		(0.13)		(—	)(A)
Realized capital gains	(3.40)		(2.99)		—		(1.95)		(1.59)
Total distributions	(3.40)		(3.33)		—		(2.08)		(1.59)
Net asset value at end of period	$12.35		$16.24		$17.73		$16.24		$17.73
Total return(E)	0.22%		12.14%		9.17%		3.74%		(6.36%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,750		$8,142		$12,461		$37,942		$62,423
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.39%		1.39%		1.38%		1.38%		1.38%
Gross expenses (including liquidity provider expenses)(G)	2.01%		1.65%		1.52%		1.45%		1.42%
Net investment income	0.02%		1.99	%(B)	0.00	%(A)	0.00	%(A)	0.75	%(D)
Portfolio turnover rate	17	%(H)	29	%(H)	18%		17%		42%

(A)	Less than $0.005 per share or 0.005%.
(B)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class A by $0.34 and 2.10%, respectively.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net investment income to average net assets would have been lower by $0.13 and 0.65%, respectively.
(E)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.34% and 1.38% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.96% and 1.64% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$15.40		$16.94		$15.63	$17.16	$20.07
Income (loss) from investment operations:
Net investment income (loss)	(0.10)		0.19	(A)(B)	(0.31)	(0.16)	—	(C)(D)
Net realized and unrealized gains (losses) on investments	(0.49)		1.45		1.62	0.60	(1.32)
Total from investment operations	(0.59)		1.64		1.31	0.44	(1.32)
Distributions from:
Net investment income	—		(0.19)		—	(0.02)	—
Realized capital gains	(3.40)		(2.99)		—	(1.95)	(1.59)
Total distributions	(3.40)		(3.18)		—	(1.97)	(1.59)
Net asset value at end of period	$11.41		$15.40		$16.94	$15.63	$17.16
Total return(E)	(0.58%)		11.33%		8.38%	2.92%	(7.01%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,356		$6,299		$9,266	$14,957	$21,562
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	2.14%		2.14%		2.13%	2.13%	2.13%
Gross expenses (including liquidity provider expenses)(G)	2.64%		2.40%		2.28%	2.23%	2.17%
Net investment income (loss)	(0.73%)		1.24	%(A)	(0.75%)	(0.75%)	0.00	%(C)(D)
Portfolio turnover rate	17	%(H)	29	%(H)	18%	17%	42%

(A)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class C by $0.32 and 2.10%, respectively.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Less than $0.005 per share or 0.005%.
(D)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class C net investment income per share and ratio of net investment income to average net assets would have been lower by $0.13 and 0.65%, respectively.
(E)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 2.09% and 2.13% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 2.59% and 2.39% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$16.45		$17.94		$16.44	$17.93	$20.72
Income (loss) from investment operations:
Net investment income	0.04		0.37	(A)(B)	0.05	0.05	0.18	(C)
Net realized and unrealized gains (losses) on investments	(0.50)		1.53		1.50	0.58	(1.37)
Total from investment operations	(0.46)		1.90		1.55	0.63	(1.19)
Distributions from:
Net investment income	—		(0.40)		(0.05)	(0.17)	(0.01)
Realized capital gains	(3.40)		(2.99)		—	(1.95)	(1.59)
Total distributions	(3.40)		(3.39)		(0.05)	(2.12)	(1.60)
Net asset value at end of period	$12.59		$16.45		$17.94	$16.44	$17.93
Total return	0.44%		12.44%		9.46%	3.97%	(6.11%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,709		$51,218		$84,954	$295,198	$333,971
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	1.14%		1.14%		1.13%	1.13%	1.11%
Gross expenses (including liquidity provider expenses)(E)	1.31%		1.17%		1.15%	1.14%	1.11%
Net investment income	0.27%		2.24	%(A)	0.25%	0.25%	1.02	%(C)
Portfolio turnover rate	17	%(F)	29	%(F)	18%	17%	42%

(A)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class Y by $0.34 and 2.10%, respectively.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class Y net investment income per share and ratio of net investment income to average net assets would have been lower by $0.13 and 0.65%, respectively.
(D)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.09% and 1.13% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(E)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.26% and 1.16% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(F)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$16.40		$17.93		$16.43	$17.92	$20.69
Income (loss) from investment operations:
Net investment income	0.06		0.38	(A)(B)	0.16	0.07	0.24	(C)
Net realized and unrealized gains (losses) on investments	(0.51)		1.53		1.41	0.57	(1.41)
Total from investment operations	(0.45)		1.91		1.57	0.64	(1.17)
Distributions from:
Net investment income	—		(0.45)		(0.07)	(0.18)	(0.01)
Realized capital gains	(3.40)		(2.99)		—	(1.95)	(1.59)
Total distributions	(3.40)		(3.44)		(0.07)	(2.13)	(1.60)
Net asset value at end of period	$12.55		$16.40		$17.93	$16.43	$17.92
Total return	0.54%		12.52%		9.57%	4.05%	(6.01%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$36,691		$93,636		$122,876	$255,422	$301,868
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	1.06%		1.06%		1.05%	1.04%	1.04%
Gross expenses (including liquidity provider expenses)(E)	1.20%		1.10%		1.05%	1.04%	1.04%
Net investment income	0.35%		2.32	%(A)	0.34%	0.34%	1.10	%(C)
Portfolio turnover rate	17	%(F)	29	%(F)	18%	17%	42%

(A)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Institutional Class by $0.34 and 2.10%, respectively.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Institutional Class net investment income per share and ratio of net investment income to average net assets would have been lower by $0.13 and 0.65%, respectively.
(D)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.01% and 1.05% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(E)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.15% and 1.09% for the year ended September 30, 2019 and September 30, 2018, respectively. There were no liquidity provider expenses prior to 2018.
(F)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$27.91	$26.06		$22.20		$20.17	$23.23
Income (loss) from investment operations:
Net investment income	0.11	0.02		0.03		0.23	0.36
Net realized and unrealized gains (losses) on investments	(2.29)	1.83		3.85		2.80	(2.15)
Total from investment operations	(2.18)	1.85		3.88		3.03	(1.79)
Distributions from:
Net investment income	(0.03)	—	(A)	(0.02)		(0.27)	(0.35)
Realized capital gains	(1.70)	—		—		(0.73)	(0.92)
Total distributions	(1.73)	—	(A)	(0.02)		(1.00)	(1.27)
Net asset value at end of period	$24.00	$27.91		$26.06		$22.20	$20.17
Total return(B)	(7.37%)	7.12%		17.46%		15.63%	(8.32%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,389	$83,139		$76,884		$150,081	$24,659
Ratio to average net assets:
Net expenses	1.38%	1.38%		1.38%		1.38%	1.38%
Gross expenses	1.68%	1.75%		1.83%		1.67%	1.60%
Net investment income	0.19%	0.09%		0.07%		1.05%	1.51%
Portfolio turnover rate	28%	49	%(C)(D)	63	%(D)	155%	112%

Touchstone Small Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$27.22	$25.60		$21.95		$19.98	$23.00
Income (loss) from investment operations:
Net investment income (loss)	(0.41)	(0.11)		(0.22)		0.06	0.17
Net realized and unrealized gains (losses) on investments	(1.90)	1.73		3.87		2.77	(2.10)
Total from investment operations	(2.31)	1.62		3.65		2.83	(1.93)
Distributions from:
Net investment income	—	—		—		(0.13)	(0.17)
Realized capital gains	(1.70)	—		—		(0.73)	(0.92)
Total distributions	(1.70)	—		—		(0.86)	(1.09)
Net asset value at end of period	$23.21	$27.22		$25.60		$21.95	$19.98
Total return(B)	(8.07%)	6.29%		16.63%		14.72%	(9.01%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$788	$1,433		$1,223		$1,376	$1,396
Ratio to average net assets:
Net expenses	2.13%	2.13%		2.13%		2.13%	2.13%
Gross expenses	3.57%	3.66%		3.69%		3.39%	3.13%
Net investment income (loss)	(0.56%)	(0.66%)		(0.68%)		0.30%	0.76%
Portfolio turnover rate	28%	49	%(C)(D)	63	%(D)	155%	112%

(A)	Less than $0.005 per share.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(C)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$27.96	$26.14		$22.24		$20.20	$23.25
Income (loss) from investment operations:
Net investment income	0.10	0.15		0.06		0.24	0.42
Net realized and unrealized gains (losses) on investments	(2.23)	1.78		3.88		2.84	(2.14)
Total from investment operations	(2.13)	1.93		3.94		3.08	(1.72)
Distributions from:
Net investment income	(0.08)	(0.11)		(0.04)		(0.31)	(0.41)
Realized capital gains	(1.70)	—		—		(0.73)	(0.92)
Total distributions	(1.78)	(0.11)		(0.04)		(1.04)	(1.33)
Net asset value at end of period	$24.05	$27.96		$26.14		$22.24	$20.20
Total return	(7.16%)	7.41%		17.80%		15.86%	(8.08%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,921	$41,365		$2,829		$3,080	$4,419
Ratio to average net assets:
Net expenses	1.13%	1.13%		1.13%		1.13%	1.13%
Gross expenses	1.30%	1.71%		1.95%		1.70%	1.44%
Net investment income	0.44%	0.34%		0.32%		1.30%	1.76%
Portfolio turnover rate	28%	49	%(A)(B)	63	%(B)	155%	112%

Touchstone Small Cap Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$27.94	$26.14		$22.22		$20.19	$23.24
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.28		(0.06)		0.30	0.45
Net realized and unrealized gains (losses) on investments	(2.27)	1.69		4.04		2.80	(2.13)
Total from investment operations	(2.09)	1.97		3.98		3.10	(1.68)
Distributions from:
Net investment income	(0.11)	(0.17)		(0.06)		(0.34)	(0.45)
Realized capital gains	(1.70)	—		—		(0.73)	(0.92)
Total distributions	(1.81)	(0.17)		(0.06)		(1.07)	(1.37)
Net asset value at end of period	$24.04	$27.94		$26.14		$22.22	$20.19
Total return	(6.98%)	7.53%		17.93%		16.05%	(7.93%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$40,104	$29,279		$7,699		$23,740	$25,968
Ratio to average net assets:
Net expenses	0.98%	0.98%		0.98%		0.98%	0.98%
Gross expenses	1.17%	1.27%		1.52%		1.22%	1.19%
Net investment income	0.59%	0.49%		0.47%		1.45%	1.91%
Portfolio turnover rate	28%	49	%(A)(B)	63	%(B)	155%	112%

(A)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(B	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$9.25	$9.29		$9.32	$9.32	$9.41
Income (loss) from investment operations:
Net investment income	0.23	0.16		0.13	0.10	0.06
Net realized and unrealized gains (losses) on investments	0.04	(0.01)		(0.02)	0.02	(0.03)
Total from investment operations	0.27	0.15		0.11	0.12	0.03
Distributions from:
Net investment income	(0.23)	(0.19)		(0.14)	(0.12)	(0.12)
Net asset value at end of period	$9.29	$9.25		$9.29	$9.32	$9.32
Total return(A)	2.95%	1.50%		1.29%	1.35%	0.31%
Ratios and supplemental data:
Net assets at end of period (000’s)	$71,684	$76,623		$14,080	$16,946	$10,675
Ratio to average net assets:
Net expenses	0.69%	0.69%		0.69%	0.69%	0.69%
Gross expenses	0.80%	0.81%		0.90%	0.97%	0.99%
Net investment income	2.43%	1.88%		1.40%	1.09%	0.54%
Portfolio turnover rate	91%	143	%(B)	136%	169%	132%

Touchstone Ultra Short Duration Fixed Income Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.25	$9.29	$9.32	$9.32	$9.41
Income (loss) from investment operations:
Net investment income	0.18	0.13	0.08	0.06	—	(C)
Net realized and unrealized gains (losses) on investments	0.04	(0.03)	(0.02)	0.02	(0.02)
Total from investment operations	0.22	0.10	0.06	0.08	(0.02)
Distributions from:
Net investment income	(0.18)	(0.14)	(0.09)	(0.08)	(0.07)
Net asset value at end of period	$9.29	$9.25	$9.29	$9.32	$9.32
Total return(A)	2.45%	1.00%	0.77%	0.84%	(0.19%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,225	$4,492	$5,704	$7,961	$8,291
Ratio to average net assets:
Net expenses	1.19%	1.19%	1.19%	1.19%	1.19%
Gross expenses	1.71%	1.67%	1.56%	1.54%	1.48%
Net investment income	1.93%	1.38%	0.90%	0.59%	0.04%
Portfolio turnover rate	91%	143	%(B)	136%	169%	132%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

(C)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class S
Selected Data for a Share Outstanding Throughout The Period

	Year Ended September 30, 2019	Period Ended September 30, 2018(A)
Net asset value at beginning of period	$9.25	$9.29
Income (loss) from investment operations:
Net investment income	0.21	0.13
Net realized and unrealized losses on investments	0.03	(0.02)
Total from investment operations	0.24	0.11
Distributions from:
Net investment income	(0.21)	(0.15)
Net asset value at end of period	$9.28	$9.25
Total return	2.59%	1.24	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$135,565	$141,918
Ratio to average net assets:
Net expenses	0.94%	0.94	%(C)
Gross expenses	0.99%	0.99	%(C)
Net investment income	2.18%	1.63	%(C)
Portfolio turnover rate	91%	143	%(D)

Touchstone Ultra Short Duration Fixed Income Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$9.25	$9.29		$9.32	$9.32	$9.41
Income (loss) from investment operations:
Net investment income	0.25	0.20		0.15	0.13	0.07
Net realized and unrealized gains (losses) on investments	0.04	(0.03)		(0.02)	0.02	(0.02)
Total from investment operations	0.29	0.17		0.13	0.15	0.05
Distributions from:
Net investment income	(0.25)	(0.21)		(0.16)	(0.15)	(0.14)
Net asset value at end of period	$9.29	$9.25		$9.29	$9.32	$9.32
Total return	3.21%	1.75%		1.55%	1.60%	0.56%
Ratios and supplemental data:
Net assets at end of period (000’s)	$305,997	$262,571		$260,830	$206,313	$200,456
Ratio to average net assets:
Net expenses	0.44%	0.44%		0.44%	0.44%	0.44%
Gross expenses	0.51%	0.50%		0.51%	0.53%	0.52%
Net investment income	2.68%	2.13%		1.65%	1.34%	0.79%
Portfolio turnover rate	91%	143	%(D)	136%	169%	132%

(A)	Represents the period from commencement of operations (October 27, 2017) through September 30, 2018.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$9.25	$9.29		$9.32	$9.32	$9.41
Income (loss) from investment operations:
Net investment income	0.23	0.18		0.13	0.10	0.05
Net realized and unrealized gains (losses) on investments	0.04	(0.03)		(0.02)	0.02	(0.02)
Total from investment operations	0.27	0.15		0.11	0.12	0.03
Distributions from:
Net investment income	(0.23)	(0.19)		(0.14)	(0.12)	(0.12)
Net asset value at end of period	$9.29	$9.25		$9.29	$9.32	$9.32
Total return	2.95%	1.50%		1.29%	1.35%	0.31%
Ratios and supplemental data:
Net assets at end of period (000’s)	$128,199	$163,898		$211,797	$245,252	$304,553
Ratio to average net assets:
Net expenses	0.69%	0.69%		0.69%	0.69%	0.69%
Gross expenses	0.77%	0.78%		0.78%	0.79%	0.76%
Net investment income	2.43%	1.88%		1.40%	1.09%	0.54%
Portfolio turnover rate	91%	143	%(A)	136%	169%	132%

Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$9.25	$9.29		$9.32	$9.32	$9.41
Income (loss) from investment operations:
Net investment income	0.26	0.21		0.16	0.13	0.08
Net realized and unrealized gains (losses) on investments	0.03	(0.03)		(0.02)	0.02	(0.02)
Total from investment operations	0.29	0.18		0.14	0.15	0.06
Distributions from:
Net investment income	(0.26)	(0.22)		(0.17)	(0.15)	(0.15)
Net asset value at end of period	$9.28	$9.25		$9.29	$9.32	$9.32
Total return	3.17%	1.80%		1.60%	1.54%	0.61%
Ratios and supplemental data:
Net assets at end of period (000’s)	$362,921	$275,561		$257,777	$142,913	$49,389
Ratio to average net assets:
Net expenses	0.39%	0.39%		0.39%	0.39%	0.39%
Gross expenses	0.46%	0.46%		0.45%	0.46%	0.48%
Net investment income	2.73%	2.18%		1.70%	1.39%	0.84%
Portfolio turnover rate	91%	143	%(A)	136%	169%	132%

(A)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

September 30, 2019

1. Organization

The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated October 25, 1993. The Trust consists of the following thirteen funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone Anti-Benchmark® International Core Equity Fund (“Anti-Benchmark® International Core Equity Fund”)

Touchstone Anti-Benchmark® US Core Equity Fund (“Anti-Benchmark® US Core Equity Fund”)

Touchstone Credit Opportunities II Fund (“Credit Opportunities II Fund”) (formerly known as Touchstone Credit Opportunities Fund)

Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Impact Bond Fund (“Impact Bond Fund”)

Touchstone International ESG Equity Fund (“International ESG Equity Fund”) (formerly known as Touchstone Premium Yield Equity Fund)

Touchstone Mid Cap Fund (“Mid Cap Fund”)

Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”)

Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”)

Touchstone Small Cap Fund (“Small Cap Fund”)

Touchstone Small Cap Value Fund (“Small Cap Value Fund”)

Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”)

Each Fund is diversified, with the exception of the Credit Opportunities II Fund, the Sands Capital Select Growth Fund and the Small Cap Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

	Class A	Class C	Class S	Class Y	Class Z	Institutional Class
Active Bond Fund	X	X		X		X
Anti-Benchmark® International Core Equity Fund				X		X
Anti-Benchmark® US Core Equity Fund				X		X
Credit Opportunities II Fund	X	X		X		X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X
International ESG Equity Fund	X	X		X		X
Mid Cap Fund	X	X		X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital Select Growth Fund	X	X		X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“US GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction

Notes to Financial Statements (Continued)

between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2019, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Credit Opportunities II Fund held Level 3 categorized securities during the three months ended September 30, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the times as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”), and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Notes to Financial Statements (Continued)

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and are categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Board and are generally categorized in Level 3.

Bank Loans — The Active Bond Fund, Credit Opportunities II Fund and Ultra Short Duration Fixed Income Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.

As of September 30, 2019, the Funds did not hold any unfunded loan commitments.

Notes to Financial Statements (Continued)

Collateralized Loan Obligations — The Active Bond Fund, Credit Opportunities II Fund and Ultra Short Duration Fixed Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value.The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Funds may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2019, the Credit Opportunities II Fund had securities sold short with a fair value of $(1,686,739), and pledged securities with a fair value of $2,459,251, as collateral and pledged cash collateral of $634,319 for both securities sold short and written options held at the prime broker.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security

Notes to Financial Statements (Continued)

underlying the written option. The Funds, as purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.

As of September 30, 2019, the Credit Opportunities II Fund held purchased options with a fair value of $12,045.

Warrants — The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the holder the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.

Futures Contracts — The Active Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of September 30, 2019, the Active Bond Fund did not hold any futures contracts.

Swap Contracts — The Credit Opportunities II Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or

Notes to Financial Statements (Continued)

other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

As of September 30, 2019, the Credit Opportunities II Fund held a swap agreement with an unrealized appreciation of $31,928.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements (Continued)

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

As of September 30, 2019, there were no open forward foreign currency contracts.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Master Limited Partnership — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Pay-In-Kind (“PIK”) Bonds — PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Derivative instruments and hedging activities — The Active Bond Fund and the Credit Opportunities II Fund may enter into an International Swaps and Derivatives Associations, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement

Notes to Financial Statements (Continued)

is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of September 30, 2019, the Funds did not hold any assets and liabilities that were subject to a MNA in the statement of assets and liabilities:

The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2019:

Fair Value of Derivative Investments

as of September 30, 2019

	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Credit Opportunities II Fund	Purchased Options-Equity Contracts*	$12,045	$—
	Swap Agreements - Credit Contracts**	74,921	—

* Statements of Assets and Liabilities Location: Investments, at market value.

** Statements of Assets and Liabilities Location: Receivable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).

The following table sets forth the effect of the Funds’ derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended September 30, 2019:

Notes to Financial Statements (Continued)

The Effect of Derivative Investments on the Statements of Operations
for the Year Ended September 30, 2019
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures-Interest Rate Contracts*	$(120,980)	$—
Credit Opportunities II Fund	Purchased Options-Equity Contracts**	(39,292)	12,313
	Written Options-Equity Contracts***	3,091	2
	Swap Agreements - Credit Contracts****	(26,945)	31,928

* Statements of Operations Location: Net realized losses on futures contracts.

** Statements of Operations Location: Net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments, respectively.

*** Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

**** Statements of Operations Location: Net realized losses on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements, respectively.

For the year ended September 30, 2019, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Active	Credit
	Bond	Opportunities II
	Fund	Fund
Equity contracts:
Purchased Options - Cost	$—	$54,082
Written Options - Premiums received	—	639
Credit contracts:
Credit Default Swaps - Notional value	—	137,500
Interest rate contracts:
Futures Contracts - Notional value	36,140,476	—

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of September 30, 2019, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Anti-Benchmark® International Core Equity Fund	Common Stocks	$269,436	$284,683	$15,247
Anti-Benchmark® US Core Equity Fund	Common Stocks	337,218	345,800	8,582
High Yield Fund	Corporate Bonds	3,158,405	3,287,850	129,445
International ESG Equity Fund	Common Stocks	814,849	828,520	13,671
Mid Cap Value Fund	Common Stocks	32,307	32,670	363
Sands Capital Select Growth Fund	Common Stocks	63,544,666	65,735,696	2,191,030
Small Cap Fund	Common Stocks	1,428,982	1,471,270	42,288

Notes to Financial Statements (Continued)

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Small Cap Value Fund	Common Stocks	$849,506	$899,120	$49,614

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Active Bond Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the fixed income funds (Active Bond Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, S, Y, Z, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or

Notes to Financial Statements (Continued)

0.50%, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Anti-Benchmark® International Core Equity Fund, Anti-Benchmark® US Core Equity Fund, International ESG Equity Fund, Mid Cap Fund, and Small Cap Fund distribute their income, if any, annually, as a dividend to shareholders. The Credit Opportunities II Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The Active Bond Fund, High Yield Fund and Impact Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Institutional Funds Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2019 for all Funds except for the Credit Opportunities II Fund which is for the three months ended September 30, 2019:

Notes to Financial Statements (Continued)

		Anti-
		Benchmark®	Anti-	Credit
	Active	International	Benchmark®	Opportunities
	Bond	Core Equity	US Core Equity	II
	Fund	Fund*	Fund*	Fund**
Purchases of investment securities	$116,682,820	$53,320,815	$39,886,192	$19,957,378
Proceeds from sales and maturities	$138,750,722	$36,973,971	$34,479,613	$21,088,856

		Impact	International
	High Yield	Bond	ESG Equity	Mid Cap
	Fund	Fund	Fund	Fund
Purchases of investment securities	$117,978,100	$41,510,463	$80,380,921	$751,138,531
Proceeds from sales and maturities	$121,221,181	$27,057,767	$124,744,215	$283,783,256

	Mid Cap	Sands Capital		Small Cap
	Value	Select Growth	Small Cap	Value
	Fund	Fund***	Fund***	Fund
Purchases of investment securities	$244,049,234	$455,577,803	$15,228,028	$29,511,377
Proceeds from sales and maturities	$284,491,617	$755,800,782	$67,833,092	$74,746,070

	Ultra Short
	Duration Fixed
	Income Fund
Purchases of investment securities	$775,982,355
Proceeds from sales and maturities	$634,841,687

*The Anti-Benchmark® International Core Equity Fund and Anti-Benchmark® US Core Equity Fund had a subscription-in-kind on November 19, 2018, which resulted in a subscription into each fund of $25,000,000 and is excluded from the purchases of investment securities. The subscription was comprised of securities and cash in the amount of $19,944,872 and $5,055,128, respectively, for the Anti-Benchmark® International Core Equity Fund and $19,947,912 and $5,052,088, respectively, for the Anti-Benchmark® US Core Equity Fund.

**The cost of purchases and proceeds from sales and maturities excludes the purchases and sales of the Touchstone Credit Opportunities Fund for the Touchstone Credit Opportunities II Fund (see Note 9). If these transactions were included, purchases and sales would have been higher.

***Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind out of the Fund of $348,853,123 and $22,566,768, respectively, which are excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $305,892,762 and $42,960,361, respectively, for the Sands Capital Select Growth Fund and $19,099,097 and $3,467,671, respectively, for the Small Cap Fund.

For the year ended September 30, 2019, purchases and proceeds from sales and maturities in U.S. Government Securities were $644,419,610 and $676,819,004, respectively, for the Active Bond Fund, $57,489,808 and $30,656,796, respectively, for the Impact Bond Fund and $106,302,824 and $119,215,877, respectively, for the Ultra Short Duration Fixed Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended September 30, 2019.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’

Notes to Financial Statements (Continued)

compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $237,214 for the year ended September 30, 2019.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Active Bond Fund	0.40% on the first $300 million
0.35% on such assets over $300 million
Anti-Benchmark® International Core Equity Fund	0.45% on the first $1 billion
0.40% on such assets over $1 billion
Anti-Benchmark® US Core Equity Fund	0.35% on the first $1 billion
0.30% on such assets over $1 billion
Credit Opportunities II Fund*	0.60%
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% on such assets over $300 million
Impact Bond Fund	0.35%
International ESG Equity Fund**	0.65% on the first $1 billion
0.60% on such assets over $1 billion
Mid Cap Fund***	0.80% on the first $1 billion
0.70% on the next $500 million
0.60% on such assets over $1.5 billion
Mid Cap Value Fund	0.75%
Sands Capital Select Growth Fund	0.85% on the first $1 billion
0.80% on the next $500 million
0.75% on the next $500 million
0.70% on such assets over $2 billion
Small Cap Fund****	0.85% on the first $250 million
0.80% on the next $250 million
0.70% on such assets over $500 million
Small Cap Value Fund	0.85%
Ultra Short Duration Fixed Income Fund	0.25%

*Prior to March 1, 2019, the Fund paid 1.10%.

**Prior to August 23, 2019, the Fund paid 0.70% on the first $100 million, 0.65% on such assets over $100 million.

***Prior to June 1, 2019, the Fund paid 0.80% on the first $500 million, 0.75% on the next $500 million, 0.70% on such assets over $1 billion.

****Prior to June 1, 2019, the Fund paid 0.85% on all assets.

In addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee if the Fund outperforms or underperforms its benchmark index by more than 2.50% (the “Hurdle Rate”), for the preceding twelve month period, as follows:

Performance
	Benchmark	Required	Adjustment
	Index	Hurdle Rate	Rate
Sands Capital Select Growth Fund	Russell1000® Growth Index	+/-2.50%	+/-0.15%

For the year ended September 30, 2019, the Advisor’s base fee was increased by $1,426,083 as a result of the performance fee adjustment.

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Ares Capital Management II LLC	The London Company
Credit Opportunities II Fund	Mid Cap Fund
Small Cap Fund
EARNEST Partners LLC
Impact Bond Fund	Rockefeller & Co. LLC
International ESG Equity Fund
Fort Washington Investment Advisors, Inc.*
Active Bond Fund	Sands Capital Management, LLC
High Yield Fund	Sands Capital Select Growth Fund
Ultra Short Duration Fixed Income Fund
TOBAM S.A.S.
LMCG Investments, LLC	Anti-Benchmark® International Core Equity Fund
Mid Cap Value Fund	Anti-Benchmark® US Core Equity Fund
Small Cap Value Fund

*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

						Institutional
	Class A	Class C	Class S	Class Y	Class Z	Class
Active Bond Fund	0.90%	1.65%	—	0.65%	—	0.57%
Anti-Benchmark® International Core Equity Fund	—	—	—	0.69%	—	0.59%
Anti-Benchmark® US Core Equity Fund	—	—	—	0.54%	—	0.44%
Credit Opportunities II Fund*	1.08%	1.83%	—	0.83%	—	0.73%
High Yield Fund	1.05%	1.80%	—	0.80%	—	0.72%
Impact Bond Fund	0.85%	1.60%	—	0.60%	—	0.50%
International ESG Equity Fund**	1.17%	1.95%	—	0.90%	—	0.89%
Mid Cap Fund***	1.21%	1.96%	—	0.96%	1.21%	0.89%
Mid Cap Value Fund	1.22%	1.97%	—	0.97%	—	0.84%
Sands Capital Select Growth Fund****	0.25%	0.25%	—	0.25%	0.25%	—
Small Cap Fund*****	1.24%	1.99%	—	0.99%	—	0.91%
Small Cap Value Fund	1.38%	2.13%	—	1.13%	—	0.98%
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.94%	0.44%	0.69%	0.39%

*Prior to March 1, 2019, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.69%, 2.44%, 1.44% and 1.34%, respectively.

**Prior to August 23, 2019, the expense limitations for Class A, C and Y shares were 1.20%, 1.95%, and 0.95%, respectively.

***Prior to June 1, 2019, the expense limitations for Classes A, C, Y, Z and Institutional Class shares were 1.24%, 1.99%, 0.99%, 1.24% and 0.92%, respectively.

****The Expense Limitation Agreement for Sands Capital Select Growth Fund limits other operating expenses to 0.25% for all classes of the Fund. Other operating expenses include all operating expenses of the Fund except for investment advisory fees, administration fees, performance fees, distribution fees (12b-1), shareholder service fees and any expenses excluded in the Expense Limitation Agreement.

*****Prior to June 1, 2019, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.38%, 2.13%, 1.13% and 1.05%, respectively.

These expense limitations will remain in effect for all Funds through at least January 29, 2020, except for Credit Opportunities II Fund, which will remain in effect through at least September 29, 2020, Mid Cap Fund and Small Cap Value Fund, which will remain in effect through at least May 30, 2020 and International ESG

Notes to Financial Statements (Continued)

Equity Fund, which will remain in effect through at least August 30, 2020. The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year or period ended September 30, 2019, the Advisor or its affiliates waived investment advisory fees, administration fees and waived or reimbursed other operating expenses, including distribution fees of the Funds, as follows:

			Other
	Investment		Operating
	Advisory	Administration	Expenses
	Fees	Fees	Reimbursed/
	Waived	Waived	Waived	Total
Active Bond Fund	$—	$172,592	$142,375	$314,967
Anti-Benchmark® International Core Equity Fund	99,736	39,300	16,312	155,348
Anti-Benchmark® US Core Equity Fund	50,834	31,851	16,337	99,022
Credit Opportunities II Fund	63,962	26,405	21,982	112,349
High Yield Fund	—	59,937	109,918	169,855
Impact Bond Fund	—	116,215	183,244	299,459
International ESG Equity Fund	—	13,566	117,798	131,364
Mid Cap Fund	—	255,143	839,486	1,094,629
Mid Cap Value Fund	—	543,790	720,884	1,264,674
Sands Capital Select Growth Fund	—	—	341,505	341,505
Small Cap Fund	—	66,068	110,399	176,467
Small Cap Value Fund	—	141,804	111,496	253,300
Ultra Short Duration Fixed Income Fund	—	319,433	396,160	715,593

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of September 30, 2019, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires	Expires	Expires	Expires	Expires	Expires
	on or	on or	on or	on or	on or	on or
	before	before	before	before	before	before
	June	September	June	September	June	September
	30,	30,	30,	30,	30,	30,
Fund	2020	2020	2021	2021	2022	2022	Total
Active Bond Fund	$—	$224,157	$—	$150,083	$—	$232,470	$606,710
Anti-Benchmark® International Core Equity Fund	—	—	—	—	—	155,348	155,348
Anti-Benchmark® US Core Equity Fund	—	—	—	—	—	99,022	99,022
Credit Opportunities II Fund	86,848	—	112,035	—	172,127	107,785	478,795
High Yield Fund	—	122,090	—	103,212	—	122,051	347,353
Impact Bond Fund	—	243,198	—	278,009	—	270,814	792,021
International ESG Equity Fund	—	46,012	—	26,244	—	77,175	149,431
Mid Cap Fund	—	576,954	—	468,850	—	1,014,098	2,059,902
Mid Cap Value Fund	—	555,571	—	692,241	—	1,211,849	2,459,661

Notes to Financial Statements (Continued)

	Expires	Expires	Expires	Expires	Expires	Expires
	on or	on or	on or	on or	on or	on or
	before	before	before	before	before	before
	June	September	June	September	June	September
	30,	30,	30,	30,	30,	30,
Fund	2020	2020	2021	2021	2022	2022	Total
Sands Capital Select Growth Fund	$—	$425,897	$—	$343,929	$—	$341,505	$1,111,331
Small Cap Fund	—	38,986	—	63,116	—	147,751	249,853
Small Cap Value Fund	—	462,615	—	231,612	—	174,347	868,574
Ultra Short Duration Fixed Income Fund	—	457,716	—	570,299	—	610,602	1,638,617

For the year ended September 30, 2019, the Advisor recouped previously waived fees or reimbursed expenses from Sands Capital Select Growth Fund of $110,440.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares, excluding the Active Bond Fund and High Yield Fund, pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund pay an annual fee not to exceed 0.35% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund currently limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares (except the Ultra Short Duration Fixed Income Fund) pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund has limited the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets through January 29, 2020. Under the Class S plan, the Ultra Short Duration Fixed Income Fund pays an annual shareholder servicing fee not to exceed 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee not to exceed 0.25% of average daily net assets that are attributable to Class Z shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended September 30, 2019:

Fund	Amount
Active Bond Fund	$2,611
Credit Opportunities Fund II	22
High Yield Fund	1,243
Impact Bond Fund	950
International ESG Equity Fund	2,614
Mid Cap Fund	21,221
Mid Cap Value Fund	1,804
Sands Capital Select Growth Fund	13,279
Small Cap Fund	1,210
Small Cap Value Fund	1,190
Ultra Short Duration Fixed Income Fund	3,189

In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended September 30, 2019:

Fund	Class A	Class C
Active Bond Fund	$27	$14
High Yield Fund	—	6
International ESG Equity Fund	—	284
Mid Cap Fund	—	140
Mid Cap Value Fund	—	85
Sands Capital Select Growth Fund	—	331
Ultra Short Duration Fixed Income Fund	—	670

Notes to Financial Statements (Continued)

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers. During the year ended September 30, 2019, the Credit Opportunities II Fund had purchases and sales under Rule 17a-7 of $1,999,393 and $180,900, respectively.

5. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended September 30, 2019, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:

	Shares ReFlow
Fund	Subscribed to	Redemptions-in-kind
Sands Capital Select Growth Fund	24,868,021	$305,892,762
Small Cap Fund	1,902,209	19,099,097

Interfund lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended September 30, 2019, the following Funds participated as lenders in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:

	Daily	Weighted
	Average Amount	Average Interest	Interest
Fund	Loaned	Rate	Income*
Mid Cap Fund	$67,357	2.83%	$1,940
Sands Capital Select Growth Fund	$829,593	2.57%	$22,017

*Included in Interest in the Statements of Operations.

During the year ended September 30, 2019, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:

	Daily	Weighted
	Average Amount	Average Interest	Interest
Fund	Borrowed	Rate	Expense*
Active Bond Fund	$50,173	2.12%	$1,078
High Yield Fund	$23,135	2.16%	$505
Mid Cap Value Fund	$124,752	2.92%	$3,740

Notes to Financial Statements (Continued)

	Daily	Weighted
	Average Amount	Average Interest	Interest
Fund	Borrowed	Rate	Expense*
Sands Capital Select Growth Fund	$36,758	2.14%	$798
Small Cap Fund	$16,874	2.14%	$366

*Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years or periods ended September 30, 2019 and 2018 for all funds except for the Credit Opportunities II Fund, which is for the three months ended September 30, 2019 and the years ended June 30, 2019 and 2018, are as follows:

			Anti-Benchmark®
			International Core	Anti-Benchmark®
			Equity	US Core Equity
	Active Bond Fund		Fund	Fund
	Year Ended	Year Ended	Period Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019(A)	2019(A)
From ordinary income	$9,614,220	$10,048,932	$32,749	$145,904
From long-term capital gains	—	—	—	—
Total distributions	$9,614,220	$10,048,932	$32,749	$145,904

	Credit Opportunities II Fund			High Yield Fund
	Three Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	June 30,	June 30,	September 30,	September 30,
	2019(B)	2019	2018	2019	2018
From ordinary income	$3,206,036	$3,271,569	$3,211,801	$10,001,955	$10,245,696
From long-term capital gains	—	307,535	926,076	—	—
Total distributions	$3,206,036	$3,579,104	$4,137,877	$10,001,955	$10,245,696

			International
	Impact Bond		ESG Equity		Mid Cap
	Fund		Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018	2019	2018
From ordinary income	$7,791,647	$8,079,643	$1,316,207	$2,656,746	$9,903,400	$2,340,836
From long-term capital gains	—	—	6,831,966	2,381,070	23,663,184	6,743,129
Total distributions	$7,791,647	$8,079,643	$8,148,173	$5,037,816	$33,566,584	$9,083,965

Notes to Financial Statements (Continued)

	Midcap		Sands Capital		Small
	Value Fund		Select Growth Fund		Cap Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018	2019	2018
From ordinary income	$15,017,130	$13,722,613	$—	$—	$125,425	$4,992,245
From long-term capital gains	23,697,909	33,142,075	422,272,917	476,473,679	23,461,668	34,210,136
Total distributions	$38,715,039	$46,864,688	$422,272,917	$476,473,679	$23,587,093	$39,202,381

	Small Cap		Ultra Short Duration
	Value Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
From ordinary income	$1,637,755	$158,448	$25,162,001	$19,867,119
From long-term capital gains	8,137,372	—	—	—
Total distributions	$9,775,127	$158,448	$25,162,001	$19,867,119

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	The fund changed its fiscal year end from June 30 to September 30.

The following information is computed on a tax basis for each item as of September 30, 2019:

		Anti-Benchmark®	Anti-Benchmark ®
	Active Bond	International Core Equity	US Core Equity
	Fund	Fund	Fund
Tax cost of portfolio investments	$314,865,859	$36,441,595	$25,106,002
Gross unrealized appreciation on investments	10,137,421	3,403,486	2,881,001
Gross unrealized depreciation on investments	(1,258,932)	(3,049,893)	(958,878)
Net unrealized appreciation (depreciation) on investments	8,878,489	353,593	1,922,123
Net unrealized appreciation (depreciation) on foreign currency transactions	—	(2,004)	—
Capital loss carryforwards	(89,826,888)	(399,296)	(761,830)
Undistributed ordinary income	133,667	726,380	340,464
Other temporary differences	(216,822)	—	—
Accumulated earnings (deficit)	$(81,031,554)	$678,673	$1,500,757

	Credit Opportunities II	High Yield	Impact Bond
	Fund	Fund	Fund
Tax cost of portfolio investments	$105,371,029	$201,702,943	$300,313,024
Gross unrealized appreciation on investments	2,908,716	6,359,367	12,287,873
Gross unrealized depreciation on investments	(1,986,881)	(4,675,129)	(786,917)
Net unrealized appreciation (depreciation) on investments	921,835	1,684,238	11,500,956
Net unrealized appreciation (depreciation) on short sales, derivatives and foreign currency transactions	43,605	—	—
Capital loss carryforwards	(15,678,785)	(16,246,404)	(6,199,718)
Undistributed ordinary income	—	149,564	158,080
Other temporary differences	(31,928)	—	—
Accumulated earnings (deficit)	$(14,745,273)	$(14,412,602)	$5,459,318

Notes to Financial Statements (Continued)

	International ESG Equity	Mid Cap	Mid Cap Value
	Fund	Fund	Fund
Tax cost of portfolio investments	$37,105,814	$1,307,369,028	$679,611,778
Gross unrealized appreciation on investments	2,072,630	337,458,220	149,664,604
Gross unrealized depreciation on investments	(760,939)	(17,461,603)	(73,330,053)
Net unrealized appreciation (depreciation) on investments	1,311,691	319,996,617	76,334,551
Net unrealized appreciation (depreciation) on foreign currency transactions	85	—	—
Capital loss carryforwards	—	—	(6,125,290)
Undistributed ordinary income	91,912	5,522,326	123,522
Undistributed capital gains	6,554,323	40,623,312	—
Accumulated earnings (deficit)	$7,958,011	$366,142,255	$70,332,783

				Ultra Short
	Sands Capital			Duration
	Select Growth	Small Cap	Small Cap Value	Fixed Income
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$971,328,034	$58,427,167	$85,929,371	$1,017,123,395
Gross unrealized appreciation on investments	846,145,613	25,489,040	11,892,853	3,180,469
Gross unrealized depreciation on investments	(60,512,920)	(3,567,600)	(8,129,407)	(1,082,093)
Net unrealized appreciation (depreciation) on investments	785,632,693	21,921,440	3,763,446	2,098,376
Capital loss carryforwards	—	—	(13,061,170)	(98,605,855)
Qualified late-year losses	(14,924,293)	—	—	—
Undistributed ordinary income	—	83,867	—	713,681
Undistributed capital gains	255,631,902	5,777,772	—	—
Other temporary differences	—	—	—	(219,489)
Accumulated earnings (deficit)	$1,026,340,302	$27,783,079	$(9,297,724)	$(96,013,287)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, amortization adjustments on bonds, preferred income outstanding and taxable interest on defaulted securities.

As of September 30, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No	No
	Expiration	Expiration
	Short Term	Long Term	Total
Active Bond Fund*	$47,122,290	$42,704,598	$89,826,888
Anti-Benchmark® International Core Equity Fund	399,296	—	399,296
Anti-Benchmark®US Core Equity Fund	761,830	—	761,830
Credit Opportunities II Fund*	3,186,350	12,492,435	15,678,785
High Yield Fund	—	16,246,404	16,246,404
Impact Bond Fund	583,609	5,616,109	6,199,718
Mid Cap Value Fund	796,735	5,328,555	6,125,290
Small Cap Value Fund	7,162,930	5,898,240	13,061,170
Ultra Short Duration Fixed Income Fund*	28,083,144	70,522,711	98,605,855

* Future utilization may be limited under current tax rules

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Notes to Financial Statements (Continued)

The following Funds had capital losses expire in the current year as follows:

Fund	Amount
Ultra Short Duration Fixed Income Fund	$933,830

During the year ended September 30, 2019, the following Funds utilized capital loss carryforwards:

Fund	Amount
Active Bond Fund	$4,003,956
Impact Bond Fund	587,569

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2019, the following Funds elected to defer the following losses:

Ordinary
Fund	Losses
Sands Capital Select Growth Fund	$14,924,293

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2016 through 2019) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Fund. The following reclassifications, which are primarily attributed to the tax treatment of, deemed distributions on shareholder redemptions, reclassification of net operating losses, expiration of capital loss carryforwards, nondeductible stock issuance costs, in-kind distributions on shareholder redemptions, and various temporary book/tax differences due to mergers have been made to the following Funds for the year or period ended September 30, 2019:

	Paid-In	Distributable
Fund	Capital	Earnings
Anti-Benchmark®International Core Equity Fund	$(1,407)	$1,407
Anti-Benchmark®US Core Equity Fund	(1,407)	1,407
Credit Opportunities II Fund	16,168,304	(16,168,304)
International ESG Equity Fund	1,503,159	(1,503,159)
Sands Capital Select Growth Fund	240,092,900	(240,092,900)
Small Cap Fund	16,277,070	(16,277,070)
Small Cap Value Fund	(1,211,248)	1,211,248
Ultra Short Duration Fixed Income Fund	(933,831)	933,831

7.  Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8.  Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve

Notes to Financial Statements (Continued)

significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Reorganizations

Credit Opportunities II Fund:

The shareholders of the Touchstone Credit Opportunities Fund, a series of the Touchstone Strategic Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Credit Opportunities Fund, to the Touchstone Credit Opportunities II Fund. The performance and accounting history of the Credit Opportunities Fund was assumed by the Credit Opportunities II Fund. The tax-free reorganization took place on September 6, 2019.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Credit		Credit	Credit
	Opportunities		Opportunities II	Opportunities II
	Fund		Fund	Fund
Class A
Shares	26,000	(A)	698,600	724,600
Net Assets	$260,370		$6,996,031	$7,256,401
Net Asset Value	$10.01	(A)	$10.01	$10.01
Class C
Shares	13,143	(B)	472,827	485,970
Net Assets	$127,998		$4,605,015	$4,733,013
Net Asset Value	$9.74	(B)	$9.74	$9.74
Class Y
Shares	1,219,670	(C)	3,570,947	4,790,617
Net Assets	$12,359,997		$36,187,744	$48,547,741
Net Asset Value	$10.13	(C)	$10.13	$10.13
Institutional Class
Shares	4,655,172	(D)	89,421	4,744,593
Net Assets	$47,445,148		$911,375	$48,356,523
Net Asset Value	$10.19	(D)	$10.19	$10.19
Fund Total
Shares Outstanding	5,913,985		4,831,795	10,745,780
Net Assets	$60,193,513		$48,700,165	$108,893,678
Unrealized Appreciation (Depreciation)	$394,743		$846,606	$1,241,349

(A)	Reflects a 0.9894:1 stock split which occurred on the date of reorganization, September 6, 2019.
(B)	Reflects a 1:1.0199 reverse stock split which occurred on the date of reorganization, September 6, 2019.
(C)	Reflects a 0.9776:1 stock split which occurred on the date of reorganization, September 6, 2019.
(D)	Reflects a 0.9720:1 stock split which occurred on the date of reorganization, September 6, 2019.

Assuming the reorganization had been completed on October 1, 2018, the Credit Opportunities II Fund’s results of operations for the year ended September 30, 2019 would have been as follows:

Net investment income	$3,495,929
Net realized and unrealized gain (loss) on investments	$(254,625)
Net increase in net assets resulting from operations	$3,241,304

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Credit Opportunities II Fund that have been included in its statement of operations since the reorganization.

Small Cap Value Fund:

The shareholders of the Touchstone Small Cap Value Opportunities Fund, a series of the Touchstone Strategic Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Small Cap Value Opportunities Fund to the Touchstone Small Cap Value Fund. The tax-free reorganization took place on September 21, 2018.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Touchstone
	Small Cap Value		Touchstone	Touchstone
	Opportunities		Small Cap	Small Cap
	Fund		Value Fund	Value Fund
Class A
Shares	72,932	(A)	2,759,552	2,832,484
Net Assets	$2,071,440		$78,377,638	$80,449,078
Net Asset Value	$28.40	(A)	$28.40	$28.40
Class C
Shares	16,657	(B)	36,296	52,953
Net Assets	$461,382		$1,005,378	$1,466,760
Net Asset Value	$27.70	(B)	$27.70	$27.70
Class Y
Shares	1,429,509	(C)	102,513	1,532,022
Net Assets	$40,693,020		$2,918,178	$43,611,198
Net Asset Value	$28.47	(C)	$28.47	$28.47
Institutional Class
Shares	127,709	(D)	950,401	1,078,110
Net Assets	$3,632,489		$27,032,700	$30,665,189
Net Asset Value	$28.44	(D)	$28.44	$28.44
Fund Total
Shares Outstanding	2,667,791		3,848,762	5,495,569
Net Assets	$46,858,331		$109,333,894	$156,192,225
Unrealized Appreciation (Depreciation)	$7,807,725		$9,757,990	$17,565,715

(A)	Reflects a 0.5757:1 stock split which occurred on the date of reorganization, September 21, 2018.
(B)	Reflects a 0.5610:1 stock split which occurred on the date of reorganization, September 21, 2018.
(C)	Reflects a 0.6191:1 stock split which occurred on the date of reorganization, September 21, 2018.
(D)	Reflects a 0.6307:1 stock split which occurred on the date of reorganization, September 21, 2018.

Assuming the reorganization had been completed on October 1, 2017, the Small Cap Value Fund’s results of operations for the year ended September 30, 2018 would have been as follows:

Net investment income	$329
Net realized and unrealized gain (loss) on investments	$14,366,801
Net increase in net assets resulting from operations	$14,367,130

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Small Cap Value Fund that have been included in its statement of operations since the reorganization.

Active Bond Fund:

The shareholders of the Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund, both a series of the Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund to the Touchstone Active Bond Fund. The tax-free reorganizations took place on October 27, 2017.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganizations.

Notes to Financial Statements (Continued)

					After
	Before Reorganizations				Reorganizations
	Sentinel		Sentinel		Touchstone	Touchstone
	Government		Total Return		Active	Active
	Securities		Bond		Bond	Bond
	Fund		Fund		Fund	Fund
Class A*
Shares	11,174,957	(A)	3,834,554	(D)	2,051,008	17,060,519
Net Assets	$116,518,985		$39,982,285		$21,385,481	$177,886,751
Net Asset Value	$10.43	(A)	$10.43	(D)	$10.43	$10.43
Class C
Shares	1,315,564	(B)	1,646,712	(E)	470,496	3,432,772
Net Assets	$12,682,178		$15,874,543		$4,535,633	$33,092,354
Net Asset Value	$9.64	(B)	$9.64	(E)	$9.64	$9.64
Class Y**
Shares	1,572,671	(C)	11,128,019	(F)	7,576,068	20,276,758
Net Assets	$16,389,043		$115,967,591		$78,951,815	$211,308,449
Net Asset Value	$10.42	(C)	$10.42	(F)	$10.42	$10.42
Institutional Class
Shares	—		—		2,374,145	2,374,145
Net Assets	—		—		$24,733,043	$24,733,043
Net Asset Value	—		—		$10.42	$10.42
Fund Total
Shares Outstanding	15,103,361		16,500,456		12,471,717	43,144,194
Net Assets	$145,590,206		$171,824,419		$129,605,972	$447,020,597
Unrealized Appreciation (Depreciation)	$857,879		$3,044,192		$1,368,123	$5,270,194

(A) Reflects a 0.9244:1 stock split which occurred on the date of reorganizations, October 27, 2017.

(B) Reflects a 1.0008:1 reverse stock split which occurred on the date of reorganizations, October 27, 2017.

(C) Reflects a 0.9252:1 stock split which occurred on the date of reorganizations, October 27, 2017.

(D) Reflects a 0.9985: 1 stock split on Class A shares and a 0.9984: 1 stock split on Class R3 shares which occurred on the date of reorganization, October 27, 2017.

(E) Reflects a 1.0769:1 reverse stock split which occurred on the date of reorganizations, October 27, 2017.

(F) Reflects a 0.9997: 1 stock split on Class I shares and a 0.9999:1 stock split on Class R6 shares which occurred on the date of reorganization, October 27, 2017.

* The Sentinel Total Return Bond Fund had Class R3 shares outstanding immediately prior to the reorganizations, which were exchanged for Class A shares of the Active Bond Fund.

** The Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund had Class I and Class R6 shares outstanding immediately prior to the reorganizations, which were exchanged for Class Y shares of the Active Bond Fund.

Assuming the reorganization had been completed on October 1, 2017, the Active Bond Fund’s results of operations for the year ended September 30, 2018 would have been as follows:

Net investment income	$18,802,056
Net realized and unrealized gain (loss) on investments	$(15,782,337)
Net increase in net assets resulting from operations	$3,019,719

Because the combined investment portfolios have been managed as a single portfolio since the reorganization were completed, it is not practical to separate the amounts of revenue and earnings to the Active Bond Fund that have been included in its statement of operations since the reorganization.

Notes to Financial Statements (Continued)

Ultra Short Duration Fixed Income Fund:

The shareholders of the Sentinel Low Duration Bond Fund, a series of the Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Sentinel Low Duration Bond Fund to the Touchstone Ultra Short Duration Fixed Income Fund. The tax-free reorganization took place on October 27, 2017.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
			Touchstone	Touchstone
			Ultra Short	Ultra Short
	Sentinel Low		Duration	Duration
	Duration		Fixed Income	Fixed Income
	Bond Fund		Fund	Fund
Class A
Shares	8,852,517	(A)	1,724,258	10,576,775
Net Assets	$82,262,174		$16,022,642	$98,284,816
Net Asset Value	$9.29	(A)	$9.29	$9.29
Class C
Shares	—		595,689	595,689
Net Assets	$—		$5,536,888	$5,536,888
Net Asset Value	$—		$9.29	$9.29
Class S
Shares	18,778,658	(B)	—	18,778,658
Net Assets	$174,475,987		$—	$174,475,987
Net Asset Value	$9.29	(B)	$—	$9.29
Class Y*
Shares	1,675,485	(C)	28,460,319	30,135,804
Net Assets	$15,567,307		$264,430,327	$279,997,634
Net Asset Value	$9.29	(C)	$9.29	$9.29
Class Z
Shares	—		22,972,057	22,972,057
Net Assets	$—		$213,484,506	$213,484,506
Net Asset Value	$—		$9.29	$9.29
Institutional Class
Shares	—		28,593,394	28,593,394
Net Assets	$—		$265,515,783	$265,515,783
Net Asset Value	$—		$9.29	$9.29
Fund Total
Shares Outstanding	32,123,347		82,345,717	111,652,377
Net Assets	$272,305,468		$764,990,146	$1,037,295,614
Unrealized Appreciation (Depreciation)	$1,842,713		$(518,337)	$1,324,376

(A) Reflects a 0.9113:1 stock split which occurred on the date of reorganization, October 27, 2017.

(B) Reflects a 0.9127:1 stock split which occurred on the date of reorganization, October 27, 2017.

(C) Reflects a 0.9131:1 stock split which occurred on the date of reorganization, October 27, 2017.

*   The Sentinel Low Duration Bond Fund had Class I shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Ultra Short Duration Fixed Income Fund.

Assuming the reorganization had been completed on October 1, 2017, the Ultra Short Duration Fixed Income Fund’s results of operations for the year ended September 30, 2018 would have been as follows:

Net investment income	$21,984,626
Net realized and unrealized gain (loss) on investments	$(4,319,634)
Net increase in net assets resulting from operations	$17,664,992

Notes to Financial Statements (Continued)

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Ultra Short Duration Fixed Income Fund that have been included in its statement of operations since the reorganization.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Touchstone Funds Group Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Funds Group Trust (the “Trust”) (comprising Touchstone Active Bond Fund, Touchstone Anti-Benchmark® International Core Equity Fund, Touchstone Anti-Benchmark® US Core Equity Fund, Touchstone Credit Opportunities II Fund (formerly known as Touchstone Credit Opportunities Fund), Touchstone High Yield Fund, Touchstone Impact Bond Fund, Touchstone International ESG Equity Fund (formerly known as Touchstone Premium Yield Equity Fund),Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, Touchstone Small Cap Value Fund, and Touchstone Ultra Short Duration Fixed Income Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of September 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Funds Group Trust at September 30, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds
comprising the
Touchstone Funds Group	Statement of	Statements of
Trust	operations	changes in net assets	Financial highlights
Touchstone Active Bond Fund	For the year ended	For each of the two years in the	For each of the five years in the
Touchstone High Yield Fund	September 30, 2019	period ended September 30, 2019	period ended September 30, 2019
Touchstone Impact Bond
Fund
Touchstone International ESG
Equity Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value
Fund
Touchstone Sands Capital
Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value
Fund
Touchstone Ultra Short
Duration Fixed Income Fund
Touchstone Credit	For the period from July 1,	For the period from July 1, 2019 to	For the period from July 1, 2019 to
Opportunities II Fund	2019 to September 30,	September 30, 2019 and for each	September 30, 2019 and for each
	2019 and for the year	of the two years in the period	of the three years in the period
	ended June 30, 2019	ended June 30, 2019	ended June 30, 2019 and the
period from September 1, 2015
(commencement of operations)
through June 30, 2016
Touchstone Anti-Benchmark®	For the period from November 19, 2018 (commencement of operations) through September 30, 2019
International Core Equity
Fund
Touchstone Anti-Benchmark®
US Core Equity Fund

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm

Report of Independent Registered Public Accounting Firm (Continued)

registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

November 22, 2019

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended September 30, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Anti-Benchmark® International Core Equity Fund	99.14%
Anti-Benchmark® US Core Equity Fund	84.69%
Credit Opportunities II Fund	42.14%
International ESG Equity Fund	100.00%
Mid Cap Fund	91.59%
Mid Cap Value Fund	81.11%
Small Cap Fund	72.18%
Small Cap Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year or period ended September 30, 2019 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Anti-Benchmark® US Core Equity Fund	75.80%
Credit Opportunities II Fund	40.58%
International ESG Equity Fund	97.87%
Mid Cap Fund	89.92%
Mid Cap Value Fund	81.32%
Small Cap Fund	71.96%
Small Cap Value Fund	100.00%

For the fiscal year ended September 30, 2019, the Funds designated long-term capital gains as follows:

International ESG Equity Fund	$8,509,849
Mid Cap Fund	$40,623,312
Mid Cap Value Fund	$23,697,909
Sands Capital Select Growth Fund	$505,223,390
Small Cap Fund	$33,829,040
Small Cap Value Fund	$8,137,372

Foreign Tax Income and Foreign Tax Credit

The Anti-Benchmark®International Core Equity Fund and the International ESG Equity Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year or period ended September 30, 2019, the total amount of foreign source income is $990,745 or $0.28 per share and 364,907 or $0.08 per share, respectively. The total amount of foreign taxes to be paid is $65,595 or $0.02 per share and $55,167 or $0.01, respectively. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended

Other Items (Unaudited) (Continued)

June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-PORT. The information will be publicly available 60 days after the end of the period. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 through September 30, 2019).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2019	2019	2019	2019*
Touchstone Active Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,055.00	$4.64
Class A	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Class C	Actual	1.65%	$1,000.00	$1,050.50	$8.48
Class C	Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34

Class Y	Actual	0.65%	$1,000.00	$1,056.40	$3.35
Class Y	Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

Institutional Class	Actual	0.57%	$1,000.00	$1,057.80	$2.94
Institutional Class	Hypothetical	0.57%	$1,000.00	$1,022.21	$2.89

Anti-Benchmark® International Core Equity Fund
Class Y	Actual	0.69%	$1,000.00	$1,011.90	$3.48
Class Y	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Institutional Class	Actual	0.59%	$1,000.00	$1,011.90	$2.98
Institutional Class	Hypothetical	0.59%	$1,000.00	$1,022.11	$2.99

Anti-Benchmark ® US Core Equity Fund
Class Y	Actual	0.54%	$1,000.00	$1,048.50	$2.77
Class Y	Hypothetical	0.54%	$1,000.00	$1,022.36	$2.74

Institutional Class	Actual	0.44%	$1,000.00	$1,048.50	$2.26
Institutional Class	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23

Touchstone Credit Opportunities II Fund
Class A(A)	Actual	1.18%	$1,000.00	$1,014.00	$3.00	**
Class A	Hypothetical	1.18%	$1,000.00	$1,019.15	$5.97	**

Class C(A)	Actual	1.93%	$1,000.00	$1,011.50	$4.89	**
Class C	Hypothetical	1.93%	$1,000.00	$1,015.39	$9.75	**

Class Y(A)	Actual	0.93%	$1,000.00	$1,015.40	$2.36	**
Class Y	Hypothetical	0.93%	$1,000.00	$1,020.41	$4.71	**

Institutional Class(A)	Actual	0.83%	$1,000.00	$1,015.70	$2.11	**
Institutional Class	Hypothetical	0.83%	$1,000.00	$1,020.91	$4.20	**

Touchstone High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,038.50	$5.37
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32

Class C	Actual	1.80%	$1,000.00	$1,034.80	$9.18
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10

Class Y	Actual	0.80%	$1,000.00	$1,040.40	$4.09
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05

Institutional Class	Actual	0.72%	$1,000.00	$1,040.80	$3.68
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2019	2019	2019	2019*
Touchstone Impact Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,054.20	$4.38
Class A	Hypothetical	0.85%	$1,000.00	$1,020.81	$4.31

Class C	Actual	1.60%	$1,000.00	$1,050.50	$8.22
Class C	Hypothetical	1.60%	$1,000.00	$1,017.05	$8.09

Class Y	Actual	0.60%	$1,000.00	$1,054.40	$3.09
Class Y	Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04

Institutional Class	Actual	0.50%	$1,000.00	$1,054.90	$2.58
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54

Touchstone International ESG Equity Fund
Class A	Actual	1.20%	$1,000.00	$1,026.00	$6.09
Class A	Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07

Class C	Actual	1.95%	$1,000.00	$1,022.70	$9.89
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85

Class Y	Actual	0.94%	$1,000.00	$1,027.20	$4.78
Class Y	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76

Institutional Class(B)	Actual	0.89%	$1,000.00	$1,054.00	$0.90
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$0.89

Touchstone Mid Cap Fund
Class A	Actual	1.22%	$1,000.00	$1,123.70	$6.50
Class A	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17

Class C	Actual	1.97%	$1,000.00	$1,119.50	$10.47
Class C	Hypothetical	1.97%	$1,000.00	$1,015.19	$9.95

Class Y	Actual	0.97%	$1,000.00	$1,125.00	$5.17
Class Y	Hypothetical	0.97%	$1,000.00	$1,020.21	$4.91

Class Z	Actual	1.22%	$1,000.00	$1,123.70	$6.50
Class Z	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17

Institutional Class	Actual	0.90%	$1,000.00	$1,125.70	$4.80
Institutional Class	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Touchstone Mid Cap Value Fund
Class A	Actual	1.22%	$1,000.00	$1,045.90	$6.26
Class A	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17

Class C	Actual	1.97%	$1,000.00	$1,042.00	$10.08
Class C	Hypothetical	1.97%	$1,000.00	$1,015.19	$9.95

Class Y	Actual	0.97%	$1,000.00	$1,047.10	$4.98
Class Y	Hypothetical	0.97%	$1,000.00	$1,020.21	$4.91

Institutional Class	Actual	0.84%	$1,000.00	$1,048.10	$4.31
Institutional Class	Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2019	2019	2019	2019*
Touchstone Sands Capital Select Growth Fund
Class A	Actual	1.33%	$1,000.00	$985.00	$6.62	***
Class A	Hypothetical	1.33%	$1,000.00	$1,018.40	$6.73	***

Class C	Actual	2.09%	$1,000.00	$980.40	$10.38	***
Class C	Hypothetical	2.09%	$1,000.00	$1,014.59	$10.56	***

Class Y	Actual	1.08%	$1,000.00	$986.70	$5.38	***
Class Y	Hypothetical	1.08%	$1,000.00	$1,019.65	$5.47	***

Class Z	Actual	1.32%	$1,000.00	$985.00	$6.57	***
Class Z	Hypothetical	1.32%	$1,000.00	$1,018.45	$6.68	***

Touchstone Small Cap Fund
Class A	Actual	1.32%	$1,000.00	$1,050.20	$6.78	****
Class A	Hypothetical	1.32%	$1,000.00	$1,018.45	$6.68	****

Class C	Actual	2.07%	$1,000.00	$1,045.80	$10.62	****
Class C	Hypothetical	2.07%	$1,000.00	$1,014.69	$10.45	****

Class Y	Actual	1.07%	$1,000.00	$1,050.90	$5.50	****
Class Y	Hypothetical	1.07%	$1,000.00	$1,019.70	$5.42	****

Institutional Class	Actual	0.99%	$1,000.00	$1,051.90	$5.09	****
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01	****

Touchstone Small Cap Value Fund
Class A	Actual	1.38%	$1,000.00	$1,021.30	$6.99
Class A	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98

Class C	Actual	2.13%	$1,000.00	$1,017.10	$10.77
Class C	Hypothetical	2.13%	$1,000.00	$1,014.39	$10.76

Class Y	Actual	1.13%	$1,000.00	$1,022.40	$5.73
Class Y	Hypothetical	1.13%	$1,000.00	$1,019.40	$5.72

Institutional Class	Actual	0.98%	$1,000.00	$1,023.20	$4.97
Institutional Class	Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96

Touchstone Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$1,016.00	$3.49
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Class C	Actual	1.19%	$1,000.00	$1,012.30	$6.00
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02

Class S	Actual	0.94%	$1,000.00	$1,013.60	$4.74
Class S	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76

Class Y	Actual	0.44%	$1,000.00	$1,017.30	$2.23
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23

Class Z	Actual	0.69%	$1,000.00	$1,016.00	$3.49
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2019	2019	2019	2019*
Institutional Class	Actual	0.39%	$1,000.00	$1,016.40	$1.97
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98

(A)	Represents the three month period from July, 1 2019 through September 30, 2019. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365.
(B)	Represents the period from commencement of operations (August 23, 2019) through September 30, 2019. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 36/365.
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $2.74, $4.64, $2.11 and $1.85, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.47, $9.25, $4.20 and $3.70, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Class Z would be $6.57, $10.33, $5.33 and $6.52, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Class Z would be $6.68, $10.50, $5.42 and $6.63, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.63, $10.46, $5.35 and $4.94, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.53, $10.30, $5.27 and $4.86, respectively.

Basis for Board’s Approval of Sub-Advisory Agreement

At an in-person meeting held on May 16, 2019,Touchstone Advisors, Inc. (the “Advisor”) proposed the replacement of the then-current sub-advisor to the Touchstone International ESG Equity Fund, formerly known as Touchstone Premium Yield Equity Fund (the “Fund”), Miller/Howard Investments, Inc. (“Miller/Howard”), to the Board of Trustees (the “Board”) of Touchstone Funds Group Trust. The Board approved replacing Miller/Howard with Rockefeller & Co. LLC (“Rockefeller”). In connection with this sub-advisor change, the Board also approved changes to the Fund’s investment goal, principal investment strategies and name.

The Advisor provided the Board with various written materials in advance of the May 16, 2019 to assist with the Board’s consideration of a proposed Sub-Advisory Agreement between the Advisor and Rockefeller (the “Sub-Advisory Agreement”). The Advisor provided written and oral information stating the basis for its recommendation to engage Rockefeller and to transition the Fund to Rockefeller’s international ESG equity strategy. The information also included details regarding Rockefeller’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fees that would be paid to Rockefeller by the Advisor; and (f) reputation, expertise and resources of Rockefeller. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) Rockefeller’s proposed compensation; (3) the investment performance of the Fund and that of equity investment strategies similar to the one Rockefeller proposed to use in managing the Fund; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by Rockefeller. The Board considered Rockefeller’s

Other Items (Unaudited) (Continued)

level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted that it is familiar with Rockefeller, as Rockefeller serves as a sub-advisor to the Touchstone Global ESG Equity Fund (“Global ESG Equity Fund”), a series of Touchstone Series Trust, which it manages in accordance with its global ESG strategy. The Board noted that Rockefeller would utilize a similar strategy currently employed for the Global ESG Equity Fund in managing the Fund. The Board also noted that the investment team who would manage the Fund would be the same investment team that currently manages the Global ESG Equity Fund. The Board also took into consideration that the Advisor was satisfied with Rockefeller’s in-house risk and compliance teams and its familiarity with Rockefeller given Rockefeller’s management of the Global ESG Equity Fund.

Anticipated Profitability. The Board took into consideration the financial condition of Rockefeller and any direct and indirect benefits to be derived by Rockefeller from its relationship with the Fund. In considering the anticipated level of profitability to Rockefeller, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between the Advisor and Rockefeller. Therefore, the anticipated level of profitability to Rockefeller from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Rockefeller’s management of the Fund to be a substantial factor in its consideration, although it noted that the proposed sub-advisory fee would include a breakpoint. The Board noted that, in connection with the proposed change in sub-advisor, the Advisor also proposed to reduce the Fund’s advisory fee and expense limitations.

Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay the sub-advisory fee to Rockefeller out of the advisory fee. The Board compared Rockefeller’s proposed sub-advisory fee to the sub-advisory fee paid to Miller/Howard, noting that the proposed sub-advisory fee was lower than the current sub-advisory fee. The Board noted that the proposed sub-advisory fee to be paid to Rockefeller for managing the Fund will be identical to the sub-advisory fee paid to Rockefeller for managing the Global ESG Equity Fund. The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to Rockefeller with respect to the various services to be provided by the Advisor and Rockefeller. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable considering the services to be provided to the Fund by Rockefeller.

Investment Performance. The Board considered Rockefeller’s investment performance and the Fund’s investment performance under the management of Miller/Howard. The Trustees also took into consideration the investment performance of Rockefeller’s non-U.S., non-ESG equity strategy and the Global ESG Equity Fund, which included investments in non-U.S. companies.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Rockefeller is qualified to manage the Fund’s assets in accordance with the Fund’s new investment goal and principal investment strategies; (b) Rockefeller maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by Rockefeller; and (d) Rockefeller’s proposed investment strategies are appropriate for managing the Fund. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	40	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; former Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015.	40	Director of Boys & Girls Club of West Chester/Liberty from 2016 to the present; and Director of Cintas Corporation from 2019 to the present.
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	40	Director of Cincinnati Bell (a communications company) from 1994 to 2019; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to 2019; Diebold, Inc. (a technology solutions company) from 2004 to the present; Ohio Business Alliance for Higher Education and the Economy from 2005 to the present; and Chairman of Ohio Business Round Table from 2005 to 2018.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	40	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	40	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	40	Director of SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	40	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2010 to the present.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant from 2014 to the present.	40	Director of Deaconess Associations, Inc. (healthcare) from 2001 to the present; Trustee of Huntington Funds from 2006 to 2015; and Director of National Association of Corporate Treasurers from 2011 to 2015.

1 Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

2 As of September 30, 2019, the Touchstone Fund Complex consisted of 13 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 19 series of the Touchstone Strategic Trust, and 7 variable annuity series of Touchstone Variable Series Trust.

3 Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

1 Each officer also holds the same office with Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1910

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Funds Group Trust totaled $252,000 and $242,850 for the fiscal years ended September 30, 2019 and September 30, 2018, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $22,000 and $8,000 for the fiscal years ended September 30, 2019 and September 30, 2018, respectively. The fees for 2019 and 2018 relate to review of N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $108,990 and $92,521 for the fiscal years ended September 30, 2019 and September 30, 2018, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations, tax agent services and out of scope tax services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $17,134 and $15,173 for the fiscal years ended September 30, 2019 and September 2018, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Funds Group Trust and certain entities*, totaled approximately $731,244 and $569,146 for the fiscal years ended September 30, 2019 and September 30, 2018, respectively.

*	These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	November 29, 2019

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	November 29, 2019

* Print the name and title of each signing officer under his or her signature.